LiveWell Freedom Variable Annuity Prospectus

May 1, 2019

An Individual Flexible Premium Deferred Variable Annuity

issued by: Midland National Life Insurance Company

through the Midland National Life Separate Account C

This prospectus describes what you should know before purchasing the LiveWell Freedom Variable Annuity Contract.  Please read this prospectus carefully and keep it for future reference.

The LiveWell Freedom Variable Annuity (the “Contract”) is designed to aid in long-term financial planning and provides for accumulation of capital on a tax-deferred basis for retirement or other savings needs. Due to the Contract’s Guaranteed Lifetime Withdrawal Benefit (“GLWB”), the Contract is designed for an owner to take periodic withdrawals for life. However, it may not be appropriate if you are interested only in maximizing long-term accumulation. The minimum initial premium for a Contract is $50,000.  You may make additional payments of $1,000 or more only in the first Contract year.

Replacing an existing annuity with the Contract may not be of financial benefit to you.  Your existing annuity may be subject to fees or penalties on surrender.  Compare the fees, charges, coverage provisions and limitations, if any, of your existing contract with those of the Contract described in this prospectus.

We pay compensation to broker/dealers whose registered representatives sell the Contract.  See “Distribution of the Contracts” for additional information about the compensation we pay.

A Statement of Additional Information (“SAI”) about the Contract and the Midland National Life Separate Account C, dated May 1, 2019 has been filed with the Securities and Exchange Commission (“SEC”).  The SAI is available free of charge by accessing the SEC’s Internet website (www.sec.gov) or upon request, free of charge, by writing to us at our Customer Service Center, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas 66675-8547 or by calling our Customer Service Center toll-free (866) 747-3421.  The table of contents of the SAI is included at the end of this prospectus and is incorporated herein by reference.  The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

You may allocate your premiums to the Separate Account investment options (see Definitions) that invest in a specified mutual fund (“portfolio”).  The investment options invest in the following series, funds or trusts:

• AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	• Fidelity® Variable Insurance Products • Janus Aspen Series
• American Funds Insurance Series®	• Legg Mason Partners Variable Income Trust
• BlackRock Variable Series Funds, Inc.	• MFS Variable Insurance Trust II
• Deutsche Variable Insurance Portfolios	• PIMCO Variable Insurance Trust

Your accumulation value in the investment options will increase or decrease based on the investment performance of the investment options.  Separate prospectuses  (or summary prospectuses) describe the investment objectives, policies, risks, and expenses of the portfolios.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for portfolios available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by contacting our Customer Service Center at (866) 747-3421.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by contacting the Customer Service Center at the toll-free number referenced immediately above. Your election to receive reports in paper will apply to all portfolios available under your Contract.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACT DESCRIBED IN THIS PROSPECTUS IS NOT A BANK DEPOSIT, NOT AN OBLIGATION OF A BANK, AND IS NOT GUARANTEED BY A BANK.  THIS CONTRACT IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. THE CONTRACT INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

The Contract includes a Guaranteed Lifetime Withdrawal Benefit that guarantees, under certain circumstances, that you can withdraw the lifetime payment amount each Contract year for as long as the covered person lives, regardless of investment performance and even if the Contract’s accumulation value reaches zero. In certain circumstances, partial withdrawals during a Contract year in excess of the lifetime payment amount will negatively impact the lifetime payment amount and the GLWB value. Partial withdrawals taken prior to the freedom date, while the accumulation value is greater than zero, will reduce the Contract’s accumulation value. Partial withdrawals are taken out of your accumulation value until the earlier of the accumulation value reaching zero or the freedom date, while the covered person lives. The probability of outliving your accumulation value and receiving the lifetime payment amount that we pay from our general account may be minimal. There is a charge for the GLWB benefit.

This Contract may be unsuitable if you intend to annuitize the Contract prior to the freedom date.

The Separate Account investment options available under your Contract are listed below.  No one insures or guarantees any of these investments.  Separate prospectuses describe the investment objectives, policies and risks of each investment option. The investment options available under the Contract have been chosen to align the GLWB benefit and the expected accumulation value investment performance to manage the risk to us and reduce the probability that we will have to pay GLWB benefits out of our general account.

Because of the GLWB feature, the investment options available under this Contract are more limited than the investment options available under many other variable annuity contracts, and you must allocate between 60% and 80% of your accumulation value to equity investment options.

Bond
1. BlackRock Total Return V.I. Fund Class III
2. Janus Henderson Flexible Bond Portfolio Service Shares
3. MFS VIT II Corporate Bond Portfolio Service Class
4. PIMCO VIT Total Return Portfolio Advisor Class
5. Western Asset Variable Core Bond Plus Portfolio Class II

Equity
6. American Funds IS Blue Chip Income and Growth Fund Class 4
7. BlackRock Large Cap Focus Growth V.I. Fund Class III
8. BlackRock S&P 500 V.I. Fund Class III
9. DWS Equity 500 Index VIP-B
10. Fidelity® VIP Index 500 Portfolio Service 2
11. Invesco Oppenheimer Main Street Fund/VA Service Class

There is a restriction of a maximum of 80% equity allocation and a minimum of 60% equity allocation.  There is also a requirement of rebalancing to the owner’s specified asset allocation within these limits on each Contract quarter end.  Dollar Cost Averaging (DCA) is not available.

You can choose any combination of available funds as long as the equity allocation from 60% to 80% is maintained.

These investment options are open to new premiums and investment transfers.  More information  can be found in the appendices. “APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS” highlights each investment option’s investment objectives and adviser.

If you have received a summary prospectus for any of the mutual fund portfolios available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information, shown on the front of the portfolio’s summary prospectus.

DEFINITIONS

SUMMARY

Features of LiveWell Freedom Variable Annuity

Your “Free Look” Right

Your Accumulation Value

Flexible Premium Payments

Investment Choices

Transfers

Frequent or Disruptive Transfers

Surrenders and Partial Withdrawals

Annuitization

Administrative Procedures

Risk of Increases in the GLWB Charge

Death Benefit

Fees and Expenses

Contract Owner Transaction Expenses

Periodic Charges Other Than Portfolio Expenses

Range of Annual Operating Expenses for the Portfolios1

Expense Examples

Financial Information

Charges and Fees

Surrender Charge

Mortality and Expense Risk Charge

Asset Based Administration Charge

Guaranteed Lifetime Withdrawal Benefit Charge

Transfer Charge

State Premium Taxes

Mutual Fund Fees and Expenses

ADDITIONAL INFORMATION ABOUT LIVEWELL FREEDOM VARIABLE ANNUITY

Suitability of the Contract

Other Products

Inquiries and Correspondence

Electronic Account Information

State Variations

Our Separate Account C and Its Investment Options

Amounts in Our Separate Account

We Own the Assets of Our Separate Account

Our Right to Change How We Operate Our Separate Account

DETAILED INFORMATION ABOUT THE CONTRACT

Requirements for Issuance of a Contract

Free Look

Tax-Free “Section 1035” Exchanges

Premium Payments

Allocation of Premium Payments

Asset Allocation

Changing Your Premium Allocation Percentages

Your Accumulation Value

Transfers of Accumulation Value

Surrenders and Partial Withdrawals

Systematic Withdrawals

Portfolio Rebalancing

Guaranteed Lifetime Withdrawal Benefit (GLWB)

Lifetime Payment Percentage

GLWB Charge

Investment Limitations and Restrictions

IRS Required Minimum Distributions

GLWB Roll-Up

Effects of Partial Withdrawals (including Lifetime Payment Amounts) on the GLWB

Effect of Full Surrender on the GLWB Value

Effects of Depletion of Accumulation Value on the GLWB

Potential Tax Consequences of Payments Made After the Freedom Date or the Date the Accumulation Value is Depleted

GLWB Freedom Date

Other GLWB Matters

Contract Termination

Maturity Date/Annuity date

Electing an Annuity Payment Option

Fixed Payment Options

Payment Options

Death Benefit

CHARGES, FEES AND DEDUCTIONS

Mortality and Expense Risk Charge

Asset Based Administration Charge

GUARANTEED LIFETIME WITHDRAWAL BENEFIT CHARGE

Transfer Charge

Charges in the Portfolios

State Premium Taxes

Other Taxes

Surrender Charge

Free Withdrawal Amount

FEDERAL TAX STATUS

Introduction

Annuity Contracts in General

Qualified and Non-Qualified Contracts

Minimum Distribution Rules and Eligible Rollover Distributions

Diversification and Distribution Requirements

Owner Control

Surrenders and Partial Withdrawals

Multiple Contracts

Withholding

Annuity Payments

Partial Annuitization

Medicare Tax

Definition of Spouse under Federal Law

Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

Taxation of Death Benefit Proceeds

Transfers, Assignments or Exchange of Contracts

Possible Tax Law Changes

Federal Estate, Gift and Generation-Skipping Transfer Taxes

Annuity Purchases by Residents of Puerto Rico

Foreign Tax Credits

ADDITIONAL INFORMATION

Transfer Limitations

Midland National Life Insurance Company

Our Financial Condition

Portfolio Voting Rights

How We Determine Your Voting Shares

Voting Privileges of Participants in Other Companies

Our Reports to Owners

Contract Periods, Anniversaries

Dividends

Change of Address Notification

Modification to Your Contract

Your Beneficiary

Assigning Your Contract

When We Pay Proceeds from This Contract

Distribution of the Contracts

Regulation

Cybersecurity Risks

Legal Proceedings

STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS

Investment Policies of the Portfolios

Availability of the Portfolios

APPENDIX B – STATE VARIATIONS

APPENDIX C – GLWB Examples

APPENDIX D – CONDENSED FINANCIAL INFORMATION

DEFINITIONS

For your convenience, below is a glossary of the special terms we use in this prospectus.  These terms are generally in bold face type throughout this document.

Accumulation Unit means the units credited to each investment option in the Separate Account before the annuity date.

Accumulation value means the sum of the amounts you have in the investment option(s) of our Separate Account under your in force Contract.

Annuitant means the person whose life is used to determine the amount and duration of any annuity payments involving life contingencies. The annuitant may not be changed during the annuitant’s lifetime.

Annuitization means an election of an annuity payment option.

Annuity Date means the date an annuity payment option has been elected and we have issued a supplementary contract. In no event can this date be earlier than the second Contract anniversary, or no later than the maturity date.

Annuitize means an election to receive regular annuity payments from your Contract under one of the annuity payment options.  An election to annuitize your Contract may be irrevocable.  If you elect to annuitize your Contract, you will no longer be able to exercise any liquidity (e.g., withdrawal or surrender) provision that may have previously been available.

Beneficiary means the person or persons to whom the Contract’s death benefit will be paid in the event of the death of the owner.

Business Day means any day the New York Stock Exchange is open for regular trading.  Our business day ends when the New York Stock Exchange closes for regular trading generally 3:00 p.m. Central Time.

Contract Anniversary means the same date in each Contract year as the issue date.

Contract Month means a month that starts on the same date as the issue date in each month.  For this purpose, if the issue date is not a calendar date in every month, then we look forward to the first day of the next calendar month.  For example, assume a Contract is issued on January 31st; subsequent Contract months will begin on the first day of each month (March 1, March 31, May 1, May 31, etc.).

Contract Quarter means a three-month period that starts on the same date as the issue date in each three-month period.  For this purpose, if the issue date is not a calendar date in every month, then we look forward to the first day of the next calendar month.  For example, assume a Contract is issued on January 31st; Contract quarters will begin on the first day of each quarter (May 1, July 31, and October 31).

Contract Year means a year that starts on the issue date or on each Contract anniversary thereafter.

Customer Service Center means where you must send correspondence, service or transaction requests, and inquiries to P.O. Box 758547 Topeka, Kansas, 66675-8547 or via fax (866) 511-7038. The toll free telephone number is (866) 747-3421. Please note: Premium payments must be sent to P.O. Box 758546, Topeka, Kansas, 66675-8546. The overnight mailing address is Midland National Customer Service Center, Mail Zone 547, 5801 SW 6th Avenue, Topeka, Kansas 66636-1001. This should only be used for mail delivered via a courier.

Death Benefit means the amount that we will pay to the beneficiary in the event of the death of the owner if the Contract is still in force.  The amount of the death benefit will be the accumulation value on the business day that our Customer Service Center receives the required documentation in good order.

Freedom Date means the date your accumulation value is no longer reduced for lifetime payment amounts, the GLWB charge is no longer assessed against the investment options and you have full access to the accumulation value without affecting the lifetime payment amount.

Gain means the difference, if any, between your accumulation value and the total premiums received less any reduction for partial withdrawals on a dollar for dollar basis.

GLWB Charge means the quarterly charge that is assessed to your accumulation value. The charge is calculated as a percentage of your GLWB value. The GLWB charge at Contract issue is not guaranteed for the life of the contract.  The Company may change the GLWB charge on any contract anniversary with at least 30 days written notice, prior to the GLWB charge increase, to the owner.

GLWB Covered Person means the owner of the Contract and the individual upon whose life the GLWB lifetime payments are measured. In the case of joint owners, the GLWB covered person’s issue age is the younger of the joint owners. Joint covered persons must be spouses. If the owner is a non-natural entity, then the annuitant is the GLWB covered person.

GLWB Value means the total premiums payments received increased each year by the GLWB roll-up credit, adjusted for partial withdrawals. The GLWB value is not the same as, or part of, the accumulation value; the GLWB value is not available for full or partial surrenders or annuitization.  It is only used in the calculation of the lifetime payment amount and the GLWB charge.

Good Order means all of the information necessary to process a transaction, as we determine in our discretion.  Transaction requests will generally be processed on the business day they are received at the Customer Service Center as long as the request is in good order. For more detailed information see “Administrative Procedures” on page 10.

Investment Option means an option or division of our Separate Account which invests exclusively in one share class of one investment portfolio of a Trust or Fund.

Issue Age means the age of the owner on the last birthday before the issue date.

Issue Date means the date the Contract goes into effect and from which Contract anniversaries, Contract months, Contract quarters, and Contract years are determined.

Lifetime Payment Amount (LPA) means the amount available under the GLWB benefit set at the time of the first partial withdrawal in the Contract.  The lifetime payment amount is the greater of (a) the GLWB value times the lifetime payment percentage applicable at the time of the first partial withdrawal in the Contract, or (b) the IRS required minimum distribution (RMD).  The lifetime payment amount is guaranteed to be available each Contract year during the life of the GLWB covered person while the Contract is in effect, provided total partial withdrawals in the Contract year follow the terms of the GLWB.  The lifetime payment amount is not subject to any surrender charge. The lifetime payment amount includes, but is not in addition to any penalty-free partial withdrawal amount.

Lifetime Payment Percentage (LPP) means the applicable lifetime payment percentage (individual or joint GLWB covered person) used in the calculation of the lifetime payment amount.

Maturity Date means the latest possible date, specified in your Contract, on which annuity payments must begin or the Contract surrendered.  The maturity date is the Contract anniversary immediately following the annuitant’s 115th birthday.

Maximum GLWB Value means 200% of the total premium deposited. The GLWB roll-up ends when the GLWB value reaches the maximum GLWB value.

Owner means the person(s) or entity that is named in the application or on the latest change filed with us who is entitled to exercise all rights and privileges provided in the Contract.

Payee means the person who is entitled to receive annuity payments after annuitization.  On or after the annuity date, the owner will be the payee.  The beneficiary is the payee of the proceeds at the death of the Owner, if the date of death is prior to the annuity date.

Principal Office means Midland National Life Insurance Company’s principal place of business located at 4350 Westown Parkway, West Des Moines, IA  50266.  Please note: You must send all correspondence, service or transaction requests, inquiries, and premium payments to our Customer Service Center.

Proof of Death means a certified copy of the death certificate or any other proof satisfactory to us.

Remaining Premium means the premium payments made to the Contract less all withdrawals (total gross partial withdrawal(s), which includes any surrender charges). .

Separate Account means the Midland National Life Separate Account C which receives and invests your premiums under the Contract.  Our Separate Account is divided into investment options.

Surrender Value means the Separate Account accumulation value on the date of surrender less any applicable surrender charge and any state premium tax, if applicable.

Valuation Period means the time beginning at the close of regular trading on the New York Stock Exchange (generally 3:00 p.m., Central Time) on one business day and ending at the close of regular trading on the New York Stock Exchange on the next business day.  Midland National reserves the right to revise the definition of valuation period as needed in accordance with applicable federal securities laws and regulations.

Written Notice means a notice or request submitted in a written form satisfactory to us, that is signed by the owner and received by us at our Customer Service Center in good order at P.O. Box 758547, Topeka, Kansas 66675-8547 or via fax (866) 511-7038. The overnight mailing address is Midland National Customer Service Center, Mail Zone 547, 5801 SW 6th Avenue, Topeka, Kansas 66636-1001.

SUMMARY

In this prospectus “we,” “our,” “us,” “Midland National,” and “Company” mean Midland National Life Insurance Company.  “you” and “your” mean the owner of the Contract.  We refer to the person who is covered by the Contract as the “annuitant,” because the annuitant and the owner might not be the same.

This summary provides only a brief overview of the more important features of the Contract. The detailed information appearing later in this prospectus further explains the following summary.  Please read this entire prospectus, your Contract and the SAI for more detailed information.  The prospectus discloses all material features and benefits of the Contract. Unless otherwise indicated, the description of the Contract in this prospectus assumes that the Contract is in force.

Features of LiveWell Freedom Variable Annuity

The LiveWell Freedom Variable Annuity, a flexible premium deferred variable annuity, described in this prospectus provides for accumulation of assets (the “accumulation value”) and payment of annuity payments.  The Contract is designed to aid individuals in long-term planning for retirement or other long-term purposes. Due to the Contract’s Guaranteed Lifetime Withdrawal Benefit (“GLWB”), the Contract is designed for an owner to make periodic withdrawals for life. However. it may not be appropriate if you are only interested in maximizing long-term accumulation.

The Contract is available for situations that do not qualify for the special federal tax advantages available under the Internal Revenue Code (“Non-Qualified Contract”) and for retirement plans which do qualify for those tax advantages (“Qualified Contract”).  This Contract does not offer any additional tax benefits when purchased under a qualified plan.  See “Suitability of the Contract” on page 14 for more detailed information.

Replacing an existing annuity with the Contract may not be of financial benefit to you.  Your existing annuity may be subject to fees or penalties on surrender.  Compare the fees, charges, coverage provisions and limitations, if any, of your existing annuity with those of the Contract described in this prospectus before replacing an existing annuity.

This Contract is designed for people seeking to make periodic withdrawals. You should not buy this Contract:

•         if you are looking for a short-term investment;

•         if you cannot risk getting back less money than you put in;

•         if you do not intend to take withdrawals prior to annuitization;

•         if you plan to annuitize prior to the freedom date; or

•         if you intend to take withdrawals that exceed the lifetime payment amount.

A significant feature of the Contract is the Guaranteed Lifetime Withdrawal Benefit (GLWB).  The GLWB guarantees, under certain circumstances, that you can withdraw the lifetime payment amount each Contract year for as long as the GLWB covered person lives, regardless of investment performance and even if the Contract’s accumulation value has gone to zero.   There is a charge for this benefit.  You should make sure that you understand the benefits and limitations of the GLWB and that it is appropriate for your needs.

In certain circumstances, partial withdrawals during a Contract year in excess of the lifetime payment amount will negatively impact the lifetime payment amount and the GLWB value. Partial withdrawals taken prior to the freedom date, while the accumulation value is greater than zero, will reduce the Contract’s accumulation value.  Withdrawals are taken out of your accumulation value until the earlier of the accumulation value reaching zero or the freedom date, while the covered person lives, so the chance we make the lifetime payment amount from our general account may be minimal.

Your “Free Look” Right

You can examine the Contract and return it to us for any reason within ten (10) days after you receive it for a refund of the accumulation value (which may be more or less than the premium payments you paid), or if greater and required by your state, the original amount of your premium payment.  Longer free look periods apply in some states and in certain situations.  See “Free Look” on page 18 for more details.

Your Accumulation Value

Your accumulation value depends on:

•         the amount and frequency of premium payments,

•         the selected investment options’ investment experience,

•         partial withdrawals, and

•         charges and deductions.

You bear the investment risk under the Contract.  There is no minimum guaranteed accumulation value and you could lose accumulation value invested in this Contract.

Flexible Premium Payments

You may pay premiums only in the first Contract year, and in whatever amount you want, within certain limits and subject to our ability to refuse any premiums.  The minimum initial premium for a Contract is $50,000.  You may make additional payments of $1,000 or more only in the first Contract year. You may not be able to increase the accumulation value as quickly as other contracts since you can only make payments in the first Contract year.

Unless you receive approval from us, the maximum amount of premium you can pay into this Contract is $2,000,000.  Also, an initial or additional premium that would cause the contract value of all annuities that you maintain with Midland National to exceed $5,000,000 requires our prior approval.  This limit is calculated for each annuitant or owner and is based on all active annuity contracts. This Contract does not offer dollar cost averaging.

Investment Choices

You allocate your accumulation value to the investment options of our Separate Account available under this Contract.  Because of the GLWB benefit feature, there are a limited number of investment options available,  and you must allocate between 60% and 80% of your accumulation value to equity investment options and the remainder to bond investment options.

For a full description of the investment options, see the portfolios’ prospectuses or summary prospectuses, which accompany this prospectus.  See “APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS” on page 46 for more information.

Each investment option pays a different investment management or advisory fee and has different operating expenses.  More detail concerning each investment options’ fees and expenses is contained in the prospectus provided by the fund company.

We allocate your premiums and investment allocations to the investment options you choose.  The value of your Contract will fluctuate daily during the accumulation period depending on the investment options you have chosen; you bear the investment risk.

Transfers

We currently do not charge for transfers between investment options, but reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year. If assessed, this charge will be deducted from the amount that is transferred prior to the allocation to a different investment option. The fee is waived for transfers in connection with automatic rebalancing programs. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgment or in accordance with applicable law or pursuant to our agreements with the underlying portfolios.  We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner we deem appropriate for some, all, or specific owners.  See “Transfer Limitations” on page 38 for more information. Your ability to make transaction requests may be limited as to the time, frequency and dollar amount when using a third-party investment adviser.

Frequent or Disruptive Transfers

Frequent, large, programmed, or short-term transfers among the investment options can cause risks with adverse effects for other owners (and beneficiaries and portfolios).  These risks and harmful effects include:

•         dilution of the interests of long-term investors in an investment option if transfers into the option are made at unit values that are priced below the true value or transfers out of the investment option are made at unit values priced higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•         an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and

•         increased brokerage and administrative expenses.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among investment options of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Individuals or organizations that use market-timing strategies and make frequent transfers should not purchase the Contract.

Surrenders and Partial Withdrawals

You may generally withdraw all or part of your surrender value at any time, before annuity payments begin.  Withdrawals, also known as partial withdrawals, will reduce your accumulation value which will affect the death benefit on this Contract.  See “Surrenders and Partial Withdrawals” on page 20 for more information.  The amount you request (plus any surrender charge, if applicable) will be deducted from your accumulation value. You may take a surrender in a lump sum or choose to elect an income through annuitization that will continue as long as you live or for some other period you elect.

A surrender charge of up to 8% will be assessed against each premium payment withdrawn for the first seven years after the premium payment was paid for partial withdrawals, surrenders and annuitization in excess of the free withdrawal amount. See “Free Withdrawal Amount” on page 33 for more information. Partial withdrawals in excess of the lifetime payment amount may negatively impact the GLWB benefit.

You may also elect a systematic withdrawal option.  See “Systematic Withdrawals” on page 21.

A partial withdrawal or surrender (including withdrawals to pay third-party investment advisers) may have negative tax consequences, including a 10% tax penalty on certain surrenders prior to age 59 ½.  Under Non-Qualified Contracts, gain, if any, is withdrawn first for tax purposes and is taxed as ordinary income.  See “FEDERAL TAX STATUS” on page 34.

Annuitization

Although the Contract is intended primarily for taking lifetime withdrawals of the lifetime payment amount under the GLWB benefit, you also have the option of annuitizing the contract and receiving fixed payments for life (single or joint) and/or for a guaranteed period. If you annuitize prior to the freedom date you will forgo the GLWB benefit. After the freedom date you may receive the LPA and accumulation value. See “Electing an Annuity Payment Option” on page 28.

Administrative Procedures

We may accept a request for Contract service in writing, by telephone, or other approved electronic means at our Customer Service Center, subject to our administrative procedures, which vary depending on the type of service requested and may require proper completion of certain forms, providing appropriate identifying information and/or other administrative requirements.  We will process your request at the accumulation unit value next determined after you have met all administrative requirements in good order.

Good order means that all of the information necessary to process a transaction is provided. This includes any required forms are completely and accurately filled out and that we have all the signatures and other information we require, including written notice and proper notification, as we determine in our discretion. To the extent applicable, this information and documentation generally includes your completed application or service form, the Contract number, the transaction amount (in dollars or percentages as applicable), the full names of and allocations to and/or from the investment options affected by the requested transaction, the signatures of all owners, exactly as registered on the Contract, social security number or taxpayer I.D. and any other information or supporting documentation that we may require.  Please sign and date all of your requests. With respect to premium payments, good order also generally includes receipt of sufficient funds by us to effect the purchase.  We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

For transactions submitted by telephone, facsimile or internet, the transaction must be completed in good order prior to the close of regular trading of the New York Stock Exchange, generally 3:00 p.m. Central Time.

Risk of Increases in the GLWB Charge

The GLWB charge is at a level below the guaranteed maximum level. We may increase this charge up to the guaranteed maximum level for both in-force and newly issued contracts.

Death Benefit

The LiveWell Freedom Variable Annuity Contract pays a death benefit when the owner dies before the annuity date, if the Contract is still in force.  The death benefit prior to the annuity date is equal to the accumulation value less any state premium tax.

If the owner dies on or after the annuity date, then any remaining guaranteed amounts, other than the amount payable to, or for the benefit of, the owner’s surviving spouse, must be paid at least as rapidly as the benefits were being paid at the time of the owner’s death.  Other rules relating to distributions at death apply to Qualified Contracts.  State premium taxes may also be deducted from all death benefit proceeds. See “Death Benefit” on page 30 for more information.

Fees and Expenses

The following tables list the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

Contract Owner Transaction Expenses

The first set of tables list the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer accumulation value between investment options.  State premium taxes may also be deducted.

Contract Owner Transaction Expenses	Charge
Sales Load Imposed on Premiums	None
Maximum Surrender Charge (as a percentage of premiums withdrawn)	8.0%
State Premium Tax[1]	0% to 3.5%
Transfer Charge (if applicable)[2]	$15

1State premium tax is based on current resident state and varies by state.  If applicable in your state, it is generally payable upon full surrender, death, maturity or annuitization.

2We reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year. Currently no transfer charge is imposed.

Periodic Charges Other Than Portfolio Expenses

The next tables list the fees and expenses that you may pay periodically during the time that you own the Contract, not including portfolio company fees and expenses.

Separate Account Annual Expenses		Charge
Mortality & Expense Risk Charge[1] (as a percentage of accumulation value)		0.90%
Asset Based Administration Charge[1] (as a percentage of accumulation value)		0.35%

Total Separate Account Annual Expenses		1.25%

Quarterly Charges:	Guaranteed Maximum	Current Charge
Guaranteed Lifetime Withdrawal Benefit (GLWB)[2] Charge (as a percentage of the GLWB Value)	2.50%	1.45%

Note: Once the Contract is issued, the mortality and expense risk charge and asset based administrative charge will not be increased since they are guaranteed for the life of the Contract. However, the charge for the Guaranteed Lifetime Withdrawal Benefit (GLWB) can change after the Contract is issued.

1This charge is deducted daily at the annual rates specified in the table.

2The GLWB charge at contract issue is not guaranteed for the life of the contract.  The GLWB charge is deducted quarterly from your accumulation value at the annual rate specified in the table.  The Company may change the GLWB charge on any contract anniversary with at least 30 days written notice, prior to the GLWB charge increase, to the owner. The GLWB Value is equal to premiums received, increased each year by the GLWB roll-up credit percentage, and adjusted for partial withdrawals.

For information concerning compensation paid for the sale of Contracts, see “Distribution of the Contracts” on page 43.

Range of Annual Operating Expenses for the Portfolios1

The next item shows the lowest and highest total operating expenses charged by the portfolios that you may pay periodically during the time that you own the Contract, based on the expenses for the portfolios for the year ended December 31, 2018 (expenses that are deducted from portfolios assets, including management fees, distribution, and/or service (12b-1) fees and other expenses).  Expenses may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolios.

Total Annual Portfolio Operating Expenses	Lowest	Highest
Range of total annual operating expenses before waivers and expense reimbursements	0.35%	1.27%
Range of total annual operating expenses after waivers and expense reimbursements[2]	0.35%	1.14%

1The portfolio expenses used to prepare this table were provided to us by the fund company(ies). We have not independently verified such information. The expenses are those incurred as of the fiscal year ending December 31, 2018. Current or future expenses may be higher or lower than those shown.

2The range of total annual operating expenses after waivers and expense reimbursements reflects only those contractual reimbursements that will remain in effect for at least one year from the effective date of the portfolio’s registration statement.

Expense Examples

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include owner transaction expenses, Separate Account annual expenses, and portfolio operating expenses (for the year ended December 31, 2018).

The 2 examples below assume that you invest $10,000 in the Contract for the time periods indicated.  The Examples also assume that your investment has a 5% return each year.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 1: The highest charges that can be imposed once the contract is issued (i.e., 1.25% separate account annual expenses); highest portfolio expenses (without waivers of fees or expenses), with the highest Guaranteed Lifetime Withdrawal Benefit (GLWB) charge of 2.50%.

(1)    If you surrender or annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,229	$2,219	$3,203	$6,039

(2)    If you do NOT surrender your Contract:

1 Year	3 Years	5 Years	10 Years
$509	$1,589	$2,753	$6,039

Example 2: This example assumes that the highest charges that can be imposed once the contract is issued (i.e., 1.25% separate account annual expenses), and the lowest level of portfolio expenses (without waiver of fees or expenses), with the current Guaranteed Lifetime Withdrawal Benefit (GLWB) charge of 1.45%.

(1) If you surrender or annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,030	$1,602	$2,140	$3,747

(2) If you do NOT surrender your Contract:

1 Year	3 Years	5 Years	10 Years
$310	$972	$1,690	$3,747

The examples do not reflect state premium taxes (which may range up to 3.5%, depending on the jurisdiction).

These examples should not be considered a representation of past or future expenses.  Actual expenses may be greater or lower than those shown.  The assumed 5% annual rate of return is purely hypothetical; past or future returns may be greater or less than the assumed hypothetical return.

Financial Information

Our financial statements and financial statements for the Separate Account are in the SAI.  You may obtain a free copy of the SAI by checking the appropriate box on the application form, calling us toll-free at (866) 747-3421, faxing us at (866) 511-7038, or writing us at our Customer Service Center, Midland National Life Insurance Company,  P.O. Box 758547, Topeka, Kansas 66675-8547.  Condensed Financial Information for the investment options is in “APPENDIX D – CONDENSED FINANCIAL INFORMATION” on page 55.

Charges and Fees

Surrender Charge

Sales charges are not deducted from premium payments. A surrender charge of up to 8% will be assessed against each premium payment withdrawn for the first seven years when partial withdrawals are taken in excess of the free withdrawal amount. This includes surrenders and partial withdrawals to effect an annuity and systematic withdrawals. The amount of any applicable surrender charge depends on the number of years since each premium payment was paid. See “Surrender Charge” on page  32.

Mortality and Expense Risk Charge

We deduct a 0.90% per annum charge against all accumulation values held in the Separate Account for assuming the mortality and expense risks and other risks under the Contract.  (See “Mortality and Expense Risk Charge” on page 31.)

Asset Based Administration Charge

We deduct an asset based administration charge of 0.35% per annum against all accumulation values held in the Separate Account.    (See “Asset Based Administration Charge” on page 31.)

Guaranteed Lifetime Withdrawal Benefit Charge

We currently deduct a charge of 1.45% per annum of the GLWB Value (deducted quarterly from the accumulation value).  We can increase this charge at our discretion, but it is guaranteed not to exceed 2.50% per annum.

Transfer Charge

There may be a $15 charge for each transfer in excess of 15 in any one Contract year.

State Premium Taxes

We reserve the right to deduct the amount of any state premium taxes levied by a state or any government entity from the surrender value at surrender, maturity or annuitization and from the accumulation value at death.  (See “State Premium Taxes” on page 32).

Mutual Fund Fees and Expenses

Fees and expenses are deducted from the underlying investment options.

ADDITIONAL INFORMATION ABOUT LIVEWELL FREEDOM VARIABLE ANNUITY

Suitability of the Contract

Because of the fees and expenses and possible loss of principal, the Contracts are not appropriate for short-term investment.  In addition, Non-Qualified Contracts may be most appropriate for those who have already made maximum use of other tax favored investment plans such as 401(k) plans.  The tax-deferred feature of the Contract is most favorable to those in high tax brackets.  The tax-deferred feature is not necessary for a tax-qualified plan.  In such instances, purchasers should consider whether other features, such as the Guaranteed Lifetime Withdrawal Benefit (GLWB) and lifetime annuity payments make the Contract appropriate for their purposes.  Before purchasing a Contract for use in a qualified plan, you should obtain competent tax advice both as to the tax treatment of the Contract and the suitability of the investment for your particular situation.

This Contract is designed for people seeking to make periodic withdrawals. You should not buy this Contract:

•         if you are looking for a short-term investment;

•         if you cannot risk getting back less money than you put in;

•         if you do not intend to take withdrawals prior to annuitization;

•         if you plan to annuitize prior to the freedom date; or

•         if you intend to take withdrawals that exceed the lifetime payment amount or required minimum distribution.

This Contract is not designed for resale or speculation, arbitrage, viatical settlements or any type of collective investment scheme.  This Contract may not be traded on any stock exchange or secondary market.  By purchasing this Contract, you represent and warrant that you are not purchasing or intending to use this Contract, for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme.

Other Products

We may offer other variable annuity contracts through our Separate Account that also invest in some of the same portfolios.  These annuity contracts may have different charges and may offer different benefits and more investment options.  We encourage you to carefully consider the costs and benefits of the Contract (especially the GLWB) to ensure that it is consistent with your personal investment goals and needs.  To obtain more information about these annuity contracts, contact your registered representative, or call us at (866) 747-3421.

Inquiries and Correspondence

If you have any questions about your Contract or need to make changes, then contact the registered representative who sold you the Contract, or contact us at our Customer Service Center:

P.O. Box 758547

Topeka, Kansas 66675-8547

Phone : (866) 747-3421 (toll-free)

Fax : (866) 511-7038 (toll-free)

You currently may send correspondence and transaction requests to us at the above Customer Service Center address or by facsimile or telephone at the numbers listed above. Our service representatives are available between the hours of 7:30 a.m. and 5:00 p.m. Monday through Friday  (Central Standard Time), excluding holidays and any day the New York Stock Exchange is not open.  Any requests for partial withdrawals, transfers, and surrenders sent to another number or address may not be considered received at our Customer Service Center and will not receive that day’s price.  The procedures we follow for facsimile requests include a written confirmation sent directly to you following any transaction request.  We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine.  We may revoke facsimile, internet and telephone transaction privileges at any time for some or all owners.  The overnight mailing address is Midland National Customer Service Center, Mail Zone 547, 5801 SW 6th Avenue, Topeka, Kansas 66636-1001.

The procedures we follow for transactions initiated by telephone may include requirements that callers identify themselves and the owner by name, social security number, date of birth of the annuitant or an owner, or other identifying information.  We disclaim any liability for losses resulting from unauthorized or allegedly unauthorized facsimile, internet or telephone requests that we believe to be genuine.  We may record all telephone requests.  There are risks associated with requests made by facsimile (possible falsification of faxed documents by others), internet or telephone (possible falsification of owner identity) when the original signed request is not sent to our Customer Service Center.  You bear those risks.

Facsimile, internet, and telephone correspondence and transaction requests may not always be available.  Facsimile, internet, and telephone systems can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of your request.  If you are experiencing problems, you should mail your correspondence and transaction request to our Customer Service Center.

Electronic Account Information

You may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may elect to discontinue e-Delivery at any time and may also request paper copies of any documents by contacting our Customer Service Center. You may obtain more information and assistance at www.srslivewell.com or by writing us at our mailing address P.O. Box 758547, Topeka, Kansas 66675-8547 or by telephone at (866) 747-3421.

State Variations

Certain provisions of the Contracts may be different than the general description in this prospectus, and certain options may not be available, because of legal restrictions in your state.  See your Contract for specific variations since any such variations will be included in your Contract or endorsements attached to your Contract.  See your registered representative or contact our Customer Service Center for additional information that may be applicable to your state. For more information see “APPENDIX B – STATE VARIATIONS” on page 49. All material state variations are disclosed in Appendix B to this prospectus.

Our Separate Account C and Its Investment Options

The Separate Account is the Midland National Life Separate Account C, established under the insurance laws of the State of South Dakota in March 1991 and now governed by Iowa law.  It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940.  This registration does not involve any SEC supervision of its management or investment contracts.  The Separate Account is divided into investment options, each of which invests exclusively in shares of one investment portfolio of a Trust or Fund.  You may allocate part or all of your premiums to any of the investment options of our Separate Account available under this Contract (subject to the minimum and maximum equity allocation).

You will find information about the portfolios currently available under your Contract in “APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS”.  Appendix A includes information about investment objectives and advisers.

Our Separate Account buys and sells the shares of each portfolio at net asset value (with no sales or surrender charge).  More detailed information about the portfolios and their investment objectives, policies, risks, charges, expenses and other aspects of their operations, appear in their prospectuses and in each portfolio’s Statement of Additional Information.  You should read the portfolios’ prospectuses carefully before investing, allocating or transferring money to any portfolio.  You can receive a current copy of a prospectus (or summary prospectus) for each of the portfolios by contacting your registered representative or by calling our Customer Service Center at (866) 747-3421 or writing to our Customer Service Center, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas 66675-8547.

The portfolios, their managers, or affiliates thereof, may make payments to Midland National and/or its affiliates.  These payments may be derived, in whole or in part, from the fees disclosed in the portfolios’ prospectuses including investment advisory fees, 12b-1 fees and other expenses including service fees (if applicable) charged annually by each portfolio.  Owners, through their indirect investment in the portfolios, bear the costs of these fees.  The amount of these payments may be substantial, may vary between portfolios, and generally are based on a percentage of the assets in the portfolios that are attributable to the Contracts and other variable insurance products issued by Midland National.  These percentages currently range up to 0.50% annually.  Midland National may use these payments for any corporate purpose, including payment of expenses that Midland National and/or its affiliates incur in promoting, issuing, marketing, and administering the Contracts, and, that we incur in our role as intermediary, in promoting and marketing the portfolios.  Midland National and its affiliates may profit from these payments.

Amounts in Our Separate Account

The amount you have in each investment option is represented by the value of the accumulation units.  The value you have in an investment option is the accumulation unit value times the number of accumulation units credited to you.  Amounts allocated, transferred or added to the investment options are used to purchase accumulation units.  Accumulation units of an investment option are purchased when you allocate premiums or transfer amounts to that option.  Accumulation units are sold or redeemed when you make a surrender, partial withdrawal or transfer amounts from an investment option, and to pay the death benefit when the owner dies.  We also redeem units to pay for certain charges such as the quarterly GLWB Charge.

We calculate the number of accumulation units purchased or redeemed in an investment option by dividing the dollar amount of the transaction by the investment option’s accumulation unit value at the end of that day, if it is a business day. If it is not a business day, we will use the unit value on the next business day.  The number of accumulation units credited to you will not vary because of changes in accumulation unit values.

The accumulation units of each investment option have different accumulation unit values.  We determine accumulation unit values for the investment options at the end of each business day.  The accumulation unit value for each investment option is initially set at $10.00.  Accumulation unit values fluctuate with the investment performance of the corresponding portfolios.  Accumulation unit values reflect investment income, the portfolios’ realized and unrealized capital gains and losses, and the portfolios’ expenses.  The accumulation unit values also reflect the daily asset charges we deduct from our Separate Account currently at an effective annual rate of 1.25% of the accumulation value in the Separate Account (not including the quarterly GLWB charge).  Additional information about the accumulation unit values is contained in the SAI.

We Own the Assets of Our Separate Account

We own the assets of our Separate Account and use them to support your Contract and other variable annuity contracts.  We may permit charges owed to us to stay in the Separate Account.  Thus, we may also participate proportionately in the Separate Account.  These accumulated amounts belong to us and we may transfer them from the Separate Account to our general account.  The assets in the Separate Account equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities arising out of our other business.  The obligations under the Contracts are our obligations.  The income, gains and losses (realized and unrealized) of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses.  Under certain unlikely circumstances, one investment option of the Separate Account may be liable for claims relating to the operations of another investment option.

Our Right to Change How We Operate Our Separate Account

We have the right to modify how we operate the Separate Account.  In making any changes, we may not seek approval of owners (unless approval is required by law).  We have the right to:

•         add investment options to, or remove investment options from our Separate Account;

•         combine two or more investment options within our Separate Account;

•         withdraw assets relating to our variable annuities from one investment option and put them into another;

•         eliminate a portfolio’s shares and substitute shares of another portfolio or another open-end, registered investment company.  This may happen if the portfolio’s shares are no longer available for investment or, if in our judgment, further investment in the portfolio is inappropriate in view of the Separate Account’s purposes.  However, if required, we would first seek approval from the Securities and Exchange Commission and the insurance regulator where the Contract is delivered;

•         end the registration of our Separate Account under the Investment Company Act of 1940;

•         operate our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of “interested persons” of Midland under the Investment Company Act of 1940); and

•         operate our Separate Account or one or more of the investment options in any other form the law allows, including a form that allows us to  make direct investments.  In addition, we may disapprove any change in investment advisors or investment policies unless a law or regulation provides differently.

If any changes are made that result in a material change to any investment option, then you will be notified.  We may, for example, cause the investment option to invest in another mutual fund other than or in addition to the current portfolios.

If automatic allocations (such as premiums automatically deducted from your bank account or automatic rebalancing) are being made into an investment option that is removed or no longer available, and if you do not give us other instructions, then any amounts that would have gone into the removed or closed investment option will be allocated pro rata to your other investment option(s).

If you are enrolled in quarterly automatic rebalancing (mandatory on this Contract), automatic premiums, or a comparable program while an underlying investment option merger, substitution or liquidation takes place, unless otherwise noted in a communication from us, your accumulation value invested in such investment option will be transferred automatically to the designated surviving investment option in the case of mergers, the replacement investment option in the case of substitutions or a Money Market Fund in the case of investment option liquidations. Your automatic rebalancing enrollment instructions will be automatically updated to reflect the surviving investment option, the replacement investment option or a Money Market Fund investment option.

You may want to transfer the amount in that investment option as a result of changes we have made.  If you do wish to transfer the amount you have in that investment option to another investment option of our Separate Account, then you may do so, without charge, by writing to our Customer Service Center.  At the same time, you may also change how your premiums are allocated.

DETAILED INFORMATION ABOUT THE CONTRACT

Requirements for Issuance of a Contract

Any person wishing to purchase a Contract may submit an application form and an initial premium payment of at least $50,000.  The sale must take place through a representative who is licensed, registered and authorized to sell the Contract.  The issue ages for the Contract are 50 to 75 (the owner’s age).  For joint owners, you must be spouses, the Contract will be based on the youngest joint owner’s age.

If your application is complete and in good order (see “Administrative Procedures” on page 10), then we will accept or reject it within two business days of receipt.  If the application is incomplete, then we will attempt to complete it within five business days.  If it is not complete at the end of this period (or cannot be accepted for some other reason), then we will inform you of the reason for the delay and the premium payment will be returned immediately unless you let us keep the premium until the application is complete.  Your initial premium is held in a non-interest bearing suspense account (which is part of our general account) until your Contract is issued or your premium is refunded.  While your premium is in that account, your premium is not protected from claims of our general creditors.

We will allocate your initial premium payment according to your instructions if we receive it or accept your application (whichever is later) at our Customer Service Center before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time).  We will then price the accumulation units purchased with your premium payment at the unit value determined at the close of that valuation period.  If we receive your initial premium payment or accept your application (whichever is later) after the close of regular trading on the New York Stock Exchange, we will credit accumulation units at the unit value determined at the close of the next valuation period.

There may be delays in our receipt of applications that are outside of our control because of the failure of the selling registered representative to forward the application to us promptly, or because of delays in their broker dealer determining that the Contract is suitable for you.  Any such delays will affect when your Contract can be issued and when your premium payment is allocated among investment options of our Separate Account.

We may offer other variable annuity contracts that have different death benefits, contract features, and optional benefits.  However, these other contracts also have different charges that would affect your investment performance and accumulation value.  To obtain more information about these other contracts, contact our Customer Service Center.

Free Look

You may cancel your Contract within your ten (10) day Free Look period.  We deem the Free Look period to expire 10 days after you have received your Contract.  Some states and situations may require a longer Free Look period.  To cancel your Contract, you need to return your Contract to the registered representative who sold it to you or to our Customer Service Center.  If you cancel your Contract, then we will return:

•         The accumulation value (which may be more or less than the premium payments you paid), or

•         If greater and required by your state, your premiums minus any partial withdrawals.

Tax-Free “Section 1035” Exchanges

You can generally exchange one non-qualified annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code.  Before making an exchange, you should compare both annuities carefully.  Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, there may be a surrender charge on this Contract,  and other charges may be higher (or lower) and the benefits may be different.  You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you purchase the Contract in exchange for an existing annuity contract from another company, we may not receive your premium payment from the other company for a substantial period of time after you sign the application and send it to us, and we cannot credit your premium to the Contract until we receive it. You should consult with and rely upon a tax adviser if you are considering a contract exchange.

Premium Payments

You can make additional premium payments at any time during the first Contract year, and in whatever amount you want, within certain limits and subject to our right to refuse any premiums. Your initial investment must be at least $50,000.  You may make additional payments of $1,000 or more only in the first Contract year.  Unless you receive approval from us, the maximum amount of premium you can pay into this Contract is $2,000,000.  In addition, an initial or additional premium that would cause the accumulation value or total value of all annuities that you maintain with Midland National to exceed $5,000,000 requires our prior approval.  This limit is calculated for each annuitant or owner and is based on all active annuity contracts.

Premium payments will be credited as of the end of the valuation period in which they are received by us, in good order. Investments after the initial premium payment may be made only in the first Contract year. We may refuse to accept certain forms of premium payments (e.g., third party checks, traveler’s checks, money orders).  We reserve the right to accept or reject any premium payment or form of payment.

The mailing address to send premium payments to us is: Midland National Life Insurance Company, P.O. Box 758546, Topeka, Kansas 66675-8546.

Allocation of Premium Payments

You will specify your desired premium allocation on the Contract’s application form.  Your instructions in your application will dictate how to allocate your premiums.  Allocation percentages may be any whole number (from 0 to 100) and the sum must equal 100. However, at least 60% but no more than 80% of your accumulation value must be allocated to the equity investment options (see below). The allocation instructions in your application will apply to all other premiums you pay, unless you change subsequent premium allocations by providing us with written instructions.  We reserve the right to limit the number of investment options in which you can allocate your premiums or accumulation value.

Asset Allocation

There is a restriction of a maximum of 80% equity allocation and a minimum of 60% equity allocation.  There is also a requirement of rebalancing to your chosen asset allocation within these limits on each Contract quarter end.  Dollar Cost Averaging (DCA) is not available.

You can choose any combination of available investment options as long as you maintain the equity allocation from 60% to 80% of the accumulation value.  The following investment options are available in the LiveWell Freedom Variable Annuity:

Bond
BlackRock Total Return V.I. Fund Class III
Janus Henderson Flexible Bond Portfolio Service Shares
MFS VIT II Corporate Bond Portfolio Service Class
PIMCO VIT Total Return Portfolio Advisor Class
Western Asset Variable Core Bond Plus Portfolio Class II

Equity
American Funds IS Blue Chip Income and Growth Fund Class 4
BlackRock Large Cap Focus Growth V.I. Fund Class III
BlackRock S&P 500 V.I. Fund Class III
DWS Equity 500 Index VIP-B
Fidelity® VIP Index 500 Portfolio Service 2
Invesco Oppenheimer Main Street Fund/VA Service Class

Changing Your Premium Allocation Percentages

You may change the allocation percentages of your premiums by writing to our Customer Service Center and telling us what changes you wish to make.  We may offer other means to make this type of request with proper authorization and verification. These changes will affect transactions as of the date we receive your request at our Customer Service Center.  Changing your allocation instructions will not change the way your existing accumulation value is allocated among the investment options.

Your Accumulation Value

Your accumulation value is the sum of your amounts in the various investment options.  Your accumulation value will vary daily to reflect the investment performance of the investment option(s) you select, any premium payments, partial withdrawals, surrenders, and charges assessed in connection with the Contract.   Transaction charges are made on the effective date of the transaction.  Charges against our Separate Account are reflected daily.

There is no guaranteed minimum accumulation value for amounts allocated to the investment options of our Separate Account.  You bear the investment risk.  An investment option’s performance will cause your accumulation value to go up or down each valuation period.

Transfers of Accumulation Value

You generally may transfer amounts among the investment options prior to the annuity date, unless otherwise noted.  The minimum transfer amount is $100 or 100% of the investment option if less than $100.  The minimum amount does not have to come from or be transferred to just one investment option.  The only requirement is that the total amount transferred that day equals the transfer minimum. However, at least 60% but no more than 80% of your accumulation value must be allocated to the equity investment options.

Completed transfer requests received at our Customer Service Center in good order before the New York Stock Exchange closes for regular trading (usually 3:00 p.m. Central Time) are priced at the unit value determined at the close of that valuation period.  If we receive your completed transfer request in good order after the close of a valuation period, we will process the transfer request at the unit value determined at the close of the next valuation period.

For information regarding telephone or facsimile requests, see “Inquiries and Correspondence” on page 14.  Transfers may be delayed under certain circumstances.  See “When We Pay Proceeds from This Contract” on page 43. We currently do not charge for transfers between investment options, but reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year. If assessed, this charge will be deducted from the amount that is transferred prior to the allocation to a different investment option. The fee is waived for transfers in connection with automatic rebalancing programs.

We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner we deem appropriate for some, all or specific owners.

Surrenders and Partial Withdrawals

You may withdraw all or part of your surrender value by sending us a written request at our Customer Service Center in good order.  The surrender value is the Separate Account accumulation value minus any applicable surrender charge. We will assess a surrender charge for partial withdrawals and surrenders in excess of the free withdrawal amount. In some states a state premium tax charge may also be deducted.  Partial withdrawals must be made in amounts of $100 or more (except for systematic withdrawals described below). In certain circumstances, partial withdrawals, in excess of the LPA may negatively impact the GLWB benefit. A full surrender request, regardless of the accumulation value, must be submitted in writing. We reserve the right to change this process at any time. For a full surrender, you must send in your Contract with your surrender request or sign a lost contract statement.

Any required tax withholding and surrender charges, if applicable, will be deducted from the amount paid.  In addition, upon full surrender, if applicable, a state premium tax charge may also be subtracted.

Completed surrender or partial withdrawal requests received in good order at our Customer Service Center before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If we receive your completed surrender or partial withdrawal request in good order after the close of a valuation period, we will process the surrender request at the unit value determined at the close of the next valuation period.

We will generally pay the surrender or partial withdrawal amount from the Separate Account within seven days after we receive a properly completed surrender or partial withdrawal request in good order.  See “Administrative Procedures” on page 10. We may defer payment for more than seven days when:

•         trading on the New York Stock Exchange is restricted as defined by the SEC;

•         the New York Stock Exchange is closed (other than customary weekend and holiday closing);

•         it is not reasonably practical to dispose of securities or fairly value net assets for any period during which an emergency exists;

•         for such other periods as the SEC may by order permit for the protection of owners; or

•         your premium check has not cleared your bank.

See “When We Pay Proceeds from This Contract” on page 43.

If we defer payment for 30 or more days, then during the period of deferment, we will pay interest at the rate required by the jurisdiction in which this Contract is delivered.

Unless you specify otherwise, your partial withdrawal will be deducted from all investment options in the same proportion as your accumulation value bears to each investment option.

Surrenders and partial withdrawals will generally have Federal income tax consequences that can include income tax penalties and tax withholding. You should consult with and rely on your tax advisor before making a surrender or partial withdrawal. See “FEDERAL TAX STATUS” on page 34.

Systematic Withdrawals

The systematic withdrawal feature allows you to have a portion of the accumulation value withdrawn automatically.  These payments can be made only: (1) while the owner is living, (2) before the annuity date, and (3) after the Free Look period.  You may elect this option by sending a properly completed service form to our Customer Service Center.  You may designate the systematic withdrawal amount and the period for systematic withdrawal payments.  You will also designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semi-annually or annually. See your Contract for details on systematic withdrawal options and when each begins. Systematic withdrawals in excess of the lifetime payment amount may negatively impact the GLWB benefit.

A surrender charge of up to 8% (in excess of the free withdrawal amount) will be assessed. The surrender charge is based on the amount of premiums withdrawn and the amount of time that has elapsed since each premium payment was paid. A surrender charge is assessed in the first 7 years following receipt of each premium payment, even when the withdrawal is effected for systematic withdrawals. We will assess a surrender charge for partial withdrawals and surrenders in excess of the free withdrawal amount. See “Free Withdrawal Amount” on page 33 for more information.

If the New York Stock Exchange is closed for regular trading on the day when the withdrawal is to be made, then we will process your withdrawal at the unit value determined at the close of the next valuation period.  The deduction caused by the systematic withdrawal will be allocated proportionately to your accumulation value in the investment options.

You can stop or modify the systematic withdrawals by sending us a written notice.  A proper written notice must include the consent of any effective assignee or irrevocable beneficiary, if applicable.

Each systematic withdrawal must be at least $100.  Each request for withdrawal amounts of less than $100 will be reviewed on a case-by-case basis.  We reserve the right to change the frequency of payments or discontinue payments if the payment is less than $100.  Upon payment, we reduce your accumulation value by an amount equal to the payment proceeds.

To the extent, if any, that there is gain in the Contract, systematic withdrawals generally are included in the owner’s gross income for tax purposes (as ordinary income) in the year in which the withdrawal occurs, and may be subject to a penalty tax of 10% before age 59 ½.  Additional terms and conditions for the systematic withdrawal program are set forth in your Contract and in the application for the program.

Portfolio Rebalancing

The Portfolio Rebalancing program is required under this Contract. Under this program, we will automatically reset the percentage of accumulation value allocated to each investment option to a pre-set percentage level on a quarterly basis. We will transfer the amounts needed to “rebalance” the accumulation value to your specified percentages.  Rebalancing may result in transferring amounts from an investment option earning a relatively high return to one earning a relatively low return. We reserve the right to end the portfolio rebalancing program by sending you one month’s notice.

There is no charge for portfolio rebalancing transfers.

Guaranteed Lifetime Withdrawal Benefit (GLWB)

The Guaranteed Lifetime Withdrawal Benefit (GLWB) is an important and automatic (mandatory) feature of this Contract. It guarantees that you can withdraw the lifetime payment amount each Contract year regardless of investment performance, provided certain conditions are met.  The lifetime payment amount is a percentage (the Lifetime Payment Percentage, or LPP)  of the GLWB Value that is determined by your attained age at the time you take the first partial withdrawal.  The initial GLWB value is the initial premium and any subsequent premium payments made in the first Contract year. The GLWB value is equal to premiums received, increased each year by the GLWB roll-up credit (see below), adjusted for partial withdrawals. The lifetime payment amount is calculated at the time you take your first partial withdrawal. If the total lifetime payment amount is not withdrawn in any Contract year, this amount will not carry over for withdrawals in future Contract years.

Appreciation of your accumulation value due to positive investment performance will not cause an increase in your GLWB value or lifetime payment amount.

Things to Consider Regarding This Contract (Especially the Automatic GLWB Feature):

•         You will begin paying the GLWB charge every Contract quarter, even if you do not begin taking withdrawals.  (The charge may change over time, but will not exceed the guaranteed maximum charge noted in the Fee Table). We will not refund the charges you have paid even if you never choose to take withdrawals and/or if you never receive any payments under the benefit.

•         We have designed this benefit for you to take withdrawals from the Contract.

o   Cumulative withdrawals in any one contract year that exceed the greater of the lifetime payment amount or RMD may reduce the GLWB value on greater than a dollar-for-dollar basis and may reduce the lifetime payment amount.

▪  The GLWB value will be reduced on a greater than a dollar-for-dollar basis for partial withdrawals that exceed the greater of the lifetime payment amount or RMD, if the accumulation value at the time of the partial withdrawal is less than the GLWB value. This means that the reduction in the GLWB value may be greater than the amount withdrawn.

▪  The lifetime payment amount will be reduced for partial withdrawals that exceed the greater of the lifetime payment amount and RMD, if the accumulation value at the time of the partial withdrawal is less than the GLWB value at the time of the first partial withdrawal.

▪  You might not want to purchase this Contract if you plan on taking, or might need to take, withdrawals in excess of the lifetime payment amount or RMD in any contract year because such excess withdrawals may significantly reduce the lifetime payment amount and GLWB value provided by this Contract.

•         You should carefully consider when to make your first withdrawal. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you. You should carefully consider when to begin taking withdrawals under the GLWB.  If you begin taking withdrawals too soon or delay taking withdrawals for too long, you may limit the value of the GLWB.

Taking withdrawals early will increase the time in which you will be able to receive lifetime payment amounts, but will limit the amount of the lifetime payment amount, because the GLWB roll-up period will end and the lifetime payment percentage will be locked upon the first partial withdrawal.  Taking withdrawals later will likely increase the lifetime payment amount due to a longer GLWB roll-up period and due to the potential for increased lifetime payment percentage, but delaying taking withdrawals will shorten the time in which you will be able receive lifetime payment amounts.

•         Because the benefit is accessed through withdrawals that do not exceed the lifetime payment amount, this Contract may not be appropriate for you if you do not foresee a need for such withdrawals and your primary objective is to take maximum advantage of the tax deferral aspect of the contract.

•         This Contract is subject to certain investment restrictions.  You must allocate your accumulation value in the limited number of investment options offered, with 60% to 80% being invested in equity portfolios. You should determine whether these investment restrictions are suited for your financial needs and risk tolerance.  The investment options available under the Contract have been chosen to align the GLWB benefit and the expected accumulation value investment performance to manage the risk to us (i.e., so that we can hedge the GLWB risk using capital market options, futures, swaps or other instruments) so as to reduce the likelihood that we will have to pay GLWB benefits out of our general account.

•         Upon the death of the GLWB covered person (the owner) before the freedom date, the Contract and the GLWB benefit terminate and there are no additional guaranteed withdrawals, unless the spousal continuation option is elected. Spousal continuation may allow a surviving spouse, if named the beneficiary, to continue the Contract as the new owner.  If there are joint owners, then before the freedom date, the death benefit is paid on the first death; but the surviving spouse, under spousal continuation, may elect to continue the Contract and the GLWB benefit until the death of the second covered person. Other circumstances, listed on page 26, will also cause the Contract and GLWB benefit to terminate. See “Death Benefit” below for more information on the affects of death in various situations.

•         The GLWB is based on Contract years, not calendar years.

•         You cannot carry over any portion of total withdrawals that are less than the lifetime payment amount that are not withdrawn during a contract year for withdrawal in a future contract year under the lifetime payment amount or penalty free amount.

•         Partial withdrawals taken prior to the freedom date while the accumulation value is greater than zero will reduce the accumulation value and are withdrawals of your money. We do not make the lifetime payment amount out of our general account until the earliest of the accumulation value going to zero or reaching the freedom date while the covered person is living, so there may be a minimal chance that the lifetime payment amount will be paid by us.

•         Any amounts paid by us under the GLWB in excess of the accumulation value are subject to our financial strength and claims-paying ability.

We reserve the right to request additional information in order to evaluate suitability for the annuitants or owners.

Withdrawals under the GLWB benefit:

•         will reduce your accumulation value, the death benefit, and the free withdrawal amount, and withdrawals that exceed the lifetime payment amount, may be subject to surrender charges, and

•         may be subject to income taxes and federal tax penalties.

You should consult with your financial representatives to determine whether this Contract with a mandatory GLWB is suited for your financial needs and risk tolerance.

Lifetime Payment Percentage

The individual LPP is based on the GLWB attained age at the time of the GLWB first partial withdrawal according to the table below.

GLWB Attained Age	Lifetime Payment Percentage (LPP)
50<60	3.00%
60<65	3.50%
65<70	4.00%
70<75	4.50%
75+	5.00%

If joint pay-out is elected, then (a) the LPP will be based on the age of the younger GLWB covered person, and (b) the lifetime payment percentages will be 0.50% less than the above Individual GLWB covered person lifetime payment percentages. Joint pay-out provides lifetime payments for as long as either GLWB covered person is living.

The GLWB first partial withdrawal is the first partial withdrawal initiated by the owner, including IRS required minimum distributions (RMDs).  (In addition to setting the LPP, this withdrawal also terminates the GLWB roll-up period, explained below).  However, the quarterly GLWB charge is not considered an owner initiated withdrawal for this purpose.

GLWB Charge

We will charge you the GLWB charge based on your current GLWB value. We will calculate the quarterly GLWB charge by taking the current annual percentage charge for the GLWB multiplied by the GLWB value divided by four. This charge will be withdrawn from your accumulation value on each Contract quarter. The GLWB charge will not reduce the GLWB value, trigger the GLWB lifetime payments or reduce the free withdrawal amount. The charge for this benefit is listed in the “Fees and Expenses” on page 11.

We will periodically reevaluate the GLWB charge in light of the investment market conditions and utilization of the GLWB benefit. The GLWB charge may be changed (increased or decreased) if the investment market conditions and/or the utilization of the GLWB benefit is significantly different from what we expected.

If you choose not to take withdrawals under the GLWB, we will not refund the charges collected for this benefit. When your Contract reaches the freedom date (see below), the GLWB charge will no longer be assessed. See “GLWB Freedom Date” on page 26 for more information on this feature of the GLWB benefit.

Investment Limitations and Restrictions

There are only a limited number of investment options available under this Contract.  In addition, there are investment and rebalancing restrictions under this Contract. You must allocate 60% to 80% of your accumulation value to the equity investment options. On each Contract quarter your accumulation value will automatically rebalance to the allocation percentages established by your most recent designation. You can choose any combination of the investment options offered as long as the equity allocation is from 60% to 80%. The investment options available under the Contract have been chosen to align the GLWB benefit and the expected accumulation value investment performance to manage the risk to us.  That risk is that the accumulation value will be reduced to zero before the covered person’s death, thereby requiring us to make lifetime payments from our general account.  These investment limitations and restrictions may not be in your best interests, since they may expose you to increased risk and/or limit your potential investment gains. Please keep in mind that no investment strategy assures a profit or protects against a loss in a declining market.

IRS Required Minimum Distributions

If your IRS required minimum distribution (RMD) amount exceeds your lifetime payment amount under the GLWB, the lifetime payment amount will be increased to the RMD.  A withdrawal for your IRS required minimum distribution will be considered a withdrawal under the GLWB benefit including your GLWB first partial withdrawal and will trigger the lifetime payment amount calculations and end the GLWB roll-up period. You should consult with and rely upon a tax advisor before purchasing the Contract as a qualified contract.

GLWB Roll-Up

The GLWB value does not include or reflect any positive (or negative) investment performance in your investment options or the accumulation value.  Instead, the GLWB value is increased by an annual “roll-up amount” during the “roll-up period.”  The “roll-up” period  begins when the Contract is issued and ends on the earliest of:

1) the GLWB first partial withdrawal, or

2) the date the maximum GLWB value is met, or

3) upon attainment of the freedom date (see below).

The “roll-up” amount will be calculated every contract anniversary during the roll-up period. The “roll-up” amount is calculated as (A) 2% plus 75% of any S&P 500 Capital Appreciation Index gains since your last contract anniversary multiplied by (B) your total premium deposited in the Contract. If the S&P 500 Capital Appreciation Index has a negative return, then  that amount will equal zero.  Index gains are calculated as of your Contract anniversary by taking the current year’s Contract anniversary index level then subtracting the prior year’s Contract anniversary index level and dividing the result by the prior year’s Contract anniversary index level.  The S&P 500 Capital Appreciation Index does not include dividends.

S&P500 Capital Appreciation Index is the Standard & Poor's 500 Index excluding dividends (Bloomberg ticker: SPX).  The Standard & Poor's 500 Index is an index of stock issued by the 500 largest companies with market capitalizations of at least $6.1 billion. The S&P 500 is a market-value-weighted index and one of the common benchmarks for the U.S stock market.

The maximum GLWB value is 200% of total premiums deposited.

The GLWB value is used only to determine the lifetime payment amount and the GLWB charge.  It is not available for full or partial surrenders or annuitization.

The GLWB roll-up does not apply to your accumulation value.  Your accumulation value will fluctuate up or down in accordance with the investment options that you select.  You can lose the amount that you invest in the Contract.

Examples showing how the GLWB roll-up is calculated are shown in APPENDIX C – GLWB Examples on page 50.

Effects of Partial Withdrawals (including Lifetime Payment Amounts) on the GLWB

Generally, lifetime payment amounts are partial withdrawals from your accumulation value until the freedom date (discussed below) is reached.  If total withdrawals during a Contract year are less than or equal to the lifetime payment amount, then the GLWB value will decrease on a dollar-for-dollar basis but the LPA will not change.

If the total partial withdrawals taken in any one Contract year exceed the lifetime payment amount (referred to as “excess partial withdrawals”), then:

(a)    the GLWB value will be reduced on a dollar-for-dollar basis for the withdrawal amount up to the LPA;

(b)    the GLWB value will be reduced by the same proportion as the reduction in the accumulation value for the excess partial withdrawal amount; and

(c)    the lifetime payment amount will be recalculated to equal the lesser of:

                                                             1.      the LPA immediately prior to the partial withdrawal; or

                                                             2.      the LPP in effect on the GLWB first partial withdrawal, multiplied by the greater of (i) the accumulation value immediately after the partial withdrawal, or (ii) the GLWB value immediately after the partial withdrawal.

The GLWB roll-up period will cease no later than the GLWB first partial withdrawal.

Withdrawals up to the LPA will reduce the GLWB value on a dollar for dollar basis. Any partial withdrawal in excess of the lifetime payment amount (LPA) will reduce the benefit base on a pro-rata basis for the partial withdrawal amount in excess of the LPA. Excess partial withdrawals can significantly reduce the LPA by more than a dollar-for-dollar basis.

Example – Excess Partial Withdrawal: The following is an example of how an “excess” partial withdrawal can affect the GLWB benefit.

Assume the following values prior to the withdrawal: accumulation value equals $100,000, the GLWB value equals $200,000, and the LPA equals $10,000 (based on a 5% LPP).  A $55,000 partial withdrawal is then taken.

•      Partial withdrawal in excess of the LPA equals $55,000 - $10,000 = $45,000

•      The accumulation value after the GLWB LPA equals $100,000 - $10,000 = $90,000

•      The accumulation value after the excess partial withdrawal equals $90,000 - $45,000 = $45,000

•      The excess partial withdrawal reduced the accumulation value (after the LPA dollar-for-dollar reduction) by $45,000/$90,000 = 50%, so the GLWB value (after LPA dollar-for-dollar reduction) will also be reduced by 50%

•      The GLWB value (after $10,000 LPA) equals $200,000 - $10,000 = $190,000

•      The GLWB value after the excess partial withdrawal equals $190,000 - $190,000*50% = $95,000.

•      The LPA equals the lesser of:

o   $10,000 (LPA prior to the excess partial withdrawal) and:

o   the greater of $95,000 (GLWB Value after the excess partial withdrawal) and $45,000 (accumulation value after the excess partial withdrawal) * 5% (LPP in effect at the time of the first withdrawal), which equals $4,750 ($95,000 time 5%);

o   the lesser of $10,000 and $4,750 = $4,750;

•      The LPA after the excess partial withdrawal equals = $4,750.

The example demonstrates that a withdrawal in excess of the lifetime payment amount could reduce the GLWB value (from $200,000 to $95,000) by substantially more than the actual amount of the withdrawal ($55,000).

Additional examples showing the effects of a withdrawal on the lifetime payment amount and GLWB value are shown in APPENDIX C – GLWB Examples on page 50.

Effect of Full Surrender on the GLWB Value

GLWB value is not available upon full surrender.  Upon full surrender prior to the freedom date, GLWB value will be set equal to zero and the Contract will terminate.  See “APPENDIX C – GLWB Examples” on page 50 for more information.

Effects of Depletion of Accumulation Value on the GLWB

If you have not taken any partial withdrawals and your accumulation value reaches zero due to poor investment option performance (and/or the deduction of the quarterly GLWB charge), prior to the freedom date, then the lifetime payment amount will be calculated and paid until the death of the GLWB covered person or until the death of the second GLWB covered person for joint owners or joint covered persons. The lifetime payment amount will be calculated as the GLWB value (at the time the accumulation value reaches zero) times the lifetime payment percentage based on the attained age of the GLWB covered person at the time the accumulation value reaches zero. At that time, the GLWB charge will no longer be assessed to the Contract.

If the accumulation value reaches zero prior to the freedom date, and the first partial withdrawal has been taken, the lifetime payment amount available at the time the accumulation value reaches zero will continue to be paid by us as long as the GLWB covered person(s) is living. At that time, the GLWB charge will no longer be assessed to the Contract.

If there are joint GLWB covered persons, the lifetime payment amount is available each year until the death of the second GLWB covered person.  This includes the year in which the accumulation value reaches zero.  If the accumulation value reaches zero, during that year any portion of the lifetime payment amount not taken prior to the accumulation value reaching zero, will be paid by us.  Each year after the accumulation value has reached zero, we will pay the lifetime payment amount as long as the GLWB covered person(s) is living.

Potential Tax Consequences of Payments Made After the Freedom Date or the Date the Accumulation Value is Depleted

The tax treatment of payments under the policy is unclear.  In particular, it is not clear whether lifetime payments made after the freedom date or after the Contract’s accumulation value is zero will be taxed as withdrawals or as annuity payments.  This is significant for nonqualified contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat payments during the settlement phase under non-qualified contracts as withdrawals. Similarly, for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the Contract will need to be withdrawn each year. Consult with and rely upon your tax advisor.  See “FEDERAL TAX STATUS” on page 34 for more details and a general description of the taxation of withdrawals and annuity payments.

GLWB Freedom Date

The GLWB  freedom date goes into effect when Contracts are inforce for (a) 20 full years after the issue date for issue ages 60 or older at the time the Contract is issued; or (b) 25 full years after the Contract issue date if under the age of 60 as of the issue date. For this purpose, the issue age is as of the Contract issue date, based on (1) the single owner’s age last birthday or (2) for joint owners the youngest joint owner’s age last birthday; or (3) for a non-natural person owner, the annuitant’s age last birthday.

When your Contract reaches the freedom date:

1.       We will no longer assess the GLWB charge to the Contract.

2.       The accumulation value will not be reduced for lifetime payment amounts paid to you on or after the freedom date. You can leave your accumulation value in the Contract and still receive the lifetime payment amounts.

3.       You will also be able to access your accumulation value (by surrender, partial withdrawal or annuitization) on or after the freedom date without affecting your lifetime payment amount. In other words, you can withdraw your accumulation value or annuitize your accumulation value, and also receive the lifetime payment amounts.

4.       The death benefit under the variable annuity Contract, if the accumulation value is greater than zero, will be paid upon death of the owner after the freedom date.  However, the lifetime payment amount may not continue.  It will cease upon the death of the GLWB covered person(s).

5.       The lifetime payment amount payments to you will continue (or begin, if they have not already begun).

If you have already made the GLWB first partial withdrawal before the freedom date:  If you have started taking partial withdrawals before the freedom date, then the lifetime payment amount payments to you will continue each Contract year until the death of the covered person(s).  If you have been taking withdrawals in each Contract year that are less than the lifetime payment amount, then the full lifetime payment amount available will be paid; that is, we will increase the payments to the lifetime payment amount. This lifetime payment amount will be paid each Contract year until the death of the GLWB covered person(s).

If you have not made the GLWB first partial withdrawal before the freedom date: If you have not started taking withdrawals from the Contract before the freedom date, then we will calculate the lifetime payment amount, as of the freedom date, and begin paying you the lifetime payment amount until the death of the GLWB covered person.

Other GLWB Matters

Any amounts withdrawn in a Contract year up to the lifetime payment amount is considered a penalty free withdrawal.

If you exercise the right to examine provision (free look) in the Contract, you will not receive any portion of the GLWB benefit.

If you purchase this Contract as a qualified contract, tax rules may impose a penalty if you take withdrawals under certain circumstances, or may require you to take withdrawals if you do not have other qualified accounts to meet the IRS required minimum distribution.  These tax requirements may affect the value to you of the GLWB feature.

For examples on how the Guaranteed Lifetime Withdrawal Benefit is calculated please see “APPENDIX C – GLWB Examples” on page 50.

Contract Termination

The Contract and the GLWB benefit will terminate upon any one of the following:

  Upon death of the owner (the GLWB covered person) before the freedom date, unless the Contract is continued under a spousal continuance option;
  If there are joint GLWB covered persons, upon death of the surviving joint GLWB covered person if such death occurs after the freedom date;
  Change of the GLWB covered person for any reason, unless the Contract is continued under a spousal continuation option. Spousal continuance allows the surviving owner's spouse, if named the sole beneficiary, to continue the Contract as the new owner under specified circumstances;
  On the annuity date, the date annuity payments begin prior to the freedom date;
  On the date the accumulation value, the GLWB value and the LPA all equal zero;
  Upon full surrender.

Death and Spousal Continuance.  As noted above, generally the Contract terminates upon the death of the owner/covered person.  However, the Contract can continue after the owner’s death under spousal continuance but only if the surviving spouse elects spousal continuance and is the sole beneficiary.

If the Contract has a single owner and the GLWB first partial withdrawal has not occurred before the owner’s death (prior to the freedom date), then under spousal continuance, if elected, the LPA for the surviving spouse will be determined based on the surviving spouse’s attained age on the GLWB first partial withdrawal date.  The surviving spouse is eligible for any remaining GLWB roll-up amounts. After the GLWB first partial withdrawal (or the freedom date), the LPA will be paid to the surviving spouse until his or her death.

If the Contract has a single owner and the GLWB first partial withdrawal has occurred before the owner’s death (prior to the freedom date), then (a) if there is an individual GLWB covered person, then the GLWB value and LPA will be reduced to zero and the Contract will terminate (no more lifetime payment amounts will be paid) (spousal continuance may apply to the death benefit but not the GLWB benefit); or (b) if there are joint GLWB covered persons, then under spousal continuance, if elected, the Contract will continue and the LPA (at the time of spousal continuance) will continue to be paid to the surviving spouse until his or her death.

If there are joint owners and the GLWB first partial withdrawal has not occurred before the owner’s death (prior to the freedom date), then under spousal continuance, if elected, the LPA for the surviving spouse will be determined based on their age as of the GLWB first partial withdrawal date.  The surviving spouse is eligible for any remaining GLWB roll-up amounts. After the GLWB first partial withdrawal (or the freedom date), the LPA will be paid to the surviving spouse until his or her death.

If there are joint owners and the GLWB first partial withdrawal has occurred before the owner’s death (prior to the freedom date), under spousal continuance, if elected, the LPA for the surviving spouse will be determined based on the youngest of the two GLWB covered persons, reducing the LPP by ½ percent, as of the GLWB first partial withdrawal date. The LPA will be paid to the surviving spouse until his or her death.

Maturity Date/Annuity date

The annuity date is the date on which annuity payments will begin under the annuity option you have selected.  The earliest possible annuity date under the Contract is the 2nd Contract anniversary at which time you may annuitize your full surrender value.  The maturity date is the Contract anniversary immediately following the annuitant’s 115th birthday. You may change the annuity date to an earlier date by sending written notice to our Customer Service Center.  We must receive your written notice at least 30 days prior to the designated annuity date. The selection of an annuity date at the annuitant’s advanced age could have tax consequences so you should consult a tax adviser.

If you have not previously annuitized, then on the maturity date you may:

1.       take the surrender value, in one lump sum, or

2.       convert the surrender value, into an annuity payable to the payee under one of the payment options as described below.

If you annuitize before the freedom date, the GLWB will terminate on the annuity date and annuity payments may be less than the lifetime payment amount under the GLWB. You should contact us to obtain the current lifetime payment amount and annuity payment values before annuitizing. You should also consult with your financial representative to determine which option is more appropriate.

Electing an Annuity Payment Option

You may apply the proceeds of a surrender to affect an annuity payment option.  If you do not choose an annuity payment option at least 30 days prior to the maturity date, on the maturity date your surrender value will be applied to a 10 year certain and life fixed annuity payment option.  The first monthly annuity payment will be made within one month after the annuity date. You cannot elect or change your annuity date without choosing an annuity payment option.

Only fixed payment options are available under this Contract. Fixed payment options are obligations of the insurer’s general account and are subject to the insurer’s claims-paying ability.

Currently, the payment options are only available if the proceeds applied are $2,000 or more and the annual payment is more than $240.  We reserve the right to change the payment frequency so that payments are at least $100.

The annuitant’s actual age will affect each payment amount for annuity payment options involving life income.  The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number.  For annuity payment options that do not involve life payment, the length of the payment period will affect the amount of each payment.  With a shorter period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.

The payee or any other person who is entitled to receive payments may name a beneficiary to receive any amount that we would otherwise pay to that person’s estate if that person died. The person who is entitled to receive payment may change the beneficiary at any time.

Annuity payment options will be subject to our rules at the time of selection. We must approve any arrangements that involve a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary or an assignee.  Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes:

•         rules on the minimum amount we will pay under an option;

•         minimum amounts for installment payments;

•         the naming of people who are entitled to receive payment and their beneficiaries; and

•         the ways of proving age, gender, and survival.

You must elect the payment option at least 30 days before the annuity date. Once fixed payments begin, they may not be changed or the contract surrendered.

If your Contract is a Qualified Contract, payment options without a life contingency may not satisfy minimum required distribution rules.  Consult a tax advisor before electing such an option.

Fixed Payment Options

Payments under the fixed options are not affected by the investment experience of any investment option.  The surrender value as of the annuity date will be applied to the fixed option selected.  The guaranteed payment option rates included in the Contract are based on guaranteed interest at a rate of 1.00% a year.  We may use our then current payment option rates (which may reflect interest at a rate that is above the 1.00% guaranteed rate)  if they are more favorable for you than the guaranteed rates.

Payment Options

The following four payout options are available:

1.       Income for Specified Period: We pay installments for a specified period of 5 to 20 years.  We will pay the amount applied in equal installments plus applicable interest. This option may not satisfy required minimum distribution rules for qualified contracts.  Consult a tax advisor before electing this option under a qualified contract. By current company practice we may offer other options.

2.       Income for a Specified Amount: We pay income of the specified amount until the principal and interest are exhausted. The specified amount is subject to the limitation that principal and interest must be payable for at least 5 years and must be exhausted at the end of 20 years. This option may not satisfy required minimum distribution rules for qualified contracts. Consult a tax advisor before electing this option under a qualified contract. If the annuitant dies prior to the first specified amount payment, the beneficiary can receive the payments in the same manner as elected by the annuitant or elect a lump sum payout. By current company practice we may offer other options.

3.       Payment of Life Income: We will pay monthly income for life.  You may choose from 1 of 2 ways to receive the income:

a.       Life Annuity: We will pay monthly income for life.  With a life annuity payment option, payments will only be made as long as the annuitant is alive.  Therefore, if the annuitant dies after the first payment, then only one payment will be made.

b.       Life Annuity With Certain Period: We will pay equal monthly payments for either 120 or 240 guaranteed payments, and then for as long as the annuitant is living thereafter. The period certain options are 10 and 20 years. By current company practice we may offer other options.

4.       Joint and Survivor Income: We will make monthly payments until the last surviving annuitant’s death.  Therefore, if both annuitants die after the first payment, then only one payment will be made.  The annuitant must be at least 50 years old and the second annuitant must be at least 45 years old at the time of the first monthly payment.

Death Benefit

If the owner dies before the annuity date and while the Contract is still in force, we will pay the death benefit to the beneficiary once we receive (at our Customer Service Center) satisfactory proof of the owner’s death, an election of how the death benefit is to be paid, and any other documents or forms required all in good order.

If an owner dies prior to the annuity date, then the death benefit must be paid within 5 years of the owner’s death (other than amounts payable to, or for the benefit of, the surviving spouse of the owner). For joint owners the death benefit is paid upon the first death.

Spousal Continuation is available only if the spouse (1) was married to the deceased owner, as recognized by Federal law, as of the date of the deceased owner’s death, (2) is the sole primary beneficiary, and (3) qualifies for spousal continuance under the GLWB (see spousal continuance, above, under Contract Termination on page 27). Under spousal continuation, a surviving spouse may choose to treat the Contract as his or her own Contract.

If there are joint owners and an owner dies after the freedom date, then (a) the GLWB benefit continues until the death of the second owner to die; and (b) the Contract death benefit, if any, is paid upon the first death unless the survivor continues the contract under spousal continuation.

If there are joint owners and an owner dies before the freedom date, then the survivor can elect to (a) continue the contract under spousal continuation and the GLWB benefit would continue until the death of the second owner, or (b) receive the Contract death benefit and the Contract and GLWB benefit would terminate.

If there are joint owners and the sole beneficiary is not the spouse, the surviving joint owner will be the designated primary beneficiary and any other beneficiaries on record will be treated as contingent beneficiaries.

When a death benefit is paid on the death of an owner or a joint owner and a payment option is selected, the payment option must be an annuity for the life of the payee or for a period extending no longer than the payee’s life expectancy, and payments must begin within one year of the date of death.

The amount of the death benefit will be the accumulation value on the business day that our Customer Service Center receives a complete death benefit claim, which includes all of the following in good order: (a) proof of death acceptable to us, (b) an election of how the death benefit is to be paid, and (c) any other documents or forms that we require. If there are multiple beneficiaries, each beneficiary will receive their proportional share of the death proceeds as of the date we receive an election of how that beneficiary’s portion of the death benefit  is to be paid (or if later, when all good order requirements are met). In the rare case where there is a delay in sending the death benefit check to the beneficiary, the amount paid to the beneficiary is the death benefit at the time we received the death claim in good order plus any accrued interest, if applicable, (at the state required interest rate) from the date the death claim was received in good order to the time in which the death claim check is sent to the beneficiary.

If the owner dies on or after the annuity date, then any remaining amounts, must be paid at least as rapidly as the benefits were being paid at the time of the owner’s death. Other rules relating to distributions at death apply to Qualified Contracts.

If any owner is a non-natural person, the death benefit is paid upon the death of an annuitant.

If joint owners die within 24 hours of one another, they are considered to have died simultaneously and the eldest is presumed to have died first.

Naming different persons as owner and annuitant can affect whether the death benefit is payable, the amount of the benefit, and who will receive it. Use care when naming owners, annuitants, and beneficiaries, and consult your registered representative if you have questions.  State premium taxes may be deducted from the death benefit proceeds.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract’s maturity date or date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the owner last resided, as shown on our books and records, or to our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation.  To prevent such escheatment, it is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.  Such updates should be communicated in writing, by telephone, or other approved electronic means at our Customer Service Center.

CHARGES, FEES AND DEDUCTIONS

Mortality and Expense Risk Charge

We deduct a daily charge for mortality and expense risks currently at an effective annual rate to 0.90% of the accumulation value in the Separate Account.  The investment option’s accumulation unit values reflect this charge.  We expect to profit from this charge.  We may use the profit for any purpose including paying distribution expenses.  The level of this charge is guaranteed for the life of the Contract and may not be increased after the Contract is issued.

The mortality risk we bear arises, in part, from our obligation to make monthly annuity payments regardless of how long the annuitant or any individual may live.  These payments are guaranteed in accordance with the annuity tables and other provisions contained in your Contract.  This assures you that neither the longevity of the annuitant , nor an unanticipated improvement in general life expectancy, will have any adverse effect on the monthly annuity payments the annuitant will receive under the Contract.  Our obligation, therefore, relieves the annuitant from the risk that he or she will outlive the funds accumulated for retirement.  We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur.

Asset Based Administration Charge

We deduct a daily charge for asset based administration expenses at an effective annual rate of 0.35% of the accumulation values in the Separate Account.  We deduct this charge proportionally from each investment option.  This charge is for our record keeping and other expenses incurred in maintaining the Contracts.  The level of this charge is guaranteed for the life of the Contract and may not be increased after the Contract is issued.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT CHARGE

We currently deduct a charge of 1.45% per annum of the GLWB value (deducted quarterly from the accumulation value).  We can increase this charge at our discretion, but it is guaranteed not to exceed 2.50% per annum.  This charge will be withdrawn from your accumulation value on each contract quarter.  We will charge you the GLWB charge based on your current GLWB value. We will calculate the quarterly charge by (1) taking the current annual percentage charge for the GLWB, (2) multiplying it by the GLWB value, and (3) dividing the result by four. The GLWB charge will not reduce the GLWB value, trigger the GLWB lifetime payments, or reduce the free withdrawal amount. We will not deduct the GLWB charge on Contract termination, annuitization or when the Contract reaches the freedom date.

Transfer Charge

We reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year. By current company practice we do not assess this charge. If assessed, this charge will be deducted from the amount that is transferred prior to the allocation to a different investment option. The fee is waived for transfers in connection with automatic rebalancing programs.

Charges in the Portfolios

The fund companies charge their portfolios for managing investments and providing services.  The portfolios may also pay operating expenses.  Each portfolio’s charges and expenses vary. See the prospectus provided by the fund company for more information.

In addition, certain investment options may impose liquidity fees and redemption fees on certain transactions (pursuant to SEC rules 2a-7 and 22c-2 under the Investment Company Act of 1940). Any such fees will be passed through and charged to the applicable owners.

State Premium Taxes

Midland National reserves the right to deduct premium taxes from the surrender value at surrender, maturity or annuitization and from the accumulation value at death, a charge for any state premium taxes levied by a state or any other government entity.  State premium taxes currently levied by certain jurisdictions vary from 0% to 3.5% and is based on your current residence state.  This range is subject to change.  The states currently participating in this premium tax practice are California, Maine, Nevada, South Dakota, West Virginia, Wyoming and the territory of Puerto Rico.  These states and jurisdictions are subject to change.

Other Taxes

At the present time, we do not make any charges to the Separate Account for any federal, state, or local taxes (other than state premium taxes) that we incur which may be attributable to such Separate Account or to the Contracts.  We reserve the right to make a charge for any such tax or economic burden resulting from the application of the tax laws.

Surrender Charge

You may withdraw all or part of your surrender value by sending us a written request at our Customer Service Center in good order.  The surrender value is the Separate Account accumulation value minus any applicable surrender charges.  In some states a premium tax charge may also be deducted.  (Surrenders and partial withdrawals may be restricted by a retirement plan under which you are covered.)  Partial withdrawals from an investment option must be made in amounts of $100 or more (except for systematic withdrawals described below). For a full surrender, you must send in your Contract with your surrender request.

We will deduct applicable surrender charges from any surrender or partial withdrawal of premiums (including a surrender to effect an annuity and on systematic withdrawals) that exceeds the free withdrawal amount. This charge partially reimburses us for the selling and distributing costs of this Contract.  These include commissions and the costs of preparing sales literature and printing prospectuses.  If the surrender charge is insufficient to cover all distribution expenses, then the deficiency will be met from our surplus that may be, in part, derived from mortality and expense risk charge (described above).

The surrender charge will be determined as a percentage of each premium payment withdrawn and will be based on the length of time between when each premium payment is paid and when partial withdrawals or a surrender occurs. When determining the applicable surrender charge, the premium payments will be deemed to be withdrawn on a First-In, First-Out (FIFO) basis. When calculating surrender charges, earnings are defined as the excess of the accumulation value over the sum of remaining premiums. Any withdrawals will be deducted from the remaining premiums first on a FIFO basis (that is, the oldest premiums, with the lowest surrender charges, will be deemed withdrawn first) and second to earnings, if any.  In determining what the surrender charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For purposes of calculating surrender charges, we assume that surrenders and partial withdrawals are made in the following order:

1.       First from premium payments no longer subject to a surrender charge;

2.       Then from the free withdrawal amount;

3.       Then from premium payments subject to a surrender charge on a FIFO basis; and

4.       Earnings, if any.

The surrender charge schedule is as follows:

Age of Each Premium Payment (Number of Years)	Surrender Charge (As a Percentage of Premium Payments Withdrawn)
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7+	0%

No surrender charge will be assessed upon:

            (a)        payment of death benefits;

            (b)        exercise of the free look right;

            (c)        withdrawal less than or equal to the free withdrawal amount.

The surrender value cannot be greater than the accumulation value, but in no event will it be less than the minimum required by the laws of the state in which this Contract is delivered. At the time of withdrawal, if your accumulation value is less than your remaining premium, the surrender charge will still be assessed (measured by) against the full remaining premium amount.

Free Withdrawal Amount

You can make penalty free withdrawals, without incurring a surrender charge, each Contract year your Contract is in the surrender charge period. During the first Contract year, the free withdrawal amount is the greater of 1), 2), or 3):

1)      Any partial withdrawal taken as part of the GLWB lifetime payment amount;

2)      10% of the initial premium deposit; or

3)      IRS Required Minimum Distribution (RMD).

After the first Contract year and during the surrender charge period, the free withdrawal amount is the greater of 1), 2), 3), or 4):

1)      Any premium payments out of the surrender charge period;

2)      Any partial withdrawal taken as part of the GLWB lifetime payment amount;

3)      10% of beginning of the Contract year remaining premium (premium payments less than seven years old - that is, premiums not out of the surrender charge period); or

4)      IRS Required Minimum Distribution (RMD).

Charges assessed for the GLWB, on each Contract quarter, will not reduce your free withdrawal amount.

We will allow the free withdrawal amount to be taken in multiple withdrawals each Contract year. If the free withdrawal amount is not withdrawn or if less than the available free withdrawal amount is withdrawn, the amount not taken during the Contract year will not be carried over to subsequent years. A withdrawal may have Federal income tax consequences that can include income tax penalties and tax withholding. See “FEDERAL TAX STATUS” on page 34.

Amounts withdrawn under the Contract to comply with IRS minimum distribution rules will not be subject to a surrender charge. The free withdrawal provision pertaining to the IRS minimum distribution will be calculated solely on the accumulation value of this Contract.  Amounts withdrawn to comply with IRS minimum distribution rules will reduce the amount available under the free withdrawal amount.

If the total withdrawals exceed the free withdrawal amount, then surrender charges are applied on the withdrawal amount in excess of the free withdrawal amount. Before taking a withdrawal, you should consult a tax advisor to consider the tax consequences of a withdrawal on your variable annuity contract. See “FEDERAL TAX STATUS” on page 34.

The following example is provided to help you better understand how the surrender charges are assessed to premium payments.

Example: A Contract with a single premium of $100,000, no additional premium payments and there are no partial withdrawals taken. In this example, the $10,000 shown in the calculations below is the free withdrawal amount.  The surrender charge amount for a full surrender of this Contract, in the applicable time period (the first column)  is given in the second column of the table below.

Length of Time From Premium Payment to Full Surrender (Number of Years)	Surrender Charge
Less than one	($100,000 - $10,000) * 8% = $7,200
1 – 2	($100,000 - $10,000) * 8% = $7,200
2 – 3	($100,000 - $10,000) * 7% = $6,300
3 – 4	($100,000 - $10,000) * 6% = $5,400
4 – 5	($100,000 - $10,000) * 5% = $4,500
5 – 6	($100,000 - $10,000) * 4% = $3,600
6 – 7	($100,000 - $10,000) * 3% = $2,700
7 +	($100,000 - $10,000) * 0% = $0

Please note that these surrender charges apply even if the accumulation value has declined to less than premium of $100,000 due to poor investment performance (and fees and expenses), since the charge is a percentage of the premium deemed withdrawn, not a percentage of the accumulation value withdrawn.

FEDERAL TAX STATUS

Introduction

NOTE:  We have prepared the following information on federal income taxes as a general discussion of the subject.  It is not intended as tax advice to any individual.  No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Contract.  You should consult your own tax advisor about your own circumstances.  We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General

Deferred annuities are a way of setting aside money for future needs like retirement.  Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.

Simply stated, these rules provide that generally you will not be taxed on the gain, if any, on the money held in your annuity contract until you take the money out.  This is referred to as tax deferral.  There are different rules as to how you will be taxed depending on how you take the money out and the type of Contract – qualified or nonqualified (discussed below).

You will generally not be taxed on increases in the value of your Contract until a distribution occurs – either as a surrender or as annuity payments.

When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a Non-Qualified Contract, the contract will generally not be treated as an annuity for tax purposes and any increase in the excess of the accumulation value over the investment in the Contract during the taxable year must generally be included in income. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax advisor.

Qualified and Non-Qualified Contracts

If you invest in a variable annuity as part of an individual retirement plan, your annuity is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to qualified contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Qualified contracts are issued in connection with the plans listed below.  There is additional information about qualified contracts in the SAI.

•         Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the annuity.  Distributions from an IRA are generally subject to tax and, if made before age 59½, may be subject to a 10% penalty tax.

•         Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA.  A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax.  The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.  A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Distributions that are rolled over to another IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit.  This limit does not apply to direct trustee-to-trustee transfers or conversions of an IRA to a Roth IRA.

Minimum Distribution Rules and Eligible Rollover Distributions

Qualified contracts have minimum distribution rules that govern the timing and amount of distributions.  If you are attempting to satisfy these rules before the annuity date, the value of the GLWB and any enhanced death benefit may need to be included in calculating the amount required to be distributed. Consult with and rely upon your tax advisor. In addition, the income for a specified period and income for a specified amount options may not always satisfy minimum required distribution rules. Consult with and rely upon your tax advisor before electing this option.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a nonqualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity.  The annuity must also meet certain distribution requirements at the death of the annuitant or an owner in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the SAI.  Midland National may modify the contract to attempt to maintain favorable tax treatment.

Owner Control

In some circumstances, owners of variable contracts who retain control over the investment of the underlying separate account assets may be treated as owners of those assets and may be subject to tax on income produced by those assets when earned, rather than deferred.  While you can allocate some or all of your accumulation value from one investment option to another, because you cannot direct the investments each investment option makes, we do not believe this causes you to be treated as the owner of the underlying investments.

Surrenders and Partial Withdrawals

If you make a partial withdrawal from a Non-Qualified Contract before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from gain and then from your premium payments.  When you make a partial withdrawal, you are taxed on the amount of the surrender that is gain.  If you make a full surrender, you are generally taxed on the amount that your surrender proceeds exceed the “investment in the contract,” which is generally your premiums paid (adjusted for any prior partial withdrawals that came out of the premiums).  See “Annuity Payments” below.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan.  The “investment in the contract” generally equals the amount of your non-deductible premium payments.  In many cases, the “investment in the contract” under a Qualified Contract can be zero.

The Internal Revenue Code also provides that surrendered gain may be subject to a penalty.  The amount of the penalty is equal to 10% of the amount that is includable in income.  Some surrenders will be exempt from the penalty.  In general, in the case of a distribution from a Non-Qualified Contract, this includes any amount:

•         paid on or after the taxpayer reaches age 59½;

•         paid after an owner dies;

•         paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code);

•         paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•         paid under an immediate maturity; or

•         which come from premium payments made prior to August 14, 1982.

Special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult your tax adviser with regard to exceptions from the penalty tax.

GLWB Benefit

The tax treatment of payments under the policy is unclear.  In particular, it is not clear whether lifetime payments made after the freedom date or after the Contract’s accumulation value is zero will be taxed as withdrawals or as annuity payments.  This is significant for nonqualified contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat payments during the settlement phase under non-qualified contracts as withdrawals. Similarly, for qualified contracts, we will apply the non-annuity rules for determining the IRS required minimum distributions, meaning that a percentage of the value of all benefits under the Contract will need to be withdrawn each year. Consult with and rely upon your tax advisor.

Multiple Contracts

All nonqualified deferred contracts that are issued by Midland National (or its affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs.

Withholding

Distributions from Qualified and Non-Qualified Contracts are generally subject to withholding for your federal income tax liability.  The withholding rate varies according to the type of distribution and your tax status except with respect to eligible rollover distributions, as described above. You will be provided the opportunity to elect not to have tax withheld from distributions when allowed by law.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for Non-Qualified and certain Qualified Contracts, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined by dividing the “investment in the contract” on the annuity date by the total expected value of the annuity payments for the term of the payments.  This is the percentage of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income.  Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income.

If, after annuitization , annuity payments stop because an annuitant  has died, the excess (if any) of the “investment in the contract” as of the annuitization over the aggregate amount of annuity payments received that was excluded from gross income is generally allowable as a deduction for your last taxable year.

Partial Annuitization

If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.  None of the payment options under the Contract are intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Medicare Tax

Distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the Medicare tax on investment income.  Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts.   Please consult a tax advisor for more information.

Definition of Spouse under Federal Law

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and GLWB benefit.  All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law.  The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages  recognized under state law will be recognized for federal law purposes.  Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law.  Consult a tax advisor for more information on this subject.

Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

The discussion above provided general information regarding U.S. federal income tax consequences to annuity owners that are U.S. persons.  Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies.  In addition, such distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective foreign owners are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation for any annuity contract purchase.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the Contract because of the death of the annuitant (only if the owner is a non-natural person) or an owner. Generally, such amounts should be includable in the income of the recipient:

•         if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; or

•         if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Transfers, Assignments or Exchange of Contracts

A transfer of ownership or absolute assignment of a Contract, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity dates, or a change of annuitant, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion.  An owner contemplating any such transfer, assignment, selection, or change should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

Transfers of Non-Qualified Contracts for less than full and adequate consideration to the owner at the time of such transfer, will trigger taxable income on the gain in the Contract, with the transferee getting a step-up in basis for the amount included in the owner’s income.  This provision does not apply to transfers between spouses or transfers incident to a divorce.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  You should consult a tax advisor with respect to legal developments and their effect on the Contract.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate.  Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary.  Consult with and rely on an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under Federal tax law.

ADDITIONAL INFORMATION

Transfer Limitations

Frequent, large, programmed or short-term transfers among investment options, such as those associated with “market timing” transactions, can adversely affect the portfolios and the returns achieved by owners.  In particular, such transfers may dilute the value of the portfolios’ shares, interfere with the efficient management of the portfolios’ investments, and increase brokerage and administrative costs of the portfolios.  In order to try to protect our owners and the portfolios from potentially harmful trading activity, we have implemented certain market timing and excessive trading policies and procedures (the “Market Timing Procedures”).  Our Market Timing Procedures are designed to detect and prevent frequent or short-term transfer activity among the investment options of the Separate Account that may adversely affect other owners or portfolio shareholders.

More specifically, currently our Market Timing Procedures are intended to detect potentially harmful trading or transfer activity by monitoring for excessive trading.  We currently define excessive trading as:

•         More than one purchase and sale of the same investment option within a 60-calendar day period, commonly referred to as a “round trip”.  Two or more “round trips” involving the same investment option within a 60-calendar day period is considered excessive trading.

•         Six round-trips involving the same investment option within a twelve month period.

We may review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters.  We may review those transfers (and other transfers in the same Contract) to determine if, in our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful.  We may honor and process the second transfer request, but if we believe that the activity is potentially harmful, we may suspend that Contract’s transfer privileges and we may not accept another transfer request telephonically or electronically (fax, internet, etc.) for 14 business days. We may attempt to inform the owner (or registered representative) by telephone that their transfers have been deemed potentially harmful to others and that their telephone and electronic transfer privilege is suspended for 14 days.  If we do not succeed in reaching the owner or registered representative by phone, we may send a letter by first class mail to the owner’s address of record.

We reserve the right to apply our market timing procedures to all of the investment options available under the Contracts, including those investment options that invest in portfolios that affirmatively permit frequent and short-term trading in other variable annuity contracts offered by us or other insurance companies.  Therefore, if you allocate premiums or your accumulation value to this type of investment option, you may indirectly bear the effects of market timing or other frequent trading. These portfolios might not be appropriate for long-term investors.  For a complete description of each portfolios’ trading policies, review each portfolios’ prospectus.

In addition to our own market timing procedures, managers of the investment portfolios might contact us if they believe or suspect that there is market timing or other potentially harmful trading, and if so we will take appropriate action to protect others.  In particular, we may, and we reserve the right to, reverse a potentially harmful transfer.  If so, we will inform the owner and/or registered representative. You will bear any investment loss involved in a reversal.

To the extent permitted by applicable law, we reserve the right to delay or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the portfolios available through Separate Account C, because of any refusal or restriction on purchases or redemptions of their shares on the part of the managers of the investment portfolios as a result of their own policies and procedures on market timing activities or other potentially abusive transfers.  If this occurs, we will attempt to contact you by telephone for further instructions.  If we are unable to contact you within 5 business days after we have been advised that your transfer request has been refused or delayed by the investment portfolio manager, the amount intended for transfer will be retained in or returned to the originating investment option.  You should also be aware that as required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the fund companies whose portfolios are offered through the Contract.  Owner trading information is shared under these agreements as necessary for the fund companies to monitor portfolio trading and may include personal contract information, including names and social security numbers or other tax identification numbers.  As a result of this information sharing, a fund company may direct us to restrict an owner’s transactions if the fund company determines that the owner has violated the portfolio’s excessive/frequent trading policy.  This could include the fund company directing us to reject any allocations of premium or Contract value to the portfolio or all portfolios within the fund family.  We are contractually obligated to comply with all restrictions imposed by the portfolios. You should read the prospectuses of the portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other owners or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers).  We may change our parameters to monitor for a different number of transfers with different time periods, and we may include other factors such as the size of transfers made by owners within given periods of time, as well as the number of “round trip” transfers into and out of particular investment options for purposes of applying the parameters used to detect potential market timing and other potentially harmful activity.  We may aggregate transfers made in two or more Contracts that we believe are connected (for example, two Contracts with the same owner, or owned by spouses, or owned by different partnerships, trusts, or corporations that are under common control, etc.).

We do not include transfers made pursuant to the portfolio rebalancing program in these limitations. We may vary our market timing procedures from investment option to investment option, and may be more restrictive with regard to certain investment options than others.  We may not always apply these detection methods to investment options investing in portfolios that, in our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.  Currently, we do not intend to apply these frequent trading detection methods or restrictions to portfolios that are open for frequent transfers, indicated by an “*” in the list shown on page 2 of this prospectus.

We reserve the right to place restrictions on the methods of implementing transfers for all owners that we believe might otherwise engage in trading activity that is harmful to others.  For example, we might only accept transfers by original “wet” owner signature conveyed through the U.S. mail (that is, we can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means, or overnight courier service). We also reserve the right to implement and administer redemption fees imposed by one or more of the portfolios in the future.

Owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection.  Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations.  In addition, the terms of the contract may also limit our ability to restrict or deter harmful transfers.  Furthermore, the identification of owners determined to be engaged in transfer activity that may adversely affect other owners or portfolios’ shareholders involves judgments that are inherently subjective.  Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect every potential market timer. Some market timers may get through our controls undetected and may cause dilution in unit value to others. We apply our Market Timing Procedures consistently to all owners without special arrangement, waiver, or exception.  We may vary our Market Timing Procedures among our other variable insurance products to account for differences in various factors, such as operational systems and Contract provisions.  In addition, because other insurance companies and/or retirement plans may invest in the portfolios, We cannot guarantee that the portfolios will not suffer harm from frequent, programmed large, or short-term transfers among investment options of variable policies issued by other insurance companies or among investment options available to retirement plan participants.

Midland National Life Insurance Company

We are Midland National Life Insurance Company, a stock life insurance company.  We were organized in 1906, in South Dakota, as a mutual life insurance company at that time named “The Dakota Mutual Life Insurance Company.”  We were reincorporated as a stock life insurance company, in 1909.  Our name “Midland” was adopted in 1925.  We were redomesticated to Iowa in 1999.  We are licensed to do business in 49 states, the District of Columbia, Puerto Rico, the Virgin Islands, Guam and the Mariana Islands.  Our Principal Office address is:

Midland National Life Insurance Company

4350 Westown Parkway

West Des Moines, IA 50266

Phone: (877) 586-0240 (toll-free)

Please note all inquiries, correspondence and premium payments should be sent to our Customer Service Center.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas.  Sammons Enterprises has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Our Financial Condition

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of our general account to our owners.  We monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments.  It is important to note, however, that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, as well as the loss in market value of those investments.  We may also experience liquidity risk if our General Account assets cannot be readily converted into cash to meet obligations to our owners or to provide collateral necessary to finance our business operations.

We encourage both existing and prospective owners to read and understand our financial statements, which are included in the Statement of Additional Information ("SAI").  You can obtain a free copy of the SAI by writing to us at our Customer Service Center, calling us at (866) 747-3421, or faxing us at (866) 511-7038.  The overnight mailing address is Midland National Customer Service Center, Mail Zone 547, 5801 SW 6th Avenue, Topeka, Kansas 66636-1001.

Portfolio Voting Rights

We invest the assets of our Separate Account investment options in shares of the portfolios.  Midland National is the legal owner of the shares and has the right to vote on certain matters.  Among other things, we may vote:

•         to elect the Funds’ or Trust’s Board of Directors/Trustees,

•         to ratify the selection of independent auditors for the portfolios,

•         on any other matters described in the portfolios’ current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940, and

•         in some cases, to change the investment objectives and contracts.

Even though we own the shares, we may give you the opportunity to tell us how to vote the number of shares that are allocated to your Contract.

The funds companies will determine if and how often shareholder meetings are held.  As we receive notice of these meetings, we will ask for your voting instructions.  The portfolios are not required to and generally do not hold a meeting in any given year.

If we do not receive instructions in time from all owners, then we currently intend to vote those shares in the same proportion as we vote shares for which we have received instructions in that portfolio.  We currently intend to vote any portfolio shares that we alone are entitled to vote in the same proportions that owners vote. The effect of this proportional voting is that a small number of owners may control the outcome of a vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the portfolio in our own right or to restrict owner voting, then we may do so.

How We Determine Your Voting Shares

You may participate in voting only on matters concerning the portfolios in which your accumulation value has been invested.  We determine your voting shares in each investment option by dividing the amount of your accumulation value allocated to that investment option by the net asset value of one share of the corresponding portfolio. This is determined as of the record date set by the Fund’s/Trust’s Board of Directors/Trustees for the shareholders meeting.

If you have a voting interest, then we will provide you proxy material and a form for giving us voting instructions.  In certain cases, we may disregard instructions relating to changes in the portfolio’s adviser or the investment adviser contracts of the portfolios.

Voting Privileges of Participants in Other Companies

Other insurance companies own shares in the portfolios to support their variable life insurance and variable annuity products.  We do not foresee any disadvantage to this.  Nevertheless, each Fund’s/Trust’s Board of Directors/Trustees will monitor events to identify conflicts that may arise and determine appropriate action.  If we disagree with any portfolio action, then we will see that appropriate action is taken to protect our owners.  If we ever believe that any of the portfolios are so large as to materially impair its investment performance, then we will examine other investment options.

Our Reports to Owners

We send you a quarterly report within 31 days after the end of each calendar quarter showing the Contract accumulation value, surrender value, and the death benefit as of the end of the calendar quarter.  The report will also show the allocation of your accumulation value and reflects amounts deducted from or added to the accumulation value since the last report.

Confirmation notices will be sent to you for premiums, partial withdrawals, surrenders, transfers of amounts between investment options and certain other financial transactions within 5 business days of processing.

You should review your reports and statements carefully and promptly report any errors and discrepancies to our Customer Service Center. We will review and potentially correct any errors. You may lose certain rights and protections if you do not report errors promptly, except those that cannot be waived under the Federal securities laws.

We also currently intend to send you semi-annual reports with financial information on the portfolios.

Contract Periods, Anniversaries

We measure Contract years, Contract months, Contract quarters, and Contract anniversaries from the issue date shown on your Contract’s information page.  Each Contract month, Contract quarter and Contract year begins on the same day in each month, quarter and year respectively.  For this purpose, if that date is not a calendar date in every month, then we look forward to the first day of the next calendar month.

Dividends

We do not pay any dividends on the variable annuity Contract described in this prospectus.

Change of Address Notification

To protect you from fraud and theft, we may verify any changes in address you request by sending a confirmation of the change to both your old and new addresses.  We may also call you to verify the change of address.

Modification to Your Contract

Upon notice to you, we may modify your Contract to:

(a)    permit the Contract or the Separate Account to comply with any applicable law or regulation issued by a government agency;

(b)    assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

(c)    reflect a change in the operation of the Separate Account; or

(d)    provide additional investment options.

In the event of such modifications, we will make an appropriate endorsement to the Contract.

Your Beneficiary

You name your beneficiary in your Contract application.  The beneficiary is entitled to the death benefit of the Contract.  A beneficiary is revocable unless otherwise stated in the beneficiary designation.  You may change a revocable beneficiary during the owner’s lifetime.  We must receive written notice (signed and dated) informing us of the change.  Upon receipt and acceptance at our Customer Service Center, a change takes effect as of the date that the written notice is recorded by us.  We will not be liable for any payment made before we receive and accept the written notice.  If no primary beneficiary is living when the owner dies, the death benefit will be paid to the contingent beneficiary, if any.  If no beneficiary is living when the owner dies, then we will pay the death benefit to the owner’s estate.

If the sole beneficiary is not the spouse, the surviving joint owner will be the designated primary beneficiary and any other beneficiaries on record will be treated as contingent beneficiaries.

Assigning Your Contract

You may assign your rights in a Non-Qualified Contract.  You must send a copy of the assignment to our Customer Service Center.  The assignment does not take effect until we accept and approve it.  We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the state insurance commissioner, to refuse assignments or transfers at any time on a non-discriminatory basis. We are not responsible for the validity of the assignment or for any payment we make or any action we take before we record notice of the assignment.  An absolute assignment is a change of ownership.  There may be tax consequences.

This Contract is not designed for resale, speculation, arbitrage, viatical settlements or any other type of collective investment scheme.  This Contract may not be traded on any stock exchange or secondary market.

When We Pay Proceeds from This Contract

We will generally pay any death benefits, withdrawals, or surrenders within seven days after receiving the required form(s) in good order at our Customer Service Center.

We may delay payment or transfers for one or more of the following reasons:

•         The New York Stock Exchange is closed,

•         trading in securities has been restricted by the SEC,

•         if for any reason it is not practical to dispose of securities or fairly value net assets for any period during which an emergency exists,

•         The SEC by order permits us to delay payment to protect our owners, or

•         your premium check(s) have not cleared your bank.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an owner’s account.  If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments.  If a Contract or investment option is frozen, the applicable accumulation value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator.  We may also be required to provide information about you and your Contract to the government agencies and departments.

Distribution of the Contracts

We have entered into a distribution agreement with our affiliate, Sammons Financial Network, LLC (“Sammons Financial Network”) for the distribution and sale of the Contracts.  Sammons Financial Network is a Delaware limited liability company and its principal office is located at 4546 Corporate Drive, Suite 100, West Des Moines, IA 50266.  Sammons Financial Network is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company.  Sammons Financial Network may enter into written sales agreements with other broker-dealers (“selling firms”) for the sale of the Contracts.  We pay commissions to Sammons Financial Network for sales of the Contracts.

Sales commissions may vary, but the maximum commission payable in the first Contract year is 7.00% of premium payments. In addition, where lower commissions may be paid on premium payments, we may also pay up to a 1.00% trail commission starting in the second year of the Contract based on the accumulation value. We may also pay additional amounts and reimburse additional expenses of Sammons Financial Network based on various factors.

We also pay for Sammons Financial Network’s operating and other expenses, including the following sales expenses: sales representative training allowances; compensation and bonuses for the Sammons Financial Network’s management team; advertising expenses; and all other expenses of distributing the Contracts.

Sammons Financial Network pays selling firms all or a portion of the commissions received for their sales of  the Contract.  Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with Sammons Financial Network.

Non-cash items that we and Sammons Financial Network may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs.  Those programs may also include other types of cash and non-cash compensation and other benefits.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

In addition to ordinary commissions, Sammons Financial Network operating and other expenses and non-cash items, we provide payments to certain third parties for training, product development, marketing and development efforts with selling firms, and other wholesaling and relationship management services.

We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the Contract: (a) the mortality and expense risks charge; (b) asset based administration charges; (c) surrender charges, and (d) payments, if any, received from the investment options, their distributors, service providers and/or managers.  Commissions and other incentives or payments described above are not charged directly to you or the Separate Account but they are reflected in the fees and charges that you do pay directly or indirectly.

Regulation

We are regulated and supervised by the Iowa Insurance Department.  We are subject to the insurance laws and regulations in every jurisdiction where we sell insurance and annuity contracts.  The provisions of this Contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell insurance and annuity contracts.  The officials are responsible for reviewing our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.  We are also subject to various federal securities laws and regulations.

Cybersecurity Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities.  Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyberattacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized release of confidential customer information.  Such systems failures and cyberattacks affecting us, Sammons Financial Network, LLC, the underlying portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your accumulation value.  For instance, cyberattacks may:  interfere with our processing of Contract transactions, including the processing internet transactions or with the underlying portfolios; impact our ability to calculate accumulation unit values; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage.  Cybersecurity risks may also impact the issuers of securities in which the underlying portfolios invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying portfolios or our service providers will avoid losses affecting your Contract due to cyberattacks or information security breaches in the future.

Legal Proceedings

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits.  In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made.  Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, on the ability of Sammons Financial Network, LLC to perform under its distribution agreement, or on the ability of the Company to meet its obligations under the Contract.

STATEMENT OF ADDITIONAL INFORMATION

A free copy of the SAI is available which contains more details concerning the subjects discussed in this prospectus.  You can get this SAI by checking the appropriate box on the application form, by writing our Customer Service Center, or by calling our Customer Service Center’s Toll Free number at 1-866-747-3421.  The following is the Table of Contents for the SAI:

APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS

The Separate Account has a number of investment options, each of which invests in the shares of a corresponding portfolio. More detailed information about the portfolios and their investment objectives, policies, risks, expenses and other aspects of their operations appear in the portfolio prospectuses.

Certain portfolios may invest substantially all of their assets in other mutual funds.  As a result, you will pay fees and expenses at both portfolio levels.  This will reduce your investment return.  These arrangements are referred to as "funds of funds" or "master-feeder funds."  Funds of funds or master-feeder structures may have higher expenses than portfolios that invest directly in debt or equity securities.

Certain portfolios invest in positions that emphasize alternative investment strategies and/or nontraditional asset classes. Alternative investment strategies may be riskier than traditional investment strategies and may involve leverage or use various complex hedging techniques, like options and derivatives. These alternative investments create a mix of strategies that offers potential diversification benefits beyond traditional investment strategies.

Certain portfolios may employ volatility management strategies to provide for downside protection during sharp downward movements in equity markets.  The cost of these hedging strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.  There is no guarantee that a portfolio using a volatility management strategy can achieve or maintain its optimal risk targets, and the portfolio may not perform as expected.

You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

Investment Policies of the Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies.  No one can promise that any portfolio will meet its investment objective.  A portfolio’s objectives and policies affect its returns and risks.  Each investment option’s performance depends on the experience of the corresponding portfolio.  You bear the risk that the underlying portfolios you have allocated amounts to will not meet their investment objectives.  The objectives of the portfolios are as follows:

Portfolio	Investment Objective	Investment Adviser
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Oppenheimer Main Street Fund1/VA Service Class (Formerly Oppenheimer Main Street Fund)	Seeks capital appreciation.	OFI Global Asset Management, Inc.; OppenheimerFunds, Inc. serves as sub-adviser
American Funds Insurance Series®
American Funds IS Blue Chip Income and Growth Fund Class 4	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Capital Research and Management CompanySM
BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Focus Growth V.I. Fund Class III	Seeks long-term capital growth.	BlackRock Advisors, LLC
BlackRock S&P 500 V.I. Fund Class III	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index.	BlackRock Advisors, LLC
BlackRock Total Return V.I. Fund Class III	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Advisors, LLC
DWS Variable Insurance Portfolios
Deutsche Equity 500 Index VIP-B (Formerly Deutsche Equity 500 Index VIP-B)

Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500® Index"), which emphasizes stocks of large US companies.

DWS Investment Management Americas Inc.; Northern Trust Investments, Inc. serves as sub-adviser
Fidelity® Variable Insurance Products
Fidelity® VIP Index 500 Portfolio Service 2	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity Management & Research Company (FMR); Geode Capital Management, LLC (Geode) and FMR Co., Inc. (FMRC) serve as sub-advisers
Janus Aspen Series
Janus Henderson Flexible Bond Portfolio Service Shares	Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Capital Management LLC
Legg Mason Partners Variable Income Trust
Western Asset Core Bond Plus VIT Portfolio Class II

Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration within 30% of the average duration of the domestic bond market as a whole.

Legg Mason Partners Fund Advisor, LLC, investment manager; Western Asset Management Company, Western Asset Management Company Limited, Western Asset Management Company Ltd. and Western Asset Management Company Pte Ltd., sub-advisers

MFS® Variable Insurance Trust II
MFS Corporate Bond Portfolio Service Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
PIMCO Variable Insurance Trust
PIMCO VIT Total Return Portfolio Advisor Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC

1Name change effective May 28, 2019.

The portfolios sell their shares to Separate Accounts of various insurance companies to support both variable life insurance and variable annuity contracts, and to qualified retirement plans.  We currently do not foresee any disadvantages to our owners arising from this use of the portfolios for this type of mixed and shared funding.  The funds companies will monitor for possible conflicts arising out of this practice.  If any such conflict or disadvantage does arise, we and/or the applicable fund companies may take appropriate action to protect your interests.

The portfolios available under the Contracts are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual funds that have very similar or nearly identical names and that are or may be managed by the same investment adviser or manager.  Nevertheless, the investment performance and results of any of the portfolios that are available under the Contracts may be lower, or higher, than the investment results of such other (publicly available) mutual funds.  There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment adviser or manager and the same investment objectives and policies and a very similar or nearly identical name.

The portfolios offered through the Contract are selected by Midland National based on several criteria, including asset class coverage, the alignment of investment objectives of a portfolio with our hedging strategy, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Of course, we also consider whether the portfolio’s adviser is an affiliate of ours. We also consider whether the portfolio, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for the sale of the policies. Another factor that we consider during the selection process is whether the portfolio or one of its service providers (e.g., the investment adviser or sub-advisers) will make payments to us or our affiliates in connection with certain administrative, marketing and support services, and the amount of any such payments, or whether affiliates of the funds can provide marketing and distribution support for sales of the Contracts.

The portfolios were also selected in light of the GLWB feature.  In this regard, we selected portfolios that may be considered more conservative than many other portfolios in order to limit the risk that we bear in guaranteeing the GLWB benefits. This may limit your potential for upside investment gains.

You are responsible for choosing the investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and by your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you decisions regarding investment allocations should be carefully considered and periodically re-evaluated.

Other portfolios (or available classes) may have lower fees and better overall investment performance.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that are available to you, including each portfolio’s prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the fund company’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a portfolio. You should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the entire risk for the allocation of your premiums and accumulation value among the investment options whether or not you use the service of an adviser.  We are not responsible for any investment or other advice or services that you may receive.

You bear the risk of any decline in the accumulation value of your Contract resulting from the performance of the investment options you have chosen.

We do not recommend or endorse any particular portfolio or portfolios and we do not provide investment advice.

Availability of the Portfolios

We cannot guarantee that each portfolio will always be available for investment through the Contracts.

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the Separate Account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the Investment Company Act of 1940, as amended, or other applicable law.

APPENDIX B – STATE VARIATIONS

Certain contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in riders or endorsements to your Contract.

This Appendix B contains an overview of state specific variations.

For Contracts issued in the state of Alabama, the following variations apply:

The contract contains specific information relating to binding arbitration of all disputes.

For Contracts issued in the state of Florida, the following variations apply:

The cover page of the contact contains an 800 number to obtain additional contract information and/or to receive assistance in resolving complaints. The Owner has the right to annuitize after one year for the accumulation value.

APPENDIX C – GLWB Examples

GLWB Roll-up Examples:

Example 1:

Assume a Contract in the GLWB roll-up period at Contract year end has the following values:

Total Premiums in the Contract = $100,000

GLWB value = $150,000

S&P 500 Capital Appreciation index gains over the Contract year = 10%

GLWB roll-up amount for the Contract year = $9,500.  The calculations are as follows:

GLWB roll-up percentage = 9.5% = 2% (fixed roll-up percentage) + 75% (index gains participation rate) * 10% (index gains)

GLWB roll-up amount = $9,500 = 9.5% (GLWB roll-up percentage) * $100,000 (total premiums in Contract)

Calculated new GLWB value = $159,500 = $150,000 (prior GLWB value) + $9,500 (GLWB roll-up amount)

Maximum GLWB value = $200,000 = 200% * $100,000 (total premiums in Contract)

The new GLWB value is the smaller of the maximum GLWB value and the calculated new GLWB value = smaller of $200,000 and $159,500 = $159,500.  The accumulation value is not affected by this calculation.

Example 2:

Assume a Contract in the GLWB roll-up period at Contract year end has the following values:

Total Premiums in the Contract = $100,000

GLWB value = $195,000

S&P 500 Capital Appreciation index gains over the Contract year = 10%

GLWB roll-up amount for the Contract year = $5,000.  The calculations are as follows:

GLWB roll-up percentage = 9.5% = 2% (fixed roll-up percentage) + 75% (index gains participation rate) * 10% (index gains)

GLWB roll-up amount = $9,500 = 9.5% (GLWB roll-up percentage) * $100,000 (total premiums in Contract)

Calculated new GLWB value = $204,500 = $195,000 (prior GLWB value) + $9,500 (GLWB roll-up amount)

Maximum GLWB value = $200,000 = 200% * $100,000 (total premiums in Contract)

The new GLWB value is the smaller of the maximum GLWB value and the calculated new GLWB value = smaller of $200,000 and $204,500 = $200,000.  The accumulation value is not affected by this calculation. Since the maximum GLWB value has been reached, the GLWB roll-up period terminates and the Contract will no longer be eligible for GLWB roll-ups.

Example 3:

Assume a newly issued Contract in the GLWB roll-up period at Contract issue makes no additional premiums and takes no withdrawals during the first 4 Contract years has the following values:

Total Premiums in the Contract = $100,000

GLWB value = $100,000

S&P 500 Capital Appreciation index gains over the Contract years:

Contract year 1 = 10%

Contract year 2 =  -10%

Contact year 3 = 0%

Contract year 4 = 5%

GLWB roll-up amount for the Contract year 1 = $9,500.  The calculations are as follows:

GLWB roll-up percentage = 9.5% = 2% (fixed roll-up percentage) + 75% (index gains participation rate) * 10% (index gains)

GLWB roll-up amount = $9,500 = 9.5% (GLWB roll-up percentage) * $100,000 (total premiums in Contract)

Calculated new GLWB value = $109,500 = $100,000 (prior GLWB value) + $9,500 (GLWB roll-up amount)

Maximum GLWB value = $200,000 = 200% * $100,000 (total premiums in Contract)

The new GLWB value at the end of Contract year 1 is the smaller of the maximum GLWB value and the calculated new GLWB value = smaller of $200,000 and $109,500 = $109,500.  The accumulation value is not affected by this calculation.

GLWB roll-up amount for the Contract year 2 = $2,000. The calculations are as follows:

GLWB roll-up percentage = 2% = 2% (fixed roll-up percentage) + 75% (index gains participation rate) * 0% (index gains).  Note; if the index gains are less than zero then it is set to 0% for the GLWB roll-up percentage calculation.

GLWB roll-up amount = $2,000 = 2% (GLWB roll-up percentage) * $100,000 (total premiums in Contract)

Calculated new GLWB value = $111,500 = $109,500 (prior GLWB value) + $2,000 (GLWB roll-up amount)

Maximum GLWB value = $200,000 = 200% * $100,000 (total premiums in Contract)

The new GLWB value at the end of Contract year 2 is the smaller of the maximum GLWB value and the calculated new GLWB value = smaller of $200,000 and $111,500 = $111,500.  The accumulation value is not affected by this calculation.

GLWB roll-up amount for the Contract year 3 = $2,000. The calculations are as follows:

GLWB roll-up percentage = 2% = 2% (fixed roll-up percentage) + 75% (index gains participation rate) * 0% (index gains).

GLWB roll-up amount = $2,000 = 2% (GLWB roll-up percentage) * $100,000 (total premiums in Contract)

Calculated new GLWB value = $113,500 = $111,500 (prior GLWB value) + $2,000 (GLWB roll-up amount)

Maximum GLWB value = $200,000 = 200% * $100,000 (total premiums in Contract)

The new GLWB value at the end of Contract year 3 is the smaller of the maximum GLWB value and the calculated new GLWB value = smaller of $200,000 and $113,500 = $113,500.  The accumulation value is not affected by this calculation.

GLWB roll-up amount for the Contract year 4 = $5,750. The calculations are as follows:

GLWB roll-up percentage = 5.75% = 2% (fixed roll-up percentage) + 75% (index gains participation rate) * 5% (index gains).

GLWB roll-up amount = $5,750 = 5.75% (GLWB roll-up percentage) * $100,000 (total premiums in Contract)

Calculated new GLWB value = $119,250 = $113,500 (prior GLWB value) + $5,750 (GLWB roll-up amount)

Maximum GLWB Value = $200,000 = 200% * $100,000 (total premiums in Contract)

The new GLWB value at the end of Contract year 4 is the smaller of the maximum GLWB value and the calculated new GLWB value = smaller of $200,000 and $119,250 = $119,250.  The accumulation value is not affected by this calculation.

Partial Withdrawals Examples:

Example 1:

Assume a Contract is issued to a single owner issue age 56 has the following values and transactions:

Initial Premium = $50,000

1 month after the Contract issue date, there is a partial withdrawal = $1,500

3 months after the Contract issue date, there is an additional premium contribution = $10,000

GLWB value at issue= $50,000 (equals the initial premium)

Lifetime payment amount available at issue = $1,500 = $50,000 (GLWB value at issue) * 3% (lifetime payment percentage based on a single life issue age 56)

IRS RMD at Contract issue = $0

The free withdrawal amount available during the 1st Contract year = $5,000 = the maximum of 10% * $50,000 (initial premium) and $0 (RMD required at Contract issue) and $1,500 (lifetime payment amount available at Contract issue).

Due to the partial withdrawal, the lifetime payment amount is set 1 month after the Contract issue date to $1,500 per Contract year and the GLWB roll-up period has ended.  The calculations are as follows:

Lifetime payment amount = $1,500 = $50,000 (GLWB value at1st partial withdrawal) * 3% (applicable lifetime payment percentage for single life 56 at last birthday on 1st partial withdrawal date).

The amount of surrender charge assessed upon the partial withdrawal = $0.  The calculations are as follows:

The amount surrender charge assessed = $0 = maximum of $0 and {$1,500 (partial withdrawal amount) - $5,000 (free partial withdrawal amount available during the 1st Contract year)} * 8% (applicable surrender charge percentage).

The GLWB value after the 1st partial withdrawal = $48,500.  The calculations are as follows:

•         GLWB value at time of the 1st partial withdrawal = $50,000 (see above for details)

•         The lifetime payment amount available equals $1,500 (see calculations above)

•         The first partial withdrawal amount is $1,500 (see above for details)

•         The partial withdrawal is less than or equal to the lifetime payment amount available, so the GLWB value after the partial withdrawal = $48,500 = $50,000 (GLWB value prior to the partial withdrawal) - $1,500 (partial withdrawal amount).

After the 1st partial withdrawal of $1,500 (less than the free withdrawal amount available), the free withdrawal amount available is $3,500 until the next Contract year = $5,000 (free withdrawal amount available prior to the partial withdrawal) - $1,500 (partial withdrawal amount).  The $10,000 additional premium contribution that occurs 3 months after the Contract issue date does not count towards the free withdrawal amount until the next Contract year, i.e. the free withdrawal amount available during the 1st Contract year is not recalculated until Contract year end for the next Contract year.

Example 2:

Assume a Contract that made a single premium payment of $100,000 at Contract issue is in its 4th Contract year issued to a single owner issue age 50 (current age 54) has not yet taken a partial withdrawal and has the following values and transactions during the 4th Contract year:

Current accumulation value = $100,000

Current free withdrawal amount available = $10,000 = 10% * $100,000 (Remaining Premium at the beginning of the 4th Contract year)

Takes a partial withdrawal = $25,000 during the 4th Contract year (note; this is an excess partial withdrawal and will reduce the lifetime payment amount available after the excess partial withdrawal)

Current GLWB value = $150,000

Applicable Surrender Charge Percentage (4th Contract year or 3 full years since the single premium payment at Contract issue) = 6%

Due to the partial withdrawal, the lifetime payment amount is set upon the 1st partial withdrawal and the GLWB roll-up period has ended.  The lifetime payment amount available after the excess partial withdrawal = $3,428.01.  The calculations are as follows:

The GLWB value after the excess partial withdrawal is $114,267.02.  The calculations are as follows:

The partial withdrawal is greater than the lifetime payment amount available.  The GLWB value is reduced dollar for dollar up to the lifetime payment amount and is reduced pro-rata for the portion of the partial withdrawal in excess of the lifetime payment amount available.

•         Lifetime payment amount available $4,500 = $150,000 (GLWB value at time of 1st partial withdrawal) * 3% (applicable lifetime payment percentage at the time of the 1st withdrawal. single life attained age 54)

•         The accumulation value after reduction for the lifetime payment amount = $95,500 = $100,000 (accumulation value) - $4,500 (lifetime payment amount available prior to the excess withdrawal)

•         Excess partial withdrawal = $20,500 = $25,000 (partial withdrawal) - $4,500 (lifetime payment amount available prior to excess partial withdrawal)

•         The accumulation value after the excess partial withdrawal is $75,000 = $95,500 (accumulation value after withdrawal for the lifetime payment amount) - $20,500 (partial withdrawal amount in excess of the lifetime payment amount)

•         The excess partial withdrawal reduced the accumulation value (after the reduction for the lifetime payment amount available before the excess partial withdrawal) by 21.4659686% = $20,500 (excess partial withdrawal) / $95,500 (accumulation value after reduction for the lifetime payment amount), so the GLWB value (after reduction for the lifetime payment amount) will further be reduced by an additional 21.4659686% for the excess partial withdrawal.

•         The GLWB value (after reduction for lifetime payment amount available) = $145,500 = $150,000 (GLWB value prior to partial withdrawal) - $4,500 (lifetime payment amount available)

•         The GLWB value after the excess partial withdrawal equals $114,267.02 = $145,500 (GLWB value after withdrawal of lifetime payment amount available) * {1 – 21.4659686% (additional reduction for excess partial withdrawal)}

Lifetime payment amount after the excess partial withdrawal = $3,428.01.  The calculations are as follows:

Lifetime payment amount available after the excess partial withdrawal is the lesser of 1) and 2);

1)      Lifetime payment amount prior to the excess partial withdrawal = $4,500

2)      the greater of a. and b.;

a.       $2,250 = 3% (lifetime payment percentage) * $75,000 (accumulation value after the excess partial withdrawal)

b.       $3,428.01 = 3% (lifetime payment percentage) * $114,267.02 (GLWB value after the excess partial withdrawal)

The above calculation of the lifetime payment amount after the excess partial withdrawal = $3,428.01 = lesser of $4,500 [1) above] and the greater of $2,250 [2) a. above] and $3,428.01 [2) b. above].

The amount of surrender charge assessed upon the $25,000 withdrawal = $900.  The calculations are as follows:

The amount of surrender charge percentage assessed = $900 = {$25,000 (partial withdrawal amount) - $10,000 (free withdrawal amount available)} * 6% (applicable surrender charge percentage).

After the partial withdrawal, the free withdrawal amount available for the remainder of the Contract year is $0, because the $25,000 partial withdrawal amount exceeded the $10,000 free withdrawal amount available.  No additional free withdrawal amount will be available until the next Contract year when it is recalculated at Contract year end for the next Contract year.

Example 3:

Assume a tax qualified Contract is issued to a single owner issue age 75 has been in force for 10 years and has the following values and transactions:

Current GLWB value = $20,000

Current accumulation value = $25,000

Lifetime payment percentage of 5% was set upon first partial withdrawal during 2nd Contract year

Lifetime payment amount available = $2,500

Current IRS RMD amount = $3,000 is taken during the current Contract year

The GLWB permits the contract holder to take each contract year the greater of the lifetime payment amount and RMD without the partial withdrawal being considered an excess partial withdrawal.  So, the GLWB value after the RMD partial withdrawal = $17,000 = $20,000 (GLWB value at time of the partial withdrawal) - $3,000 (RMD partial withdrawal amount) and the lifetime payment amount going forward will continue to be $2,500.  The accumulation value after the RMD partial withdrawal is $22,000 = $25,000 (accumulation value prior to the RMD partial withdrawal) - $3,000 (RMD partial withdrawal amount).

Example 4:

Assume a Contract is issued to a single owner issue age 75 has been in force for 10 years and has the following values and transactions:

Current GLWB value = $20,000

Current accumulation value = $500

Lifetime payment percentage of 5% was set upon first partial withdrawal during 2nd Contract year

Lifetime payment amount available = $2,500 and is taken during the current Contract year

The GLWB permits the contract holder to take each Contract year the lifetime payment amount regardless of the amount of the accumulation value. So, the contract holder will receive the $2,500 withdrawal amount = $500 from his/her accumulation value and $2,000 paid by the Company and lifetime payment amount going forward will continue to be $2,500 per Contract year as long as the covered person lives.  The accumulation value after the partial withdrawal is $0 = $500 (accumulation value prior to the partial withdrawal) - $500 (partial withdrawal amount taken out of the accumulation value).

Surrendering Your Contract Examples:

Example 1:

Assume a Contract that made one premium payment has a current accumulation value of $450,000 surrenders and has remaining premium in the Contract of $350,000. The free withdrawal amount available at the time of the Contract surrender is $35,000. The Contract is in its 3rd Contract year, so the applicable surrender charge percentage is 7% (2 full years since the premium payment).

Assuming no premium tax or tax withholding, the surrender value = $427,950.  The calculations are as follows:

The surrender value = accumulation value – surrender charge – premium tax – tax withholding:

The amount of the surrender charge assessed = $22,050 = {$350,000 (remaining premium at time of surrender) - $35,000 (free withdrawal amount available at time of surrender)} * 7% (applicable surrender charge percentage at time of surrender)

The surrender value = $427,950= $450,000 (accumulation value at the time of the surrender) - $22,050 (amount of surrender charge assessed) - $0 (premium tax withheld) - $0 (amount of tax withholding).

After the Contract surrender, the accumulation value, GLWB value and the lifetime payment amount all equal $0

Example 2:

Assume a Contract that made one premium payment has a current accumulation value of $450,000 and with remaining premium in the Contract of $350,000 surrenders the Contract.  The free withdrawal amount available at the time of the Contract surrender is $35,000. The Contract is in its 3rd Contract year, so the applicable surrender charge percentage is 7% (2 full years since premium payment).

Assuming premium tax of $9,000 and tax withholding of $14,500, the surrender value = $404, 450.  The calculations are as follows:

The surrender value = accumulation value – surrender charge – premium tax – tax withholding:

The amount of the surrender charge assessed = $22,050 = {$350,000 (remaining premium at time of surrender) - $35,000 (free withdrawal amount available at time of surrender)} * 7% (applicable surrender charge percentage at time of surrender)

The surrender value = $404,450 = $450,000 (accumulation value at the time of the surrender) - $22,050 (amount of surrender charge assessed) - $9,000 (premium tax withheld) - $14,500 (amount of tax withholding).

After the Contract surrender, the accumulation value, GLWB value and the lifetime payment amount all equal $0

APPENDIX D – CONDENSED FINANCIAL INFORMATION

The following tables of condensed financial information show accumulation unit values for each investment option for the period since the investment option started operation.  An accumulation unit value is the unit we use to calculate the value of your interest in an investment option.

Contract – 1.25% Annual Asset Charge
Investment Option	Accumulation Unit Value at Beginning of Period (12/31/2017)	Accumulation Unit Value at End of Period (12/31/2018)	Number of Accumulation Units at End of Period
2018
American Funds IS Blue Chip Income and Growth Fund Class 4	$11.13	$8.91	25,205.22
BlackRock Large Cap Focus Growth V.I. Fund Class III	$11.39	$8.76	43,592.63
BlackRock S&P 500 V.I. Fund[1] Class III (as of May 1, 2018)	$10.00	$9.04	46,952.91
BlackRock Total Return V.I. Fund[1] Class III (as of May 1, 2018)	$10.00	$10.05	4,618.21
DWS Equity 500 Index[2] VIP-B	$11.21	$9.03	4,740.03
Fidelity® VIP Index 500 Portfolio[3] Service 2	$0.00	$0.00	0.00
Janus Henderson Flexible Bond Portfolio Service Shares	$10.09	$10.01	8,809.77
MFS VIT II Corporate Bond Portfolio Service Class	$10.29	$9.96	503.58
Oppenheimer Main Street Fund/VA Service Class	$10.62	$8.94	45,421.15
PIMCO VIT Total Return Portfolio Advisor Class	$10.19	$10.09	16,540.11
Western Asset Variable Core Bond Plus Portfolio Class II	$10.27	$10.01	14,543.45

1Investment Option offered as of May 1, 2018

2Formerly Deutsche Equity 500 Index VIP-B

3Investment Option offered as of February 1, 2019.

Contract – 1.25% Annual Asset Charge
Investment Option	Accumulation Unit Value at Beginning of Period (5/1/2017)	Accumulation Unit Value at End of Period (12/31/2017)	Number of Accumulation Units at End of Period
2017
American Funds IS Blue Chip Income and Growth Fund Class 4	$10.00	$11.13	49,241.54
BlackRock Large Cap Focus Growth V.I. Fund Class III	$10.00	$11.39	9,486.95
BlackRock S&P 500 V.I. Fund[1] Class III	$0.00	$0.00	0.00
BlackRock Total Return V.I. Fund[1] Class III	$0.00	$0.00	0.00
Deutsche Equity 500 Index VIP-B	$10.00	$11.21	12,679.63
Janus Henderson Flexible Bond Portfolio Service Shares	$10.00	$10.09	1,488.02
MFS VIT II Corporate Bond Portfolio Service Class	$10.00	$10.29	15,238.21
Oppenheimer Main Street Fund/VA Service Class	$10.00	$10.62	779.65
PIMCO VIT Total Return Portfolio Advisor Class	$10.00	$10.19	6,780.58
Western Asset Variable Core Bond Plus Portfolio Class II	$10.00	$10.27	60,689.51

1Investment Option offered as of May 1, 2018.

The Statement of Additional Information (SAI) can provide you with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account C including more information about commissions and distribution expenses.  A free copy of the SAI can be obtained by contacting your registered representative or by contacting our Customer Service Center at:

P.O. Box 758547

Topeka, Kansas 66675-8547

Phone: (866) 747-3421

Facsimile: (866) 511-7038

Information about Midland National Life Insurance Company can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090.  Reports and other information about Midland National Life Insurance Company are also available on the SEC’s Internet site at http://www.sec.gov.  Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC  20549-0102.

SEC File No. 811-07772

STATEMENT OF ADDITIONAL INFORMATION FOR THE
LIVEWELL FREEDOM VARIABLE ANNUITY CONTRACT

Flexible Premium Deferred Variable Annuity Contract

Issued by

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(Through Midland National Life Separate Account C)

Our Customer Service Center:

P.O. Box 758547

Topeka, Kansas 66675-8547

Phone: (866) 747-3421 (toll-free)

Fax: (866) 511-7038 (toll-free)

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the LiveWell Freedom Variable Annuity (“contract”) issued by Midland National Life Insurance Company. You may obtain a free copy of the Prospectus dated May 1, 2019, by contacting us at our Customer Service Center using the above address and phone numbers. Terms used in the current Prospectus for the contract are incorporated in this document.

This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for the contract and the prospectuses for all of the portfolios currently available in the contract.

Dated  May 1, 2019

THE CONTRACT

Entire Contract

Changes to the Contract

Incontestability

Misstatement of Age or Sex

Non-participating

Claims of Creditors

Minimum Benefits

Ownership

Assignment

Accumulation Unit Value

Annuity Payments

CALCULATION OF YIELDS AND TOTAL RETURNS

Other Investment Option Yield Calculations

Standard Total Return Calculations

Cumulative Total Returns

Adjusted Historical Performance Data

FEDERAL TAX MATTERS

Tax-Free Exchanges (Section 1035)

Required Distributions

Non-Natural Person owners

Diversification Requirements

Owner Control

Taxation of Qualified Contracts

DISTRIBUTION OF THE CONTRACTS

SAFEKEEPING OF ACCOUNT ASSETS

STATE REGULATION

RECORDS AND REPORTS

LEGAL MATTERS

EXPERTS

OTHER INFORMATION

FINANCIAL STATEMENTS

THE CONTRACT

Entire Contract

The entire contract between you and us consists of the contract, the attached written application and any attached endorsements, riders, and amendments.

Changes to the Contract

No one has the right to change any part of the contract or to waive any of its provisions unless the change is approved in writing by one of our officers. Only our President or Secretary may modify the contract.

We may change the contract without your consent to conform to state or federal laws or regulations.  A change will be made by attaching an endorsement to the contract.

Incontestability

We will not contest the contract.

Misstatement of Age or Sex

If the age or sex of the annuitant has been misstated, we will adjust the amount of each annuity payment to whatever the applied value would have purchased at the correct age and sex.

Any underpayments made by Us will be paid to the payee.  Any overpayments made by Us will be charged against benefits falling due after adjustment.  All underpayments and overpayments will include interest at the rate required by the jurisdiction in which the contract is delivered.

Non-participating

The contract does not participate in the surplus or profits of the Company and the Company does not pay any dividends on it.

Claims of Creditors

To the extent permitted by law, no benefits payable under the contract to a beneficiary or payee are subject to the claims of creditors.

Minimum Benefits

The annuity payments, surrender values and death benefit under the contract are not less than the minimum required by the laws of the state in which the contract is delivered.

Ownership

The contract belongs to you.  You have all rights granted by the contract, including the right to change owners and beneficiaries, subject to the rights of:

1)      Any assignee of record with us;

2)      Any irrevocable beneficiary; and

3)      Any restricted ownership.

We must receive written notice informing us of any change, designation or revocation.  Once recorded, a change, designation or revocation takes effect as of the date the written notice was signed.  However, we are not liable for payments made by us before we record the written notice.    A change of owner may have adverse tax consequences.

Assignment

An assignment may have adverse tax consequences.

You may assign the contract by giving us written notice.  The assignment does not take effect until we accept and approve it.  We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be responsible for the validity of any assignment. We will not be liable for any payments we make prior to recording the written notice of assignment.

This contract, or any of its riders, is not designed for resale, speculation, arbitrage, viatical settlements or any other type of collective investment scheme.  This contract may not be traded on any stock exchange or secondary market.

Accumulation Unit Value

We determine accumulation unit values for each investment option of our Separate Account at the end of each valuation period. The accumulation unit value for each investment division was initially set at $10.00.  The accumulation unit value for any business day is equal to the accumulation unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment option every valuation period by taking a) divided by b) minus c) where:

a)      Is the total of:

1)        The net asset value per share at the end of the current Valuation Period; plus

2)        Any dividend or capital gains per share reinvested during the current Valuation Period; plus

3)        Total accrued, but not yet reinvested, capital gains per share as of the current Valuation Period.

b)     Is the net asset value plus the total accrued but not yet reinvested capital gains per share as of the preceding Valuation Period.

c)     Is the Mortality and Expense Risk Charge plus the Asset Based Administration Charge for each day in the current Valuation Period.

We reserve the right to subtract any other daily charge for taxes or amounts set aside as a reserve for taxes. Generally, this means that we would adjust unit values to reflect what happens to the portfolios, and also for any charges.

Annuity Payments

The amount of each fixed annuity payment will be set on the annuity date and will not subsequently be affected by the investment performance of the investment options.

CALCULATION OF YIELDS AND TOTAL RETURNS

Other Investment Option Yield Calculations

Midland National may from time to time disclose the current annualized yield of one or more of the investment options (except the money market investment option) for 30-day periods. The annualized yield of an investment option refers to income generated by the investment option over a specified 30-day period. Because the yield is annualized, the yield generated by an investment option during the 30-day period is assumed to be generated each 30-day period. This yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

YIELD = 2 [ (a – b + 1)6 – 1 ]

     cd

Where:  a =   net investment income earned during the period by the portfolio (or substitute funding vehicle) attributable to shares owned by the investment option.

              b =  expenses accrued for the period (net of reimbursements).

              c =   the average daily number of units outstanding during the period.

              d =  the maximum offering price per unit on the last day of the period.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all owner accounts.

Because of the charges and deductions imposed by the Separate Account the yield of the investment option will be lower than the yield for the corresponding portfolio. The yield on amounts held in the investment options normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The investment option’s actual yield will be affected by the types and quality of portfolio securities held by the portfolio, and its operating expenses.

Standard Total Return Calculations

Midland National may from time to time also disclose average annual total returns for one or more of the investment options for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T)n = ERV

Where:       P =        a hypothetical initial payment of $1,000

                   T =        average annual total return

                   n =        number of years

      ERV =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period, at the end of the one, five, or ten-year period (or fractional portion thereof).

All recurring fees that are charged to all owner accounts are recognized in the ending redeemable value. The standard average annual total return calculations assume the contract is surrendered.

Midland National may disclose average annual total returns in various ways, depicting whether the contract is surrendered or maintained in force.  Accordingly, Midland National may disclose the following types of average annual total return:

1.      The contract is surrendered and

2.      The contract is not surrendered.

Cumulative Total Returns

Midland National may from time to time also disclose cumulative total returns in conjunction with the annual returns described above. The cumulative returns will be calculated using the following formula.

CTR = [ERV/P] – 1

Where:     CTR = the cumulative total return net of investment option recurring charges for the period.

ERV = ending redeemable value of an assumed $1,000 payment at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

                 P      =  an assumed initial payment of $1,000.

Midland National may also disclose the value of an assumed payment of $10,000 (or other amounts) at the end of various periods of time.

Adjusted Historical Performance Data

Midland National may also disclose adjusted historical performance data for an investment option for periods before the investment option commenced operations, based on the assumption that the investment option was in existence before it actually was, and that the investment option had been invested in a particular portfolio that was in existence prior to the investment option’s commencement of operations. The portfolio used for these calculations will be the actual portfolio that the investment option will invest in.

Adjusted historical performance data of this type will be calculated as follows. First, the value of an assumed $1,000 investment in the applicable portfolio is calculated on a monthly basis by comparing the net asset value per share at the beginning of the month with the net asset value per share at the end of the month (adjusted for any dividend distributions during the month), and the resulting ratio is applied to the value of the investment at the beginning of the month to get the gross value of the investment at the end of the month. Second, that gross value is then reduced by a “contract charges” factor to reflect the charges imposed under the contract. The total is then divided by 12 to get the monthly contract charges factor, which is then applied to the value of the hypothetical initial payment in the applicable portfolio to get the value in the investment option. The contract charges factor is assumed to be deducted at the beginning of each month. In this manner, the Ending Redeemable Value (“ERV”) of a hypothetical $1,000 initial payment in the investment option is calculated each month during the applicable period, to get the ERV at the end of the period. Third, that ERV is then utilized in the formulas above.

This type of performance data may be disclosed on both an average annual total return and a cumulative total return basis.  Moreover, it may be disclosed assuming that the contract is not surrendered (i.e., with no deduction for the contingent deferred sales charge) and assuming that the contract is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable contingent deferred sales charge).

FEDERAL TAX MATTERS

Tax-Free Exchanges (Section 1035)

Midland National accepts premiums which are the proceeds of a contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code (“Code”).

We also accept “rollovers” from contracts qualifying as individual retirement annuities or accounts (IRAs), or any other qualified contract which is eligible to “rollover” into an IRA. The Company differentiates between nonqualified contracts and IRAs to the extent necessary to comply with federal tax laws. In all events, a tax adviser should be consulted with and relied upon before you effect an exchange or a rollover.

Required Distributions

In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any nonqualified contract to provide that (a) if any owner dies on or after the annuity date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed (1) within five years after the date of that owner’s death, or (2) as Annuity payments which will begin within one year of that owner’s death and which will be made over the life of the owner’s “designated beneficiary” or over a period not extending beyond the life expectancy of that beneficiary. The owner’s “designated beneficiary” is the person to whom ownership of the contract passes by reason of death and must be a natural person. However, if the owner’s designated beneficiary is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner.

The nonqualified contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

Other rules may apply to qualified contracts.

Non-Natural Person owners

If a non-natural person (e.g., a corporation or a trust) owns a nonqualified contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year.

There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The tax discussion in the prospectus and herein generally applies to contracts owned by natural persons.

Diversification Requirements

The Code requires that the investments of each investment option of the Separate Account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes.  It is intended that each investment option, through the fund company in which it invests, will satisfy these diversification requirements.

Owner Control

In some circumstances, owners of variable contracts who retain control over the investment of the underlying Separate Account assets may be treated as owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying Separate Account assets.

Taxation of Qualified Contracts

The tax rules applicable to qualified contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract.  Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRAs), as defined in Section 408 of the Code, permit individuals to make annual contributions of up to the lesser of specific dollar amount or the amount of compensation includible in the individual’s gross income for the year.  The contributions may be deductible in whole or in part, depending on the individual’s income and whether the individual is a participant in a qualified plan.  Distributions from certain retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits.  Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA.  The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.  A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

DISTRIBUTION OF THE CONTRACTS

The contracts are offered to the public on a continuous basis.  We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.

Sammons Financial Network, LLC (“Sammons Financial Network”) serves as principal underwriter for the contracts.  Sammons Financial Network is a Delaware limited liability company and its principal office is located at 4546 Corporate Drive, Suite 100, West Des Moines, IA 50266.  Sammons Financial Network is an indirect, wholly owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas, which in turn is the ultimate parent company of Midland National Life Insurance Company.  Sammons Financial Network is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc.  Sammons Financial Network offers the contracts through its registered representatives.  Sammons Financial Network also may enter into selling agreements with other broker-dealers (“selling firms”) and compensates them for their services.  Registered representatives, who offer contracts, are appointed as insurance agents for Midland National Life Insurance Company.

A  distribution allowance is paid to Sammons Financial Network of 1.00% of total premiums received on LiveWell Freedom Variable Annuity. The distribution allowance is as follows:

Fiscal Year	Aggregate Amount of Distribution Allowance Paid to Sammons Financial Network *
2017	$0
2018	$20,596.80

*Represents an underwriting fee paid to Sammons Financial Network for  LiveWell Freedom Variable Annuity  under Separate Account C.

Sammons Financial Network, LLC or its affiliates via expense sharing agreements will pay the advertising and sales expenses related to the distribution of the contracts.

We and/or Sammons Financial Network may pay certain selling firms additional amounts for:

•         participation in their marketing programs, which may include marketing services and increased access to their sales representatives;

•         sales promotions relating to the contracts;

•         costs associated with sales conferences and educational seminars for their sales representatives; and

•         other sales expenses incurred by them.

We may pay flat dollar amounts to certain selling firms. Our sales and marketing personnel may be permitted to attend selling firm’s annual, sales, and other conferences and/or may be given booth time, speaking time, or access to lists of the selling firm’s registered representatives.

We and/or Sammons Financial Network may make bonus payments to certain selling firms based on aggregate sales or persistency standards.  These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by Midland National. The assets are held separate and apart from our Fixed Account assets. Records are maintained of all premiums and redemptions of portfolio shares held by each of the investment options.

STATE REGULATION

Midland National is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the contracts will be modified accordingly.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by Midland National. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to owners semi-annually at their last known address of record.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the issue and sale of the contracts has been provided by Carlton Fields, P.A., Washington, D.C.

EXPERTS

The financial statements of Midland National Life Separate Account C at December 31, 2018, and for the periods disclosed in those financial statements, and the financial statements and schedules of Midland National Life Insurance Company at December 31, 2018 and 2017, and for the three years in the period ended December 31, 2018, appearing herein have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm.  The financial statements and schedules audited by PricewaterhouseCoopers LLP have been included in reliance on their report, given on their authority as experts in accounting and auditing. The mailing address for PricewaterhouseCoopers LLP is as follows:

PricewaterhouseCoopers LLP

699 Walnut Street, Suite 1300

Des Moines, IA 50309

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)

FINANCIAL STATEMENTS - STATUTORY BASIS

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 and 2016

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)

DECEMBER 31, 2018, 2017 and 2016
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   Page(s)

Report of Independent Auditors                                                                                        1

Midland National Life Insurance Company
   Financial Statements

     Statements of Admitted Assets, Liabilities and Capital and Surplus- Statutory Basis                              3

     Statements of Operations- Statutory Basis                                                                        4

     Statements of Changes in Capital and Surplus- Statutory Basis                                                    5

     Statements of Cash Flow- Statutory Basis                                                                         6

     Notes to Statutory Financial Statements- Statutory Basis                                                         7

                                                 Report of Independent Auditors

To the Board of Directors and Management of Midland National Life Insurance Company

We have audited the accompanying statutory financial statements of Midland National Life Insurance Company (the
"Company"), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31,
2018 and December 31, 2017, and the related statutory statements of operations, changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2018.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Company's internal control.  Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally
Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of
December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended
December 31, 2018.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 1.

Pricewaterhouse Coopers LLP
April 25, 2019

PricewaterhouseCoopers LLP, 699 Walnut Street Suite 1300, Des Moines, IA 50309
T: (515)246-3800, F: (515)246-3811, www.pwc.com/us

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
--------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS - STATUTORY BASIS
AS OF DECEMBER 31, 2018 and 2017
(Dollars in Thousands, except par value)

                                                                        2018                    2017
                                                               -----------------------  ----------------------
ADMITTED ASSETS
Bonds                                                                    $ 43,410,083            $ 42,173,430
Stocks
Preferred                                                                     263,454                 260,683
Common - subsidiaries                                                         193,039                 283,077
Common - other                                                                184,384                 184,573
Mortgage loans                                                              4,523,275               4,407,172
Real estate                                                                    33,874                  39,852
Policy loans                                                                  374,944                 356,433
Cash, cash equivalents and short-term investments                             673,346                 756,984
Receivable for securities                                                       1,960                 396,486
Derivative instruments                                                        297,198                 368,266
Other invested assets                                                       1,749,607               1,715,869
                                                               -----------------------  ----------------------
Total cash and invested assets                                             51,705,164              50,942,825
Policy premiums due, deferred or uncollected                                  155,866                 151,266
Accrued investment income                                                     406,994                 375,130
Current federal income tax                                                    168,054                  45,652
Net deferred tax asset                                                        206,226                 274,158
Company owned life insurance                                                  488,711                       -
Other admitted assets                                                          54,109                  47,589
Separate account assets                                                     4,729,579               4,658,583
                                                               -----------------------  ----------------------
Total admitted assets                                                    $ 57,914,703            $ 56,495,203
                                                               =======================  ======================

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities for future policy benefits                                   $ 37,541,225            $ 35,492,546
Liabilities for deposit-type contracts                                        550,492                 568,380
Policy and contract claims                                                    171,060                 149,496
Other policyholder funds                                                        3,009                   3,093
                                                               -----------------------  ----------------------
Total policyholder liabilities                                             38,265,786              36,213,515
Amounts payable for reinsurance                                                11,582                  21,529
Interest maintenance reserve                                                   56,942                 317,128
Asset valuation reserve                                                       446,901                 429,545
Repurchase agreements, FHLB advances and
collateral on derivative instruments                                        6,256,991               6,429,868
Payable for securities                                                         89,342                 415,863
Funds held under coinsurance                                                4,324,213               4,462,777
Derivative instruments                                                         75,646                  37,928
Accrued expenses and other liabilities                                        260,383                 226,682
Separate account liabilities                                                4,555,709               4,526,306
                                                               -----------------------  ----------------------
Total liabilities                                                          54,343,495              53,081,141
Capital and surplus
Common stock - $1 par value; 2,549,439 shares
authorized, issued, and outstanding                                             2,549                   2,549
Surplus notes                                                                 837,000                 837,000
Additional paid-in capital                                                    618,927                 594,686
Unassigned surplus                                                          2,112,732               1,979,827
                                                               -----------------------  ----------------------
Total capital and surplus                                                   3,571,208               3,414,062
                                                               -----------------------  ----------------------
Total liabilities and capital and surplus                                $ 57,914,703            $ 56,495,203
                                                               =======================  ======================

                   The accompanying notes are an integral part of these statutory basis financial statements.

                                                          3

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
STATEMENTS OF OPERATIONS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 and 2016
(Dollars in Thousands)
---------------------------------------------------------------------------------------------------------------------------------------

                                                                             2018                  2017                   2016
                                                                        ------------------  --------------------  ---------------------
REVENUES
Life insurance and annuity premiums and other considerations                  $ 3,701,003           $ 4,055,282            $ 4,968,526
Net investment income                                                           2,252,880             3,082,078              2,027,816
Commissions and expense allowances on reinsurance ceded                            53,974                29,324                173,660
Amortization of interest maintenance reserve                                       19,540                48,741                 69,255
Reserve adjustments on reinsurance ceded                                          159,419               176,910              1,536,248
Investment income ceded - funds withheld reinsurance                             (242,236)             (360,550)              (258,567)
Other income                                                                       87,203               107,795                114,592
                                                                        ------------------  --------------------  ---------------------
Total revenues                                                                  6,031,783             7,139,580              8,631,530
                                                                        ------------------  --------------------  ---------------------

BENEFITS AND EXPENSES
Life and annuity policy benefits                                                2,735,271             2,436,457              2,327,732
Increase in liabilities for future life and annuity policy benefits             2,048,680             3,192,060              4,792,319
Commissions                                                                       351,193               380,162                479,598
General expenses                                                                  248,132               222,634                202,589
Insurance taxes, licenses and fees                                                 43,594                48,178                 44,792
Net transfers to separate accounts                                                 95,152               158,790                 65,050
                                                                        ------------------  --------------------  ---------------------
Total benefits and expenses                                                     5,522,022             6,438,281              7,912,080
                                                                        ------------------  --------------------  ---------------------
Net gain from operations before federal income taxes
 and net realized capital gains (losses)                                          509,761               701,299                719,450
Federal income tax expense                                                         25,179               205,862                207,038
                                                                        ------------------  --------------------  ---------------------
Net gain from operations before net realized
 capital gains (losses)                                                           484,582               495,437                512,412

Net realized capital gains (losses)                                               (82,977)               50,357                 34,005
                                                                        ------------------  --------------------  ---------------------

Net income                                                                      $ 401,605             $ 545,794              $ 546,417
                                                                        ==================  ====================  =====================

                   The accompanying notes are an integral part of these statutory basis financial statements.

                                                          4

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 and 2016
(Dollars in Thousands)
--------------------------------------------------------------------------------------------------------------------------------

                                                            Common       Surplus Note          Additional           Unassigned        Total Capital
                                                             Stock                          Paid-In Capital          Surplus           and Surplus
                                                        --------------- ----------------   ------------------    -----------------  -------------------
Balances at December 31, 2015                                  $ 2,549        $ 342,000            $ 553,704          $ 1,958,738          $ 2,856,991
Net income                                                           -                -                    -              546,417              546,417
Change in net unrealized capital gains (losses)                      -                -                    -             (160,531)            (160,531)
Change in net deferred income tax                                    -                -                    -              (15,992)             (15,992)
Change in nonadmitted assets                                         -                -                    -               50,961               50,961
Change in liability for reinsurance
in unauthorized companies                                            -                -                    -                1,404                1,404
Change in asset valuation reserve                                    -                -                    -              (44,671)             (44,671)
Additional paid in surplus                                           -                -               18,623                    -               18,623
Change in surplus as a result of reinsurance                         -                -                    -               47,243               47,243
Dividends to stockholder                                             -                -                    -             (202,517)            (202,517)
Employee stock ownership plan                                        -                -                1,034                    -                1,034
OPEB SSAP92 adjustment                                               -                -                    -                  162                  162
                                                        --------------- ----------------   ------------------    -----------------  -------------------
Balances at December 31, 2016                                    2,549          342,000              573,361            2,181,214            3,099,124
Net income                                                           -                -                    -              545,794              545,794
Change in net unrealized capital gains (losses)                      -                -                    -             (153,439)            (153,439)
Change in net deferred income tax                                    -                -                    -             (168,836)            (168,836)
Change in nonadmitted assets                                         -                -                    -               66,666               66,666
Change in liability for reinsurance
in unauthorized companies                                            -                -                    -                  322                  322
Change in asset valuation reserve                                    -                -                    -              (39,902)             (39,902)
Additional paid in surplus                                           -                -               21,325                    -               21,325
Change in surplus as a result of reinsurance                         -                -                    -              (63,761)             (63,761)
Change in surplus notes                                              -          495,000                    -                    -              495,000
Dividends to stockholder                                             -                -                    -             (387,123)            (387,123)
OPEB SSAP92 adjustment                                               -                -                    -               (1,108)              (1,108)
                                                        --------------- ----------------   ------------------    -----------------  -------------------
Balances at December 31, 2017                                    2,549          837,000              594,686            1,979,827            3,414,062
Net income                                                           -                -                    -              401,605              401,605
Change in net unrealized capital gains (losses)                      -                -                    -               45,243               45,243
Change in net deferred income tax                                    -                -                    -               26,898               26,898
Change in nonadmitted assets                                         -                -                    -              (86,770)             (86,770)
Change in asset valuation reserve                                    -                -                    -              (17,356)             (17,356)
Additional paid in surplus                                           -                -               24,241                    -               24,241
Change in surplus as a result of reinsurance                         -                -                    -               (8,259)              (8,259)
Dividends to stockholder                                             -                -                    -             (232,437)            (232,437)
OPEB SSAP92 adjustment                                               -                -                    -                 (350)                (350)
Correction of errors from prior periods                              -                -                    -                4,331                4,331
                                                        --------------- ----------------   ------------------    -----------------  -------------------
Balances at December 31, 2018                                  $ 2,549        $ 837,000            $ 618,927          $ 2,112,732          $ 3,571,208
                                                        =============== ================   ==================    =================  ===================

                   The accompanying notes are an integral part of these statutory basis financial statements.

                                                          5

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
STATEMENTS OF CASH FLOW - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 and 2016
(Dollars in Thousands)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                 2018                   2017                  2016
                                                                          --------------------  ---------------------  --------------------

OPERATING ACTIVITIES
Life insurance and annuity premiums and other considerations                      $ 3,700,644            $ 4,118,113           $ 4,964,672
Net investment income                                                               2,073,937              2,949,627             1,860,710
Other income                                                                           94,948                108,674               241,478
Benefits paid                                                                      (2,561,745)            (2,257,920)             (732,407)
Net transfers to separate account                                                    (101,977)              (158,790)              (65,050)
Insurance expenses paid                                                              (880,509)            (1,001,094)             (981,496)
Federal income taxes paid                                                             (90,618)              (198,850)             (308,968)
                                                                          --------------------  ---------------------  --------------------
Net cash provided by operating activities                                           2,234,680              3,559,760             4,978,939
                                                                          --------------------  ---------------------  --------------------

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds                                                                              12,680,499              7,699,702             7,823,514
Preferred and common stocks                                                            59,565                 58,410               156,643
Mortgage loans                                                                        673,385                635,766               440,116
Real estate                                                                                 -                  2,823                     -
Other invested assets                                                                 262,268                 91,776               199,500
Miscellaneous proceeds                                                                510,828                 59,944                    13
Cost of investments acquired
Bonds                                                                             (14,012,547)           (11,737,630)          (13,407,220)
Preferred and common stocks                                                           (41,658)               (56,375)             (100,079)
Mortgage loans                                                                       (789,416)              (499,216)             (591,942)
Real estate                                                                            (1,588)                   (45)              (23,651)
Other invested assets                                                                (287,159)              (421,109)             (788,679)
Miscellaneous applications                                                           (370,032)               (54,551)             (211,104)
Net change in policy loans                                                            (18,417)                (1,269)                1,449
                                                                          --------------------  ---------------------  --------------------
Net cash used in investing activities                                              (1,334,272)            (4,221,774)           (6,501,440)
                                                                          --------------------  ---------------------  --------------------

FINANCING ACTIVITIES
Surplus notes                                                                               -                495,000                     -
Company owned life insurance                                                         (488,711)                     -                     -
Capital and paid in surplus                                                            24,241                 21,325                18,623
Net change in collateral liability                                                   (322,002)                83,139               147,640
Net change in repurchase agreements and FHLB advances                                 149,125                792,335             1,140,060
Net deposits (withdrawals) on deposit-type contracts                                  (26,865)               (38,114)               64,933
Dividends paid to stockholder                                                        (232,437)              (387,123)             (202,517)
Other cash provided (applied)                                                         (87,397)                29,361               (12,282)
                                                                          --------------------  ---------------------  --------------------
Net cash used (applied) in financing activities                                      (984,046)               995,923             1,156,457
                                                                          --------------------  ---------------------  --------------------

RECONCILIATION OF CASH, CASH EQUIVALENTS
AND SHORT-TERM INVESTMENTS
Net change in cash, cash equivalents and short-term investments                       (83,638)               333,909              (366,044)
Cash, cash equivalents and short-term investments:
Beginning of year                                                                     756,984                423,075               789,119
                                                                          --------------------  ---------------------  --------------------
End of year                                                                         $ 673,346              $ 756,984             $ 423,075
                                                                          ====================  =====================  ====================

SUPPLEMENTAL CASH FLOW
Non-cash transactions:
Capitalized interest                                                                 $ 72,000

                   The accompanying notes are an integral part of these statutory basis financial statements.

                                                          6

MIDLAND NATIONAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Sammons Financial Group, Inc.)
--------------------------------------------------------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
AS OF DECEMBER 31, 2018, 2017 and 2016
(Dollars in Thousands)

1.      NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES AND PROCEDURES

        Organization

        Midland National Life Insurance Company ("Midland National" or the "Company") is a stock life insurance company domiciled in the state of Iowa. The Company operates predominantly in the individual life and annuity business of the life insurance industry and is licensed to operate in 49 states, the District of
        Columbia, and several U.S. territories. The Company is a wholly owned subsidiary of Sammons Financial
        Group, Inc. ("SFG"), which is a wholly owned subsidiary of Sammons Enterprises, Inc. ("SEI"). MNL
        Reinsurance Company ("MNL Re") and Solberg Reinsurance Company ("Solberg Re"), subsidiaries of Midland
        National, are captive reinsurance companies domiciled in Iowa. A third subsidiary, Midland National
        Services Corporation, LLC ("MNSC"), which was created as a wholly owned subsidiary of Midland National to hold agreed amounts for payment of credit facility fees and other amounts due under a credit facility agreement was dissolved on December 31, 2018 after the termination of the aforementioned credit facility.
        The Company is affiliated through common ownership with North American Company for Life and Health
        Insurance ("North American"), Sammons Securities, Inc. ("Sammons Securities"), Sammons Financial Network,
        LLC ("SFN"), Sammons Institutional Group, Inc. ("SIG") and Property Disposition, Inc. ("PDI").

        Basis of presentation

        The Company is domiciled in Iowa and prepares its statutory basis financial statements in accordance with accounting practices prescribed or permitted by the Iowa Insurance Division. Prescribed statutory accounting practices ("SAP") include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"), including the NAIC
        Annual Statement Instructions, and the NAIC Accounting Practices and Procedures Manual ("NAIC SAP"). The
        NAIC SAP was promulgated within a set of approved and published Statements of Statutory Accounting
        Principles ("SSAP"). Permitted practices encompass all accounting practices not so prescribed. The
        Company's capital and surplus was adequate for regulatory purposes prior to the effect of the prescribed practices described below and would not have been subject to a risk-based capital triggering event. The
        Company's financial statements reflect the following prescribed practices in 2018, 2017 and 2016:

        a.      Iowa Bulletin 07-06 - In 2006 the Commissioner of Insurance of the State of Iowa issued Bulletin
                07-06 that allows a prescribed practice for Iowa domiciled companies. This prescribed practice instructs insurance companies to use other than market value for assets held in separate accounts where general account guarantees are present on such separate accounts. Based on this prescribed practice the Company adopted Bulletin 07-06 in 2006 and presents the assets on its Bank-Owned Life
                Insurance ("BOLI") Separate Account at book value. The impact of applying this prescribed practice had no impact on 2018 statutory net income; however, Capital and Surplus as of December 31, 2018 is decreased by $54,923 as a result of this prescribed practice. The impact of applying this prescribed practice had no impact on 2017 statutory net income; however, Capital and Surplus as of
                December 31, 2017 is decreased by $118,294 as a result of this prescribed practice. The impact of applying this prescribed practice had no impact on the 2016 statutory net income; however, Capital and Surplus as of December 31, 2016 was decreased by $52,662 as a result of this prescribed practice.

        b.      Iowa Administrative Code 191 - Chapter 97, "Accounting for Certain Derivative Instruments Used to
                Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed
                Insurance Products Reserve" ("IAC 191-97"). This prescribed practice allows insurance companies domiciled in Iowa to account for eligible derivative assets at amortized cost, if the insurance company can demonstrate it meets the criteria for an economic hedge. Eligible derivative assets include call or put options that are purchased to hedge the growth in interest credited to an indexed product as a direct result of changes in the related external index or indices, or call or put options that are written to offset all or a portion of a purchased call or put option. Other derivative instruments such as index futures, swaps and swaptions that may be used to hedge the growth in interest credited to the policy as a direct result of changes in the related indices would still be accounted for at fair value since an amortized cost for those instruments does not exist. IAC 191-97 also prescribes that insurance companies determine indexed annuity reserve calculations based on the Guideline 35 Reserve assuming the fair value of the call option(s)
                associated with the current index term is zero, regardless of the observable market for such option(s). At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. This prescribed accounting practice must be applied to both the indexed reserves and the call/put options used to hedge indexed insurance products. The impact of applying this prescribed practice increased the Company's statutory net income for the twelve months ended December 31, 2018 by $124,181 and the cumulative effect on Capital and Surplus at December 31, 2018 was an increase of $62,182. The impact of applying this prescribed practice increased the Company's statutory net income for the twelve months ended December 31, 2017 by
                $4,261 and the cumulative effect on Capital and Surplus at December 31, 2017 was a decrease of
                $61,999. The impact of applying this prescribed practice decreased the Company's statutory net income for the twelve months ended December 31, 2016 by $61,007 and the cumulative effect on
                Capital and Surplus at December 31, 2016 was a decrease of $66,260.

                Under either the NAIC basis or the IAC 191-97, the Company elects to establish a voluntary reserve to offset the timing mismatch between the derivative instruments and the hedged liabilities, if that mismatch results in an increase in surplus. Under the IAC 191-97, a timing mismatch occurs related to the emergence of earnings. The impact of equity markets is reflected in investment income from futures during the policyholder's contract years, but is not reflected in the reserve until the policy anniversary, at which time the index credit is applied to the account value. The voluntary reserve established as of December 31, 2018 is $0 as the timing mismatch between the futures and the hedged liabilities results in a $42,978 decrease to the Company's statutory net income and surplus under the prescribed practice. Under the NAIC basis, a voluntary reserve of $0 would have been established as of December 31, 2018 as the timing mismatch between the futures and hedged liabilities would have resulted in a $105,160 decrease to the Company's statutory net income and surplus. The impact of applying this prescribed practice, net of the effect of the difference between the above mentioned voluntary reserve and the voluntary reserve that would have been established without the prescribed practice resulted in an increase to the Company's statutory net income of $62,182 for the twelve months ended December 31, 2018 and increased on the Company's
                Capital and Surplus by $62,182 at December 31, 2018. The voluntary reserve established as of
                December 31, 2017 is $303,554 which offsets the portion of investment income on futures that has been determined to represent earnings that will be used to fund index credits that have not yet been applied to policy account balances. This eliminates the timing mismatch of the assets and liabilities calculated in accordance with IAC 191-97. Under the NAIC basis, a voluntary reserve of
                $365,553 would have been established as of December 31, 2017 to eliminate the timing mismatch of the assets and liabilities. The impact of applying this prescribed practice, net of the effect of the difference between the above mentioned voluntary reserve and the voluntary reserve that would have been established without the prescribed practice had no impact on the Company's statutory net income for the twelve months ended December 31, 2017 and had no impact on the Company's Capital and
                Surplus at December 31, 2017. The voluntary reserve established as of December 31, 2016 was
                $160,471 which eliminates the timing mismatch of the assets and liabilities calculated in accordance with IAC 191-97. Under the NAIC basis, a voluntary reserve of $226,730 would have been established as of December 31, 2016 to eliminate the timing mismatch of the assets and liabilities.
                The impact of applying this prescribed practice, net of the effect of the difference between the above mentioned voluntary reserve and the voluntary reserves that would have been established without the prescribed practice resulted in an increase to the Company's statutory net income of
                $1,601 for the twelve months ended December 31, 2016 and had no impact on the Company's Capital and
                Surplus at December 31, 2016.

        c.      Iowa Administrative Code 191 - Chapter 43, "Annuity Mortality Tables For Use in Determining Reserve
                Liabilities For Annuities" ("IAC 191-43") allows a prescribed practice for Iowa domiciled companies. This prescribed practice allows insurance companies domiciled in Iowa to use the Annuity
                2000 Mortality Table for determining the minimum standard of valuation for annuities issued during
                2015. SSAP 51 requires the 2012 Individual Annuity Reserving ("IAR") Mortality Table for
                determining the minimum standard of valuation for annuities issued on or after January 1, 2015. The impact of applying this prescribed practice increased the Company's statutory net income for the twelve months ended December 31, 2018 by $11,911 and the cumulative effect on Capital and Surplus at December 31, 2018 was an increase of $52,335. The impact of applying this prescribed practice decreased the Company's statutory net income for the twelve months ended December 31, 2017 by
                $2,488 and the cumulative effect on Capital and Surplus at December 31, 2017 was an increase of
                $40,424. The impact of applying this prescribed practice increased the Company's statutory net income for the twelve months ended December 31, 2016 by $14,213 and the cumulative effect on the
                Company's Capital and Surplus at December 31, 2016 was an increase of $42,912

        The following table compares the Company's statutory income and capital and surplus according to the NAIC practices to those prescribed by the State of Iowa:

                                                                                           For the years ended December 31,
                                                                                       2018              2017              2016
                                                                                  ----------------  ----------------  ----------------
Net Income:
(1) Midland National state basis                                                        $ 401,605         $ 545,794         $ 546,417
(2) State prescribed practice that increase(decrease) NAIC SAP:
   (a)  Economic hedge of call option derivative assets (IAC 191-97)                      124,181             4,261           (61,007)
   (b)  Deferral of 2012 annuity mortality table (IAC 191-43)                              11,911            (2,488)           14,213
                                                                                  ----------------  ----------------  ----------------
(3) NAIC SAP (1-2=3)                                                                    $ 265,513         $ 544,021         $ 593,211
                                                                                  ================  ================  ================

Surplus:
(4) Midland National state basis                                                      $ 3,571,208       $ 3,414,062       $ 3,099,124
(5) State prescribed practices that increase(decrease) NAIC SAP:
   (a)  Book value of BOLI separate account assets (Bulletin 07-06)                       (54,923)         (118,294)          (52,662)
   (b)  Economic hedge of call option derivative assets (IAC 191-97)                       62,182           (61,999)          (66,260)
   (c)  Deferral of 2012 annuity mortality table (IAC 191-43)                              52,335            40,424            42,912
                                                                                  ----------------  ----------------  ----------------
(6) NAIC SAP (4-5=6)                                                                  $ 3,511,614       $ 3,553,931       $ 3,175,134
                                                                                  ================  ================  ================

        The Company has coinsurance agreements with MNL Re and Solberg Re, which are affiliated limited purpose subsidiary life insurance companies. The Company recognizes reserve credits under these agreements. The reserve credits at MNL Re and Solberg Re are supported by contingent note guarantees ("LLC Notes"). The LLC
        Notes held by MNL Re and Solberg Re, function in a manner similar to a standby letter of credit and which the Company is a beneficiary, are admitted assets under Iowa prescribed practice and the surplus generated by the prescribed practice has been retained in the carrying value of MNL Re and Solberg Re. Under NAIC
        Accounting principles, the LLC Notes would be non-admitted assets.

        The impact of applying this prescribed practice did not impact the Company's statutory net income for the twelve months ended December 31, 2018 but the cumulative effect on the Company's Capital and Surplus at
        December 31, 2018 was an increase of $1,700,984. The impact of applying this prescribed practice had no impact on the Company's statutory net income for the twelve months ended December 31, 2017, but the cumulative effect on the Company's Capital and Surplus at December 31, 2017 was an increase of $1,672,022.
        The impact of applying this prescribed practice had no impact on the Company's statutory net income for the twelve months ended December 31, 2016, but the cumulative effect on the Company's Capital and Surplus at
        December 31, 2016 was an increase of $1,537,145.

        If the Company had not used this prescribed practice, the result would not have triggered a regulatory event at the Company.

        The Company's investment in MNL Re and Solberg Re at December 31, 2018 was $76,419 and $116,620,
        respectively. If the Company had not used this prescribed practice, the Company's investment in MNL Re and
        Solberg Re at December 31, 2018, respectively, would have been negative $1,012,579 and negative $495,365.

        SAP differs in some respects from accounting principles generally accepted in the United States ("GAAP").
        The more significant of these differences are as follows:

        o       Acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies;

        o       Policy reserves on traditional life products are based on statutory mortality and interest rates which may differ from reserves based on expected mortality, interest and withdrawals which include a provision for possible unfavorable deviation from such assumptions;

        o       Policy reserves on universal life and investment products are based on discounting methodologies utilizing statutory interest rates rather than interest rates used to calculate full account values. In addition, SAP requires additional reserves according to actuarial guidelines that are not required by GAAP;

        o       Changes in deferred tax assets ("DTAs") are recorded directly to surplus as opposed to being an item of income tax benefit or expenses for GAAP. Admittance testing may result in a charge to surplus for non-admitted portions of DTAs;

        o       An Interest Maintenance Reserve ("IMR") liability is prescribed by the NAIC that reflects the net accumulated unamortized realized capital gains and losses, net of tax, attributable to changes in market interest rates. Such gains and losses are deferred into the reserve when incurred, rather than recognized as gains or losses in the statement of operations, then amortized back into operations over the expected remaining period to maturity of the investment that was sold. When cumulative capital losses exceed capital gains, a negative IMR liability occurs which is not admitted and is charged directly to unassigned surplus. There were no disallowed IMR liabilities recorded in 2018 and 2017;

        o       An Asset Valuation Reserve ("AVR") liability has been recorded in accordance with the formula prescribed by the NAIC which represents a provision for future impairments of bonds, equity securities, mortgage loans, real estate and other invested assets including temporary declines in the estimated realizable value of such investments. Changes in the AVR reserve are charged directly to unassigned surplus;

        o       Under SAP, certain assets designated as "non-admitted assets" are excluded from the statements of admitted assets, liabilities and capital and surplus and are charged directly to statutory unassigned surplus as follows:

                                                   [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                                            2018                2017         Changes in 2018
                                                        ----------------  -----------------  ---------------
          Policy loans                                          $ 1,098            $ 1,193            $ (95)
          Other invested assets                                     499                497                2
          Agents' balances                                        9,739              8,810              929
          Amounts recoverable from reinsurers                     5,119                785            4,334
          Net deferred tax asset                                 82,566                  -           82,566
          Electronic data processing equipment                   46,273             41,549            4,724
          Furniture and Equipment                                   840              1,095             (255)
          Other assets                                            7,944             13,379           (5,435)
                                                        ----------------  -----------------  ---------------
               Total nonadmitted assets                       $ 154,078           $ 67,308         $ 86,770
                                                        ================  =================  ===============

        Under GAAP, such assets would be recorded at their net realizable or book value;

        o       For universal life and investment products, revenues consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; benefits consist of amounts incurred rather than the excess of the benefits incurred over the policy account value released;

        o       Available-for-sale and trading bonds and preferred stock rated by the NAIC as 5 or higher are reported at amortized cost rather than at fair value. Changes in fair value are presented as a component of other comprehensive income for available-for-sale securities and as a component of net income for trading securities under GAAP;

        o       Common stock of subsidiaries is recorded based on the underlying audited statutory equity of the respective entity's financial statements. GAAP requires consolidation of subsidiaries;

        o       The assets and liabilities for reinsurance transactions are generally recorded on a net basis versus a gross basis for GAAP;

        o       In accordance with IAC 191-97, option derivative instruments that hedge the growth in interest credited to the hedged policy as a direct result of changes in the related indices are carried on the statutory statements of admitted assets, liabilities and capital and surplus at amortized cost and any amortization or proceeds from terminated or expired options is reported in income. Other derivative instruments, such as index futures that are used to hedge the growth in interest credited to the hedged policy as a direct result of changes in the related indices, are carried at fair value since an amortized cost for these instruments does not exist and the change in fair values is reported as income. Other derivative instruments not qualifying for hedge accounting are carried at fair value with changes in the fair value being recorded directly to unassigned surplus.
                Derivative instruments not qualifying for hedge accounting are carried on the GAAP balance sheet at fair value, with changes in fair value recognized through income. Under GAAP, indexed life and annuity liabilities and funds withheld coinsurance treaties include embedded derivatives and the change in fair value of the embedded derivative is recognized through income;

        o       Under SAP, the statements of cash flow reconcile to changes in cash, cash equivalents and short-term investments with original maturities of one year or less. Under GAAP, the statements of cash flow reconcile to changes in cash;

        o       Recognition of the changes in equity from limited partnership investments is recorded directly to surplus under SAP reporting purposes; whereas for GAAP reporting, the equity method reports the change in the equity value through earnings as a component of net investment income;

        o       The Company, in accordance with GAAP, performs an analysis related to variable interest entities
                ("VIE") on all entities with which it has a financial interest to determine if financial results require consolidation as a primary beneficiary of the VIE. SAP reporting requirements do not require such an analysis;

        o       Surplus notes issued by the Company are included in capital and surplus under SAP whereas GAAP reporting includes surplus notes in debt.

        o       Under SAP, prepayment penalties or acceleration fees received on investments called before their maturity are reported as net investment income rather than realized capital gains/(losses) to the extent the total consideration received on the called security exceeds the par value of the security. Under GAAP reporting there is no such requirement to bifurcate prepayment penalties or acceleration fees between net investment income and realized capital gains/(losses). As such, the
                Company includes all prepayment penalties and acceleration fees as part of realized capital gains/(losses) for GAAP reporting purposes.

        The cumulative effects of the above differences on the statutory basis financial statements are as follows:

                                          As of December 31, 2018
                          ---------------------------------------------------------
                               Assets         Capital and Surplus   Net Income
                          ------------------  -------------------------------------
GAAP basis                     $ 59,747,907        $ 4,406,141           $ 250,975
Differences                      (1,833,204)          (834,933)            150,630
                          ------------------  -----------------  ------------------
Statutory basis                $ 57,914,703        $ 3,571,208           $ 401,605
                          ==================  =================  ==================

                                          As of December 31, 2017
                          ---------------------------------------------------------
                               Assets         Capital and Surplus   Net Income
                          ------------------  -------------------------------------
GAAP basis                     $ 60,366,770        $ 5,225,250           $ 575,341
Differences                      (3,871,567)        (1,811,188)            (29,547)
                          ------------------  -----------------  ------------------
Statutory basis                $ 56,495,203        $ 3,414,062           $ 545,794
                          ==================  =================  ==================

                                          As of December 31, 2016
                          ---------------------------------------------------------
                               Assets         Capital and Surplus   Net Income
                          ------------------  -------------------------------------
GAAP basis                     $ 53,650,498        $ 4,401,638           $ 524,699
Differences                      (2,552,192)        (1,302,514)             21,718
                          ------------------  -----------------  ------------------
Statutory basis                $ 51,098,306        $ 3,099,124           $ 546,417
                          ==================  =================  ==================

        Other significant accounting policies are as follows:

        Use of estimates

        The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities and disclosure of contingent assets and liabilities at the dates of the statements of admitted assets, liabilities and capital and surplus, and the reported amounts of revenues and benefits and expenses during the reporting periods. Actual results could differ significantly from those estimates.

        The most significant areas that require the use of management's estimates relate to the determination of the fair values of financial assets and liabilities, derivatives and derivative instruments, impairments of securities, income taxes, and liabilities for future policy benefits.

        Fair value of financial assets, financial liabilities and financial instruments

        Fair value estimates are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially.
        In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non-investment type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented in
        Note 2 may not represent the underlying value to the Company.

        The Company uses the following methods and assumptions in estimating the fair value of its financial instruments:

        Investment securities

        Fair value for bonds and preferred stocks is obtained primarily from independent pricing sources, broker quotes and fair value/cash flow models. Fair value is based on quoted market prices, where available. For bonds and preferred stocks not actively traded, fair value is estimated using values obtained from independent pricing services or broker quotes. When values are not available from pricing services or broker quotes, such as private placements including corporate securities, asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities, fair value may be estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair value of unaffiliated common stocks is based on quoted market prices, where available, and for those common stocks not actively traded, fair values are obtained from independent pricing services or internal fair value/cash flow models. The fair value of the
        Company's investment in the common stock of the Federal Home Loan Bank of Des Moines ("FHLB") is equal to the book value as resale of these securities is restricted only to FHLB.

        Mortgage loans

        Fair value for mortgage loans is estimated using a duration-adjusted pricing methodology that reflects changes in market interest rates and the specific interest-rate sensitivity of each mortgage. Price changes derived from the monthly duration-adjustments are applied to the mortgage portfolio. Each modeled mortgage is assigned a spread corresponding to its risk profile. These spreads are adjusted for current market conditions. Fair value is also adjusted by internally generated illiquidity and default factors.

        Cash, cash equivalents and short-term investments

        Cash consists of deposits held by various commercial and custodial banks. Cash equivalents consists of short-term highly liquid investments, which are readily convertible to cash. Short-term investments primarily consist of money market funds, direct reverse repurchase agreements, certain interest bearing deposits held by various commercial banks, certificates of deposit and fixed income securities acquired with less than one year to maturity. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of material loss. Fair value approximates amortized cost due to the nature and short-term duration of cash, cash equivalents and short-term investments.

        Derivative instruments

        Fair value for options is based on internal financial models or counterparty quoted prices. Variation margin accounts, consisting of cash balances applicable to open futures contracts, held by counterparties are reported at the cash balances, which is equal to fair value. Fair value for interest rate swaps, interest rate floors, interest rate caps and foreign currency forwards is based on exchange prices, broker quoted prices or fair values provided by the counterparties.

        Other invested assets

        Other invested assets consist of limited partnerships, limited liability companies, residual equity interests, collateral loans, surplus notes and reverse mortgages. The carrying amounts for other invested assets other than collateral loans, surplus notes, residual equity interests and reverse mortgages, which are carried at amortized cost, represent the Company's share of each entity's underlying equity reported to the Company. There is a limited market for these other invested assets and the fair value is determined based on inputs received from the entities. Fair value of residual equity interests, surplus notes and collateral loans are obtained using the same techniques as investment securities. Fair value for reverse mortgages are obtained using the same techniques as mortgage loans.

        Company owned life insurance

        The Company is the owner and beneficiary of life insurance policies included in other invested assets in the statements of admitted assets, liabilities, and capital surplus at their cash surrender values pursuant to SSAP No. 21, paragraph 6. At December 31, 2018, the cash surrender value in an investment vehicle is
        $488,711 and is allocated into the following categories based on primary underlying investment characteristics: 51% in other invested assets (hedge funds) and 49% in cash and cash equivalents.

        Investment-type insurance contracts

        Fair value for the Company's liabilities under investment-type insurance contracts is estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued. The reported value of the Company's investment-type insurance contracts includes the fair value of indexed life and annuity embedded derivatives which are calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect credit risk and an additional provision for adverse deviation.

        Repurchase agreements, FHLB advances and collateral on derivative instruments

        The fair value of the Company's repurchase agreements is tied to the fair value of the underlying collateral securities. The fair value of FHLB advances approximates its reported value due to its short maturity. The fair value of collateral on derivative instruments approximates the carrying value due to the short-term nature of the investment. These investments primarily consist of cash and fixed income securities.

        Investments and Investment Income

        Bonds

        Bonds not backed by other loans, loan-backed bonds, collateralized mortgage obligations ("CMOs") and other structured securities are carried at amortized cost using the interest method, except for those bonds with an NAIC designation of six or those securities which have an other-than-temporary impairment, which are reported at the lower of amortized cost or fair value.

        For CMOs and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When actual prepayments differ from anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date and anticipated future payments for loan backed securities under SSAP 43R. When actual prepayments differ from anticipated prepayments for highly rated CMO's and mortgage-backed securities, the effective yield is recalculated retrospectively to reflect actual payments to date and anticipated future payments under SSAP 26R. This adjustment is included in net investment income. Included in this category are approximately $233,762 and $209,861 of mortgage-backed securities that are all or partially collateralized by sub-prime mortgages at December 31,
        2018 and 2017, respectively. A sub-prime mortgage is defined as a mortgage with one or more of the following attributes: weak credit score, high debt-to-income ratio, high loan-to-value ratio or undocumented income. At December 31, 2018 and 2017, 100% of the Company's securities with sub-prime exposure are rated as investment grade.

        Stocks

        Preferred stocks are stated at cost. Preferred stocks with an NAIC designation of four or lower are stated
        at the lower of cost or fair value.

        Investments in common stocks are stated at fair value, which is based on NAIC Securities Valuation Office
        ("SVO") prices. For common stocks without SVO prices, fair value is estimated using independent pricing services or internally developed pricing models.

        Investment in common stocks of the affiliated insurance subsidiaries are valued at audited statutory capital and surplus. The audited statutory capital and surplus of MNL Re and Solberg Re has not been reduced for prescribed practices allowed by the State of Iowa for reinsurance transactions entered into by
        MNL Re and Solberg Re with the Company and North American. Refer to Note 8 for further discussion of the reinsurance transactions and prescribed practices for MNL Re and Solberg Re. The Company's investment in
        MNSC was reported at its audited GAAP equity value prior to its dissolution. Undistributed earnings or losses of the subsidiary and unrealized appreciation or depreciation on common stocks are reflected as unrealized capital gains and losses directly in unassigned surplus.

        Mortgage loans

        Mortgage loans consist principally of commercial mortgage loans and are carried at the adjusted unpaid balances. The Company's lending policies allow for primarily first-lien mortgages that generally do not exceed 77% of the fair market value of the property allowing for sufficient excess collateral to absorb losses should the Company be required to foreclose and take possession of the collateral. The mortgage portfolio invests primarily in larger metropolitan areas across the U.S. and is diversified by type of property. Property and casualty insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings. Interest income on non-performing loans is generally recognized on a cash basis.

        Policy loans

        Policy loans are carried at the unpaid principal balance to the extent it does not exceed the cash surrender value. Amounts in excess of cash surrender value are non-admitted.

        Cash, cash equivalents and short-term investments

        Cash, cash equivalents and short-term investments are stated at cost and fixed income securities acquired with less than one year to maturity are stated at amortized cost.

        Other invested assets

        Other invested assets are comprised of limited partnerships, limited liability companies, residual equity interests, collateral loans, surplus notes and reverse mortgages. Limited partnerships and limited liability companies are valued in accordance with SSAP No. 48, Joint Ventures, Partnerships, and Limited
        Liability Companies and SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities, a
        Replacement of SSAP No. 88 that allow the Company to carry these interests based on the underlying tax or
        GAAP audited equity of the investee. Residual equity interest, surplus notes and collateral loans are carried at amortized cost under SSAP No. 43R, SSAP No. 41R and SSAP No. 21, respectively. The reverse mortgages are first liens on the related residential properties located primarily in California and
        Florida. These reverse mortgages are valued in accordance with SSAP No. 39, Reverse Mortgages that allow the Company to carry these securities at remaining principal balances. Income on reverse mortgages is recognized using effective yield based on the contractual interest rate and anticipated repayment of the mortgage.

        Other-than-temporary impairment losses

        The Company reviews its investments to determine if declines in fair value are other-than-temporary. If the fair value of a fixed income security is less than its amortized cost basis or an equity security is less than its original cost basis at the balance sheet date, the Company must assess whether the impairment is other-than-temporary.

        The Company evaluates factors in its assessment of whether a decline in value is other-than-temporary. Some of the factors evaluated include the issuer's ability to pay the amounts due according to the contractual terms of the investment, the length of time and magnitude by which the fair value is less than amortized cost, adverse conditions specifically related to the security, changes to the rating of the security by a rating agency, changes in the quality of underlying credit enhancements and changes in the fair value of the security subsequent to the balance sheet date.

        When an other-than-temporary impairment ("OTTI") has occurred, the amount of the impairment charged against earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis, the entire impairment is recognized as a charge against earnings. If the Company does not intend to sell the security and it is not more likely than not it will be required to sell the security before recovery of its amortized cost basis, the impairment is bifurcated into an interest related loss and a non-interest related loss for loan-backed and structured securities. The non-interest related loss is measured as the difference between the present value of cash flows expected to be collected from the loan-backed security and the loan-backed security's amortized cost. The amount of the non-interest related loss is recognized as a charge against earnings. The difference between the fair value of the impaired loan-backed security and the present value of cash flows expected to be collected is the interest related impairment. For stocks, non loan-backed and other than structured securities the impairment is not bifurcated and is charged against earnings.

        The Company uses a single best estimate of cash flows approach and uses the effective yield prior to the date of impairment to calculate the present value of cash flows. The Company's assumptions for residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities and collateralized debt obligations include collateral pledged, scheduled interest payments, default levels, delinquency rates and the level of nonperforming assets for the remainder of the investments' expected term. The Company's assumptions for corporate and other fixed maturity securities include scheduled interest payments and an estimated recovery value, generally based on a percentage return of the current market value.

        After other-than-temporary write-down, the new cost basis is the prior amortized cost less the non-interest related loss. The adjusted cost basis is generally not adjusted for subsequent recoveries in fair value.
        However, if the Company can reasonably estimate future cash flows after a write-down and the expected cash flows indicate some or all of the non-interest related loss will be recovered, the discount or reduced premium recorded is amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and is determined based on the current estimate of the amount and timing of future cash flows.

        For common and preferred stocks, OTTI has occurred when the Company determines that it does not have the ability or intent to hold the security until a recovery of the original cost or the Company determines that the security will not recover to original cost within a reasonable amount of time. The Company determines what constitutes a reasonable amount of time on a security by security basis by considering all available evidence including the length of time and magnitude by which the fair value of the security is less than original cost.

        Investment income

        Investment income is recorded when earned and includes interest and dividends received and accrued, amortization of purchased premium and discounts on securities, certain proceeds from derivatives and equity earnings from limited partnerships. Investment expenses are reported as a reduction in investment income.

        Net realized investment gains (losses)

        Realized capital gains and losses are determined on the basis of specific identification of the investments and are reported net of related federal income taxes and IMR.

        Net unrealized investment gains (losses)

        Unrealized capital gains and losses on bonds, preferred stocks, common stocks, derivatives that do not qualify for hedge accounting and other invested assets are reported as a component of surplus net of related income taxes.

        See Note 3 for further discussion of the Company's investments and investment income.

        Derivatives and derivative instruments

        Derivatives consist of options, futures, interest rate floors, interest rate swaps, interest rate caps and foreign currency forwards. Futures are reported at the cash balances held in counterparty variation margin accounts, which equals fair value. Options, interest rate floors, interest rate swaps, interest rate caps, and foreign currency forwards are reported at fair value, with the exception of call and put options which are carried in accordance with IAC191-97 as discussed in the prescribed practice footnote.

        The Company uses derivative instruments to manage its fixed indexed and policy obligation interest guarantees and interest rate and credit risks applicable to its investments. To mitigate these risks, the
        Company enters into interest rate swaps, interest rate floors, interest rate caps, futures contracts and equity indexed call and put options. To qualify for hedge accounting, the Company is required to formally document the hedging relationship at the inception of each derivative transaction. This documentation includes the specific derivative instrument, risk management objective, hedging strategy, identification of the hedged item, specific risk being hedged and how effectiveness will be assessed. To be considered an effective hedge, the derivative must be highly effective in offsetting the variability of the cash flows or the changes in fair value of the hedged item. Effectiveness is evaluated on a retrospective and prospective basis. The Company also uses foreign currency forwards to protect itself against currency fluctuations between trade and settlement dates on foreign financial instruments.

        The agreements between the Company and its derivatives counterparties require the posting of collateral when the fair value of the derivative instruments exceeds the cost of the instruments. Collateral posted by counterparties is reported in the statements of admitted assets, liabilities and capital and surplus as a component of cash, cash equivalents and short-term investments with a corresponding liability reported as a component of repurchase agreements, FHLB advances and collateral on derivative instruments. Collateral posted by the Company is reported in the statements of admitted assets, liabilities, and capital and surplus as a component of other invested assets.

        See Note 4 for further discussion of the Company's derivatives and derivative instruments.

        Accrued investment income

        Accrued investment income consists of amounts due on invested assets. It excludes amounts the Company does not expect to receive or is 90 days past due.

        Future policy benefits and policy and contract claims

        Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that are intended to provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Iowa Insurance Division.

        The liability for future policy benefits provides amounts adequate to discharge estimated future obligations on policies in force. Reserves for life policies are computed principally by the Net Level
        Reserve Method and the Commissioners' Reserve Valuation Method using interest rates ranging from 2.25% to
        6.00% and mortality assumptions (primarily Commissioners' Standard Ordinary mortality tables 1941, 1958,
        1980 and 2001) as prescribed by regulatory authorities.

        The NAIC adopted revisions to Actuarial Guideline XXXVIII ("AG38"), effective December 31, 2012. AG38 8D applies to policies issued July 1, 2005 to December 31, 2012 containing secondary guarantees with multiple sets of charges. AG38 8D requires that for this business a company needs to calculate the reserve as it had as of December 31, 2011 ("2011 method"), as well as calculate the deterministic reserve as prescribed under the Valuation Manual ("VM method") adopted by the NAIC on August 17, 2012, with prescribed changes to have projected asset yields and discount rates, and hold the greater of the two. The Company has calculated it's gross and net of reinsurance reserves under both methods described above and holds the greater of the two reserves calculated on both a gross and net basis. The 2018 impact of performing the VM method calculations resulted in a gross reserve increase of $413,301 and a net reserve increase of $83,758 over what would have been calculated if only using the 2011 method. The 2017 impact of performing the VM method calculations resulted in a gross reserve increase of $422,184 and a net reserve increase of $85,907 over what would have been calculated if only using the 2011 method.

        Reserves for deferred annuities are computed on the basis of interest rates ranging from 2.50% to 8.75% and the reserves for immediate annuities range from 3.50% to 11.25%.

        The liability for policy and contract claims includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are based on estimates and are subject to future changes in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.

        Reinsurance

        For annuity coinsurance and life insurance mortality reinsurance arrangements, reinsurance premiums, claims and claim adjustment expenses are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains contingently liable for the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk. The Company generally reinsures with companies rated "A" or better by A.M. Best. The Company monitors these ratings on an on-going basis as a reinsurer may be downgraded after an agreement has been entered.

        The Company has coinsurance agreements with MNL Re and Solberg Re. Reinsurance premiums, claims and expenses and reserves under those agreements are accounted for in accordance with the terms of the reinsurance contracts.

        Premiums and related costs

        Premiums are recognized as revenue over the premium-paying period. Annuity considerations are recognized as revenue when received. Commissions and other costs applicable to the acquisition of policies are charged to operations as incurred.

        Repurchase agreements

        As part of its investment strategy, the Company enters into repurchase agreements to increase the Company's investment return. The Company accounts for these transactions as secured borrowings, where the amount borrowed is tied to the fair value of the underlying collateral securities. Repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. These agreements are a bilateral trade agreement.

        A majority of the Company's repurchase agreement arrangements are for contractual terms of greater than one year. As a result, the par value and fair value of the securities sold under agreement to repurchase can change during the term of the repurchase agreement due to amortization, pay downs and changes in fair values. In situations where the underlying collateral subject to repurchase has a fair value greater or less than the contractual requirements under the repurchase agreement, the Company or counterparties are required to post additional collateral. Generally, the amount advanced by the counterparty cannot be less than 95% of the fair value of the underlying collateral sold under the agreement to repurchase.

       Income taxes

        Under SSAP No. 101, income taxes incurred are charged or credited to net income based upon amounts estimated to be payable or recoverable for the current year. The Company recognizes deferred income tax assets and liabilities for the expected future tax effects attributable to temporary differences between financial statement and tax return bases of assets and liabilities, based on enacted rates and other provisions of the tax laws. All changes in deferred tax assets and liabilities are reported directly in surplus, including the effect of a change in tax laws or rates in the period in which such change is enacted. Deferred tax assets are reduced by a valuation allowance if it is more likely than not that all or some portion of the deferred tax assets will not be realized. The Company files a consolidated federal income tax return with its subsidiaries, MNL Re and Solberg Re.

        If applicable, the Company's liability for income taxes would include a liability for uncertain tax positions, interest and penalties which relate to tax years still subject to review by the IRS or other taxing jurisdictions.

        See Note 13 for the Company's SSAP No. 101 calculation.

        Variable life and annuity products

        A portion of the separate accounts held by the Company are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally separated and are not subject to the claims that may arise out of any other business of the Company. The Company reports these separate account assets at fair value; the underlying investment risks are assumed by the policyholders. The fair value of the variable separate accounts assets are based on market quoted net asset values of the underlying mutual funds. The Company records the related liabilities at amounts equal to the fair value of the underlying assets. The Company reflects these assets and liabilities in the separate account assets and liabilities lines in the statements of admitted assets, liabilities and capital and surplus. The Company records the fees earned for administrative and contract holder services performed for the separate accounts in other income of the statements of operations.

        Bank owned life insurance products

        Another portion of the separate accounts held by the Company relates to individual bank owned life insurance policies that are non-indexed with fixed guarantees. These amounts are subject to limited discretionary withdrawal at book value without a market value adjustment. The assets in this separate account are carried at book value in accordance with the prescribed practice promulgated by the State of
        Iowa. The Company assumes the underlying risk for the performance of the assets in this separate account.
        The Company reflects these assets and liabilities in the separate account assets and liabilities lines in the statements of admitted assets, liabilities and capital and surplus.

2.      FAIR VALUE OF FINANCIAL INSTRUMENTS

        The carrying value and estimated fair value of the Company's financial instruments are as follows:

                                                                                                             December 31, 2018
                                                      ----------------------------------------------------------------------------------------------------------------------------
Type of Financial Instrument                              Estimated           Carrying        (Level 1)         (Level 2)         (Level 3)          Net Asset     Not Practicable
                                                          Fair Value           Value                                                                Value (NAV)    (Carrying Value)
                                                      ----------------------------------------------------- ------------------ ----------------  ---------------------------------

Financial assets:
      Bonds                                               $ 43,950,754       $ 43,410,083              $ -       $ 39,316,151      $ 4,634,603               $ -              $ -
      Preferred stocks                                         265,117            263,454                -            227,596           37,521                 -                -
      Common stocks - other                                    184,384            184,384           71,176            105,302            7,906                 -                -
      Mortgage loans                                         4,496,768          4,523,275                -          4,496,768                -                 -                -
      Cash, cash equivalents and short-term investments        673,346            673,346          305,936            367,410                -                 -                -
      Derivative instruments                                   202,488            297,198           14,503            187,985                -                 -                -
      Other invested assets                                  1,004,542            926,409                -            583,132          421,410                 -           39,025
      Separate accounts                                      4,799,112          4,729,579        1,948,217          2,691,120          159,775                 -                -

Financial liabilities:
      Liabilities for deposit-type contracts                 $ 563,019          $ 550,492              $ -                $ -        $ 563,019               $ -              $ -
      Repurchase agreements, FHLB advances
        and collateral on derivative instruments             6,256,991          6,256,991           49,158          6,207,833                -                 -                -
      Derivative instruments                                    38,059             75,646                -             38,059                -                 -                -

                                                                                                             December 31, 2017
                                                      ----------------------------------------------------------------------------------------------------------------------------
Type of Financial Instrument                              Estimated           Carrying        (Level 1)         (Level 2)         (Level 3)          Net Asset     Not Practicable
                                                          Fair Value           Value                                                                Value (NAV)    (Carrying Value)
                                                      ----------------------------------------------------- ------------------ ----------------  ---------------------------------

Financial assets:
      Bonds                                               $ 44,153,792       $ 42,173,430              $ -       $ 40,424,744      $ 3,729,048               $ -              $ -
      Preferred stocks                                         281,666            260,683                -            274,844            6,822                 -                -
      Common stocks - other                                    184,573            184,573           80,865             99,147            4,561                 -                -
      Mortgage loans                                         4,371,780          4,407,172                -          4,371,780                -                 -                -
      Cash, cash equivalents and short-term investments        756,984            756,984          584,142            172,842                -                 -                -
      Derivative instruments                                   859,527            368,266          155,093            704,434                -                 -                -
      Other invested assets                                  1,069,494            954,340                -            614,999          454,495                 -           40,007
      Separate accounts                                      4,808,395          4,658,582        1,984,047          2,737,360           86,988                 -                -

Financial liabilities:
      Liabilities for deposit-type contracts                 $ 582,874          $ 568,380              $ -                $ -        $ 582,874               $ -              $ -
      Repurchase agreements, FHLB advances
        and collateral on derivative instruments             6,429,868          6,429,868          371,160          6,058,708                -                 -                -
      Derivative instruments                                   148,926             37,928                -            148,926                -                 -                -

        Other invested assets does not include investments accounted for under the equity method.

        Included in various investment related line items in the Statements of Admitted Assets, Liabilities and
        Capital and Surplus are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stocks when carried at the lower of cost or fair value.

        Fair value measurements

        Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value guidance also establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument. Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

        The Company determines the fair value of its investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments, market activity may be minimal or nonexistent and management's determination of fair value is then based on the best information available in the circumstances and may incorporate management's own assumptions, which involves a significant degree of judgment.

        Investments for which market prices are not observable are generally private investments, securities valued using non-binding broker quotes, or securities with very little trading activity. Fair values of private investments are determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. If these are not available, a discounted cash flow analysis using interest spreads adjusted for the maturity/average life differences may be used. Spread adjustments are intended to reflect an illiquidity premium and take into account a variety of factors including but not limited to senior unsecured versus secured, par amount outstanding, number of holders, maturity, average life, composition of lending group, debt rating, credit default spreads, default rates and credit spreads applicable to the security sector. These valuation methodologies involve a significant degree of judgment.

        Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories:

        Level 1 - Quoted prices are available in active markets that the Company has the ability to access for identical financial instruments as of the reporting date. The types of financial instruments included in
        Level 1 are listed equities, mutual funds, money market funds, non-interest bearing cash, exchange traded futures and separate account assets. As required by the fair value measurements guidance, the Company does not adjust the quoted price for these financial instruments, even in situations where it holds a large position and a sale could reasonably impact the quoted price.

        Level 2 - Fair values are based on quoted prices for similar assets or liabilities in active and inactive markets. Inactive markets involve few transactions for similar assets or liabilities and the prices are not current or price quotations vary substantially over time or among market makers, which would include some broker quotes. Level 2 inputs also include corroborated market data such as interest rate spreads, yield curves, volatilities, prepayment speeds, credit risks and default rates. Financial instruments that are generally included in this category include corporate bonds, asset-backed securities, CMOs, short-term investments, less liquid and restricted equity securities and over-the-counter derivatives.

        Level 3 - Pricing inputs are unobservable for the financial instrument and include situations where there is little, if any, market activity for the financial instrument. These inputs may reflect the Company's estimates of the assumptions that market participants would use in valuing the financial instruments.
        Financial instruments that are included in this category generally include private corporate securities and collateralized debt obligations.

        In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which the Company obtains the information. Transfers in or out of any level are measured as of the beginning of the period.

        The Company relies on third party pricing services and independent broker quotes to value bonds and equity securities. The third party pricing services use discounted cash flow models or the market approach to value the securities when the securities are not traded on an exchange. The following characteristics are considered in the valuation process: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark and comparable securities, estimated cash flows and prepayment speeds.

        The Company performs both quantitative and qualitative analysis of the prices. The review includes initial and ongoing review of the third party pricing methodologies, back testing of recent trades, and review of pricing trends and statistics.

        The following tables summarize the valuation of the Company's financial instruments carried at fair value as presented in the statements of admitted assets, liabilities and capital and surplus, by the fair value hierarchy levels defined in the fair value measurements guidance. Methods and assumptions used to determine the fair values are described in Note 1.

                                                                                    December 31, 2018
                                             --------------------------------------------------------------------------------------------
                                               Quoted Prices
                                                 in Active         Significant
                                                Markets for           Other          Significant
                                                 Identical          Observable       Unobservable        Net Asset
                                                Instruments           Inputs            Inputs             Value
                                                 (Level 1)          (Level 2)         (Level 3)            (NAV)              Total
                                             -------------------  ---------------  -----------------  -----------------  ----------------

Financial assets (carried at fair value):
Common stocks - other                                  $ 71,176        $ 105,302            $ 7,906                $ -         $ 184,384
Derivative instruments                                        -            3,290                  -                  -             3,290
Separate account assets (a)                           1,904,670                -                  -                  -         1,904,670

Financial liabilities (carried at fair value):
Derivative instruments                                      $ -            $ 768                $ -                $ -             $ 768

                                                                                  December 31, 2017
                                             --------------------------------------------------------------------------------------------
                                               Quoted Prices
                                                 in Active         Significant
                                                Markets for           Other          Significant
                                                 Identical          Observable       Unobservable        Net Asset
                                                Instruments           Inputs            Inputs             Value
                                                 (Level 1)          (Level 2)         (Level 3)            (NAV)              Total
                                             -------------------  ---------------  -----------------  -----------------  ----------------

Financial assets (carried at fair value):
Bonds                                                       $ -              $ -            $ 2,755                $ -           $ 2,755
Common stocks - other                                    80,865           99,147              4,561                  -           184,573
Derivative instruments                                        -           19,307                  -                  -            19,307
Separate account assets (a)                           1,925,879                -                  -                  -         1,925,879

Financial liabilities (carried at fair value):
Derivative instruments                                      $ -            $ 766                $ -                $ -             $ 766

(a)     Fair values and changes in fair values of separate account assets generally accrue directly to policyholders and are not included in the Company's revenues, benefits, expenses or surplus. The amounts shown in the previous tables include only the assets for the variable life insurance and variable annuity separate accounts; the amounts exclude the assets for the bank owned life insurance separate accounts.

        Included in bonds and preferred stocks are those that have been impaired at the reporting date or NAIC 6 and are carried at fair value. SVO valuations are used for some bonds and preferred stocks when available.
        SVO valuations are based upon publicly available prices for identical or similar assets or on valuation models or matrices using observable inputs. Bonds and preferred stocks not valued using SVO valuations are those that have been impaired but not designated as in default by the SVO. Fair values for such securities may be determined utilizing unobservable inputs.

        The changes in financial instruments measured at fair value, excluding accrued interest income, for which
        Level 3 inputs were used to determine fair value are as follows:

                                                                                                                   December 31, 2018
                                                     -------------------------------------------------------------------------------------------------------------------------------------
                                                        Beginning       Transfers       Transfers        Total gains        Total gains      Purchases        Sales           Ending
                                                         Balance           into          out of          and (losses)       and (losses)                                      Balance
                                                                         Level 3         Level 3         included in         in Surplus
                                                                                                          Net Income
                                                     ----------------------------------------------------------------------------------------------------- -------------  ----------------
Financial assets (carried at fair value):
Bonds                                                       $ 2,755            $ -        $ (2,755)                 $ -              $ -              $ -           $ -               $ -
Common stocks - other                                         4,561              -               -                   15             (878)           4,208             -             7,906
                                                     ---------------  -------------  --------------  -------------------  ---------------  --------------- -------------  ----------------
Total assets                                                $ 7,316            $ -        $ (2,755)                $ 15           $ (878)         $ 4,208           $ -           $ 7,906
                                                     ===============  =============  ==============  ===================  ===============  =============== =============  ================

                                                                                                                   December 31, 2017
                                                     -------------------------------------------------------------------------------------------------------------------------------------
                                                        Beginning       Transfers       Transfers        Total gains        Total gains      Purchases        Sales           Ending
                                                         Balance           into          out of          and (losses)       and (losses)                                      Balance
                                                                         Level 3         Level 3         included in         in Surplus
                                                                                                          Net Income
                                                     ----------------------------------------------------------------------------------------------------- -------------  ----------------
Financial assets (carried at fair value):
Bonds                                                       $ 4,459            $ -             $ -                  $ -         $ (1,704)             $ -           $ -           $ 2,755
Common stocks - other                                         2,971              -               -                 (278)             852            2,760        (1,744)            4,561
                                                     ---------------  -------------  --------------  -------------------  ---------------  --------------- -------------  ----------------
Total assets                                                $ 7,430            $ -             $ -               $ (278)          $ (852)         $ 2,760      $ (1,744)          $ 7,316
                                                     ===============  =============  ==============  ===================  ===============  =============== =============  ================

3.        INVESTMENTS AND INVESTMENT INCOME

        Bond and stock investments

        The admitted value,  gross unrealized  gains,  gross unrealized  losses and estimated fair value of investments in bonds and preferred stocks are as follows:

                                                                               December 31, 2018
                                                  -----------------------------------------------------------------------
                                                                           Gross            Gross
                                                      Admitted          Unrealized       Unrealized        Estimated
                                                        Value              Gains           Losses          Fair Value
                                                  ------------------  ----------------  --------------  -----------------
Bonds
U.S. governments                                        $ 4,216,674         $ 114,012        $ 50,853        $ 4,279,833
All other government                                        173,340             5,557             209            178,688
U.S. special revenue & special assessment
obligations, non-guaranteed                              10,695,641           633,828         123,670         11,205,799
Industrial and miscellaneous                             27,552,407           552,564         591,626         27,513,345
Bank loans                                                  361,532             2,447           2,889            361,090
Parent, subsidiaries and affiliates                         410,489             8,784           7,274            411,999
                                                  ------------------  ----------------  --------------  -----------------
Total bonds                                            $ 43,410,083       $ 1,317,192       $ 776,521       $ 43,950,754
                                                  ==================  ================  ==============  =================

Preferred stocks                                          $ 263,454           $ 9,902         $ 8,239          $ 265,117
                                                  ==================  ================  ==============  =================

                                                                            December 31, 2017
                                                  -----------------------------------------------------------------------
                                                                           Gross            Gross
                                                      Admitted          Unrealized       Unrealized        Estimated
                                                        Value              Gains           Losses          Fair Value
                                                  ------------------  ----------------  --------------  -----------------
Bonds
U.S. governments                                        $ 4,074,776         $ 156,148        $ 24,296        $ 4,206,628
All other government                                        164,732            11,384               -            176,116
U.S. special revenue & special assessment
obligations, non-guaranteed                               9,182,676           791,095          37,051          9,936,720
Industrial and miscellaneous                             27,755,562         1,197,907         123,456         28,830,013
Bank loans                                                  451,782             3,612           3,082            452,312
Parent, subsidiaries and affiliates                         543,901             9,849           1,747            552,003
                                                  ------------------  ----------------  --------------  -----------------
Total bonds                                            $ 42,173,429       $ 2,169,995       $ 189,632       $ 44,153,792
                                                  ==================  ================  ==============  =================

Preferred stocks                                          $ 260,683          $ 21,808           $ 825          $ 281,666
                                                  ==================  ================  ==============  =================

        The cost and admitted value of common stocks - subsidiaries and common stocks - other are as follows:

                                                      December 31, 2018
                               ------------------------------------------------------------------
                                                     Gross            Gross
                                                   Unrealized      Unrealized        Admitted
                                    Cost             Gains           Losses           Value
                               ----------------  ---------------  --------------  ---------------

Subsidiaries                           $ 5,000        $ 188,040             $ -        $ 193,040
Other                                  183,860            1,830           1,306          184,384
                               ----------------  ---------------  --------------  ---------------
Total                                $ 188,860        $ 189,870         $ 1,306        $ 377,424
                               ================  ===============  ==============  ===============

                                                       December 31, 2017
                               ------------------------------------------------------------------
                                                     Gross            Gross
                                                   Unrealized      Unrealized        Admitted
                                    Cost             Gains           Losses           Value
                               ----------------  ---------------  --------------  ---------------

Subsidiaries                          $ 93,792        $ 227,057        $ 37,772        $ 283,077
Other                                  182,822            1,776              25          184,573
                               ----------------  ---------------  --------------  ---------------
Total                                $ 276,614        $ 228,833        $ 37,797        $ 467,650
                               ================  ===============  ==============  ===============

        The admitted value and estimated fair value of investments in bonds, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties:

                                                                   2018
                                                   -------------------------------------
                                                       Admitted           Estimated
                                                         Value            Fair Value
                                                   ------------------  -----------------

Due in one year or less                                    $ 622,710          $ 632,263
Due after one year through five years                      3,642,631          3,695,859
Due after five years through ten years                     6,129,973          6,258,970
Due after ten years                                       14,763,497         15,061,955
Securities not due at a single maturity date
(primarily mortgage-backed securities)                    18,251,272         18,301,707
                                                   ------------------  -----------------
Total bonds                                             $ 43,410,083       $ 43,950,754
                                                   ==================  =================

        Gross unrealized losses

        The Company's gross unrealized losses and estimated fair value on its bonds and preferred stocks, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are as follows:

                                                                                      December 31, 2018
                                          -------------------------------------------------------------------------------------------------------
                                                Less than 12 Months                 12 Months or More                        Total
                                          ---------------------------------  ---------------------------------  ---------------------------------
                                                                 Gross                             Gross                               Gross
                                                Fair          Unrealized          Fair           Unrealized           Fair          Unrealized
                                               Value            Losses            Value            Losses            Value            Losses
                                          -----------------  --------------  ----------------  ---------------  -----------------  --------------
Bonds
U.S. government                                  $ 981,576        $ 27,826         $ 602,356         $ 23,027        $ 1,583,932        $ 50,853
All other governments                               10,112             209                 -                -             10,112             209
U.S. special revenue & special
assessment obligations,
non-guaranteed                                   1,945,426          54,225         1,119,423           69,445          3,064,849         123,670
Industrial and miscellaneous                    10,781,780         355,627         4,106,216          235,999         14,887,996         591,626
Bank loans                                         203,128           2,605            11,427              284            214,555           2,889
Parent, subsidiaries and affiliates                183,380           5,825            87,316            1,449            270,696           7,274
                                          -----------------  --------------  ----------------  ---------------  -----------------  --------------
Total bonds                                     14,105,402         446,317         5,926,738          330,204         20,032,140         776,521
                                          -----------------  --------------  ----------------  ---------------  -----------------  --------------

Preferred stocks                                    95,224           4,215            22,114            4,024            117,338           8,239
                                          -----------------  --------------  ----------------  ---------------  -----------------  --------------

Total bonds and preferred stocks              $ 14,200,626       $ 450,532       $ 5,948,852        $ 334,228       $ 20,149,478       $ 784,760
                                          =================  ==============  ================  ===============  =================  ==============

                                                                                       December 31, 2017
                                          -------------------------------------------------------------------------------------------------------
                                                Less than 12 Months                 12 Months or More                        Total
                                          ---------------------------------  ---------------------------------  ---------------------------------
                                                                 Gross                             Gross                               Gross
                                                Fair          Unrealized          Fair           Unrealized           Fair          Unrealized
                                               Value            Losses            Value            Losses            Value            Losses
                                          -----------------  --------------  ----------------  ---------------  -----------------  --------------
Bonds
U.S. government                                $ 1,110,853        $ 11,921         $ 514,292         $ 12,375        $ 1,625,145        $ 24,296
U.S. special revenue & special
assessment obligations,
non-guaranteed                                   1,235,626           8,201           869,174           28,850          2,104,800          37,051
Industrial and miscellaneous                     2,495,828          24,005         3,771,320           99,451          6,267,148         123,456
Bank loans                                          87,925           1,531            20,501            1,551            108,426           3,082
Parent, subsidiaries and affiliates                116,415           1,150            53,177              597            169,592           1,747
                                          -----------------  --------------  ----------------  ---------------  -----------------  --------------
Total bonds                                      5,046,647          46,808         5,228,464          142,824         10,275,111         189,632
                                          -----------------  --------------  ----------------  ---------------  -----------------  --------------

Preferred stocks                                     6,828             104            18,485              721             25,313             825
                                          -----------------  --------------  ----------------  ---------------  -----------------  --------------

Total bonds and preferred stocks               $ 5,053,475        $ 46,912       $ 5,246,949        $ 143,545       $ 10,300,424       $ 190,457
                                          =================  ==============  ================  ===============  =================  ==============

        At December 31, 2018, the Company held 9,862 positions in bonds and preferred stocks. The table above includes 2,015 securities of 1,266 issuers as of December 31, 2018. As of December 31, 2018, 94% of the
        unrealized losses on bonds were securities rated investment grade. Investment grade securities are defined as those securities rated 1 or 2 by the SVO. Preferred stocks in the above table consist primarily of non-redeemable preferred stocks. At December 31, 2018, bonds and preferred stocks in an unrealized loss position had fair value equal to 96% of amortized cost. The following summarizes the unrealized losses by investment category as of December 31, 2018.

        U.S. government

        The unrealized losses on U.S. government represent 6% of total unrealized losses at December 31, 2018. The total unrealized losses in this category have increased at December 31, 2018 compared to December 31, 2017.
        The unrealized losses are applicable to securities with yields lower than the market yield available on similar securities at December 31, 2018. The previous table indicates 55% of the unrealized losses have been in an unrealized loss position for twelve months or less. Interest rates increased during 2018 causing decreases in the fair value of U.S. government and agencies bonds held compared to 2017. The Company does not intend to sell and has the intent and ability to retain the investment until recovery of each security's amortized cost; therefore, the securities in these categories are not considered to be other-than-temporarily impaired at December 31, 2018.

        All other governments

        The unrealized losses all other governments, represent less than 1% of unrealized losses at December 31,
        2018. The table indicates all of the unrealized losses have been in an unrealized loss position for less than twelve months.

        U.S. special revenue and special assessment obligations, non-guaranteed

        The unrealized losses on U.S. special revenue and special assessment obligations, non-guaranteed, represent
        16% of total unrealized losses at December 31, 2018. The total unrealized losses in this category have increased at December 31, 2018 compared to December 31, 2017. The unrealized losses are applicable to securities with yields lower than the market yield available on similar securities at December 31, 2018.
        The table indicates 44% of the unrealized losses have been in an unrealized loss position for twelve months or less. Yields increased during 2018 causing decreases in the fair values of investments of this category compared to 2017. The Company does not intend to sell and has the intent and ability to retain the investment until recovery of each security's amortized cost; therefore the securities in these categories are not considered to be other-than-temporarily impaired at December 31, 2018.

        Industrial and miscellaneous

        The unrealized losses on industrial and miscellaneous, represent 76% of unrealized losses at December 31,
        2018 and are primarily in corporate bonds, private asset backed securities and collateralized debt obligations backed by various consumer and commercial finance loans. The unrealized losses in this category have increased at December 31, 2018 compared to December 31, 2017. The table indicates 61% of the unrealized losses have been in an unrealized loss position for twelve months or less. Yields increased during 2018 causing decreases in the fair values of bonds in this category compared to 2017. The Company reviews its security positions with unrealized losses on an on-going basis and recognizes OTTI if evidence indicates a loss will be incurred. In all other cases, if the Company does not intend to sell these securities prior to recovery and has the intent and ability to retain the investment until recovery of each security's amortized cost, the security is not considered to be other-than-temporarily impaired.

        Bank loans

        The unrealized losses on bank loans, represent less than 1% of unrealized losses at December 31, 2018. The unrealized losses in this category have decreased slightly at December 31, 2018 compared to December 31,
        2017. The table indicates 90% of the unrealized losses have been in an unrealized loss position for less than twelve months.

        Parent, subsidiaries and affiliates

        The unrealized losses on parent, subsidiaries and affiliates, represent 1% of unrealized losses at December
        31, 2018. The unrealized losses in this category have increased at December 31, 2018 compared to December
        31, 2017. The table indicates 80% of the unrealized losses have been in an unrealized loss position for less than twelve months.

        Preferred stocks

        This category, which represents 1% of unrealized losses at December 31, 2018, consists of non-redeemable preferred stocks in the industrial and miscellaneous sector, primarily financial institutions. The unrealized losses are the result of the decrease in overall financial sector market value in fourth quarter
        2018, primarily banking and insurance institutions. The Company reviews its security positions with unrealized losses on an on-going basis and recognizes OTTI if evidence indicates a loss will be incurred.
        In all other cases, if the Company does not intend to sell these stocks prior to recovery and has the intent and ability to retain the investment until recovery of each stocks amortized cost, the security is not considered to be other-than- temporarily impaired.

        Other-than-temporary impairments

        As a result of the Company's review of OTTI of investment securities, OTTI recognized on loan-backed securities is summarized in the following table:

                                                                                                                                        Date of
                    Book/Adjusted Carrying                                         Amortized Cost After                                Financial
                     Value Amortized Cost            Recognized Other-                 Other-Than-                                     Statement
                     Before Current Period             Than-Temporary                   Temporary                Fair Value at           Where
      CUSIP                  OTTI                        Impairment                     Impairment                time of OTTI          Reported
----------------------------------------------------------------------------------------------------------------------------------------------------
    61752RAJ1               $ 2,906                       $ 42                           $ 2,864                  $ 2,467              12/31/2018
    41161PWV1                 2,727                         56                             2,671                    2,765              12/31/2018
                                                 --------------------------
                                                          $ 98
                                                 ==========================

        Net investment income and net realized capital gains (losses)

        The major categories of net investment income reflected in the statements of operations are summarized as follows:

                                                                 2018              2017               2016
                                                         -----------------  ----------------  -----------------
Bonds                                                         $ 2,090,330       $ 1,972,951        $ 1,767,254
Preferred stocks                                                   16,168            17,353             17,632
Common stocks - other                                               6,126             3,181              2,871
Mortgage loans                                                    208,887           211,907            210,062
Real estate                                                         2,737             4,170              1,992
Policy loans                                                       23,371            22,238             24,233
Cash, cash equivalents and short-term investments                  11,415             9,872              3,572
Derivative instruments                                             46,616           828,024              5,138
Other invested assets                                             120,039           198,879            129,358
Other investment income                                             4,913             2,812              2,811
                                                         -----------------  ----------------  -----------------
Total gross investment income                                   2,530,602         3,271,387          2,164,923
Less: Investment expenses                                         277,722           189,309            137,107
                                                         -----------------  ----------------  -----------------
Net investment income                                         $ 2,252,880       $ 3,082,078        $ 2,027,816
                                                         =================  ================  =================

        Investment expenses consist primarily of investment advisory fees, interest expense on repurchase agreements, interest on FHLB advances, interest related to derivative collateral liabilities and other expenses related to the administration of investments.

        The major categories of net realized capital gains (losses) reflected in the statements of operations are summarized as follows:

                                                                    2018              2017              2016
                                                               ----------------  ----------------  ----------------
Bonds                                                               $ (255,994)          $ 2,952          $ 53,236
Preferred stocks                                                         2,009            (2,813)           (7,891)
Common stocks - subsidiaries                                           (70,826)                -                 -
Common stocks - other                                                    1,741             5,549            64,883
Mortgage loans                                                               -                (1)              831
Real Estate                                                             (7,004)                -                 -
Short-term investments                                                       -                 1                13
Derivative instruments                                                 (43,511)           (1,004)            1,789
Other invested assets                                                      401               142            11,036
                                                               ----------------  ----------------  ----------------
Realized capital gains (losses)                                       (373,184)            4,826           123,897
Income tax effects                                                      56,963            49,339           (28,428)
Amounts transferred to IMR (net of federal
income taxes of ($62,002), $2,050 and $33,096)                         233,244            (3,808)          (61,464)
                                                               ----------------  ----------------  ----------------
Net realized capital gains (losses)                                  $ (82,977)         $ 50,357          $ 34,005
                                                               ================  ================  ================

        Proceeds from the sale of investments in bonds and the gross gains and losses realized on these sales
        (excluding OTTI losses, maturities, calls, exchanges and prepayments) were as follows:

                                     2018               2017               2016
                               ----------------  -----------------  -----------------
Proceeds from sales                $ 7,829,963        $ 2,570,350        $ 3,573,133
Gross realized gains                    38,002             44,887             82,932
Gross realized losses                 (332,565)           (93,308)           (28,767)

        The gross realized gains (losses) on the bonds represent the difference between the proceeds from the sale of the bonds and the basis of the bonds, which is primarily amortized cost.

        Mortgage loans

        The following table summarizes the Company's mortgage loans by property type:

                                           2018                                    2017
                             --------------------------------------  --------------------------------------
                                Carrying Value        % of Total        Carrying Value        % of Total
                             ---------------------  ---------------  ---------------------  ---------------
Office                                $ 1,955,388              44%            $ 1,842,858              41%
Retail                                  1,026,627              23%              1,053,770              24%
Multi-family                              539,099              12%                581,885              13%
Hotel                                     425,396               9%                330,719               8%
Industrial                                377,018               8%                378,667               9%
Other                                     106,469               2%                117,211               3%
Medical                                    94,607               2%                103,463               2%
                             ---------------------  ---------------  ---------------------  ---------------
                                      $ 4,524,604             100%            $ 4,408,573             100%
                             =====================  ===============  =====================  ===============

        Mortgage loans by United States geographic locations are as follows:

                                             2018                                    2017
                             --------------------------------------  --------------------------------------
                                Carrying Value        % of Total        Carrying Value        % of Total
                             ---------------------  ---------------  ---------------------  ---------------
South Atlantic                        $ 1,236,766              26%            $ 1,287,822              28%
Pacific                                 1,113,158              25%              1,011,959              23%
Middle Atlantic                           852,486              19%                615,624              14%
Mountain                                  430,949              10%                522,135              12%
East North Central                        252,777               6%                244,539               6%
West South Central                        236,739               5%                333,055               8%
New England                               230,361               5%                244,235               6%
East South Central                        101,311               2%                105,150               2%
West North Central                         70,057               2%                 44,054               1%
                             ---------------------  ---------------  ---------------------  ---------------
                                      $ 4,524,604             100%            $ 4,408,573             100%
                             =====================  ===============  =====================  ===============

        The Company's mortgage loans by origination year are as follows:

                                Carrying Value        % of Total
                             ---------------------  ---------------
2018                                    $ 750,474              17%
2017                                      415,082               9%
2016                                      342,768               8%
2015                                    1,274,491              28%
2014 and prior                          1,741,789              38%
                             ---------------------  ---------------
                                      $ 4,524,604             100%
                             =====================  ===============

        The Company has no outstanding commitments on mortgage loans at December 31, 2018.

        Any loan delinquent on contractual payments over 90 days past due is considered non-performing. At December
        31, 2018 and 2017, there were no non-performing commercial mortgage loans that were over 90 days past due on contractual payments.

        Mortgage loan equivalent ratings are based on the expected loss of the security rather than the probability of defaults. Ratings are assessed by looking at the financial condition of the borrower to make required payments, including the value of the underlying collateral, the market in which the collateral is operating and the level of associated debt.

        Information regarding the Company's credit quality indicators for its recorded investment in mortgage loans, gross of valuation allowances is as follows:

                                          December 31, 2018                       December 31, 2017
                                 -------------------------------------  --------------------------------------
                                   Carrying Value        % of Total        Carrying Value        % of Total
                                 --------------------  ---------------  ---------------------  ---------------
Internal credit risk grade:
High quality                             $ 3,468,460              77%            $ 3,566,508              81%
Medium quality                               493,184              11%                345,894               8%
Low quality                                  562,960              12%                496,171              11%
                                 --------------------  ---------------  ---------------------  ---------------
Total mortgage loans                     $ 4,524,604             100%            $ 4,408,573             100%
                                 ====================  ===============  =====================  ===============

        The Company acquired 41 new commercial mortgage loans in 2018 with interest rates ranging from 4.03% to 11.00%.

        Information regarding the Company's loan to value ratio for its recorded investment in mortgage loans, gross of valuation allowances is as follows:

                                      December 31, 2018                     December 31, 2017
                              -----------------------------------   -----------------------------------
                                  Carrying                             Carrying
                                   Value           % of Total            Value           % of Total
                              -----------------  ----------------   ----------------  -----------------

Less than 50%                        $ 216,049                5%          $ 155,785                 4%
50% to 60%                           1,781,273               39%          1,540,447                35%
61% to 70%                           2,419,041               54%          2,448,896                55%
71% to 80%                             108,241                2%            223,005                 5%
81% to 90%                                   -                0%             40,440                 1%
91% to 100%                                  -                0%                  -                 0%
                              -----------------  ----------------   ----------------  -----------------
Total mortgage loans               $ 4,524,604              100%        $ 4,408,573               100%
                              =================  ================   ================  =================

        The loan-to-value ratio is determined using the most recent appraised value. Appraisals are updated periodically when there is an indication of a possible significant collateral decline or there are loan modifications or refinance requests. A loan-to-value ratio in excess of 100% indicates the unpaid loan amount exceeds the underlying collateral.

        The Company reviews its mortgage loans for impairment on an on-going basis. It considers such factors as delinquency of payments, decreases in the value of underlying properties, the financial condition of the mortgagor and the impact of general economic conditions in the geographic areas of the properties collateralizing the mortgages. Once the determination is made that a mortgage loan is impaired, the primary consideration used to determine the amount of the impairment is the fair market value of the underlying property. The Company assumes it would receive the proceeds from the sale of the underlying property less sale expenses. The Company maintains an allowance for mortgage loan losses. The allowance is determined through an analysis of specific loans that are believed to have a higher risk of credit impairment. The
        Company held an allowance of $1,329 and $1,401 at December 31, 2018 and 2017, respectively, but did not recognize any impairment on mortgage loans during 2018 and 2017.

        The Company did not restructure or take ownership of real estate in satisfaction of any mortgage loans during 2018 and 2017. Real estate acquired through foreclosure is a component of real estate in the statement of admitted assets, liabilities, and capital and surplus. Included in real estate are $15,000 and
        $20,828 at December 31, 2018 and 2017, respectively, of real estate acquired through foreclosure of mortgage loans (see Note 6).

        Credit risk concentration

        The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. governments and U.S. special revenue, the Company had no investments that exceeded 10% of the
        Company's capital and surplus at December 31, 2018.

        Restricted assets

        The following assets are subject to applicable restrictions under each of the following areas:

                                                                                    December 31, 2018
                                                             -----------------------------------------------------------
                                                                  Total              Gross              Admitted
                                                                 Admitted         Restricted to       Restricted to
                                                                Restricted        Total Assets            Total
Restricted Asset Category                                                                            Admitted Assets
-----------------------------------------------------------  ----------------  ------------------  ---------------------

Subject to repurchase agreements                                 $ 4,048,075                  7%                     7%
FHLB capital stock                                                   100,912                  0%                     0%
On deposit with states                                                 3,142                  0%                     0%
Pledged as collateral to FHLB                                      3,997,495                  7%                     7%
Pledged as collateral not captured in other categories                64,071                  0%                     0%
                                                             ----------------  ------------------  ---------------------
Total Restricted Assets                                          $ 8,213,695                 14%                    14%
                                                             ================  ==================  =====================

                                                                                    December 31, 2017
                                                             -----------------------------------------------------------
                                                                  Total              Gross              Admitted
                                                                 Admitted         Restricted to       Restricted to
                                                                Restricted        Total Assets            Total
Restricted Asset Category                                                                            Admitted Assets
-----------------------------------------------------------  ----------------  ------------------  ---------------------

Subject to repurchase agreements                                 $ 3,900,054                  7%                     7%
FHLB capital stock                                                    99,147                  0%                     0%
On deposit with states                                                 3,186                  0%                     0%
Pledged as collateral to FHLB                                      2,228,670                  4%                     4%
Pledged as collateral not captured in other categories               106,405                  0%                     0%
                                                             ----------------  ------------------  ---------------------
Total Restricted Assets                                          $ 6,337,462                 11%                    11%
                                                             ================  ==================  =====================

        Structured notes

        The following lists structured notes held by the Company and included in bonds in the statements of admitted assets, liabilities and capital and surplus as of December 31, 2018:

        CUSIP                       Actual               Fair          Book / Adjusted       Mortgage -
    Identification                   Cost                Value         Carrying Value       Referenced
                                                                                            Security (Y/N)
    -------------               --------------      --------------    ----------------     ----------------
    0636792J2                      $ 50,000            $ 48,590            $ 50,000              N
    06367VTZ8                        20,000              19,889              20,000              N
    17290EAD4                        20,000              20,147              20,000              N
    25152CPY6                        50,000              38,202              50,000              N
    48124KBM6                        50,000              45,833              50,000              N
    63307CAA9                        10,000               9,180              10,000              N
    63307CAE1                        30,000              28,518              30,000              N
    63307CAF8                        15,000              14,259              15,000              N
    949746QZ7                        35,000              34,653              35,000              N
                              --------------      --------------    ----------------
    Total                          $280,000            $259,271           $ 280,000
                              ==============      ==============    ================

        Other

        FHLB

        The Company is a member of FHLB of Des Moines. In order to maintain its membership and borrow funds, the
        Company is required to purchase FHLB equity securities. As of December 31, 2018 and 2017, the Company owns common stock totaling $100,912 and $99,147, respectively, which is carried at cost, which approximates fair value. Resale of these securities is restricted only to FHLB. As a member of FHLB, the Company can borrow money provided that FHLB's collateral and stock ownership requirements are met. The maximum amount a member can borrow is equal to thirty percent of the Company's asset balance as of the prior quarter end. The interest rate and repayment terms differ depending on the type of advance and the term selected. At
        December 31, 2018 and 2017, the Company had outstanding advances of $2,272,795 and $2,228,670, respectively, from FHLB (see Note 7).

        Deposits with regulatory authorities

        At December 31, 2018 and 2017, securities (primarily bonds) with admitted carrying values of $3,142 and
        $3,186 respectively, were on deposit with regulatory authorities as required by law.

4.      DERIVATIVES AND DERIVATIVE INSTRUMENTS

        The following table presents the notional amounts, amortized cost, estimated fair value and carrying value of derivatives:

                                                                           December 31, 2018
                                                 -----------------------------------------------------------------------
                                                      Notional          Amortized         Estimated         Carrying
                                                       Amount              Cost          Fair Value          Value
                                                 -------------------  ---------------  ----------------  ---------------
Assets:
Derivative instruments:
Call options                                           $ 15,451,332        $ 279,405         $ 184,695        $ 279,405
Futures                                                     615,027                -            14,503           14,503
Interest rate floors                                        113,000            1,245             3,280            3,280
Foreign exchange forwards                                     1,766                -                10               10
                                                                      ---------------  ----------------  ---------------
                                                                           $ 280,650         $ 202,488        $ 297,198
                                                                      ===============  ================  ===============
Liabilities:
Derivative instruments:
Interest rate swaps                                        $ 80,900              $ -             $ 406            $ 406
Foreign exchange forwards                                    32,882                -               362              362
Written options                                           4,586,565           74,878            37,291           74,878
                                                                      ---------------  ----------------  ---------------
                                                                            $ 74,878          $ 38,059         $ 75,646
                                                                      ===============  ================  ===============

                                                                           December 31, 2017
                                                 -----------------------------------------------------------------------
                                                      Notional          Amortized         Estimated         Carrying
                                                       Amount              Cost          Fair Value          Value
                                                 -------------------  ---------------  ----------------  ---------------
Assets:
Derivative instruments:
Call options                                           $ 12,868,938        $ 193,865         $ 685,126        $ 193,865
Futures                                                   3,779,582                -           155,094          155,094
Interest rate floors                                        113,000            1,510             5,822            5,822
Interest rate caps                                        2,490,000           59,993            12,901           12,901
Foreign exchange forwards                                     1,623                -                35               35
Interest rate swaps                                          95,250                -               549              549
                                                                      ---------------  ----------------  ---------------
                                                                           $ 255,368         $ 859,527        $ 368,266
                                                                      ===============  ================  ===============
Liabilities:
Derivative instruments:
Foreign exchange forwards                                  $ 21,595              $ -             $ 766            $ 766
Written options                                           4,380,488           37,162           148,160           37,162
                                                                      ---------------  ----------------  ---------------
                                                                            $ 37,162         $ 148,926         $ 37,928
                                                                      ===============  ================  ===============

        The following table presents the impact of derivatives on net investment income and change in unrealized capital gains (losses):

                                                                     2018             2017              2016
                                                                ---------------  ----------------  ---------------
Gain (loss) recognized in net investment income
Options                                                            $ 81,266         $ 252,422        $ (109,520)
Futures                                                             (35,550)          459,254           112,704
Interest rate swaps                                                     195             1,293             2,842
Interest rate floors                                                    705             1,807             2,397
                                                                ---------------  ----------------  ---------------
                                                                   $ 46,616         $ 714,776          $ 8,423
                                                                ===============  ================  ===============

Gain (loss) recognized in net unrealized gains (losses):
Interest rate swaps                                                 $ (956)         $ (1,572)          $ (2,323)
Interest rate floors                                                (2,278)           (3,263)            (2,167)
Interest rate caps                                                  47,092           (29,868)            (1,097)
Foreign exchange forwards                                              380            (1,401)              (505)
              )                                                 ---------------  ----------------  ---------------
                                                                   $ 44,238         $ (36,104)        $ (6,092)
                                                                ===============  ================  ===============

        The Company accounts for its financial options, futures, interest rate, and credit default swaps, and other derivatives in accordance with SSAP 86, Accounting for Derivative Instruments and Hedging, Income
        Generation, and Replication (Synthetic Asset) Transactions, except for those options accounted for in accordance with IAC 191-97, as discussed in Note 1. Following is a discussion of the various derivatives used by the Company.

        Options and futures

        The Company has indexed annuity and indexed universal life products that provide for a guaranteed base return and a higher potential return tied to several major equity market indices. In order to fund these benefits the Company purchases index options that compensate the Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company also enters futures contracts to compensate it for increases in the same indices. The Company classifies these options and futures as derivative instruments.

        In accordance with IAC 191-97, the Company carries financial options at amortized cost and amortizes the cost of the index options against investment income over the term of the option, which is typically one year. When the options mature, any value received by the Company is reflected as investment income.

        The futures contracts have no initial cost and are marked to market daily. That daily mark-to-market is settled through the Company's variation margin accounts maintained with the counterparty. The Company reports the change in the futures variation margin accounts as investment income.

        The hedged annuity liabilities are reported in the statutory statements of admitted assets, liabilities and capital and surplus as a component of policyholder reserves in accordance with IAC 191-97 and credited indexed returns are reflected in the reserve as realized based on actual index performance. The hedged life liabilities are reported in the statutory statements of admitted assets, liabilities and capital and surplus as a component of policyholder reserves equal to the implied fair value appreciation of the index options until the policy anniversary date. At the anniversary date, the annuity and life policyholder account values are revalued with amounts credited to the policyholders recognized as a component of increase in aggregate reserves.

        The adoption of IAC 191-97 has resulted in a timing variance between the emergence of income on futures and the emergence of the reserve increase associated with the hedged liabilities. The futures earnings are realized daily as they are earned, but the impact to the reserve of market appreciation does not occur until the policy anniversary. To mitigate this variance, to the extent the variance accelerates earnings, the Company has set up a voluntary statutory reserve. The amount of this reserve was $0 and $303,554 at
        December 31, 2018 and 2017, respectively, and is reported as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus. The voluntary reserve is not reported at a value below zero. Futures losses are recognized as incurred as a reduction in investment income.

        Other derivative instruments

        The Company has entered into interest rate floor, interest rate cap and interest rate swap agreements to help manage its overall exposure to interest rate changes and credit events. These other derivative instruments do not hedge specific assets or liabilities and as such are not accounted for under hedge accounting. In accordance with SSAP 86, these swaps, caps and floors are reported at fair value in the statements of admitted assets, liabilities and capital and surplus and changes in the fair value are reported as a change in unassigned surplus. The Company recognized income (expense) on interest rate swaps through investment income. This income is received or paid on reset/settlement date and is accrued until the next reset date.

        The Company has entered into foreign currency forwards to protect itself against currency fluctuations on foreign financial instruments. These forwards are reported at fair value in the statements of admitted assets, liabilities, and capital and surplus and changes in fair value are reported as a component of change in unassigned surplus.

        The following relates to interest rate swaps, interest rate floors and interest rate caps:

                                                           2018                    2017
                                                   ----------------------  ----------------------
Interest rate swaps:
Fixed rates                                           2.14% to 2.62%          2.14% to 3.13%
Variable rates                                        2.47% to 2.74%          1.36% to 1.52%
Interest rate floors, strike rates                         3.00%                   3.00%
Interest rate caps, strike rates                            n/a                    7.50%

        Collateral on derivatives

        As a result of market value changes, certain financial institutions involved in the interest rate swap agreements and financial options deposit cash with the Company to collateralize these obligations. The cash collateral and the amount that the Company was permitted to repledge were $48,978 and $361,170 at December
        31, 2018 and 2017, respectively. The obligation to repay the collateral is reflected in repurchase agreements, FHLB advances and collateral on derivatives in the statements of admitted assets, liabilities and capital and surplus.

        The Company generally limits its selection of counterparties that are obligated under its non-exchange traded derivative contracts to those with investment grade ratings. As of December 31, 2018, no counterparty had more than 39% exposure to the fair value of the Company's derivative contracts. Entering into such agreements from financial institutions with long-standing performance records minimizes the credit risk. The amounts of such exposure are essentially the net replacement cost or fair value for such agreements with each counterparty, as well as any interest due the Company from the last interest payment period less any collateral posted by the financial institution.

5.      OFFSETTING OF ASSETS AND LIABILITIES

        Certain of the Company's derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements are also in place requiring the Company or the counterparty to pledge collateral in the event minimum thresholds have been reached, typically related to the fair value of the outstanding derivatives.
        Additionally, certain of the Company's repurchase and reverse repurchase agreements provide for net settlement on termination of the agreement.

        The Company reports derivative instruments, repurchase agreements, and reverse repurchase agreements on a gross basis within the statements of admitted assets, liabilities, and capital and surplus.

        The tables below present the Company's gross and net derivative instruments and gross and net repurchase agreements by asset and liabilities:

                                                                    December 31, 2018
                                                    -----------------------------------------------------
                                                           Gross           Collateral-          Net
                                                          Amounts           Financial         Amount
                                                     Presented in the      Instruments
                                                       Balance Sheet       and/or Cash
                                                    -----------------------------------------------------
Offsetting of financial assets:
Derivatives                                                 $ 297,198           $ 48,648       $ 248,550
                                                    ------------------  -----------------  --------------
Total financial assets                                      $ 297,198           $ 48,648       $ 248,550
                                                    ==================  =================  ==============

Offsetting of financial liabilities:
Derivatives                                                  $ 75,646                $ -        $ 75,646
Repurchase agreements                                       3,935,038          3,935,038               -
                                                    ------------------  -----------------  --------------
Total financial liabilities                               $ 4,010,684        $ 3,935,038        $ 75,646
                                                    ==================  =================  ==============

                                                                    December 31, 2017
                                                    -----------------------------------------------------
                                                           Gross           Collateral-          Net
                                                          Amounts           Financial         Amount
                                                     Presented in the      Instruments
                                                       Balance Sheet       and/or Cash
                                                    -----------------------------------------------------
Offsetting of financial assets:
Derivatives                                                 $ 368,266          $ 361,170         $ 7,096
                                                    ------------------  -----------------  --------------
Total financial assets                                      $ 368,266          $ 361,170         $ 7,096
                                                    ==================  =================  ==============

Offsetting of financial liabilities:
Derivatives                                                  $ 37,928                $ -        $ 37,928
Repurchase agreements                                       3,830,038          3,830,038               -
                                                    ------------------  -----------------  --------------
Total financial liabilities                               $ 3,867,966        $ 3,830,038        $ 37,928
                                                    ==================  =================  ==============

6.      REAL ESTATE AND EQUIPMENT

        The Company purchases and capitalizes various classes of assets in the regular course of its insurance operations. These assets are amortized using the straight-line and accelerated declining balance methodologies over a specified period of years that varies with the class of asset that ranges from 3 years to 40 years. The depreciation expense recorded in 2018, 2017 and 2016 was $28,789, $28,736 and $27,941,
        respectively. Following is a summary of the capitalized assets (including the Company's office buildings and real estate acquired in satisfaction of mortgage loans) and the related accumulated depreciation for the major classes of assets:

                                                           Range of
                                                         Useful Lives         2018             2017
                                                       -----------------  --------------  ---------------

   Land                                                       -                 $ 3,029          $ 3,029
   Land improvements                                       15 years                 835              835
   Buildings and improvements                              39 years              35,413           40,829
   Leasehold improvements                              Remaining Life of Lease    3,424            3,420
   Furniture and fixtures                                  7 years                8,629            8,502
   Computer equipment and software                         3 years              194,475          160,970
   Other                                                   5 years                   38               38
                                                                          --------------  ---------------
                                                                                245,843          217,623
   Accumulated depreciation                                                    (158,701)        (129,933)
   Nonadmitted                                                                  (48,056)         (44,038)
                                                                          --------------  ---------------
   Net admitted value                                                          $ 39,086         $ 43,652
                                                                          ==============  ===============

        The net admitted value of these assets is reflected in the following lines in the Company's statements of admitted assets, liabilities and capital and surplus:

                                                 2018            2017
                                           ---------------  --------------
              Real estate                        $ 33,874        $ 39,852
              Other admitted assets                 5,212           3,800

        At December 31, 2018 and 2017, real estate consists of $18,874 and $19,024, respectively, for the Company's offices and $15,000 and $20,828, respectively, of real estate acquired in satisfaction of mortgage loans.

        During 2018, the Company took an impairment loss on an office building the company acquired in a prior year in satisfaction of a mortgage loan. The company obtained an independent appraisal of the building and took an impairment of $7,004 based on the low end of the appraisal provided.

7.      FHLB ADVANCES

        The Company is a member of FHLB of Des Moines. In accordance with the FHLB membership agreement, the
        Company can be required to purchase FHLB common stock in order to borrow funds. These borrowings are reported as FHLB advances in the statements of admitted assets, liabilities and capital and surplus. The
        Company purchased $8,125 and $20,480 of additional common stock in 2018 and 2017, respectively. The Company sold $6,360 of common stock in 2018. In addition, the Company has posted mortgage loans and agency MBS/CMO fixed income securities with fair values in excess of the amount of the borrowings as collateral.

        The amount of FHLB stock held is as follows:

                                                                2018             2017
                                                           ---------------  ----------------
               Membership stock - class A                        $ 10,000          $ 10,000
               Activity stock                                      90,912            89,147
                                                           ---------------  ----------------
               Total                                            $ 100,912          $ 99,147
                                                           ===============  ================

        The Class A Membership Stock is not eligible for redemption.

        At December 31, 2018 and 2017, the Company had outstanding advances of $2,272,795 and $2,228,670, respectively. It is not part of the Company's strategy to utilize these funds for operations, and any funds obtained from the FHLB of Des Moines for use in general operations would be accounted for consistent with
        SSAP No. 15 as borrowed money. The purpose of the advances is to complement the Company's repurchase agreement program. The advances are reported as a component of repurchase agreements, FHLB advances and collateral on derivatives in the statements of admitted assets, liabilities and capital and surplus. The borrowings outstanding at December 31, 2018 have maturity dates in February, May, June, November and
        December of 2019; January, February, May, June, October and December of 2020; January, March, June,
        November and December of 2021; and September of 2022. The interest rates on the outstanding borrowings range from 1.07% to 3.16%. Interest expense incurred during 2018, 2017 and 2016 was $40,075, $28,082 and
        $13,793, respectively, and is reported as a component of net investment income in the statement of operations. The Company has determined the actual maximum borrowing capacity as $17,510,966. The Company calculated this amount in accordance with limitations in the FHLB capital plan (e.g., current FHLB capital stock, limitations in the FHLB capital plan, current and potential acquisitions of FHLB capital stock, etc.).

        The amount of collateral pledged to the FHLB is as follows:

                 Amount pledged as of           Fair Value          Carrying Value          Total Advances
                    reporting date
             --------------------------------------------------  ---------------------  ----------------------
                      2018(a)                        3,998,485              3,997,495               2,272,795
                        2017                         3,802,747              3,797,396               2,228,670

        (a)     Also represents the maximum amount pledged during 2018.

8.      REPURCHASE AGREEMENTS

        The following tables summarizes the repurchase agreements accounted for as a secured borrowing for the
        Company:

        Original (flow) & residual maturity

                                                               First Quarter 2018                                                Second Quarter 2018
                                         -----------------------------------------------------------------  -----------------------------------------------------------------
                                                 Minimum          Maximum        Average           Ending           Minimum        Maximum        Average           Ending
                                                                                 Daily             Balance                                        Daily             Balance
                                                                                 Balance                                                          Balance
                                         ------------------------------------------------------------------------------------------------------------------------------------
            Open - No Maturity                   $ 21,185       $ 25,196          $ 21,908       $ 21,185         $ 16,286       $ 21,185        $ 19,552           $ 16,286
            Overnight                                   -        168,215            12,220              -                -         13,492           4,497                  -
            2 Days to 1 Week                            -        167,877            34,526         25,918           13,140         25,927          21,465             13,140
            > 1 Week to 1 Month                         -        170,012           108,817        140,972                -        161,947          64,309             30,979
            > 1 Month to 3 Months                       -        147,579            41,716         20,326                -              -               -                  -
            > 3 Months to 1 Year                  242,340        340,000           251,253        340,000          318,428        422,398         360,275            422,398
            > 1 Year                            3,371,146      3,497,200         3,434,306      3,407,200        3,407,200      3,570,772       3,481,591          3,466,802

                                                               Third Quarter 2018                                                Fourth Quarter 2018
                                         -----------------------------------------------------------------  -----------------------------------------------------------------
                                                 Minimum          Maximum        Average           Ending           Minimum        Maximum        Average           Ending
                                                                                 Daily             Balance                                        Daily             Balance
                                                                                 Balance                                                          Balance
                                         ------------------------------------------------------------------------------------------------------------------------------------
            Open - No Maturity                   $ 21,596       $ 25,878          $ 24,450       $ 21,596         $ 16,041       $ 21,596        $ 19,744           $ 16,041
            Overnight                                   -          2,898             1,932              -                -              -               -                  -
            2 Days to 1 Week                       13,317         13,418            13,379         13,418            5,190         38,720          26,954              5,190
            > 1 Week to 1 Month                    18,144         25,420            20,636         25,420           12,090         24,578          20,362             24,578
            > 1 Month to 3 Months                       -              -                 -              -                -         90,000          30,000             90,000
            > 3 Months to 1 Year                  115,000        422,398           319,932        115,000           25,000        115,000          85,000             25,000
            > 1 Year                            3,466,802      3,774,230         3,570,234      3,774,230        3,774,230      3,774,230       3,774,230          3,774,230

        Securities sold under repo- secured borrowing

                                                    First Quarter 2018         Second Quarter 2018       Third Quarter 2018       Fourth Quarter 2018
                                                   ----------------------  --------------------------  -----------------------  -----------------------
                                                      Ending Balance           Ending Balance              Ending Balance           Ending Balance
                                                   ----------------------  --------------------------  -----------------------  -----------------------
Book adjusted carrying value ("BACV")                $ 3,918,342              $ 4,060,759                $ 4,062,443                 $ 4,048,075
Fair Value                                             3,955,474                4,025,465                  3,956,383                   4,080,627

        Securities sold under repo- secured borrowing by NAIC designation

                                                                             December 31, 2018
                           ----------------------------------------------------------------------------------------------------------------------
                               NAIC 1           NAIC 2               NAIC 3            NAIC 4         NAIC 5         NAIC 6           NON-
                                                                                                                                    ADMITTED
                           ----------------------------------------------------------------------------------------------------------------------
Bonds Ã± BACV                     $ -         $ 2,977,658          $ 1,055,012            $ -            $ -            $ -              $ -
Bonds Ã± FV                         -           3,006,494            1,058,206              -              -              -                -
LB & SS Ã± BACV                     -              15,405                    -              -              -              -                -
LB & SS Ã± FV                       -              15,928                    -              -              -              -                -
                           ----------------------------------------------------------------------------------------------------------------------
Total Assets Ã± BACV              $ -         $ 2,993,063          $ 1,055,012            $ -            $ -            $ -              $ -
Total Assets Ã± FV                $ -         $ 3,022,422          $ 1,058,206            $ -            $ -            $ -              $ -

        Collateral received- secured borrowing

                                              First Quarter 2018                                                    Second Quarter 2018
                      ---------------------------------------------------------------------  -------------------------------------------------------------------
                          Minimum          Maximum           Average            Ending           Minimum          Maximum         Average       Ending Balance
                                                              Daily             Balance                                            Daily
                                                             Balance                                                              Balance
                      ------------------------------------------------------------------------------------------------------------------------------------------
Cash                       $ 3,634,670     $ 4,516,078         $ 3,904,747     $ 3,955,601        $ 3,949,204     $ 3,956,259      $ 3,951,689      $ 3,949,605

                                             Third Quarter 2018                                                    Fourth Quarter 2018
                      ---------------------------------------------------------------------  -------------------------------------------------------------------
                          Minimum          Maximum           Average            Ending           Minimum          Maximum         Average       Ending Balance
                                                              Daily             Balance                                            Daily
                                                             Balance                                                              Balance
                      ------------------------------------------------------------------------------------------------------------------------------------------
Cash                       $ 3,949,519     $ 3,952,504         $ 3,950,562     $ 3,949,663        $ 3,935,038     $ 3,973,964      $ 3,956,289      $ 3,935,038

        Cash and non-cash collateral received- secured borrowing by NAIC designation

                                                                              As of December 31, 2018
                                     -------------------------------------------------------------------------------------------------------
                                              NONE         NAIC 1     NAIC 2     NAIC 3     NAIC 4     NAIC 5     NAIC 6         DOES NOT
                                                                                                                                QUALIFY AS
                                                                                                                                 ADMITTED
                                     -------------------------------------------------------------------------------------------------------
Cash                                      $ 3,935,038        $ -        $ -        $ -        $ -        $ -        $ -                 $ -
                                     -------------------------------------------------------------------------------------------------------
Total collateral assets- FV               $ 3,935,038        $ -        $ -        $ -        $ -        $ -        $ -                 $ -
                                     =======================================================================================================

        Allocation of aggregate collateral by remaining contractual maturity

                                                As of December 31, 2018
                                           -----------------------------------
                                                       Fair Value
                                           -----------------------------------
         Overnight and continuous                       $ 16,041
         30 days or less                                  29,768
         31 to 90 days                                    90,000
         > 90 days                                     3,799,230

        Allocation of aggregate collateral reinvested by remaining contractual maturity

                                           As of December 31, 2018
                                     -------------------------------------
                                      Amortized Cost      Fair Value
                                     -------------------------------------
                1 to 2 Years               $ 802             $ 812
                2 to 3 Years                 472               474
                > 3 Years              3,942,961         3,933,861

        Liability to return collateral- secured borrowing

                                      First Quarter 2018                                                  Second Quarter 2018
         ---------------------------------------------------------------------------------------------------------------------------------------
             Minimum          Maximum         Average            Ending           Minimum         Maximum          Average          Ending
                                               Daily            Balance                                             Daily           Balance
                                              Balance                                                              Balance
         ---------------------------------------------------------------------------------------------------------------------------------------
Cash       $ 3,634,670     $ 4,516,078      $ 3,904,747      $ 3,955,601       $ 3,949,204      $ 3,956,259      $ 3,951,689     $ 3,949,605

                                      Third Quarter 2018                                                  Fourth Quarter 2018
         ---------------------------------------------------------------------------------------------------------------------------------------
             Minimum          Maximum         Average            Ending           Minimum         Maximum          Average          Ending
                                               Daily            Balance                                             Daily           Balance
                                              Balance                                                              Balance
         ---------------------------------------------------------------------------------------------------------------------------------------
Cash       $ 3,949,519     $ 3,952,504      $ 3,950,562      $ 3,949,663       $ 3,935,038      $ 3,973,964      $ 3,956,289     $ 3,935,038

        In addition to the securities summarized in the maturity distribution above, the Company holds short-term investments representing the balance of the repurchase agreement liabilities. The Master Repurchase
        Agreements with the various counterparties do not require the Company to invest the proceeds in securities with maturities matching the maturities of the repurchase agreement liabilities. As previously stated, a majority of the Company's repurchase agreements are for terms of greater than one year. The Company has sufficient cash flows from operations and investment maturities, pay downs and calls to meet the repurchase obligations under the outstanding agreements. In addition, the Company has the ability to sell securities to meet future repayment obligations under the agreements.

9.      REINSURANCE

        The Company is primarily involved in the cession and, to a lesser degree, assumption of life and annuity reinsurance with other companies. Reinsurance premiums and claims ceded and assumed for the years ended
        December 31 are as follows:

                                              2018                               2017                               2016
                               ---------------------------------  ---------------------------------  ---------------------------------
                                    Ceded           Assumed            Ceded           Assumed            Ceded           Assumed
                               ----------------  ---------------  ----------------  ---------------  ----------------  ---------------

Premiums written                     $ 600,377         $104,815         $ 677,816         $ 85,165       $ 2,085,049         $390,821
Claims incurred                        367,303           15,810           341,543           13,459           292,991            5,345
Reserve changes                       (189,364)         109,412           135,499           86,892            43,125          371,353

        Premiums and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded.
        Policy benefit reserves and policy claims and benefits payable are reported net of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

        The Company is a party to a reinsurance agreement with North American. In this indemnity agreement, the
        Company assumes 80% of all policies issued by North American on or after January 1, 2014 of specific annuity plans. The Company recognized $104,501, $263,111 and $1,688,511 at December 31, 2018, 2017 and
        2016, respectively, of premium under this agreement in the statement of operations. The Company retrocedes
        100% of this business to a third party reinsurer through a modified coinsurance agreement.

        The Company is a party to a modified coinsurance agreement with a third-party reinsurer. This indemnity agreement covers 80% of all policies issued by the Company on or after January 1, 2014 of specific annuity plans along with 100% of the business the Company assumes from North American in the coinsurance agreement discussed in the previous paragraph. In this agreement, the Company retains, on behalf of the reinsurer, assets equal to the statutory liabilities associated with the reinsured policies. The Company recognized
        $2,958,786 and $2,668,339 at December 31, 2018 and 2017, respectively, of modified coinsurance reserves under this agreement in the statements of liabilities, surplus and other funds.

        The Company is party to a reinsurance agreement providing for the coinsurance of 30% for certain policies that were acquired from an acquisition in 2002. The reinsurer assumes 30% of the net premiums and benefits related to this block of business and reimburses the Company for various expenses related to this business through the expense allowances provided for in the agreement. Reserve credits of $295,562 and $306,572 associated with this agreement are reported as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities, and capital and surplus as of December 31, 2018 and 2017, respectively.

        The Company is a party to two funds withheld coinsurance agreements with a third-party reinsurer. These are indemnity agreements that cover 50% of substantially all policies of specific annuity plans issued from
        January 1, 2002 through March 31, 2005, 60% of substantially all policies of specific annuity plans issued from April 1, 2005 through February 29, 2008 and 50% of substantially all policies of specific annuity plans issued from March 1, 2008 through November 30, 2013 of specific annuity plans. In these agreements, the Company agrees to withhold, on behalf of the assuming company, assets equal to the statutory reserve associated with these policies. The funds withheld of $3,681,324 and $3,934,382 are reflected as a component of funds held under coinsurance in the December 31, 2018 and 2017 statements of admitted assets, liabilities and capital and surplus, respectively.

        The Company is also a party to a coinsurance agreement with Guggenheim Life and Annuity Company ("GLAC"), an affiliate. This is an indemnity agreement that covers 100% of all policies issued from January 1, 2008 through September 30, 2009 of specific annuity plans. Reserve credits of $169,125 and $233,021, associated with this agreement are reported as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities, and capital and surplus as of December 31, 2018 and 2017, respectively. In addition, reserve credits of $1,569 and $2,186 associated with this agreement are reported as a component of policy and contract claims in the statements of admitted assets, liabilities, and capital and surplus as of December 31, 2018 and 2017, respectively.

        The Company is party to a coinsurance and yearly renewable term agreement with a third-party reinsurer that was effective on January 1, 2016. The Company ceded policies issued during 2016 for specific annuity plans.
        Premiums ceded under this agreement of $14,721, $14,065 and $53,138 are reported as a component of life insurance and annuity premiums and other considerations in the statements of operations for the year ended
        December 31, 2018, 2017 and 2016, respectively. Reserve credits of $88,874 and $75,798 associated with this agreement are reported as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus as of December 31, 2018 and 2017, respectively.

        The Company has a coinsurance agreement with MNL Re, an affiliated limited purpose subsidiary life insurance company. The agreement has subsequently been amended to extend the term and increase the life insurance policies covered under the agreement. The Company ceded a defined block of permanent life insurance products to MNL Re. The Company recognized reserve credits of $959,690 and $873,398 under this agreement on December 31, 2018 and 2017, respectively, which are reflected as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus. The
        Company recognized $453,800 and $374,316 at December 31, 2018 and 2017, respectively, of funds held under coinsurance under this agreement in the statements of admitted assets, liabilities and capital and surplus.
        The reserve credit was supported by a contingent note guarantee ("LLC Note") with a balance of $505,890 and
        $499,083 for 2018 and 2017, respectively. The LLC Note held by MNL Re, which functions in a manner similar to a standby letter of credit and which Midland National is a beneficiary, is an admitted asset under Iowa prescribed practice and the surplus generated by this prescribed practice has been retained in the carrying value of MNL Re.

        On December 31, 2011, the Company entered into a coinsurance agreement with Solberg Re, an affiliated limited purpose subsidiary life insurance company. The agreement has subsequently been amended to extend the term and increase the life insurance policies covered under the agreement. The Company ceded a defined block of term life insurance to Solberg Re. The Company received experience refunds related to this agreement of $27,409, $37,095 and $50,719 during the years ended December 31, 2018, 2017 and 2016, respectively. The Company recognized reserve credits of $518,863 and $491,999 under this agreement on
        December 31, 2018 and 2017, respectively, which are reflected as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus. The Company recognized $161,462 and $138,365 at December 31, 2018 and 2017, respectively, of funds held under coinsurance under this agreement which is reported as funds held under coinsurance in the statements of admitted assets, liabilities and capital and surplus. The reserve credit was supported by an LLC Note with a balance of $357,400 and $353,634 for 2018 and 2017, respectively. The LLC Note held by Solberg Re, which functions in a manner similar to a standby letter of credit and which Midland National is a beneficiary, is an admitted asset under Iowa prescribed practice and the surplus generated by this prescribed practice has been retained in the carrying value of Solberg Re.

        The estimated amount of the aggregate reduction in surplus (for agreements other than those under which the reinsurer may unilaterally cancel for reasons other than the nonpayment of premium or other similar credits) for nonperformance or termination of all reinsurance agreements, by either party, is $327,296 and
        $450,220 as of December 31, 2018 and 2017, respectively.

10.     FUTURE POLICY BENEFITS AND POLICY PREMIUMS DUE, DEFERRED OR UNCOLLECTED

        Reserves for life contracts and deposit-type contracts

        The Company waives deduction of deferred fractional premiums upon death of the insured for policies effective before January 1, 1948, for which the Company does not return any portion of the premium paid beyond the date of death. For policies without flexible premiums effective after December 31, 1947, the
        Company returns any portion of the final premium beyond the policy month of death. Reserves include the excess of the surrender value over the reserve as otherwise computed. Additional premiums plus the regular gross premium for the true age are charged for substandard lives. Mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (50%) of the extra premium charge for the year for fixed premium plans and one-half of the extra risk charge for the month for flexible premium plans.

        At December 31, 2018 and 2017, the Company had $19,617,294 and $18,261,465, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of Iowa. At December 31, 2018 and 2017, reserves to cover the above insurance totaled
        $251,107 and $236,892, respectively, before reinsurance ceded. The Company anticipates investment income as a factor in the calculations of its premium deficiency reserves.

        Analysis of annuity actuarial reserves and deposit liabilities by withdrawal characteristics

        A portion of the Company's liabilities for future policy benefits relate to liabilities established on a variety of products that are not subject to significant mortality and morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics and the related percentage of the total, are summarized as follows at December 31:

                                                                            2018                              2017
                                                           --------------------------------  --------------------------------
                                                                Amount           Percent          Amount           Percent
                                                           ------------------  ------------  ------------------  ------------
Subject to discretionary withdrawal
With market value adjustment                                    $ 21,859,856           66%        $ 21,460,753           67%
At book value less current surrender
charge of 5% or more                                                 398,019            1%             529,995            2%
At fair value - separate account non-guaranteed                    1,383,399            4%           1,354,061            4%
                                                           ------------------  ------------  ------------------  ------------
Total with adjustment or at market value                          23,641,274           71%          23,344,809           73%
At book value without adjustment
(minimal or no charge or adjustment)                               9,162,198           27%           8,302,287           25%
Not subject to discretionary withdrawal                              569,960            2%             569,119            2%
                                                           ------------------  ------------  ------------------  ------------
Total annuity reserves and deposit fund
liabilities before reinsurance                                    33,373,432          100%          32,216,215          100%
                                                                               ============                      ============
Less:  Reinsurance ceded                                           3,980,911                         4,235,855
                                                           ------------------                ------------------
Net annuity reserves and deposit fund
liabilities                                                     $ 29,392,521                      $ 27,980,360
                                                           ==================                ==================

        Policy premium due, deferred and uncollected

        Gross premiums are amounts charged to the policyholder and recognized as income when due from policyholders under the terms of the insurance contract. Net premiums are the amount calculated on the basis of the interest and mortality table used to calculate the policy reserves. The difference between gross premium and net premium is referred to as loading and generally includes allowances for acquisition costs and other expenses, but also includes the differences in mortality and interest assumptions utilized for statutory reserving purposes.

        Due,  deferred  and  uncollected  life  insurance  premiums  (net of  reinsurance  ceded) are  summarized  as follows at
        December 31:

                                             2018                             2017
                                ------------------------------  -------------------------------
                                                   Net of                           Net of
                                    Gross          Loading          Gross           Loading
                                --------------  --------------  ---------------  --------------

Ordinary - new business               $ 6,267         $ 6,084          $ 5,625         $ 5,903
Ordinary - renewal                     74,552         149,782           74,886         145,363
                                --------------  --------------  ---------------  --------------
                                     $ 80,819        $155,866         $ 80,511        $151,266
                                ==============  ==============  ===============  ==============

11.       SEPARATE ACCOUNTS

        The Company has separate accounts for its variable life and annuity business and a portion of its bank owned life insurance business. Information regarding the separate accounts of the Company is as follows:

                                                                                        2018                2017
                                                                                  ------------------  -----------------
Reserves at December 31 for accounts with assets at:
Market value                                                                       $     1,870,081     $    1,925,879
Amortized cost                                                                           2,635,166           2,573,861
                                                                                  ------------------  -----------------
Total reserves                                                                     $     4,505,247     $    4,499,740
                                                                                  ==================  =================
By withdrawal characteristics:
With MV adjustment                                                                 $     1,870,081     $    1,925,879
At book value without MV adjustment and with current
surrender charges less than 5%                                                           2,635,166           2,573,861
Not subject to discretionary withdrawal                                                               -                  -
                                                                                  ------------------  -----------------
Reserves for asset default risk in lieu of AVR                                     $     4,505,247     $    4,499,740
                                                                                  ==================  =================

        Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company's NAIC separate account annual statements with the amounts reported as net transfers to separate accounts in the accompanying statements of operations for the years ended
        December 31:

                                                                           2018                2017               2016
                                                                     ------------------  -----------------  ------------------
Reconciliations of net transfers to (from) separate accounts
Transfers of premiums to separate accounts                                   $ 373,063          $ 403,267           $ 317,491
Transfers from separate accounts                                               (63,013)           (61,946)            (78,660)
                                                                     ------------------  -----------------  ------------------
Net transfers to separate accounts                                             310,050            341,321             238,831
Administration fees and other                                                 (214,898)          (182,531)           (173,781)
                                                                     ------------------  -----------------  ------------------
Net transfers to the separate accounts as reported in
the statements of operations                                                  $ 95,152          $ 158,790            $ 65,050
                                                                     ==================  =================  ==================

        The Company has variable  annuities  with  guaranteed  benefits  including  guaranteed  death  benefits  and  guaranteed living  benefits.  The total  maximum  guarantee  provided to the separate  account  associated  with  guaranteed  death benefits  as of  $85,497,  $47,313,  $51,719,  $ 72,054 and  $43,566 as of  December  31,  2018,  2017,  2016,  2015 and
        2014,  respecitively.  The risk charges  remitted to the general  account  associated  with these  guarantees  was $590,
        $638, $682, $813 and $971 for 2018, 2017, 2016, 2015 and 2014, respectively.

12.     CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

        The Company has 2,549,439 common stock shares authorized, issued and outstanding. The Company has no preferred stock outstanding. Without prior approval of its domiciliary commissioner, dividends to shareholders is limited by the laws of the Company's state of incorporation, Iowa, to $484,582 in 2019, an amount that is based on restrictions relating to the 2018 net gain from operations and statutory surplus.
        Within these limitations, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to its stockholder. The unassigned surplus of $2,112,732 is unrestricted and held for the benefit of the Company's stockholder.

        During 2018, the Company paid ordinary cash dividends in the amounts of $85,105 on April 2; $46,000 on July
        5; $58,216 on September 30 and $43,116 on December 31, to its stockholder, SFG.

        On October 25, 2013, the Company issued a surplus note to its parent, SFG, for $142,000. This note is reported as a component of capital and surplus in the statement of admitted assets, liabilities and capital and surplus. The surplus note bears annual interest at 7.5% payable in semi-annual installments. The maturity date of the note is October 31, 2043. Payment of principal and interest on this note is subject to approval by the Iowa Insurance Division. The Company incurred interest expense of $10,650 in 2018, 2017 and
        2016, respectively.

        On December 30, 2014, the Company issued a surplus note to its parent, SFG, for $200,000. This note is reported as a component of capital and surplus in the statement of admitted assets, liabilities and capital and surplus. The surplus note bears annual interest at 7.0% payable in semi-annual installments. The maturity date of the note is December 30, 2044. Payment of principal and interest on this note is subject to approval by the Iowa Insurance Division. The Company incurred interest expense of $14,000 in 2018, 2017 and 2016, respectively.

        On June 30, 2017, the Company issued a surplus note to its parent, SFG, for $295,000. This note is reported as a component of capital and surplus in the statement of admitted assets, liabilities and capital and surplus. The surplus note bears annual interest at 6.0% payable in semi-annual installments. The maturity date of the note is June 30, 2047. Payment of principal and interest on this note is subject to approval by the Iowa Insurance Division. The Company incurred interest expense of $17,700, $6,547 in 2018 and 2017, respectively.

        On December 30, 2017, the Company issued a surplus note to its parent, SFG, for $200,000. This note is reported as a component of capital and surplus in the statement of admitted assets, liabilities and capital and surplus. The surplus note bears an annual interest rate at 6.0% payable in semi-annual installments.
        The maturity date of the note is December 30, 2047. Payment of principal and interest on this note is subject to approval by the Iowa Insurance Division. The Company incurred interest expense of $12,000 in
        2018 and $0 in 2017.

13.       INCOME TAXES

        The components of the net deferred tax asset recognized by the Company at December 31 are as follows:

                                                           2018                                                    2017                                                    Change
                                 --------------------------------------------------------  -------------------------------------------------------  ------------------------------------------------------
                                     Ordinary            Capital             Total             Ordinary           Capital             Total             Ordinary           Capital             Total
                                 ------------------  ----------------  ------------------  -----------------  -----------------  -----------------  ------------------ -----------------  ----------------

Gross deferred
tax asset                                $ 437,824          $ 11,674           $ 449,498          $ 439,838           $ 53,583          $ 493,421            $ (2,014)        $ (41,909)        $ (43,923)
Statutory valuation
allowance                                        -                 -                   -                  -                  -                  -                   -                 -                 -
                                 ------------------  ----------------  ------------------  -----------------  -----------------  -----------------  ------------------ -----------------  ----------------
Adjusted gross deferred
tax assets                                 437,824            11,674             449,498            439,838             53,583            493,421              (2,014)          (41,909)          (43,923)
Deferred tax assets
nonadmitted                                 82,566                 -              82,566                  -                  -                  -              82,566                 -            82,566
                                 ------------------  ----------------  ------------------  -----------------  -----------------  -----------------  ------------------ -----------------  ----------------
Subtotal net admitted
deferred tax asset                         355,258            11,674             366,932            439,838             53,583            493,421             (84,580)          (41,909)         (126,489)
                                 ------------------  ----------------  ------------------  -----------------  -----------------  -----------------  ------------------ -----------------  ----------------
Deferred tax liabilities                   160,706                 -             160,706            218,869                393            219,262             (58,163)             (393)          (58,556)
                                 ------------------  ----------------  ------------------  -----------------  -----------------  -----------------  ------------------ -----------------  ----------------
Net admitted deferred
                                 ------------------  ----------------  ------------------  -----------------  -----------------  -----------------  ------------------ -----------------  ----------------
tax asset (liability)                    $ 194,552          $ 11,674           $ 206,226          $ 220,969           $ 53,190          $ 274,159           $ (26,417)        $ (41,516)        $ (67,933)
                                 ==================  ================  ==================  =================  =================  =================  ================== =================  ================

                                                               2018                                                     2017                                                Change
                                       -------------------------------------------------------  -------------------------------------------------------  -----------------------------------------------
                                           Ordinary           Capital             Total             Ordinary           Capital             Total            Ordinary        Capital          Total
                                       -----------------  ----------------  ------------------  -----------------  ----------------  ------------------  ---------------  -------------  ---------------
Admission Calculation
Components SSAP No. 101:
(a) Federal income taxes paid
in prior years recoverable
through loss carrybacks                             $ -               $ -                 $ -                $ -          $ 53,583            $ 53,583              $ -       $(53,583)       $ (53,583)
                                       -----------------  ----------------  ------------------  -----------------  ----------------  ------------------  ---------------  -------------  ---------------
(b) Adjusted gross deferred
tax assets expected to be
realized after application
of the threshold limitation                     194,551            11,675             206,226            231,960                 -             231,960          (37,409)        11,675          (25,734)
                                       -----------------  ----------------  ------------------  -----------------  ----------------  ------------------  ---------------  -------------  ---------------
Adjusted gross deferred
tax assets expected to
be realized following
the balance sheet date                          194,551            11,675             206,226            231,960                 -             231,960          (37,409)        11,675          (25,734)
Adjusted gross deferred
tax assets allowed per
limitation threshold                                XXX               XXX             503,964                XXX               XXX             470,414              XXX            XXX           33,550
(c) Adjusted gross deferred tax
assets offset by gross
deferred tax liabilities                        160,706                 -             160,706            207,878                 -             207,878          (47,172)             -          (47,172)
                                       -----------------  ----------------  ------------------  -----------------  ----------------  ------------------  ---------------  -------------  ---------------
Deferred tax assets admitted
as the result of application
of SSAP No. 101 (a)+(b)+(c)                   $ 355,257          $ 11,675           $ 366,932          $ 439,838          $ 53,583           $ 493,421        $ (84,581)      $(41,908)       $(126,489)
                                       =================  ================  ==================  =================  ================  ==================  ===============  =============  ===============

                                                                       2018              2017
                                                                  ---------------- -----------------
Ratio percentage used to determine recovery
period and threshold limitation amount                                       932%              921%
Amount of adjusted capital and surplus used to
determine recovery period and threshold limitation                    $ 3,359,759       $ 3,136,096

        The impact of tax planning strategies at December 31 is as follows:

                                                                                      2018                               2017                             Change
                                                                      ---------------------------------  ---------------------------------  ------------------------------
                                                                            (1)               (2)              (3)               (4)             (5)             (6)
                                                                                                                                              (Col 1-3)       (Col 2-4)
                                                                          Ordinary          Capital          Ordinary          Capital         Ordinary        Capital
                                                                      -----------------  --------------  -----------------  --------------  ---------------  -------------
Impact of tax-planning strategies
(a)   Determination of adjusted gross deferred tax assets
      and net admitted deferred tax assets, by tax character
      as a percentage
      1.  Adjusted gross DTAs amount from note 9A1(c)                        $ 437,824        $ 11,674          $ 439,838        $ 53,583         $ (2,014)      $(41,909)
      2.  Percentage of adjusted gross DTAs by tax
      character attributable to the impact of
       tax planning strategies                                                    2.6%            2.6%               0.0%            0.0%             2.6%           2.6%
      3.  Net admitted adjusted gross DTAs
       amount from note 9A1(e)                                               $ 355,258        $ 11,674          $ 439,838        $ 53,583        $ (84,580)      $(41,909)
      4.  Percentage of net admitted adjusted gross DTAs
      by tax character admitted because of the
      impact of tax planning strategies                                           5.7%            5.7%               0.0%            0.0%             5.7%           5.7%

        The Company's tax-planning strategies do not include the use of reinsurance.

        There are no deferred tax liabilities that have not been recognized.

        Current income taxes incurred consist of the following major components at December 31:

                                                                          2018            2017            2016
-------------------------------------------------------------------  --------------  --------------  --------------
Current Incone Tax:
Federal Income Tax on operations                                        $  39,739       $  217,689      $  207,594
Federal Income Tax on net capital gains                                   (56,963)         (49,339)         28,428
Other                                                                     (14,560)         (11,827)           (556)
                                                                     --------------  --------------  --------------
Federal and foreign income taxes incurred                               $  (31,784)     $  156,523      $  235,466
                                                                     ==============  ==============  ==============

        The components of deferred tax assets and deferred tax liabilities are as follows:

                                                                                 2018               2017              Change
                                                                           ----------------  ------------------ -----------------
Deferred tax assets:
Ordinary
Policyholder reserves                                                            $ 229,830           $ 247,035         $ (17,205)
Investments                                                                          1,738               1,973              (235)
Deferred acquisition costs                                                         155,431             146,339             9,092
Fixed assets                                                                         9,894               8,955               939
Compensation and benefits accrual                                                    2,045               1,850               195
Pension accrual                                                                     26,996              24,762             2,234
Receivables - nonadmitted                                                            1,075                 165               910
Other (including items <5% of total ordinary tax assets)                            10,815               8,759             2,056
                                                                           ----------------  ------------------ -----------------
Subtotal                                                                           437,824             439,838            (2,014)

Nonadmitted                                                                         82,566                   -            82,566
                                                                           ----------------  ------------------ -----------------

Admitted ordinary deferred tax assets                                              355,258             439,838           (84,580)

Capital
Investments                                                                          3,334              53,583           (50,249)
Net capital loss carry-forward                                                       8,340                   -             8,340
                                                                           ----------------  ------------------ -----------------
Subtotal                                                                            11,674              53,583           (41,909)
                                                                           ----------------  ------------------ -----------------
Admitted capital deferred tax assets                                                11,674              53,583           (41,909)
                                                                           ----------------  ------------------ -----------------

Admitted deferred tax assets                                                     $ 366,932           $ 493,421        $ (126,489)
                                                                           ----------------  ------------------ -----------------

Deferred Tax Liabilities:
Ordinary
Investments                                                                       $ 27,376            $ 91,202         $ (63,826)
Fixed assets                                                                         9,909               8,857             1,052
Deferred and uncollected premium                                                    32,732              31,766               966
Policyholder reserves                                                               90,591              86,474             4,117
Other (including items <5% of total ordinary tax liabilities)                           98                 569              (471)
                                                                           ----------------  ------------------ -----------------
Subtotal                                                                           160,706             218,868           (58,162)

Capital
Investments                                                                              -                 393              (393)
                                                                           ----------------  ------------------ -----------------
Subtotal                                                                                 -                 393              (393)
                                                                           ----------------  ------------------ -----------------
Deferred tax liabilities                                                           160,706             219,262           (58,556)
                                                                           ----------------  ------------------ -----------------

Net deferred tax assets/liabilities                                              $ 206,226           $ 274,158         $ (67,932)
                                                                           ================  ================== =================

        The Tax Cuts and Jobs Act of 2017 (the "Act"), which was enacted on December 22, 2017, reduced the US federal corporate tax rate from 35% to 21%. Many provisions in the Act, including the change in corporate tax rate, took effect on January 1, 2018. SAAP No. 101 requires that the effects of a change in tax rate be recorded in the period in which the law is enacted. As of December 31, 2017, the Company made reasonable estimates of the effects of the tax law change on deferred tax balances; however, the Company did not consider the accounting for the tax effects of the Act complete at that time and had not performed all required computations or fully analyzed or interpreted certain provisions of the new law, including significant revisions to Internal Revenue Code (IRC) Section 807--Rules for certain reserves.

        Under the Act, for taxable years beginning after December 31, 2017 the amount of life insurance tax reserves for any contract will generally be the greater of net surrender value or 92.81% of the reserve determined using the method prescribed by the National Associations of Insurance Commissioners which covers such contract as of the date the reserve is determined. Any decrease in tax reserves as of January 1, 2018 is required to be recognized over an eight-year transition period beginning in 2018. At December 31, 2017 the Company established both a DTA for the deductible temporary difference attributable to the estimated decrease in tax reserves and a DTL for the related taxable income to be recognized over the eight-year transition period (the transition adjustments). Although the tax effects of these transition adjustments offset each other on a gross basis and did not impact surplus directly at December 31, 2017, the estimated amounts and reversal patterns did impact the net admitted DTA resulting from the application of the admissibility tests under SSAP No. 101. Therefore, a subsequent change to the Company's estimates of the transition adjustments could impact the amount of net admitted DTA. The Company accounting for the effect of the Act is now complete and although the amount of the transition adjustments and the estimated reversal patterns of the related deductible temporary differences were revised, these revisions had no impact on the net admitted DTA reported as of December 31, 2017.

        The provision for income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference for the year ended December 31, 2018, are as follows:

                                                               Tax           Effective
                                                             Effect          Tax Rate
                                                        ------------------  ------------

Provision computed at statutory rate                             $ 28,681         21.0%
IMR amortization                                                   (6,726)        -4.9%
Tax exempt income                                                 (11,869)        -8.7%
Tax credits                                                       (40,766)       -29.8%
Change in nonadmitted assets                                         (883)        -0.6%
Rate differential on carryback                                    (34,452)       -25.2%
Other                                                               7,333          5.2%
                                                        ------------------  ------------
Total statutory income taxes                                    $ (58,682)       -43.0%
                                                        ==================  ============

Federal income taxes incurred                                   $ (31,784)       -23.3%
Change in net deferred income taxes                               (26,898)       -19.7%
                                                        ------------------  ------------
Total statutory income taxes                                    $ (58,682)       -43.0%
                                                        ==================  ============

        At December 31, 2018, the Company had no operating loss or tax credit carryforwards available and has not made any deposits under Section 6603 of the Internal Revenue Code.

14.     EMPLOYEE BENEFIT PLANS

        The Company provides certain postretirement health care and life insurance benefits for eligible active employees through health and welfare benefit plans. Substantially all employees working for the Company are eligible for those benefits at retirement. The type and amount of benefit varies based on the plan in effect for a particular employee group.

        The Company anticipates contributing $996 to its health care plan in 2019.

        The following table summarizes the assets, benefit obligations and other information related to these plans as of
        December 31, 2018 and 2017:

                                                                                      Underfunded
                                                                     ----------------------------------------------
Change in Postretirement Benefits                                        2018            2017            2016
-------------------------------------------------------------------  --------------  --------------  --------------
Benefit obligation at beginning of year                                   $ 25,584        $ 23,531        $ 23,088
Service cost                                                                 1,215           1,080           1,138
Interest cost                                                                  912             930             956
Contribution by plan participants                                              205             160             262
Actuarial gain (loss)                                                         (546)            639          (1,194)
Benefits paid                                                                 (882)           (756)           (719)
                                                                     --------------  --------------  --------------
Benefit obligation at end of year                                         $ 26,488        $ 25,584        $ 23,531
                                                                     ==============  ==============  ==============

                                                                                  Postretirement Benefits
                                                                     ----------------------------------------------
Components of net periodic benefit costs                                 2018            2017            2016
-------------------------------------------------------------------  --------------  --------------  --------------
Service cost                                                               $ 1,215         $ 1,080         $ 1,138
Interest cost                                                                  912             930             956
Gains and losses                                                                48               -              90
Prior service cost or credits                                                  104             104             104
                                                                     --------------  --------------  --------------
Total net periodic benefit cost                                            $ 2,279         $ 2,114         $ 2,288
                                                                     ==============  ==============  ==============

Amounts in unassigned funds (surplus) recognized                                  Postretirement Benefits
                                                                     ----------------------------------------------
as components of net periodic benefit cost                               2018            2017            2016
-------------------------------------------------------------------  --------------  --------------  --------------
Net prior service cost or credit recognized                              $ (104)         $ (104)         $ (104)
Net gain and loss arising during the period                                (546)            639          (1,194)
Net gain and loss recognized                                                (48)              -             (90)
                                                                     --------------  --------------  --------------
Items not yet recognized as a component of
net periodic cost - current year                                            $ (698)          $ 535        $ (1,388)
                                                                     ==============  ==============  ==============

Amounts in unassigned funds (surplus) that have not
yet been recognized as components of net periodic                       Postretirement Benefits
                                                                     ------------------------------
benefit cost                                                             2018            2017
-------------------------------------------------------------------  --------------  --------------
Net prior service cost or credit                                          $ 119           $ 223
Net recognized gains and losses                                           1,676           2,270

Weighted-average assuptions used to determine
net periodic benefit cost as of December 31                              2018            2017
-------------------------------------------------------------------  --------------  --------------
Weighted-average discount rate                                           3.50%           4.01%
Expected long-term rate of return on plan assets                          n/a             n/a
Rate of compensation increase                                             n/a             n/a

Weighted-average assumptions used to determine
projected benefit obligation as of December 31                           2018            2017
-------------------------------------------------------------------  --------------  --------------
   Weighted average discount rate                                        4.12%           3.50%
   Rate of compensation increase                                          n/a             n/a

        Assumed  health  care trend  rates have a  significant  effect on the  amounts  reported  for the  health  care plan.  A one-percentage-point change in assumed health care costs trend rates would have the following effect:

                                                                      1 Percent Point       1 Percent Point
                                                                          Increase             Decrease
                                                                   -------------------------------------------
Effect on total of service and interest cost components                           $ 432                $ (338)
Effect on postretirement benefit obligation                                       4,398                (3,524)

        Certain full-time employees of the Company are also eligible to participate in its ESOP benefit plan sponsored by SEI where the Company has no legal obligation for benefits under this plan. Prior to 2010, the majority of SEI's stock was held in the Charles A. Sammons 1987 Charitable Remainder Trust Number Two
        ("CRT"). Prior to his death in 1988, Charles A Sammons, the founder of SEI, established the CRT. The death of his widow, Elaine D. Sammons, in January 2009, initiated the process of settling the CRT. In January
        2010, the 7,664,402 shares of SEI stock held by the CRT were transferred to the ESOP as unallocated shares, which completed the settlement of the CRT. As of December 31, 2018 the ESOP owns 100% of the outstanding stock of SEI.

        Compensation expense is recognized as shares to participants are committed to be released. The offset is recorded to additional paid-in capital in the statements of admitted assets, liabilities and capital and surplus.

        The expense for 2018, 2017 and 2016 was $24,241, $21,325 and $19,657, respectively.

15.     OTHER RELATED PARTY TRANSACTIONS

        The Company pays fees to SEI under management contracts that cover certain investment, accounting, employee benefit and management services. The Company was charged $35,522, $34,175 and $30,900 in 2018, 2017 and
        2016, respectively, related to these contracts.

        In 2013, the Company issued guaranteed investment contracts ("GICs") to SEI for $102,000. In 2016, the
        Company issued additional GICs of $100,000. These contracts totaling $201,757 and $201,297 in 2018 and
        2017, respectively, are included in liabilities for deposit type funds in the statements of admitted assets, liabilities and capital and surplus. These contracts pay between 1.3% and 2.7% interest and mature in equal monthly installments for an additional one year period. Each contract may be renewed for an additional one year period.

        The Company pays investment management fees to an affiliate, Guggenheim Partners Investment Management Inc.
        ("GPIM"). SEI holds an indirect interest in Guggenheim. During 2018, 2017 and 2016, the Company incurred fees of $42,095, $39,481 and $39,007, respectively, for these investment management services. The fees are calculated based on the average fair value of invested assets under management multiplied by a contractual rate.

        Guggenheim Commercial Real Estate Finance, LLC, (an indirect subsidiary of Guggenheim) provides commercial mortgage loan origination and servicing services for the Company. The Company incurred expense of $8,036,
        $8,171 and $8,356 in 2018, 2017 and 2016, respectively, for these commercial mortgage services. The fee is calculated monthly based on the outstanding principal balance of the commercial mortgage loans and real estate owned multiplied by a contractual rate.

        At December 31, 2018, the Company holds an investment security issued by GPIM. The security is reported in invested assets in the statements of admitted assets, liabilities, and capital and surplus at December 31,
        2018 (3.50% interest, $53,569 par, $53,476 reported value, due 2023). At December 31, 2017, the security was reported in invested assets in the statements of admitted assets, liabilities, and capital and surplus at December 31, 2017 (3.50% interest, $59,424 par, $59,304 reported value, due 2023).

        The Company holds $357,013 and $484,597 of investments in debt securities issued by affiliates which are reported in bonds in the statement of admitted assets, liabilities, and capital and surplus at December 31,
        2018 and December 31, 2017, respectively. The Company also holds $515,841 and $642,074 of limited partnership interests in affiliates which are reported in other invested assets in the statement of admitted assets, liabilities, and capital and surplus at December 31, 2018 and 2017, respectively.

        The Company provided certain investment, accounting, policy administration and management services to North
        American. The Company received reimbursements of $134,271, $115,044 and $107,267 in 2018, 2017 and 2016,
        respectively, for the costs incurred to render such services.

        The Company provides certain insurance and noninsurance services to MNL Re. The Company received reimbursements of $100 in each of 2018, 2017 and 2016 for the costs incurred to render such services.

        The Company provides certain insurance and noninsurance services to Solberg Re. The Company received reimbursements of $100 in each of 2018, 2017 and 2016 for the costs incurred to render such services.

        The Company provided certain investment, accounting, payroll administration and management series to SIG for which it was reimbursed $6,676, $5,421 and $15,518 in 2018, 2017 and 2016, respectively, for costs incurred to render such services.

        The Company provided certain investment, accounting, payroll administration and management series to SFN for which it was reimbursed $26,134, $30,915 and $17,423 in 2018, 2017 and 2016, respectively, for costs incurred to render such services.

        The Company issued surplus notes payable to SFG. The borrowings was $837,000 as of December 31, 2018 and
        2017. The Company paid interest to SFG in the amount of $54,350, $31,197 and $31,669 in 2018, 2017 and
        2016, respectively. See Note 12 for further discussion of these surplus notes.

        The Company is party to a reinsurance agreement with GLAC. See Note 8 for further discussion of this transaction.

        The Company is party to a coinsurance agreement with North American. See Note 8 for further discussion on these transactions.

        The Company is party to coinsurance agreements with MNL Re and Solberg Re. See Note 8 for further discussion of these transactions.

16.     COMMITMENTS AND CONTINGENCIES

       Limited partnership commitments

       At December 31, 2018, the Company had outstanding capital commitments to limited partnerships of $373,411.

        Lease commitments

        The Company leases certain equipment and office space. Rental expense on operating leases of $4,468, $4,553 and $4,400 were incurred in 2018, 2017 and 2016, respectively. The approximate future minimum lease payments under these non-cancelable leases at December 31, 2018 are as follows:

                                 2018       $ 3,233
                                 2019         3,384
                                 2020           760
                                 2021           526
                                 2022           535
                           Thereafter           763

        Other contingencies

        Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

        The Company has, in the normal course of business, claims and lawsuits filed against it. In some cases the damages sought are substantially in excess of contractual policy benefits.
        The Company believes these claims and lawsuits, either individually or in the aggregate, will not materially affect the Company's financial position or results of operations.

17.     SUBSEQUENT EVENTS

        The Company evaluated subsequent events through April 25, 2019, the date the financial statements were available to be issued. There were no subsequent event transactions that required disclosure in the financial statements.

Midland National Life Insurance Company
Separate Account C
Financial Statements
December 31, 2018 and 2017

Midland National Life Insurance Company
Separate Account C
Index
------------------------------------------------------------------------------------------------------------------------

                                                                                                                Page(s)
  Report of Independent Registered Public Accounting Firm............................................................1-8

  Financial Statements

  Statements of Net Assets..........................................................................................9-15

  Statements of Operations.........................................................................................16-22

  Statements of Changes in Net Assets..............................................................................23-36

  Notes to Financial Statements....................................................................................37-97

                               Report of Independent Registered Public Accounting Firm

         To the Board of Directors of Midland National Life Insurance Company and the Policyowners of Midland National
         Life Insurance Company Separate Account C

         Opinions on the Financial Statements

         We have audited the accompanying financial statements of each of the subaccounts listed in the table below
         (constituting Midland National Life Insurance Company Separate Account C, hereafter collectively referred to as the
         "Subaccounts"), including the statements of net assets as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, (collectively referred to as the "financial statements").
         In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Subaccounts as of December 31, 2018, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

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         ------------------------------------------------------------------------------------------------------------------------
           Fidelity Variable Insurance Products - Balanced Portfolio   PIMCO Variable Insurance Trust - All Asset Portfolio (1)
           (1)
         ------------------------------------------------------------------------------------------------------------------------
           Fidelity Variable Insurance Products - Growth &             PIMCO Variable Insurance Trust - Global Multi-
           Income Portfolio (1)                                        Asset Managed Allocation Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Fidelity Variable Insurance Products - Growth               PIMCO Variable Insurance Trust - Short-Term Portfolio
           Opportunities Portfolio (1)                                 (1)
         ------------------------------------------------------------------------------------------------------------------------
           Fidelity Variable Insurance Products - Value Strategies     PIMCO Variable Insurance Trust - Emerging Markets
           Portfolio (1)                                               Bond Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Fidelity Variable Insurance Products - Strategic            PIMCO Variable Insurance Trust - Global Bond
           Income Portfolio (1)                                        Opportunities Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Fidelity Variable Insurance Products - Emerging             PIMCO Variable Insurance Trust - Commodity Real
           Markets Portfolio (1)                                       Return Strategy Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Fidelity Variable Insurance Products - Real Estate          PIMCO Variable Insurance Trust - International Bond
           Portfolio (1)                                               (USD-Hedged) Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Fidelity Variable Insurance Products - Funds                PIMCO Variable Insurance Trust - Dynamic Bond Adv
           Manager 50% Portfolio (1)                                   Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Fidelity Variable Insurance Products - Funds Manager        PIMCO Variable Insurance Trust - Income Advisor
           70% Portfolio (1)                                           Portfolio (3)
         ------------------------------------------------------------------------------------------------------------------------
           Fidelity Variable Insurance Products - Funds                Goldman Sachs Variable Insurance Trust - Small
           Manager 85% Portfolio (1)                                   Cap Equity Insights Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           Fidelity Variable Insurance Products - Government
           Money Market Portfolio Service Class 2 (1)                  Goldman Sachs Variable Insurance Trust - Large
                                                                       Cap Value Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           American Century Variable Portfolios, Inc. -                Goldman Sachs Variable Insurance Trust - Mid
           Balanced Fund (1)                                           Cap Value Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           American Century Variable Portfolios, Inc. -                Neuberger Berman Advisors Management Trust -
           Capital Appreciation Fund (1)                               Mid-Cap Growth Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           American Century Variable Portfolios, Inc. -                Neuberger Berman Advisors Management Trust -
           International Fund (1)                                      AMT Mid Cap Intrinsic Value Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           American Century Variable Portfolios, Inc. - Value Fund     Dreyfus Variable Investment Fund - Appreciation
           (1)                                                         Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           American Century Variable Portfolios, Inc. - Income &       Dreyfus Variable Investment Fund - International Value
           Growth Fund (1)                                             Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           American Century Variable Portfolios, Inc. -                Dreyfus Variable Investment Fund - Sustainable U.S.
           Inflation Protection Fund (1)                               Equity Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           American Century Variable Portfolios, Inc. - Large          Invesco Van Kampen Variable Insurance Fund -
           Company Value Fund (1)                                      Growth and Income Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           American Century Variable Portfolios, Inc. - Mid Cap        Invesco Van Kampen Variable Insurance Fund - Value
           Value Fund (1)                                              Opportunities Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           American Century Variable Portfolios, Inc. - Ultra          Invesco Van Kampen Variable Insurance Fund -
           Fund (1)                                                    American Value Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           MFS Variable Insurance Trust - Research Series (1)          Morgan Stanley Variable Institutional Funds -
                                                                       Emerging Markets Debt Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
                                                                       Morgan Stanley Variable Institutional Funds -
           MFS Variable Insurance Trust - Growth Series (1)            Emerging Markets Equity Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           MFS Variable Insurance Trust - Investors Trust Series (1)   Morgan Stanley Variable Institutional Funds - Mid Cap
                                                                       Growth Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           MFS Variable Insurance Trust - New Discovery Series (1)
                                                                       Morgan Stanley Variable Institutional Funds - U.S. Real
                                                                       Estate Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           MFS Variable Insurance Trust - Corporate Bond               Northern Lights Variable Trust - Power Income
           Portfolio (1)                                               Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           MFS Variable Insurance Trust - Emerging Markets Equity      Northern Lights Variable Trust - Power Dividend Index
           Portfolio (1)                                               Fund (3)
         ------------------------------------------------------------------------------------------------------------------------
           MFS Variable Insurance Trust - Technology                   AB Variable Products Series - Real Estate
           Portfolio (1)                                               Investment Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           MFS Variable Insurance Trust - Global Tactical              AB Variable Products Series - Dynamic Asset
           Allocation Portfolio (1)                                    Allocation Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           MFS Variable Insurance Trust - International                AB Variable Products Series - Small Cap Growth
           Value Portfolio (1)                                         Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           MFS Variable Insurance Trust - Utilities Series Portfolio   AB Variable Products Series - Small Mid Cap
           (1)                                                         Value Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           MFS Variable Insurance Trust - Blended Research Core        BlackRock Variable Series Fund, Inc. - Basic Value
           Equity Portfolio (1)                                        Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           Lord Abbett Series Fund, Inc. - Growth & Income             BlackRock Variable Series Fund, Inc. - Capital
           Portfolio (1)                                               Appreciation Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           Lord Abbett Series Fund, Inc. - Mid-Cap Stock               BlackRock Variable Series Fund, Inc. - Equity
           Portfolio (1)                                               Dividend Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           Lord Abbett Series Fund, Inc. - International               BlackRock Variable Series Fund, Inc. - Global
           Opportunities Portfolio (1)                                 Allocation Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           Lord Abbett Series Fund, Inc. - Bond-Debenture              BlackRock Variable Series Fund, Inc. - Advantage
           Portfolio (1)                                               Large Cap Core Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           Lord Abbett Series Fund, Inc. - Fundamental                 BlackRock Variable Series Fund, Inc. - Large Cap
           Equity Portfolio (1)                                        Focus Growth Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           Lord Abbett Series Fund, Inc. - Developing                  BlackRock Variable Series Fund, Inc. - iShares
           Growth Portfolio (1)                                        Dynamic Allocation Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           Lord Abbett Series Fund, Inc. - Short Duration Income       BlackRock Variable Series Fund, Inc. - Total Return
           Portfolio (1)                                               Portfolio (6)
         ------------------------------------------------------------------------------------------------------------------------
           Alger Fund - LargeCap Growth Portfolio (1)                  BlackRock Variable Series Fund, Inc. - S&P 500
                                                                       Portfolio (6)
         ------------------------------------------------------------------------------------------------------------------------
           Alger Fund - MidCap Growth Portfolio (1)                    Columbia Variable Portfolio - Contrarian Core 2
                                                                       Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
                                                                       Columbia Variable Portfolio - Dividend
           Alger Fund - Capital Appreciation Portfolio (1)             Opportunity Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Alger Fund - SmallCap Growth Portfolio (1)                  Columbia Variable Portfolio - Emerging Markets Bond
                                                                       Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Alger Fund - Capital Appreciation Portfolio Class S (1)     Columbia Variable Portfolio - High Yield Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Calvert Variable Series, Inc. - Mid Cap Growth Portfolio    Columbia Variable Portfolio - Select Large-Cap Value
           (1)                                                         Portfolio (3)
         ------------------------------------------------------------------------------------------------------------------------
           Calvert Variable Series, Inc. - S&P 500 Index               Columbia Variable Portfolio - Seligman Global
           Portfolio (1)                                               Tech Portfolio (3)
         ------------------------------------------------------------------------------------------------------------------------
           Calvert Variable Series, Inc. - SRI Balanced                Columbia Variable Portfolio - US Government
           Portfolio (5)                                               Mortgage Portfolio (3)
         ------------------------------------------------------------------------------------------------------------------------
           Invesco Variable Insurance Funds - Technology Fund (1)      DWS Variable Insurance Portfolios - Equity 500 Index
                                                                       Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Invesco Variable Insurance Funds - Managed                  DWS Variable Insurance Portfolios - Small Cap
           Volatility Fund (1)                                         Index Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Invesco Variable Insurance Funds - Diversified Dividend     DWS Variable Insurance Portfolios - Alternative Asset
           Fund (1)                                                    Allocation Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Invesco Variable Insurance Funds - Health Care              DWS Variable Insurance Portfolios - Global Small
           Fund (1)                                                    Cap Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Invesco Variable Insurance Funds - Global Real              DWS Variable Insurance Portfolios - Small Mid Cap
           Estate Fund (1)                                             Value Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Invesco Variable Insurance Funds - International            DWS Variable Insurance Portfolios - CROCI US
           Growth Fund (1)                                             Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Invesco Variable Insurance Funds - Mid Cap Core             Eaton Vance Variable Trust - Floating Rate
           Equity Fund (1)                                             Income Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           J.P. Morgan Series Trust II - Core Bond Portfolio (1)       First Investors Life Series - Total Return Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           J.P. Morgan Series Trust II - Small Cap Core                First Investors Life Series - International Portfolio (1)
           Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Rydex Variable Trust - Nova Fund (1)                        First Investors Life Series - Opportunity Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
                                                                       First Investors Life Series - Covered Call Strategy
           Rydex Variable Trust - NASDAQ-100 Fund (1)                  Portfolio (3)
         ------------------------------------------------------------------------------------------------------------------------
           Rydex Variable Trust - U.S. Government Money                Franklin Templeton Variable Insurance Products -
           Market Fund (1)                                             Mutual Shares Fund Trust (1)
         ------------------------------------------------------------------------------------------------------------------------
           Rydex Variable Trust - Inverse S&P 500 Strategy Fund (1)    Franklin Templeton Variable Insurance Products Trust -
                                                                       Income Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           Rydex Variable Trust - Inverse NASDAQ-100                   Franklin Templeton Variable Insurance Products Trust -
           Strategy Fund (1)                                           Global Bond Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           Rydex Variable Trust - Inverse Government Long Bond         Franklin Templeton Variable Insurance Products Trust -
           Strategy Fund (1)                                           Foreign Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           Rydex Variable Trust - Government Long Bond 1.2x            Franklin Templeton Variable Insurance Products Trust -
           Strategy (1)                                                Developing Markets Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           Rydex Variable Trust - NASDAQ-100 2x Strategy               Franklin Templeton Variable Insurance Products Trust -
           Fund (1)                                                    Mutual Global Discovery Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           Rydex Variable Trust - Inverse Dow 2x Strategy Fund (1)     Franklin Templeton Variable Insurance Products Trust -
                                                                       Rising Dividends Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           Rydex Variable Insurance Fund - Biotechnology Fund (1)      Ivy Variable Insurance Portfolios - Asset Strategy
                                                                       Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Rydex Variable Insurance Fund - S&P 500 Pure                Ivy Variable Insurance Portfolios - Balanced
           Growth Fund (1)                                             Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Rydex Variable Insurance Fund - S&P MidCap 400              Ivy Variable Insurance Portfolios - Global Equity
           Pure Growth Fund (1)                                        Income Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Guggenheim Variable Insurance Fund - Long                   Ivy Variable Insurance Portfolios - Energy
           Short Equity Fund (1)                                       Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Guggenheim Variable Insurance Fund - Multi-                 Ivy Variable Insurance Portfolios - Global Bond
           Hedge Strategies Fund (1)                                   Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Guggenheim Variable Insurance Fund - Global Managed         Ivy Variable Insurance Portfolios - Natural Resources
           Futures Strategy Fund (1)                                   Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           Guggenheim Variable Insurance Fund - Small Cap              Ivy Variable Insurance Portfolios - Growth
           Value Fund (1)                                              Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Access VP High Yield Fund (1)                 Ivy Variable Insurance Portfolios - High Income
                                                                       Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Asia 30 (1)                                   Ivy Variable Insurance Portfolios - International
                                                                       Core Equity Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Banks (1)                                     Ivy Variable Insurance Portfolios - Global Growth
                                                                       Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
                                                                       Ivy Variable Insurance Portfolios - Mid Cap
           ProFunds VP - Basic Materials (1)                           Growth Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
                                                                       Ivy Variable Insurance Portfolios - Science and
           ProFunds VP - Bear (1)                                      Technology Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------

           ProFunds VP - Biotechnology (1)                             Ivy Variable Insurance Portfolios - Small Cap Growth
                                                                       Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Bull (1)                                      Ivy Variable Insurance Portfolios - Small Cap Core
                                                                       Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
                                                                       Lazard Retirement Series, Inc. - International
           ProFunds VP - Consumer Goods (1)                            Equity Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Consumer Services (1)                         Lazard Retirement Series, Inc. - Global Dynamic
                                                                       Multi Asset Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
                                                                       Legg Mason Partners Variable Equity Trust - Western
           ProFunds VP - Dow 30 (1)                                    Asset Variable Global High Yield Bond Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
                                                                       Legg Mason Partners Variable Equity Trust -
           ProFunds VP - Emerging Markets (1)                          ClearBridge Variable Mid Cap Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
                                                                       Legg Mason Partners Variable Equity Trust -
           ProFunds VP - Europe 30 (1)                                 ClearBridge Variable Dividend Strategy Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Falling U.S. Dollar (1)                       Legg Mason Partners Variable Equity Trust -
                                                                       ClearBridge Variable Small Cap Growth Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Financials (1)                                Legg Mason Partners Variable Equity Trust -
                                                                       ClearBridge Variable Aggressive Growth Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Health Care (1)                               Legg Mason Partners Variable Equity Trust - Western
                                                                       Asset Variable Core Bond Plus Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Industrials (1)                               Legg Mason Partners Variable Equity Trust -
                                                                       ClearBridge Variable Large Cap Growth Portfolio (3)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - International (1)                             QS Legg Mason Partners Variable Income Trust -
                                                                       Dynamic Multi Strategy Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Internet (1)                                  Pioneer Variable Contracts Trust - Fund Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Japan (1)                                     Pioneer Variable Contracts Trust - Bond Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Large-Cap Growth (1)                          Pioneer Variable Contracts Trust - Strategic
                                                                       Income Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Large-Cap Value (1)                           Pioneer Variable Contracts Trust - Equity Income
                                                                       Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Mid-Cap (1)                                   Pioneer Variable Contracts Trust - High Yield
                                                                       Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Mid-Cap Growth (1)                            Prudential Series Funds - Jennison 20/20 Focus
                                                                       Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
                                                                       Prudential Series Funds - Natural Resources
           ProFunds VP - Mid-Cap Value (1)                             Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
                                                                       Prudential Series Funds - SP Prudential US
           ProFunds VP - Government Money Market (1)                   Emerging Growth Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Oil & Gas (1)                                 Royce Capital Fund - Micro-Cap Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - NASDAQ-100 (1)                                Royce Capital Fund - Small Cap Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Pharmaceuticals (1)                           Alps - Alerian Energy Infrastructure Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
                                                                       Alps - Red Rocks Listed Private Equity Portfolio (1)
           ProFunds VP - Precious Metals (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Real Estate (1)                               American Funds IS - Asset Allocation Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Rising Rates Opportunity (1)                  American Funds IS - Blue Chip Income and
                                                                       Growth Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Semiconductor (1)                             American Funds IS - Ultra-Short Bond Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Short Dow 30 (1)                              American Funds IS - Capital Income Builder Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Short Emerging Markets (1)                    American Funds IS - Global Growth Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
                                                                       American Funds IS - Global Growth and Income
           ProFunds VP - Short International (1)                       Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Short Mid-Cap (1)                             American Funds IS - Global Small Capitalization Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Short NASDAQ-100 (1)                          American Funds IS - Growth Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Short Small-Cap (1)                           American Funds IS - Growth-Income Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Small-Cap (1)                                 American Funds IS - International Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Small-Cap Growth (1)                          American Funds IS - International Growth and Income
                                                                       Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Small-Cap Value (1)                           American Funds IS - New World Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Technology (1)                                American Funds IS - U.S. Government/AAA-
                                                                       Rated Securities Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
                                                                       Oppenheimer VA Service Class - Total Return
           ProFunds VP - Telecommunications (1)                        Bond Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
                                                                       Oppenheimer VA Service Class - Discovery Mid
           ProFunds VP - U.S. Government Plus (1)                      Cap Growth Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - UltraBull (1)                                 Oppenheimer VA Service Class - Global Multi-
                                                                       Alternatives Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - UltraMid-Cap (1)                              Oppenheimer VA Service Class - Global Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
                                                                       Oppenheimer VA Service Class - International
           ProFunds VP - UltraNASDAQ-100 (1)                           Growth Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - UltraShort Dow 30 (1)                         Oppenheimer VA Service Class - Main Street Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - UltraShort NASDAQ-100 (1)                     Oppenheimer VA Service Class - Main Street Small Cap
                                                                       Fund (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - UltraSmall-Cap (1)                            T. Rowe Price - Blue Chip Growth Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           ProFunds VP - Utilities (1)                                 T. Rowe Price - Health Sciences Portfolio (1)
         ------------------------------------------------------------------------------------------------------------------------
           VanEck Worldwide Insurance Trust - Global Hard              John Hancock Variable Insurance Trust -
           Assets Fund (1)                                             Financial Industries Portfolio (5)
         ------------------------------------------------------------------------------------------------------------------------
           VanEck Worldwide Insurance Trust - Emerging                 John Hancock Variable Insurance Trust -
           Markets Fund (1)                                            Fundamental All Cap Core Portfolio (5)
         ------------------------------------------------------------------------------------------------------------------------
           VanEck Worldwide Insurance Trust - Unconstrained            John Hancock Variable Insurance Trust - Select
           Emerging Markets Bond Fund (1)                              Bond Portfolio (5)
         ------------------------------------------------------------------------------------------------------------------------
           Janus Henderson Series - Global Technology Portfolio (1)    John Hancock Variable Insurance Trust - Strategic
                                                                       Income Opportunities Portfolio (5)
         ------------------------------------------------------------------------------------------------------------------------
           Janus Henderson Series - Overseas Portfolio (1)             Eaton Vance Variable Trust - Large-Cap Value
                                                                       Portfolio (2)
         ------------------------------------------------------------------------------------------------------------------------
           Northern Lights Variable Trust - Adaptive                   BlackRock Variable Series Fund, Inc. - iShares
           Allocation Portfolio (2)                                    Equity Appreciation Fund (4)
         ------------------------------------------------------------------------------------------------------------------------

           BlackRock Variable Series Fund, Inc. - iShares Dynamic      BlackRock Variable Series Fund, Inc. - iShares
           Fixed Income Fund (4)                                       Alternative Strategies Fund (7)
         ------------------------------------------------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------------------------------------------
           (1) Statements of operations for the year ended December 31, 2018, and statements of changes in net assets for the years ended December 31, 2018 and 2017.
         ------------------------------------------------------------------------------------------------------------------------
           (2) Statements of changes in net assets for the year ended December 31, 2017.
         ------------------------------------------------------------------------------------------------------------------------
           (3) Statements of net assets and statements of operations for the year ended December 31, 2018, and statements of changes in net assets for the year ended December 31, 2018 and the period August 1, 2017 (date of introduction)
           through December 31, 2017.
         ------------------------------------------------------------------------------------------------------------------------
           (4) Statements of operations for the period January 1, 2018 through March 29, 2018 (date of liquidation), and statements of changes in net assets for the period January 1, 2018 through March 29, 2018 and the year ended
           December 31, 2017.
         ------------------------------------------------------------------------------------------------------------------------
           (5) Statements of net assets and statements of operations for the year ended December 31, 2018, and statements of changes in net assets for the period May 1, 2018 (date of introduction) through December 31, 2018.
         ------------------------------------------------------------------------------------------------------------------------

           (6) Statements of operations for the year ended December 31, 2018, and statements of changes in net assets for the period June 18, 2018 (date of introduction) through December 31, 2018.
         ------------------------------------------------------------------------------------------------------------------------
           (7) Statements of operations for the period January 1, 2018 through August 31, 2018 (date of liquidation), and statements of changes in net assets for the period January 1, 2018 through August 31, 2018 and the year ended
           December 31, 2017.
         ------------------------------------------------------------------------------------------------------------------------

         Basis for Opinions

         These financial statements are the responsibility of the management of Midland National Life Insurance Company.
         Our responsibility is to express an opinion on the financial statements of each of the Subaccounts based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United
         States) (PCAOB) and are required to be independent with respect to each of the Subaccounts in accordance with the
         U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

         We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

         Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

         Pricewaterhouse Coopers LLP
         April 25, 2019

         We have served as the auditor of one or more of the Subaccounts in Midland National Life Insurance Company
         Separate Account C since 1993.

PricewaterhouseCoopers LLP, 699 Walnut Street, Suite 1300 Des Moines, IA 50309
T: (515) 246 3800, F: (515) 246 3811, www.pwc.com/us

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                                Statements of Net Assets
                                                   December 31, 2018
------------------------------------------------------------------------------------------------------------------------

Assets:
    Investments in portfolio shares, at fair value (Note 1):        Shares             Cost             Net Assets
                                                                ---------------  ------------------  -----------------
      Fidelity Variable Insurance Products
         Government Money Market Portfolio                          11,296,135        $ 11,296,135       $ 11,296,135
         High Income Portfolio                                         852,682           4,484,743          4,109,077
         Equity-Income Portfolio                                       327,323           7,053,980          6,570,148
         Growth Portfolio                                              107,435           6,139,469          6,756,009
         Overseas Portfolio                                            303,653           5,846,228          5,760,737
         Mid Cap Portfolio                                             439,415          14,628,296         12,880,026
         Asset Manager Portfolio                                        73,126           1,099,539            988,568
         Investment Grade Bond Portfolio                               273,334           3,437,797          3,319,039
         Index 500 Portfolio                                            60,722          11,432,160         15,222,800
         Contrafund Portfolio                                          828,176          27,081,470         26,061,685
         Asset Manager: Growth Portfolio                                41,440             689,077            692,215
         Balanced Portfolio                                            146,127           2,441,865          2,415,987
         Growth & Income Portfolio                                      71,175           1,406,787          1,369,397
         Growth Opportunities Portfolio                                 58,249           1,967,813          2,202,365
         Value Strategies Portfolio                                    310,557           4,302,256          3,481,341
         Strategic Income Portfolio                                    877,034           9,890,993          9,340,409
         Emerging Markets Portfolio                                    315,775           3,367,365          3,145,115
         Real Estate Portfolio                                         837,996          15,884,491         13,743,142
         Funds Manager 50% Portfolio                                   284,020           3,549,052          3,305,990
         Funds Manager 70% Portfolio                                   187,610           2,369,314          2,187,534
         Funds Manager 85% Portfolio                                    76,089             973,936            881,870
         Government Money Market Portfolio Service Class 2           2,550,426           2,550,426          2,550,426
      American Century Variable
       Portfolios, Inc.
         Balanced Fund                                                 175,414           1,260,954          1,243,684
         Capital Appreciation Fund                                     110,161           1,651,203          1,560,985
         International Fund                                            304,265           3,216,524          2,900,218
         Value Fund                                                  4,894,303          48,476,295         49,039,862
         Income & Growth Fund                                          163,961           1,627,113          1,478,926
         Inflation Protection Fund                                     589,185           6,005,363          5,679,743
         Large Company Value Fund                                       31,758             481,038            431,595
         Mid Cap Value Fund                                          1,101,438          22,371,504         20,178,339
         Ultra Fund                                                    255,283           4,679,222          4,360,242
      MFS Variable Insurance Trust
         Research Series                                                21,989             619,866            544,784
         Growth Series                                                  34,318           1,522,360          1,590,189
         Investors Trust Series                                          9,203             267,242            247,965
         New Discovery Series                                          207,642           3,680,487          3,381,752
         Corporate Bond Portfolio                                      282,271           3,208,087          3,009,012
         Emerging Markets Equity Portfolio                             184,267           2,996,483          2,677,402
         Technology Portfolio                                          186,287           3,193,034          3,062,555
         Global Tactical Allocation Portfolio                           71,210           1,103,691          1,019,727
         International Value Portfolio                                 461,181          11,327,544         11,345,060
         Utilities Series Portfolio                                    277,398           7,837,346          8,005,693
         Blended Research Core Equity Portfolio                         46,607           2,368,341          2,091,274

                       The accompanying notes are an integral part of these financial statements

                                                              9

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                                Statements of Net Assets
                                                   December 31, 2018
------------------------------------------------------------------------------------------------------------------------

Assets:
    Investments in portfolio shares, at fair value (Note 1):        Shares             Cost             Net Assets
                                                                ---------------  ------------------  -----------------
      Lord Abbett Series Fund, Inc.
         Growth & Income Portfolio                                      46,284           1,555,659          1,418,592
         Mid-Cap Stock Portfolio                                       101,568           2,345,651          2,017,140
         International Opportunities Portfolio                         913,322           7,713,703          5,854,396
         Bond-Debenture Portfolio                                    1,610,215          19,542,580         17,841,186
         Fundamental Equity Portfolio                                  107,036           1,856,268          1,512,416
         Developing Growth Portfolio                                   101,699           3,009,213          2,539,423
         Short Duration Income Portfolio                             1,200,326          17,433,831         16,864,578
      Alger Fund
         LargeCap Growth Portfolio                                     109,841           6,467,024          5,649,133
         MidCap Growth Portfolio                                       169,571           3,514,899          3,315,112
         Capital Appreciation Portfolio                                 45,651           3,487,641          3,107,490
         SmallCap Growth Portfolio                                      27,336             659,640            640,494
         Capital Appreciation Portfolio Class S                        545,033          38,795,172         35,116,472
      Calvert Variable Series, Inc.
         Mid Cap Growth Portfolio                                       71,016           2,279,665          1,951,529
         S&P 500 Index Portfolio                                        10,839           1,374,038          1,335,229
         SRI Balanced Portfolio                                        131,341             301,313            256,115
      Invesco Variable Insurance Funds
         Technology Fund                                                40,491             931,412            887,568
         Managed Volatility Fund                                        77,601             959,704            856,720
         Diversified Dividend Fund                                      30,236             774,849            716,583
         Health Care Fund                                               62,981           1,798,200          1,474,378
         Global Real Estate Fund                                        11,244             184,373            168,990
         International Growth Fund                                       4,714             167,450            153,261
         Mid Cap Core Equity Fund                                       20,610             273,074            220,938
      J.P. Morgan Series Trust II
         Core Bond Portfolio                                           299,245           3,221,061          3,189,953
         Small Cap Core Portfolio                                       84,455           1,868,650          1,781,995
      Rydex Variable Trust
         Nova Fund                                                       7,417             689,168            701,253
         NASDAQ-100 Fund                                                28,921           1,102,713          1,057,358
         U.S. Government Money Market Fund                             445,354             445,354            445,354
         Inverse S&P 500 Strategy Fund                                     788              99,068             57,051
         Inverse NASDAQ-100 Strategy Fund                                  861             100,194             49,606
         Inverse Government Long Bond Strategy Fund                        371              38,156             36,479
         Government Long Bond 1.2x Strategy                              5,252             168,631            155,464
         NASDAQ-100 2x Strategy Fund                                         -                   -                  -
         Inverse Dow 2x Strategy Fund                                        -                   -                  -
      Rydex Variable Insurance Fund
         Biotechnology Fund                                             68,800           5,455,322          5,377,373
         S&P 500 Pure Growth Fund                                       78,450           3,901,986          3,449,466
         S&P MidCap 400 Pure Growth Fund                                44,750           1,660,965          1,402,480
      Guggenheim Variable Insurance Fund
         Long Short Equity Fund                                         46,786             709,521            617,103
         Multi-Hedge Strategies Fund                                    95,780           2,295,154          2,257,538
         Global Managed Futures Strategy Fund                           25,289             443,654            392,483
         Small Cap Value Fund                                           65,094           2,932,824          2,355,101

                       The accompanying notes are an integral part of these financial statements

                                                              10

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                                Statements of Net Assets
                                                   December 31, 2018
------------------------------------------------------------------------------------------------------------------------

Assets:
    Investments in portfolio shares, at fair value (Note 1):        Shares             Cost             Net Assets
                                                                ---------------  ------------------  -----------------
      ProFunds VP
         Access VP High Yield Fund                                       9,676             269,565            258,731
         Asia 30                                                         1,229              64,239             60,652
         Banks                                                           2,047              37,087             43,616
         Basic Materials                                                   753              42,659             42,888
         Bear                                                            2,532              98,229             87,088
         Biotechnology                                                   4,898             335,502            321,578
         Bull                                                           16,199             730,076            687,801
         Consumer Goods                                                  1,661              97,628             76,661
         Consumer Services                                               1,780             122,433            123,818
         Dow 30                                                          6,562             179,380            151,386
         Emerging Markets                                                3,041              77,455             71,589
         Europe 30                                                       3,414              78,893             70,156
         Falling U.S. Dollar                                             1,822              40,996             32,846
         Financials                                                      1,317              52,030             49,249
         Health Care                                                     6,828             507,013            490,365
         Industrials                                                     1,513             101,460            110,012
         International                                                   2,718              57,184             44,929
         Internet                                                        3,434             380,699            385,249
         Japan                                                           1,041              49,071             47,826
         Large-Cap Growth                                               11,382             769,994            740,051
         Large-Cap Value                                                10,633             467,708            439,372
         Mid-Cap                                                       135,780           2,665,754          2,630,056
         Mid-Cap Growth                                                  7,168             327,178            276,021
         Mid-Cap Value                                                   3,249             141,348            114,532
         Government Money Market                                     5,522,693           5,522,693          5,522,693
         Oil & Gas                                                      14,158             503,127            410,449
         NASDAQ-100                                                     17,987             702,712            685,118
         Pharmaceuticals                                                 3,215             123,583            112,035
         Precious Metals                                                33,950             616,600            580,199
         Real Estate                                                     4,289             258,938            233,780
         Rising Rates Opportunity                                        2,193             118,912            106,509
         Semiconductor                                                     750              38,336             33,289
         Short Dow 30                                                      338               3,790              3,664
         Short Emerging Markets                                              -                   -                  -
         Short International                                             1,795              20,443             19,689
         Short Mid-Cap                                                     113               4,370              3,990
         Short NASDAQ-100                                                   36                 564                405
         Short Small-Cap                                                 1,446              24,927             20,735
         Small-Cap                                                       7,308             245,404            209,307
         Small-Cap Growth                                                7,450             288,588            257,385
         Small-Cap Value                                                 2,181             107,100             86,612
         Technology                                                      3,812             131,563            152,767
         Telecommunications                                                477              18,059             13,550
         U.S. Government Plus                                           11,127             251,883            257,704
         UltraBull                                                      45,968             611,531            466,571
         UltraMid-Cap                                                   14,660             641,610            610,133
         UltraNASDAQ-100                                                 5,092             499,419            346,340
         UltraShort Dow 30                                                 508               8,818              3,200
         UltraShort NASDAQ-100                                             121              23,312              4,703
         UltraSmall-Cap                                                  8,517             171,410            137,118
         Utilities                                                       1,780              81,680             78,896

                       The accompanying notes are an integral part of these financial statements

                                                              11

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                                Statements of Net Assets
                                                   December 31, 2018
------------------------------------------------------------------------------------------------------------------------

Assets:
    Investments in portfolio shares, at fair value (Note 1):        Shares             Cost             Net Assets
                                                                ---------------  ------------------  -----------------
      VanEck Worldwide Insurance Trust
         Global Hard Assets Fund                                       312,885           7,535,480          5,266,523
         Emerging Markets Fund                                         122,139           1,566,421          1,457,114
         Unconstrained Emerging Markets Bond Fund                       63,510             540,122            492,835
      Janus Henderson Series
         Global Technology Portfolio                                   307,232           3,585,314          3,437,928
         Overseas Portfolio                                             15,406             419,525            395,000
         Research Portfolio                                             14,143             440,514            464,875
         Enterprise Services Portfolio                                 257,795          16,509,954         16,238,499
         Global Research Portfolio                                      14,813             674,368            683,618
         Mid Cap Value Portfolio                                       189,355           3,033,381          2,579,014
         Balanced Portfolio                                            692,004          24,206,611         24,628,415
         Flexible Bond Portfolio                                       433,665           5,463,341          5,303,727
         GI Unconstrained Bond Portfolio                               104,785           1,008,546            942,017
      PIMCO Variable Insurance Trust
         Total Return Portfolio                                      4,512,140          49,245,259         47,287,227
         Low Duration Portfolio                                      2,448,637          24,999,005         24,682,261
         High Yield Portfolio                                        1,002,010           7,720,044          7,294,631
         Real Return Portfolio                                       1,713,245          21,544,887         20,301,950
         All Asset Portfolio                                           456,405           4,674,836          4,586,867
         Global Multi-Asset Managed Allocation Portfolio                40,086             475,327            440,541
         Short-Term Portfolio                                        4,591,603          47,471,154         47,247,593
         Emerging Markets Bond Portfolio                               131,394           1,669,888          1,578,041
         Global Bond Opportunities Portfolio                            31,192             361,606            341,868
         Commodity Real Return Strategy Portfolio                      844,360           6,770,934          5,142,150
         International Bond (USD-Hedged) Portfolio                     142,030           1,551,126          1,539,607
         Dynamic Bond Adv Portfolio                                    207,924           2,126,591          2,152,016
         Income Advisor Portfolio                                    2,338,859          24,795,763         24,253,965
      Goldman Sachs Variable Insurance Trust
         Small Cap Equity Insights Fund                                155,434           2,105,277          1,611,852
         Large Cap Value Fund                                           78,430             710,456            601,559
         Mid Cap Value Fund                                            210,616           3,298,200          2,714,840
      Neuberger Berman Advisors Management Trust
         Mid-Cap Growth Portfolio                                       27,454             675,999            608,374
         AMT Mid Cap Intrinsic Value Portfolio                          13,296             247,228            208,610
      Dreyfus Variable Investment Fund
         Appreciation Portfolio                                          7,856             309,441            278,795
         International Value Portfolio                                   3,329              38,486             33,455
         Sustainable U.S. Equity Portfolio                                 962              34,818             29,142
      Invesco Van Kampen Variable Insurance Fund
         Growth and Income Portfolio                                    27,755             575,708            485,152
         Value Opportunities Fund                                        8,788              54,083             48,247
         American Value Fund                                             9,951             167,073            136,422

                       The accompanying notes are an integral part of these financial statements

                                                              12

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                                Statements of Net Assets
                                                   December 31, 2018
------------------------------------------------------------------------------------------------------------------------

Assets:
    Investments in portfolio shares, at fair value (Note 1):        Shares             Cost             Net Assets
                                                                ---------------  ------------------  -----------------
      Morgan Stanley Variable Institutional Funds
         Emerging Markets Debt Portfolio                                14,800             116,120            104,046
         Emerging Markets Equity Portfolio                              22,044             340,806            318,320
         Mid Cap Growth Portfolio                                       12,928             141,347            134,709
         U.S. Real Estate Portfolio                                      7,660             157,549            148,599
      Northern Lights Variable Trust
         Power Income Fund                                             115,970           1,130,674          1,086,635
         Power Dividend Index Fund                                     896,129          14,923,432         13,943,760
      AB Variable Products Series
         Real Estate Investment Portfolio                              233,042           2,145,422          1,929,587
         Dynamic Asset Allocation Portfolio                             76,970             930,827            909,782
         Small Cap Growth Portfolio                                      2,991              48,017             44,952
         Small Mid Cap Value Portfolio                                 126,559           2,609,024          2,119,867
      BlackRock Variable Series Fund, Inc.
         Basic Value Fund                                              264,290           3,735,102          3,248,128
         Capital Appreciation Fund                                     124,630           1,106,082            888,609
         Equity Dividend Fund                                        1,124,561          12,849,247         11,414,294
         Global Allocation Fund                                      1,096,055          15,131,860         14,193,918
         Advantage Large Cap Core Fund                                  33,376             985,457            754,291
         Large Cap Focus Growth Fund                                   270,312           4,177,425          3,549,201
         iShares Dynamic Allocation Fund                               109,400           1,146,368          1,124,633
         Total Return Portfolio                                          4,069              45,984             46,347
         S&P 500 Portfolio                                              20,879             487,869            424,266
      Columbia Variable Portfolio
         Contrarian Core 2 Portfolio                                   157,815           3,241,360          3,121,580
         Dividend Opportunity Portfolio                                132,762           2,780,590          3,096,000
         Emerging Markets Bond Portfolio                               837,996           7,927,212          7,541,962
         High Yield Portfolio                                          635,026           4,222,399          3,905,408
         Select Large-Cap Value Portfolio                               42,881           1,029,491            916,799
         Seligman Global Tech Portfolio                                 61,867           1,202,813          1,010,282
         US Government Mortgage Portfolio                               13,062             133,834            133,229
      DWS Variable Insurance Portfolios
         Equity 500 Index Portfolio                                    902,743          18,447,410         17,052,810
         Small Cap Index Portfolio                                     214,794           3,704,636          3,215,472
         Alternative Asset Allocation Portfolio                        140,854           1,797,256          1,702,929
         Global Small Cap Portfolio                                     37,262             424,103            319,339
         Small Mid Cap Value Portfolio                                 392,907           6,319,943          4,793,463
         CROCI US Portfolio                                             18,787             302,634            253,619
      Eaton Vance Variable Trust
         Floating Rate Income Portfolio                              2,640,374          24,467,991         23,552,140
      First Investors Life Series
         Total Return Portfolio                                         24,707             321,501            308,840
         International Portfolio                                        52,331           1,287,392          1,155,473
         Opportunity Fund                                              671,370          10,409,017         10,459,941
         Covered Call Strategy Portfolio                                10,107             115,856            104,813
      Franklin Templeton Variable Insurance Products Trust
         Mutual Shares Fund                                            354,322           7,183,195          6,165,205
         Income Fund                                                 1,319,322          20,374,496         19,446,807

                       The accompanying notes are an integral part of these financial statements

                                                              13

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                                Statements of Net Assets
                                                   December 31, 2018
------------------------------------------------------------------------------------------------------------------------

Assets:
    Investments in portfolio shares, at fair value (Note 1):        Shares             Cost             Net Assets
                                                                ---------------  ------------------  -----------------
         Global Bond Fund                                            1,745,761          29,055,653         29,381,151
         Foreign Fund                                                2,564,689          37,650,393         32,674,138
         Developing Markets Fund                                       410,823           3,588,024          3,508,427
         Mutual Global Discovery Fund                                  367,505           7,300,004          6,229,211
         Rising Dividends Fund                                         661,392          17,238,435         16,561,268
      Ivy Variable Insurance Portfolios
         Asset Strategy Portfolio                                      508,245           4,582,722          4,214,265
         Balanced Portfolio                                            924,114           7,204,531          6,889,458
         Global Equity Income Portfolio                                157,044           1,225,348          1,082,235
         Energy Portfolio                                              279,993           1,611,547          1,082,284
         Global Bond Portfolio                                         204,078             989,037            981,104
         Natural Resources Portfolio                                   173,626             740,485            615,557
         Growth Portfolio                                              230,512           2,536,476          2,540,547
         High Income Portfolio                                       3,798,856          13,402,001         12,671,462
         International Core Equity Portfolio                           428,944           7,187,292          6,287,420
         Global Growth Portfolio                                        71,483             620,012            619,413
         Mid Cap Growth Portfolio                                      458,548           5,119,880          5,076,728
         Science and Technology Portfolio                              311,024           7,699,028          6,792,018
         Small Cap Growth Portfolio                                    556,354           5,614,482          4,274,134
         Small Cap Core Portfolio                                      722,158          12,022,404          9,753,034
      Lazard Retirement Series, Inc.
         International Equity Portfolio                                 94,136           1,119,128            809,568
         Global Dynamic Multi Asset Portfolio                          127,485           1,542,737          1,480,104
      Legg Mason Partners Variable Equity Trust
         Western Asset Variable Global High Yield Bond Portfolio       108,037             815,533            740,055
         ClearBridge Variable Mid Cap Portfolio                        399,209           7,980,102          6,854,418
         ClearBridge Variable Dividend Strategy Portfolio              605,769          10,955,043         10,619,124
         ClearBridge Variable Small Cap Growth Portfolio               138,629           3,597,183          3,162,135
         ClearBridge Variable Aggressive Growth Portfolio               39,059           1,039,604            887,811
         Western Asset Variable Core Bond Plus Portfolio            10,193,741          58,524,066         55,352,016
         ClearBridge Variable Large Cap Growth Portfolio               360,979           9,267,518          8,584,085
      QS Legg Mason Partners Variable Income Trust
         Dynamic Multi Strategy Portfolio                               35,137             444,203            422,692
      Pioneer Variable Contracts Trust
         Fund Portfolio                                                 42,866             731,183            582,979
         Bond Portfolio                                              3,846,263          42,353,332         40,731,920
         Strategic Income Portfolio                                  1,232,419          12,454,673         11,954,464
         Equity Income Portfolio                                       426,735          12,540,429         10,079,474
         High Yield Portfolio                                          138,413           1,219,516          1,201,429
      Prudential Series Funds
         Jennison 20/20 Focus Portfolio                                 10,275             227,518            289,459
         Natural Resources Portfolio                                    24,120             597,489            512,795
         SP Prudential US Emerging Growth Portfolio                     32,761             401,666            419,675
      Royce Capital Fund
         Micro-Cap Portfolio                                            49,975             519,761            439,782
         Small Cap Portfolio                                         1,077,126           9,599,537          8,283,097
      Alps
         Alerian Energy Infrastructure Portfolio                       204,343           1,834,212          1,546,879
         Red Rocks Listed Private Equity Portfolio                     106,382           1,413,585          1,177,653

                       The accompanying notes are an integral part of these financial statements

                                                              14

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                                Statements of Net Assets
                                                   December 31, 2018
------------------------------------------------------------------------------------------------------------------------

Assets:
    Investments in portfolio shares, at fair value (Note 1):        Shares             Cost             Net Assets
                                                                ---------------  ------------------  -----------------
      American Funds IS
         Asset Allocation Fund                                       1,966,272          43,946,337         41,272,047
         Blue Chip Income and Growth Fund                            2,030,770          27,769,688         24,755,085
         Ultra-Short Bond Fund                                         993,317          11,079,979         11,075,480
         Capital Income Builder Fund                                 1,469,419          14,447,098         13,739,071
         Global Growth Fund                                            272,012           7,576,618          6,906,376
         Global Growth and Income Fund                                 687,682           9,599,083          8,809,205
         Global Small Capitalization Fund                              142,917           3,314,625          3,041,269
         Growth Fund                                                   310,423          22,700,221         21,307,468
         Growth-Income Fund                                            555,014          26,062,235         24,681,484
         International Fund                                            356,920           7,022,626          6,210,405
         International Growth and Income Fund                          321,077           5,264,278          4,886,791
         New World Fund                                              1,080,234          23,295,069         22,371,637
         U.S. Government/AAA-Rated Securities Fund                     844,320          10,158,360          9,996,749
      Oppenheimer VA Service  Class
         Total Return Bond Fund                                        186,997           1,434,975          1,381,911
         Discovery Mid Cap Growth Fund                                  18,636           1,394,697          1,200,322
         Global Multi-Alternatives Fund                                  9,194              90,660             87,065
         Global Fund                                                    99,553           4,405,932          3,736,216
         International Growth Fund                                   2,964,580           7,483,822          6,284,910
         Main Street Fund                                              192,497           5,717,060          5,103,092
         Main Street Small Cap Fund                                    178,084           4,293,672          3,567,016
      T. Rowe Price
         Blue Chip Growth Portfolio                                    838,173          24,609,755         24,860,206
         Health Sciences Portfolio                                     260,310          10,551,898         10,053,170
      John Hancock Variable Insurance Trust
         Financial Industries Portfolio                                 12,201             167,707            143,851
         Fundamental All Cap Core Portfolio                              2,508              59,949             49,138
         Select Bond Portfolio                                             298               3,884              3,876
         Strategic Income Opportunities Portfolio                        6,871              89,571             86,302

                       The accompanying notes are an integral part of these financial statements

                                                              15

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                                Statements of Operations
                                              Year Ended December 31, 2018
------------------------------------------------------------------------------------------------------------------------

                                                                                                 Administrative                                                                  Change in Net         Realized and Change     Net Increase (Decrease)
                                                                                    Investment    Expense and       Contract                Net Investment   Net Realized    Unrealized Appreciation   in Unrealized Gains          in Net Assets
                                                      Dividend     Capital Gains     Income      Mortality and     Maintenance   Expenses   Income (Loss)   Gain (Loss) on     (Depreciation) on       (Losses) on Investments Resulting from Operations
                                                      Income (a)  Distributions (b) (c)=(a+b)   Expense Risk (d)   Charge (e)    (f)=(d+e)    (g)=(c-f)     Investments (h)     Investments (i)             (j)=(h+i)                 (k)=(g+j)
                                                      ----------  ----------------  ----------  -----------------  ------------  ---------  --------------  ---------------  -----------------------  -----------------------  -------------------------
Fidelity Variable Insurance Products
   Government Money Market Portfolio                  $ 116,663               $ -   $ 116,663           $ 88,791         $ 782   $ 89,573        $ 27,090              $ -                      $ -                      $ -                   $ 27,090
   High Income Portfolio                                674,477                 -     674,477            130,275           768    131,043         543,434         (881,338)                (299,576)              (1,180,914)                  (637,480)
   Equity-Income Portfolio                              165,472           399,246     564,718            111,930         2,393    114,323         450,395           31,857               (1,235,497)              (1,203,640)                  (753,245)
   Growth Portfolio                                      16,243         1,179,056   1,195,299            112,077         5,117    117,194       1,078,105          360,222               (1,514,317)              (1,154,095)                   (75,990)
   Overseas Portfolio                                    91,481                 -      91,481             99,649           914    100,563          (9,082)         198,370               (1,340,867)              (1,142,497)                (1,151,579)
   Mid Cap Portfolio                                     66,338         1,344,310   1,410,648            208,049         2,099    210,148       1,200,500          103,333               (3,710,925)              (3,607,592)                (2,407,092)
   Asset Manager Portfolio                               17,120            35,988      53,108             16,035           601     16,636          36,472            1,677                 (110,979)                (109,302)                   (72,830)
   Investment Grade Bond Portfolio                       81,081            24,279     105,360             48,231           958     49,189          56,171          (20,280)                (120,923)                (141,203)                   (85,032)
   Index 500 Portfolio                                  291,062            90,580     381,642            250,801         4,777    255,578         126,064        2,142,604               (3,152,742)              (1,010,138)                  (884,074)
   Contrafund Portfolio                                 146,195         2,569,961   2,716,156            406,897         5,792    412,689       2,303,467          479,475               (5,048,160)              (4,568,685)                (2,265,218)
   Asset Manager: Growth Portfolio                       10,622            29,130      39,752             11,435           519     11,954          27,798           26,182                 (123,490)                 (97,308)                   (69,510)
   Balanced Portfolio                                    36,025           139,076     175,101             38,156           638     38,794         136,307           55,304                 (331,013)                (275,709)                  (139,402)
   Growth & Income Portfolio                              5,098           100,310     105,408             22,340         1,148     23,488          81,920           68,304                 (307,337)                (239,033)                  (157,113)
   Growth Opportunities Portfolio                         2,445           121,969     124,414             33,814         1,138     34,952          89,462          243,938                  (96,662)                 147,276                    236,738
   Value Strategies Portfolio                            29,651           187,120     216,771             55,238           226     55,464         161,307          (87,869)                (892,434)                (980,303)                  (818,996)
   Strategic Income Portfolio                           339,892            17,289     357,181            125,925           809    126,734         230,447          (23,683)                (617,749)                (641,432)                  (410,985)
   Emerging Markets Portfolio                            19,326               927      20,253             46,778           308     47,086         (26,833)         189,108                 (917,623)                (728,515)                  (755,348)
   Real Estate Portfolio                                380,800           781,300   1,162,100            185,353         1,454    186,807         975,293         (268,390)              (1,867,720)              (2,136,110)                (1,160,817)
   Funds Manager 50% Portfolio                           46,190           206,374     252,564             39,797           192     39,989         212,575           (6,482)                (448,373)                (454,855)                  (242,280)
   Funds Manager 70% Portfolio                           20,757           189,959     210,716             28,289           236     28,525         182,191           11,157                 (405,528)                (394,371)                  (212,180)
   Funds Manager 85% Portfolio                            6,319            96,379     102,698             12,343            61     12,404          90,294           22,483                 (213,253)                (190,770)                  (100,476)
   Government Money Market Portfolio Service Class 2     28,730                 -      28,730             27,103           247     27,350           1,380                -                        -                        -                      1,380
American Century Variable
 Portfolios, Inc.
   Balanced Fund                                         19,827             9,971      29,798             19,612           171     19,783          10,015           12,363                  (91,512)                 (79,149)                   (69,134)
   Capital Appreciation Fund                                  -            10,764      10,764             29,178           659     29,837         (19,073)          (9,182)                 (69,334)                 (78,516)                   (97,589)
   International Fund                                    43,139           247,547     290,686             57,350           573     57,923         232,763          141,086                 (980,697)                (839,611)                  (606,848)
   Value Fund                                           810,705             3,196     813,901            687,396         5,139    692,535         121,366        1,350,321               (7,092,036)              (5,741,715)                (5,620,349)
   Income & Growth Fund                                  29,819           115,642     145,461             32,279           258     32,537         112,924           81,265                 (344,017)                (262,752)                  (149,828)
   Inflation Protection Fund                            166,566                 -     166,566             80,097           172     80,269          86,297          (89,694)                (252,319)                (342,013)                  (255,716)
   Large Company Value Fund                               9,955            39,197      49,152             12,620             -     12,620          36,532           (5,589)                 (89,798)                 (95,387)                   (58,855)
   Mid Cap Value Fund                                   277,005         1,266,856   1,543,861            290,024         1,647    291,671       1,252,190          157,741               (4,712,708)              (4,554,967)                (3,302,777)
   Ultra Fund                                             3,970           354,408     358,378             66,710           141     66,851         291,527          181,105                 (721,985)                (540,880)                  (249,353)
MFS Variable Insurance Trust
   Research Series                                        3,314            64,872      68,186              7,085           434      7,519          60,667           39,764                 (146,617)                (106,853)                   (46,186)
   Growth Series                                          1,038           120,914     121,952             28,652         1,027     29,679          92,273          160,734                 (231,287)                 (70,553)                    21,720
   Investors Trust Series                                 2,256            18,799      21,055              4,166           176      4,342          16,713            4,529                  (38,114)                 (33,585)                   (16,872)
   New Discovery Series                                       -           494,662     494,662             50,304           855     51,159         443,503          273,297                 (835,505)                (562,208)                  (118,705)
   Corporate Bond Portfolio                             122,321            13,827     136,148             44,548           239     44,787          91,361          (38,670)                (223,816)                (262,486)                  (171,125)
   Emerging Markets Equity Portfolio                      2,658                 -       2,658             29,044           154     29,198         (26,540)         103,748                 (490,145)                (386,397)                  (412,937)
   Technology Portfolio                                       -           182,043     182,043             38,005           365     38,370         143,673          260,251                 (549,841)                (289,590)                  (145,917)
   Global Tactical Allocation Portfolio                   6,331            55,145      61,476             16,414           103     16,517          44,959          (13,371)                (104,862)                (118,233)                   (73,274)
   International Value Portfolio                        109,949           136,697     246,646            150,926           578    151,504          95,142          240,654               (1,690,579)              (1,449,925)                (1,354,783)
   Utilities Series Portfolio                            65,817            30,089      95,906             98,978           742     99,720          (3,814)          52,810                  (96,573)                 (43,763)                   (47,577)
   Blended Research Core Equity Portfolio                25,768           194,652     220,420             28,871           133     29,004         191,416           13,383                 (422,235)                (408,852)                  (217,436)

                       The accompanying notes are an integral part of these financial statements

                                                              16

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                                Statements of Operations
                                              Year Ended December 31, 2018
------------------------------------------------------------------------------------------------------------------------

                                                                                                 Administrative                                                                  Change in Net         Realized and Change     Net Increase (Decrease)
                                                                                    Investment    Expense and       Contract                Net Investment   Net Realized    Unrealized Appreciation   in Unrealized Gains          in Net Assets
                                                      Dividend     Capital Gains     Income      Mortality and     Maintenance   Expenses   Income (Loss)   Gain (Loss) on     (Depreciation) on       (Losses) on Investments Resulting from Operations
                                                      Income (a)  Distributions (b) (c)=(a+b)   Expense Risk (d)   Charge (e)    (f)=(d+e)    (g)=(c-f)     Investments (h)     Investments (i)             (j)=(h+i)                 (k)=(g+j)
                                                      ----------  ----------------  ----------  -----------------  ------------  ---------  --------------  ---------------  -----------------------  -----------------------  -------------------------
Lord Abbett Series Fund, Inc.
   Growth & Income Portfolio                             22,122           128,098     150,220             23,756           697     24,453         125,767          102,714                 (380,152)                (277,438)                  (151,671)
   Mid-Cap Stock Portfolio                               16,183            77,370      93,553             35,119           699     35,818          57,735          205,880                 (663,878)                (457,998)                  (400,263)
   International Opportunities Portfolio                 65,302           865,839     931,141            104,070           159    104,229         826,912          100,533               (2,878,185)              (2,777,652)                (1,950,740)
   Bond-Debenture Portfolio                             812,466           409,062   1,221,528            238,333         1,506    239,839         981,689          (28,819)              (1,945,639)              (1,974,458)                  (992,769)
   Fundamental Equity Portfolio                          24,903           251,296     276,199             20,368           110     20,478         255,721              331                 (406,584)                (406,253)                  (150,532)
   Developing Growth Portfolio                                -           393,067     393,067             31,229           172     31,401         361,666          367,705                 (879,863)                (512,158)                  (150,492)
   Short Duration Income Portfolio                      560,414                 -     560,414            176,854           885    177,739         382,675         (128,999)                (261,814)                (390,813)                    (8,138)
Alger Fund
   LargeCap Growth Portfolio                                  -         1,049,697   1,049,697             96,416           301     96,717         952,980          326,810               (1,073,934)                (747,124)                   205,856
   MidCap Growth Portfolio                                    -           520,272     520,272             59,137           507     59,644         460,628          338,268               (1,054,846)                (716,578)                  (255,950)
   Capital Appreciation Portfolio                         2,882           551,593     554,475             53,028           659     53,687         500,788          249,841                 (779,430)                (529,589)                   (28,801)
   SmallCap Growth Portfolio                                  -            28,054      28,054             10,528           206     10,734          17,320           (5,129)                   4,473                     (656)                    16,664
   Capital Appreciation Portfolio Class S                     -         6,562,302   6,562,302            496,824         3,709    500,533       6,061,769          672,606               (7,302,301)              (6,629,695)                  (567,926)
Calvert Variable Series, Inc.
   Mid Cap Growth Portfolio                              12,803           239,988     252,791             26,841           164     27,005         225,786           (7,961)                (382,731)                (390,692)                  (164,906)
   S&P 500 Index Portfolio                               30,477           109,463     139,940             22,593            49     22,642         117,298          107,847                 (306,580)                (198,733)                   (81,435)
   SRI Balanced Portfolio                                 4,041            20,914      24,955                958             5        963          23,992             (130)                 (45,198)                 (45,328)                   (21,336)
Invesco Variable Insurance Funds
   Technology Fund                                            -            43,316      43,316             14,916             -     14,916          28,400           96,383                 (145,866)                 (49,483)                   (21,083)
   Managed Volatility Fund                               16,752            33,799      50,551             14,330             -     14,330          36,221          (36,188)                (121,941)                (158,129)                  (121,908)
   Diversified Dividend Fund                             22,567            32,402      54,969             11,461            35     11,496          43,473           15,052                 (135,031)                (119,979)                   (76,506)
   Health Care Fund                                           -           188,403     188,403             19,575            26     19,601         168,802          (73,661)                (115,376)                (189,037)                   (20,235)
   Global Real Estate Fund                                6,730             2,244       8,974              5,692             -      5,692           3,282             (308)                 (21,490)                 (21,798)                   (18,516)
   International Growth Fund                              3,970             1,557       5,527              7,231             -      7,231          (1,704)          12,746                  (56,876)                 (44,130)                   (45,834)
   Mid Cap Core Equity Fund                                 354            45,339      45,693              7,368             -      7,368          38,325             (113)                 (78,878)                 (78,991)                   (40,666)
J.P. Morgan Series Trust II
   Core Bond Portfolio                                   68,390             4,660      73,050             38,341             -     38,341          34,709          (94,313)                  14,083                  (80,230)                   (45,521)
   Small Cap Core Portfolio                               8,441           144,833     153,274             32,677             -     32,677         120,597           94,466                 (473,549)                (379,083)                  (258,486)
Rydex Variable Trust
   Nova Fund                                              1,211            44,516      45,727             12,383             -     12,383          33,344           82,367                 (213,620)                (131,253)                   (97,909)
   NASDAQ-100 Fund                                            -            46,459      46,459             19,096             -     19,096          27,363          117,991                 (180,983)                 (62,992)                   (35,629)
   U.S. Government Money Market Fund                      1,931                 7       1,938              4,573             -      4,573          (2,635)               -                       (1)                      (1)                    (2,636)
   Inverse S&P 500 Strategy Fund                              -                 -           -                891             -        891            (891)         (10,316)                  12,177                    1,861                        970
   Inverse NASDAQ-100 Strategy Fund                           -                 -           -              1,006             -      1,006          (1,006)          (6,052)                   3,607                   (2,445)                    (3,451)
   Inverse Government Long Bond Strategy Fund                 -                 -           -                276             -        276            (276)              11                   (1,220)                  (1,209)                    (1,485)
   Government Long Bond 1.2x Strategy                     3,036               174       3,210              2,334             -      2,334             876          (12,951)                  (4,281)                 (17,232)                   (16,356)
   NASDAQ-100 2x Strategy Fund                                -                 -           -                  -             -          -               -                -                        -                        -                          -
   Inverse Dow 2x Strategy Fund                               -                 -           -                  -             -          -               -                -                        -                        -                          -
Rydex Variable Insurance Fund
   Biotechnology Fund                                         -            17,439      17,439             81,808           672     82,480         (65,041)         (15,516)                (582,651)                (598,167)                  (663,208)
   S&P 500 Pure Growth Fund                                   -           333,710     333,710             55,725           430     56,155         277,555          153,441                 (804,891)                (651,450)                  (373,895)
   S&P MidCap 400 Pure Growth Fund                            -           112,701     112,701             20,967            73     21,040          91,661           60,566                 (443,192)                (382,626)                  (290,965)
Guggenheim Variable Insurance Fund
   Long Short Equity Fund                                     -            97,603      97,603              9,672            53      9,725          87,878            8,698                 (202,237)                (193,539)                  (105,661)
   Multi-Hedge Strategies Fund                                -                 -           -             34,400           268     34,668         (34,668)          (1,258)                (141,667)                (142,925)                  (177,593)
   Global Managed Futures Strategy Fund                       -                 -           -              5,376            32      5,408          (5,408)          (6,277)                 (31,394)                 (37,671)                   (43,079)
   Small Cap Value Fund                                   9,483           275,809     285,292             35,403           227     35,630         249,662           30,973                 (679,141)                (648,168)                  (398,506)

                       The accompanying notes are an integral part of these financial statements

                                                              17

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                                Statements of Operations
                                              Year Ended December 31, 2018
------------------------------------------------------------------------------------------------------------------------

                                                                                                 Administrative                                                                  Change in Net         Realized and Change     Net Increase (Decrease)
                                                                                    Investment    Expense and       Contract                Net Investment   Net Realized    Unrealized Appreciation   in Unrealized Gains          in Net Assets
                                                      Dividend     Capital Gains     Income      Mortality and     Maintenance   Expenses   Income (Loss)   Gain (Loss) on     (Depreciation) on       (Losses) on Investments Resulting from Operations
                                                      Income (a)  Distributions (b) (c)=(a+b)   Expense Risk (d)   Charge (e)    (f)=(d+e)    (g)=(c-f)     Investments (h)     Investments (i)             (j)=(h+i)                 (k)=(g+j)
                                                      ----------  ----------------  ----------  -----------------  ------------  ---------  --------------  ---------------  -----------------------  -----------------------  -------------------------
ProFunds VP
   Access VP High Yield Fund                              9,402            13,828      23,230              8,664             -      8,664          14,566          (15,904)                  (4,133)                 (20,037)                    (5,471)
   Asia 30                                                  355                 -         355              1,934             -      1,934          (1,579)           4,835                  (16,633)                 (11,798)                   (13,377)
   Banks                                                    176                 -         176              1,693             -      1,693          (1,517)           6,310                  (15,262)                  (8,952)                   (10,469)
   Basic Materials                                          202                 -         202              1,314             -      1,314          (1,112)           6,782                  (14,513)                  (7,731)                    (8,843)
   Bear                                                       -                 -           -              2,659             -      2,659          (2,659)          (9,967)                  12,235                    2,268                       (391)
   Biotechnology                                              -                 -           -             10,646             -     10,646         (10,646)          14,337                  (38,871)                 (24,534)                   (35,180)
   Bull                                                       -            82,595      82,595             23,038             -     23,038          59,557           54,185                 (190,200)                (136,015)                   (76,458)
   Consumer Goods                                         1,387            19,858      21,245              2,695             -      2,695          18,550           (6,984)                 (31,609)                 (38,593)                   (20,043)
   Consumer Services                                          -             9,134       9,134              4,617             -      4,617           4,517           24,623                  (33,332)                  (8,709)                    (4,192)
   Dow 30                                                     -            28,543      28,543              3,186             -      3,186          25,357          (27,220)                 (16,323)                 (43,543)                   (18,186)
   Emerging Markets                                         295                 -         295              3,598             -      3,598          (3,303)          (4,460)                 (26,323)                 (30,783)                   (34,086)
   Europe 30                                              2,038                 -       2,038              1,741             -      1,741             297           (1,071)                 (12,594)                 (13,665)                   (13,368)
   Falling U.S. Dollar                                        -             4,678       4,678                810             -        810           3,868               72                   (6,926)                  (6,854)                    (2,986)
   Financials                                               309                 -         309              2,235             -      2,235          (1,926)           9,405                  (15,415)                  (6,010)                    (7,936)
   Health Care                                                -            24,547      24,547             11,963             -     11,963          12,584           11,912                  (31,621)                 (19,709)                    (7,125)
   Industrials                                              152                 -         152              3,814             -      3,814          (3,662)          10,957                  (27,508)                 (16,551)                   (20,213)
   International                                              -             9,132       9,132              2,407             -      2,407           6,725          (25,385)                 (21,489)                 (46,874)                   (40,149)
   Internet                                                   -            19,986      19,986             11,293             -     11,293           8,693           53,459                  (61,528)                  (8,069)                       624
   Japan                                                      -                 -           -              1,101             -      1,101          (1,101)             396                   (6,671)                  (6,275)                    (7,376)
   Large-Cap Growth                                           -            44,485      44,485             21,055             -     21,055          23,430           74,157                 (102,853)                 (28,696)                    (5,266)
   Large-Cap Value                                        4,789                 -       4,789             12,627             -     12,627          (7,838)          66,461                 (124,447)                 (57,986)                   (65,824)
   Mid-Cap                                                    -           179,837     179,837             55,542             -     55,542         124,295         (395,434)                 (37,388)                (432,822)                  (308,527)
   Mid-Cap Growth                                             -            38,615      38,615              9,062             -      9,062          29,553          (23,145)                 (71,734)                 (94,879)                   (65,326)
   Mid-Cap Value                                            147            18,502      18,649              4,336             -      4,336          14,313          (10,484)                 (34,086)                 (44,570)                   (30,257)
   Government Money Market                               22,104                 -      22,104            131,841             -    131,841        (109,737)               -                        -                        -                   (109,737)
   Oil & Gas                                             10,479                 -      10,479             19,099             -     19,099          (8,620)           7,545                 (121,992)                (114,447)                  (123,067)
   NASDAQ-100                                                 -            83,103      83,103             19,586             -     19,586          63,517           (4,062)                (102,751)                (106,813)                   (43,296)
   Pharmaceuticals                                        1,608             3,524       5,132              3,774             -      3,774           1,358           (2,715)                 (12,500)                 (15,215)                   (13,857)
   Precious Metals                                            -                 -           -             18,599             -     18,599         (18,599)        (124,353)                  21,901                 (102,452)                  (121,051)
   Real Estate                                            2,856            27,898      30,754              5,095             -      5,095          25,659          (12,655)                 (24,588)                 (37,243)                   (11,584)
   Rising Rates Opportunity                                   -                 -           -              3,693             -      3,693          (3,693)           5,168                      871                    6,039                      2,346
   Semiconductor                                              -             3,408       3,408              1,130             -      1,130           2,278           (1,006)                  (9,666)                 (10,672)                    (8,394)
   Short Dow 30                                               -                 -           -                111             -        111            (111)          (1,643)                   1,481                     (162)                      (273)
   Short Emerging Markets                                     -                 -           -                 18             -         18             (18)          (1,203)                       -                   (1,203)                    (1,221)
   Short International                                        -                 -           -                449             -        449            (449)          (2,013)                   4,636                    2,623                      2,174
   Short Mid-Cap                                              -               221         221                 92             -         92             129           (1,058)                   1,229                      171                        300
   Short NASDAQ-100                                           -                 -           -                 14             -         14             (14)             (58)                      14                      (44)                       (58)
   Short Small-Cap                                            -                 -           -                613             -        613            (613)          (1,979)                   4,079                    2,100                      1,487
   Small-Cap                                                  -            17,646      17,646              7,964             -      7,964           9,682          (14,546)                 (37,706)                 (52,252)                   (42,570)
   Small-Cap Growth                                           -            29,400      29,400              8,023             -      8,023          21,377           17,354                  (49,588)                 (32,234)                   (10,857)
   Small-Cap Value                                            -            27,819      27,819              5,495             -      5,495          22,324           (3,480)                 (30,939)                 (34,419)                   (12,095)
   Technology                                                 -             6,671       6,671              6,036             -      6,036             635           31,412                  (38,982)                  (7,570)                    (6,935)
   Telecommunications                                       845                 -         845                414             -        414             431           (2,209)                  (1,998)                  (4,207)                    (3,776)
   U.S. Government Plus                                   1,979                 -       1,979              4,913             -      4,913          (2,934)          (4,157)                   3,361                     (796)                    (3,730)
   UltraBull                                                  -           111,194     111,194             12,997             -     12,997          98,197          (36,912)                (178,946)                (215,858)                  (117,661)
   UltraMid-Cap                                               -           274,703     274,703             30,803             -     30,803         243,900         (311,325)                 (53,141)                (364,466)                  (120,566)
   UltraNASDAQ-100                                            -           163,588     163,588             11,860             -     11,860         151,728           60,640                 (267,438)                (206,798)                   (55,070)
   UltraShort Dow 30                                          -                 -           -                322             -        322            (322)          (6,911)                   5,025                   (1,886)                    (2,208)
   UltraShort NASDAQ-100                                      -                 -           -                220             -        220            (220)          (3,100)                     475                   (2,625)                    (2,845)
   UltraSmall-Cap                                             -            42,571      42,571              5,892             -      5,892          36,679          (21,261)                 (50,292)                 (71,553)                   (34,874)
   Utilities                                              1,575             2,375       3,950              2,152             -      2,152           1,798           (6,575)                   2,776                   (3,799)                    (2,001)

                       The accompanying notes are an integral part of these financial statements

                                                              18

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                                Statements of Operations
                                              Year Ended December 31, 2018
------------------------------------------------------------------------------------------------------------------------

                                                                                                 Administrative                                                                  Change in Net         Realized and Change     Net Increase (Decrease)
                                                                                    Investment    Expense and       Contract                Net Investment   Net Realized    Unrealized Appreciation   in Unrealized Gains          in Net Assets
                                                      Dividend     Capital Gains     Income      Mortality and     Maintenance   Expenses   Income (Loss)   Gain (Loss) on     (Depreciation) on       (Losses) on Investments Resulting from Operations
                                                      Income (a)  Distributions (b) (c)=(a+b)   Expense Risk (d)   Charge (e)    (f)=(d+e)    (g)=(c-f)     Investments (h)     Investments (i)             (j)=(h+i)                 (k)=(g+j)
                                                      ----------  ----------------  ----------  -----------------  ------------  ---------  --------------  ---------------  -----------------------  -----------------------  -------------------------
VanEck Worldwide Insurance Trust
   Global Hard Assets Fund                                    -                 -           -            119,593           338    119,931        (119,931)        (251,959)              (1,893,189)              (2,145,148)                (2,265,079)
   Emerging Markets Fund                                  6,203                 -       6,203             25,486             -     25,486         (19,283)         166,358                 (648,224)                (481,866)                  (501,149)
   Unconstrained Emerging Markets Bond Fund              61,864                 -      61,864              8,586             -      8,586          53,278            1,517                  (95,143)                 (93,626)                   (40,348)
Janus Henderson Series
   Global Technology Portfolio                                -           144,495     144,495             45,166           295     45,461          99,034          327,067                 (555,909)                (228,842)                  (129,808)
   Overseas Portfolio                                     8,210                 -       8,210              6,585            80      6,665           1,545           30,637                 (114,173)                 (83,536)                   (81,991)
   Research Portfolio                                     1,965            27,403      29,368              7,059            56      7,115          22,253           46,621                  (74,880)                 (28,259)                    (6,006)
   Enterprise Services Portfolio                         16,510           751,328     767,838            200,593         1,248    201,841         565,997          316,771               (1,564,915)              (1,248,144)                  (682,147)
   Global Research Portfolio                              7,590                 -       7,590              9,621            65      9,686          (2,096)          44,130                 (103,637)                 (59,507)                   (61,603)
   Mid Cap Value Portfolio                               27,989           276,054     304,043             40,145           244     40,389         263,654          (91,227)                (653,751)                (744,978)                  (481,324)
   Balanced Portfolio                                   372,032           486,555     858,587            270,759         1,664    272,423         586,164          224,133               (1,344,248)              (1,120,115)                  (533,951)
   Flexible Bond Portfolio                              115,813                 -     115,813             55,412           432     55,844          59,969          (51,950)                (114,102)                (166,052)                  (106,083)
   GI Unconstrained Bond Portfolio                       23,856                 -      23,856             12,687            60     12,747          11,109          (11,995)                 (49,493)                 (61,488)                   (50,379)
PIMCO Variable Insurance Trust
   Total Return Portfolio                             1,217,668           570,853   1,788,521            709,841         4,010    713,851       1,074,670         (634,765)              (1,445,675)              (2,080,440)                (1,005,770)
   Low Duration Portfolio                               423,073                 -     423,073            311,644         1,693    313,337         109,736         (159,450)                (202,456)                (361,906)                  (252,170)
   High Yield Portfolio                                 401,432                 -     401,432            120,489           401    120,890         280,542          (12,981)                (608,013)                (620,994)                  (340,452)
   Real Return Portfolio                                508,390                 -     508,390            284,183         2,279    286,462         221,928         (249,225)                (747,052)                (996,277)                  (774,349)
   All Asset Portfolio                                  149,839                 -     149,839             69,608           304     69,912          79,927          (10,739)                (409,121)                (419,860)                  (339,933)
   Global Multi-Asset Managed Allocation Portfolio        7,157            37,259      44,416              6,008            60      6,068          38,348            4,940                  (73,820)                 (68,880)                   (30,532)
   Short-Term Portfolio                                 940,624            58,261     998,885            594,553         4,507    599,060         399,825           85,863                 (443,979)                (358,116)                    41,709
   Emerging Markets Bond Portfolio                       59,673                 -      59,673             19,093            69     19,162          40,511          (11,470)                (119,463)                (130,933)                   (90,422)
   Global Bond Opportunities Portfolio                   22,965               999      23,964              4,612            25      4,637          19,327              212                  (39,424)                 (39,212)                   (19,885)
   Commodity Real Return Strategy Portfolio             122,164                 -     122,164             80,619           790     81,409          40,755         (586,888)                (399,953)                (986,841)                  (946,086)
   International Bond (USD-Hedged) Portfolio             15,726             4,971      20,697             16,752            85     16,837           3,860           (6,626)                  10,690                    4,064                      7,924
   Dynamic Bond Adv Portfolio                            61,142                 -      61,142             29,159           171     29,330          31,812           28,588                  (69,236)                 (40,648)                    (8,836)
   Income Advisor Portfolio                             535,840           170,788     706,628            227,823           725    228,548         478,080          (32,687)                (539,618)                (572,305)                   (94,225)
Goldman Sachs Variable Insurance Trust
   Small Cap Equity Insights Fund                         8,959           268,460     277,419             32,529            26     32,555         244,864           12,295                 (465,105)                (452,810)                  (207,946)
   Large Cap Value Fund                                   8,681            37,198      45,879              5,769             -      5,769          40,110          (18,719)                 (73,906)                 (92,625)                   (52,515)
   Mid Cap Value Fund                                    41,085           372,595     413,680             47,208             -     47,208         366,472           49,526                 (775,118)                (725,592)                  (359,120)
Neuberger Berman Advisors Management Trust
   Mid-Cap Growth Portfolio                                   -            55,147      55,147             10,949             -     10,949          44,198          119,222                 (196,718)                 (77,496)                   (33,298)
   AMT Mid Cap Intrinsic Value Portfolio                  1,844            12,772      14,616              2,939             -      2,939          11,677            3,613                  (62,394)                 (58,781)                   (47,104)
Dreyfus Variable Investment Fund
   Appreciation Portfolio                                 3,585            46,041      49,626              9,259             -      9,259          40,367            3,215                  (66,304)                 (63,089)                   (22,722)
   International Value Portfolio                            697                 -         697                856             -        856            (159)               2                   (7,563)                  (7,561)                    (7,720)
   Sustainable U.S. Equity Portfolio                        493             6,128       6,621                794             -        794           5,827             (301)                  (7,725)                  (8,026)                    (2,199)
Invesco Van Kampen Variable Insurance Fund
   Growth and Income Portfolio                            9,890            51,989      61,879             13,314             -     13,314          48,565            6,281                 (148,115)                (141,834)                   (93,269)
   Value Opportunities Fund                                   -             6,236       6,236              1,477             -      1,477           4,759             (235)                 (17,652)                 (17,887)                   (13,128)
   American Value Fund                                      327            23,598      23,925              4,963             -      4,963          18,962               98                  (40,819)                 (40,721)                   (21,759)
Morgan Stanley Variable Institutional Funds
   Emerging Markets Debt Portfolio                        6,241                 -       6,241              3,629             -      3,629           2,612           (8,347)                 (12,792)                 (21,139)                   (18,527)
   Emerging Markets Equity Portfolio                      1,313                 -       1,313              8,338             -      8,338          (7,025)          10,780                  (78,456)                 (67,676)                   (74,701)
   Mid Cap Growth Portfolio                                   -            31,767      31,767              3,546             -      3,546          28,221            2,282                  (19,786)                 (17,504)                    10,717
   U.S. Real Estate Portfolio                             4,211                 -       4,211              4,695             -      4,695            (484)          (1,135)                 (17,072)                 (18,207)                   (18,691)

                       The accompanying notes are an integral part of these financial statements

                                                              19

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                                Statements of Operations
                                              Year Ended December 31, 2018
------------------------------------------------------------------------------------------------------------------------

                                                                                                 Administrative                                                                  Change in Net         Realized and Change     Net Increase (Decrease)
                                                                                    Investment    Expense and       Contract                Net Investment   Net Realized    Unrealized Appreciation   in Unrealized Gains          in Net Assets
                                                      Dividend     Capital Gains     Income      Mortality and     Maintenance   Expenses   Income (Loss)   Gain (Loss) on     (Depreciation) on       (Losses) on Investments Resulting from Operations
                                                      Income (a)  Distributions (b) (c)=(a+b)   Expense Risk (d)   Charge (e)    (f)=(d+e)    (g)=(c-f)     Investments (h)     Investments (i)             (j)=(h+i)                 (k)=(g+j)
                                                      ----------  ----------------  ----------  -----------------  ------------  ---------  --------------  ---------------  -----------------------  -----------------------  -------------------------
Northern Lights Variable Trust
   Power Income Fund                                     24,438                 -      24,438             15,841           128     15,969           8,469              649                  (63,194)                 (62,545)                   (54,076)
   Power Dividend Index Fund                            165,099            48,488     213,587            122,177           364    122,541          91,046           (2,980)              (1,042,488)              (1,045,468)                  (954,422)
AB Variable Products Series
   Real Estate Investment Portfolio                      41,300            99,365     140,665             31,613           221     31,834         108,831          (62,552)                (157,495)                (220,047)                  (111,216)
   Dynamic Asset Allocation Portfolio                    11,836               944      12,780             10,480           100     10,580           2,200           11,157                  (93,770)                 (82,613)                   (80,413)
   Small Cap Growth Portfolio                                 -             2,967       2,967                620             -        620           2,347            4,325                   (9,206)                  (4,881)                    (2,534)
   Small Mid Cap Value Portfolio                          6,038           214,903     220,941             31,956           159     32,115         188,826           43,324                 (658,597)                (615,273)                  (426,447)
BlackRock Variable Series Fund, Inc.
   Basic Value Fund                                      56,027           391,019     447,046             46,505           224     46,729         400,317          (48,700)                (696,391)                (745,091)                  (344,774)
   Capital Appreciation Fund                                  -           287,830     287,830             12,404            59     12,463         275,367           15,605                 (275,048)                (259,443)                    15,924
   Equity Dividend Fund                                 198,685           896,815   1,095,500            145,545           900    146,445         949,055          133,155               (2,188,009)              (2,054,854)                (1,105,799)
   Global Allocation Fund                               133,421           676,497     809,918            208,235         1,348    209,583         600,335          (10,616)              (1,990,267)              (2,000,883)                (1,400,548)
   Advantage Large Cap Core Fund                         10,242           108,833     119,075             10,833           115     10,948         108,127          (32,923)                (128,341)                (161,264)                   (53,137)
   Large Cap Focus Growth Fund                                -           390,038     390,038             43,897           282     44,179         345,859          149,427                 (622,988)                (473,561)                  (127,702)
   iShares Alternatives Strategies Fund                       -                 -           -             10,473            64     10,537         (10,537)          68,650                  (41,322)                  27,328                     16,791
   iShares Dynamic Allocation Fund                        9,133            16,068      25,201              9,983            53     10,036          15,165            9,074                  (82,804)                 (73,730)                   (58,565)
   iShares Dynamic Fixed Income Fund                          -                 -           -              2,846            12      2,858          (2,858)         (24,173)                   7,335                  (16,838)                   (19,696)
   iShares Equity Appreciation Fund                           -                 -           -              1,303             3      1,306          (1,306)          62,719                  (69,878)                  (7,159)                    (8,465)
   Total Return Portfolio                                   120                 -         120                 58             -         58              62                -                      363                      363                        425
   S&P 500 Portfolio                                      3,852            17,913      21,765              1,100           444      1,544          20,221              (69)                 (63,603)                 (63,672)                   (43,451)
Columbia Variable Portfolio
   Contrarian Core 2 Portfolio                                -                 -           -             46,073           240     46,313         (46,313)         265,646                 (587,395)                (321,749)                  (368,062)
   Dividend Opportunity Portfolio                             -                 -           -             43,002           358     43,360         (43,360)         101,291                 (287,280)                (185,989)                  (229,349)
   Emerging Markets Bond Portfolio                      359,481                 -     359,481            109,421           928    110,349         249,132           48,319               (1,062,155)              (1,013,836)                  (764,704)
   High Yield Portfolio                                 238,684                 -     238,684             56,510           384     56,894         181,790           (4,929)                (401,079)                (406,008)                  (224,218)
   Select Large-Cap Value Portfolio                           -                 -           -              9,866            44      9,910          (9,910)          (3,093)                (124,182)                (127,275)                  (137,185)
   Seligman Global Tech Portfolio                             -            93,959      93,959             11,565            69     11,634          82,325          (27,626)                (180,998)                (208,624)                  (126,299)
   US Government Mortgage Portfolio                       3,000               100       3,100              1,513             7      1,520           1,580              (85)                    (648)                    (733)                       847
DWS Variable Insurance Portfolios
   Equity 500 Index Portfolio                           293,937         1,865,423   2,159,360            275,526         1,272    276,798       1,882,562          417,701               (3,768,231)              (3,350,530)                (1,467,968)
   Small Cap Index Portfolio                             24,635           239,945     264,580             46,877           227     47,104         217,476           92,887                 (760,697)                (667,810)                  (450,334)
   Alternative Asset Allocation Portfolio                37,484                 -      37,484             25,510           125     25,635          11,849          (19,110)                (207,620)                (226,730)                  (214,881)
   Global Small Cap Portfolio                                 -            55,488      55,488              5,692            57      5,749          49,739           (4,462)                (132,821)                (137,283)                   (87,544)
   Small Mid Cap Value Portfolio                         52,940           935,575     988,515             72,158           503     72,661         915,854           11,409               (1,926,872)              (1,915,463)                  (999,609)
   CROCI US Portfolio                                     6,577            21,480      28,057              3,983            34      4,017          24,040           (6,174)                 (53,570)                 (59,744)                   (35,704)
Eaton Vance Variable Trust
   Floating Rate Income Portfolio                       851,240                 -     851,240            298,141         2,436    300,577         550,663          127,912               (1,122,796)                (994,884)                  (444,221)
First Investors Life Series
   Total Return Portfolio                                 7,140             2,143       9,283              5,881            54      5,935           3,348           10,397                  (51,556)                 (41,159)                   (37,811)
   International Portfolio                                8,702            50,004      58,706             16,045            25     16,070          42,636           (9,903)                (222,719)                (232,622)                  (189,986)
   Opportunity Fund                                      69,817           174,866     244,683            163,606         1,253    164,859          79,824          282,447               (2,433,301)              (2,150,854)                (2,071,030)
   Covered Call Strategy Portfolio                          628                 -         628              1,057             5      1,062            (434)              21                  (11,336)                 (11,315)                   (11,749)
Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Fund                                   171,238           266,638     437,876             93,363           656     94,019         343,857         (176,395)                (879,943)              (1,056,338)                  (712,481)
   Income Fund                                        1,014,384                 -   1,014,384            277,272         1,634    278,906         735,478         (120,469)              (1,769,852)              (1,890,321)                (1,154,843)

                       The accompanying notes are an integral part of these financial statements

                                                              20

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                                Statements of Operations
                                              Year Ended December 31, 2018
------------------------------------------------------------------------------------------------------------------------

                                                                                                 Administrative                                                                  Change in Net         Realized and Change     Net Increase (Decrease)
                                                                                    Investment    Expense and       Contract                Net Investment   Net Realized    Unrealized Appreciation   in Unrealized Gains          in Net Assets
                                                      Dividend     Capital Gains     Income      Mortality and     Maintenance   Expenses   Income (Loss)   Gain (Loss) on     (Depreciation) on       (Losses) on Investments Resulting from Operations
                                                      Income (a)  Distributions (b) (c)=(a+b)   Expense Risk (d)   Charge (e)    (f)=(d+e)    (g)=(c-f)     Investments (h)     Investments (i)             (j)=(h+i)                 (k)=(g+j)
                                                      ----------  ----------------  ----------  -----------------  ------------  ---------  --------------  ---------------  -----------------------  -----------------------  -------------------------
   Global Bond Fund                                           -                 -           -            376,802         2,615    379,417        (379,417)        (376,817)                 935,759                  558,942                    179,525
   Foreign Fund                                         965,198                 -     965,198            468,614         3,665    472,279         492,919         (600,939)              (6,254,713)              (6,855,652)                (6,362,733)
   Developing Markets Fund                               35,143                 -      35,143             53,902           470     54,372         (19,229)         (26,831)                (688,454)                (715,285)                  (734,514)
   Mutual Global Discovery Fund                         165,200            87,525     252,725             91,149           416     91,565         161,160         (194,522)                (850,663)              (1,045,185)                  (884,025)
   Rising Dividends Fund                                206,314           999,278   1,205,592            222,149         1,146    223,295         982,297          (39,810)              (2,092,478)              (2,132,288)                (1,149,991)
Ivy Variable Insurance Portfolios
   Asset Strategy Portfolio                              86,339           187,351     273,690             65,952           681     66,633         207,057         (119,090)                (369,418)                (488,508)                  (281,451)
   Balanced Portfolio                                   130,517           128,556     259,073            104,684         1,020    105,704         153,369         (184,087)                (272,040)                (456,127)                  (302,758)
   Global Equity Income Portfolio                        20,199            94,918     115,117             15,942           131     16,073          99,044          (11,109)                (249,269)                (260,378)                  (161,334)
   Energy Portfolio                                           -                 -           -             17,862           162     18,024         (18,024)         (47,720)                (496,556)                (544,276)                  (562,300)
   Global Bond Portfolio                                 26,053                 -      26,053             11,768            50     11,818          14,235           (4,989)                 (20,998)                 (25,987)                   (11,752)
   Natural Resources Portfolio                            2,684                 -       2,684             11,423            41     11,464          (8,780)          23,617                 (215,156)                (191,539)                  (200,319)
   Growth Portfolio                                         949           324,031     324,980             36,664           176     36,840         288,140           42,571                 (290,347)                (247,776)                    40,364
   High Income Portfolio                                910,745                 -     910,745            188,027         1,474    189,501         721,244         (389,105)                (797,656)              (1,186,761)                  (465,517)
   International Core Equity Portfolio                  106,160           185,627     291,787             88,489           681     89,170         202,617          (66,769)              (1,568,232)              (1,635,001)                (1,432,384)
   Global Growth Portfolio                                3,495            44,809      48,304              9,572            84      9,656          38,648           32,428                 (114,032)                 (81,604)                   (42,956)
   Mid Cap Growth Portfolio                                   -           179,307     179,307             54,939           334     55,273         124,034          108,215                 (524,181)                (415,966)                  (291,932)
   Science and Technology Portfolio                           -         1,026,664   1,026,664             88,755           618     89,373         937,291          107,132               (1,618,834)              (1,511,702)                  (574,411)
   Small Cap Growth Portfolio                            12,954         1,335,246   1,348,200             49,282           310     49,592       1,298,608           86,230               (1,779,698)              (1,693,468)                  (394,860)
   Small Cap Core Portfolio                              12,664         2,006,557   2,019,221            145,981           998    146,979       1,872,242         (150,746)              (3,037,921)              (3,188,667)                (1,316,425)
Lazard Retirement Series, Inc.
   International Equity Portfolio                        14,469            47,209      61,678             12,010            50     12,060          49,618          (25,723)                (165,712)                (191,435)                  (141,817)
   Global Dynamic Multi Asset Portfolio                  21,665            97,221     118,886             23,062           166     23,228          95,658           37,599                 (264,849)                (227,250)                  (131,592)
Legg Mason Partners Variable Equity Trust
   Western Asset Variable Global High Yield Bond Portfoli35,922                 -      35,922             10,044            85     10,129          25,793              898                  (70,378)                 (69,480)                   (43,687)
   ClearBridge Variable Mid Cap Portfolio                14,224           142,012     156,236             92,314           478     92,792          63,444           53,219               (1,214,518)              (1,161,299)                (1,097,855)
   ClearBridge Variable Dividend Strategy Portfolio     163,718           708,710     872,428            152,440         1,000    153,440         718,988          465,473               (1,894,992)              (1,429,519)                  (710,531)
   ClearBridge Variable Small Cap Growth Portfolio            -           373,247     373,247             39,220           187     39,407         333,840          265,494                 (723,054)                (457,560)                  (123,720)
   ClearBridge Variable Aggressive Growth Portfolio       3,779            62,355      66,134             10,915            38     10,953          55,181            1,283                 (158,820)                (157,537)                  (102,356)
   Western Asset Variable Core Bond Plus Portfolio    1,922,988                 -   1,922,988            639,175         3,682    642,857       1,280,131          (51,810)              (2,914,766)              (2,966,576)                (1,686,445)
   ClearBridge Variable Large Cap Growth Portfolio       12,006           244,443     256,449             89,833           526     90,359         166,090           83,901                 (691,952)                (608,051)                  (441,961)
QS Legg Mason Partners Variable Income Trust
   Dynamic Multi Strategy Portfolio                       7,136                 -       7,136              6,121            38      6,159             977              (76)                 (40,263)                 (40,339)                   (39,362)
Pioneer Variable Contracts Trust
   Fund Portfolio                                         5,290           163,437     168,727              8,939            42      8,981         159,746           (3,812)                (168,303)                (172,115)                   (12,369)
   Bond Portfolio                                     1,199,554           109,705   1,309,259            506,774         3,505    510,279         798,980         (223,851)              (1,436,598)              (1,660,449)                  (861,469)
   Strategic Income Portfolio                           363,539            81,829     445,368            159,318         1,176    160,494         284,874          (92,880)                (590,034)                (682,914)                  (398,040)
   Equity Income Portfolio                              225,009         1,853,468   2,078,477            131,756           617    132,373       1,946,104           (1,609)              (3,087,084)              (3,088,693)                (1,142,589)
   High Yield Portfolio                                  59,823                 -      59,823             17,527           127     17,654          42,169           29,804                 (140,554)                (110,750)                   (68,581)
Prudential Series Funds
   Jennison 20/20 Focus Portfolio                             -                 -           -              4,675            44      4,719          (4,719)          30,597                  (43,043)                 (12,446)                   (17,165)
   Natural Resources Portfolio                                -                 -           -              8,379            69      8,448          (8,448)          26,136                 (140,917)                (114,781)                  (123,229)
   SP Prudential US Emerging Growth Portfolio                 -                 -           -              5,879            28      5,907          (5,907)           8,369                  (46,613)                 (38,244)                   (44,151)
Royce Capital Fund
   Micro-Cap Portfolio                                        -            22,920      22,920              6,763            39      6,802          16,118           (5,536)                 (56,986)                 (62,522)                   (46,404)
   Small Cap Portfolio                                   28,866           118,243     147,109            127,759           892    128,651          18,458         (784,706)                (117,383)                (902,089)                  (883,631)
Alps
   Alerian Energy Infrastructure Portfolio               32,812                 -      32,812             23,891            77     23,968           8,844            8,259                 (408,471)                (400,212)                  (391,368)
   Red Rocks Listed Private Equity Portfolio             73,000             3,689      76,689             19,942           205     20,147          56,542           58,537                 (310,423)                (251,886)                  (195,344)

                       The accompanying notes are an integral part of these financial statements

                                                              21

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                                Statements of Operations
                                              Year Ended December 31, 2018
------------------------------------------------------------------------------------------------------------------------

                                                                                                 Administrative                                                                  Change in Net         Realized and Change     Net Increase (Decrease)
                                                                                    Investment    Expense and       Contract                Net Investment   Net Realized    Unrealized Appreciation   in Unrealized Gains          in Net Assets
                                                      Dividend     Capital Gains     Income      Mortality and     Maintenance   Expenses   Income (Loss)   Gain (Loss) on     (Depreciation) on       (Losses) on Investments Resulting from Operations
                                                      Income (a)  Distributions (b) (c)=(a+b)   Expense Risk (d)   Charge (e)    (f)=(d+e)    (g)=(c-f)     Investments (h)     Investments (i)             (j)=(h+i)                 (k)=(g+j)
                                                      ----------  ----------------  ----------  -----------------  ------------  ---------  --------------  ---------------  -----------------------  -----------------------  -------------------------
American Funds IS
   Asset Allocation Fund                                635,154         1,772,717   2,407,871            535,716         2,196    537,912       1,869,959          591,694               (5,240,239)              (4,648,545)                (2,778,586)
   Blue Chip Income and Growth Fund                     487,058         1,858,660   2,345,718            318,722         1,449    320,171       2,025,547          248,706               (5,071,110)              (4,822,404)                (2,796,857)
   Ultra-Short Bond Fund                                 97,539                 -      97,539            146,481           827    147,308         (49,769)          40,756                  (11,255)                  29,501                    (20,268)
   Capital Income Builder Fund                          359,028            28,308     387,336            172,668           850    173,518         213,818           95,084               (1,510,843)              (1,415,759)                (1,201,941)
   Global Growth Fund                                    38,651           411,516     450,167             81,471           343     81,814         368,353          122,321               (1,324,131)              (1,201,810)                  (833,457)
   Global Growth and Income Fund                        141,468           580,447     721,915            105,896           289    106,185         615,730          169,434               (1,841,459)              (1,672,025)                (1,056,295)
   Global Small Capitalization Fund                         593           118,855     119,448             35,447           132     35,579          83,869          (12,783)                (493,815)                (506,598)                  (422,729)
   Growth Fund                                           55,340         1,913,798   1,969,138            254,098         1,039    255,137       1,714,001          358,141               (2,951,918)              (2,593,777)                  (879,776)
   Growth-Income Fund                                   319,502         1,496,111   1,815,613            290,331         1,219    291,550       1,524,063          203,734               (2,951,423)              (2,747,689)                (1,223,626)
   International Fund                                   103,777           254,046     357,823             70,916           240     71,156         286,667           72,380               (1,314,947)              (1,242,567)                  (955,900)
   International Growth and Income Fund                 108,732                 -     108,732             58,624           221     58,845          49,887           54,229                 (758,616)                (704,387)                  (654,500)
   New World Fund                                       165,285           614,369     779,654            287,013         1,914    288,927         490,727          131,452               (4,422,011)              (4,290,559)                (3,799,832)
   U.S. Government/AAA-Rated Securities Fund            116,910                 -     116,910             93,992           338     94,330          22,580         (115,601)                  38,276                  (77,325)                   (54,745)
Oppenheimer VA Service  Class
   Total Return Bond Fund                                44,041                 -      44,041             18,357           150     18,507          25,534          (12,207)                 (52,290)                 (64,497)                   (38,963)
   Discovery Mid Cap Growth Fund                              -           170,861     170,861             15,496           195     15,691         155,170           23,981                 (288,412)                (264,431)                  (109,261)
   Global Multi-Alternatives Fund                           603                 -         603              1,820            37      1,857          (1,254)           2,005                   (2,708)                    (703)                    (1,957)
   Global Fund                                           32,603           304,081     336,684             54,710           266     54,976         281,708          304,074               (1,228,949)                (924,875)                  (643,167)
   International Growth Fund                             31,082            98,518     129,600             68,433           432     68,865          60,735           40,724               (1,499,089)              (1,458,365)                (1,397,630)
   Main Street Fund                                      42,716           416,250     458,966             62,179           282     62,461         396,505           31,710                 (952,540)                (920,830)                  (524,325)
   Main Street Small Cap Fund                             2,338           510,238     512,576             51,109           192     51,301         461,275          148,575               (1,101,183)                (952,608)                  (491,333)
T. Rowe Price
   Blue Chip Growth Portfolio                                 -           850,066     850,066            299,201         1,621    300,822         549,244        1,079,359               (2,424,782)              (1,345,423)                  (796,179)
   Health Sciences Portfolio                                  -           611,773     611,773            116,834           736    117,570         494,203          237,914               (1,030,761)                (792,847)                  (298,644)
John Hancock Variable Insurance Trust
   Financial Industries Portfolio                           544             3,037       3,581                590             9        599           2,982           (6,446)                 (23,856)                 (30,302)                   (27,320)
   Fundamental All Cap Core Portfolio                         8               458         466                178             1        179             287              (49)                 (10,811)                 (10,860)                   (10,573)
   Select Bond Portfolio                                     74                 -          74                  8             1          9              65               (2)                      (8)                     (10)                        55
   Strategic Income Opportunities Portfolio               1,694                 -       1,694                163             -        163           1,531               (5)                  (3,270)                  (3,275)                    (1,744)

                       The accompanying notes are an integral part of these financial statements

                                                              22

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                          Statements of Changes in Net Assets
                                              Year Ended December 31, 2018
------------------------------------------------------------------------------------------------------------------------

                                                                        Net Increase                                                                                                                   Net Increase (Decrease)     Total Increase  Net Assets
                                                        Net Assets   (Decrease) in Net                                                                            Transfers       Interfund and Net       in Net Assets from       (Decrease) in    End of
                                                        Beginning     Assets Resulting        Net         Transfers of      Transfers of      Transfers of        of Other       Transfers (to) from  Capital Share Transactions    Net Assets       Year
                                                        of Year (a)  from Operations (b)  Premiums (c)   Policy Loans (d)  Surrenders (e)   Death Benefits (f) Terminations (g)  General Account (h)      (i)=(c+d+e+f+g+h)          (j)=(b+i)     (k)=(a+j)
                                                        -----------  -------------------  -------------  ----------------  ---------------  -----------------  ----------------  -------------------- ---------------------------  --------------  ----------
Fidelity Variable Insurance Products
   Government Money Market Portfolio                  $ 12,927,349             $ 27,090          $ 965              $ (6)    $ (1,377,936)      $ (1,003,780)       $ (503,741)          $ 1,226,194                $ (1,658,304)   $ (1,631,214)  $ 11,296,135
   High Income Portfolio                                 6,022,440             (637,480)       675,163               288         (747,314)           (55,545)         (539,948)             (608,527)                 (1,275,883)     (1,913,363)  4,109,077
   Equity-Income Portfolio                               8,907,143             (753,245)        47,072               (51)        (810,551)          (249,877)         (412,406)             (157,937)                 (1,583,750)     (2,336,995)  6,570,148
   Growth Portfolio                                      7,746,338              (75,990)        53,302              (223)        (345,779)           (80,830)         (281,748)             (259,061)                   (914,339)       (990,329)  6,756,009
   Overseas Portfolio                                    8,054,715           (1,151,579)       156,730               322         (745,542)          (149,723)         (225,452)             (178,734)                 (1,142,399)     (2,293,978)  5,760,737
   Mid Cap Portfolio                                    15,996,166           (2,407,092)     1,616,586            (2,814)        (738,602)          (621,375)         (494,040)             (468,803)                   (709,048)     (3,116,140)  12,880,026
   Asset Manager Portfolio                               1,108,425              (72,830)         6,132               (53)         (46,378)                 -           (23,690)               16,962                     (47,027)       (119,857)    988,568
   Investment Grade Bond Portfolio                       4,019,611              (85,032)        23,057             1,906         (542,964)           (25,665)         (117,842)               45,968                    (615,540)       (700,572)  3,319,039
   Index 500 Portfolio                                  20,080,603             (884,074)       135,256            (1,461)      (1,434,263)          (435,838)         (433,389)           (1,804,034)                 (3,973,729)     (4,857,803)  15,222,800
   Contrafund Portfolio                                 29,362,042           (2,265,218)     3,345,861            (1,965)      (1,097,261)        (1,447,142)       (1,002,628)             (832,004)                 (1,035,139)     (3,300,357)  26,061,685
   Asset Manager: Growth Portfolio                         763,812              (69,510)        23,659              (449)         (30,594)                 -           (36,744)               42,041                      (2,087)        (71,597)    692,215
   Balanced Portfolio                                    2,792,652             (139,402)        26,534               (85)        (255,834)            (4,045)         (111,898)              108,065                    (237,263)       (376,665)  2,415,987
   Growth & Income Portfolio                             1,777,858             (157,113)        34,303              (243)         (75,765)           (28,097)          (60,701)             (120,845)                   (251,348)       (408,461)  1,369,397
   Growth Opportunities Portfolio                        2,010,137              236,738         26,051                 -         (121,454)           (29,630)         (264,071)              344,594                     (44,510)        192,228   2,202,365
   Value Strategies Portfolio                            4,727,608             (818,996)       812,679            (5,119)        (834,641)          (256,643)          (83,698)              (59,849)                   (427,271)     (1,246,267)  3,481,341
   Strategic Income Portfolio                            8,233,259             (410,985)     4,194,030                 -         (847,117)           (95,155)         (403,504)           (1,330,119)                  1,518,135       1,107,150   9,340,409
   Emerging Markets Portfolio                            3,638,965             (755,348)       690,317                 -         (172,659)          (107,875)          (80,351)              (67,934)                    261,498        (493,850)  3,145,115
   Real Estate Portfolio                                14,953,636           (1,160,817)     1,872,297                 -         (724,907)          (553,654)         (513,860)             (129,553)                    (49,677)     (1,210,494)  13,743,142
   Funds Manager 50% Portfolio                           2,669,845             (242,280)       532,929                 -         (271,809)          (224,519)          (60,247)              902,071                     878,425         636,145   3,305,990
   Funds Manager 70% Portfolio                           2,124,719             (212,180)       507,271                 -          (74,242)          (104,257)          (48,373)               (5,404)                    274,995          62,815   2,187,534
   Funds Manager 85% Portfolio                           1,036,023             (100,476)       110,807                 -          (37,414)                 -          (122,300)               (4,770)                    (53,677)       (154,153)    881,870
   Government Money Market Portfolio Service Class 2     1,903,208                1,380        103,494                 -         (253,038)          (155,789)         (149,185)            1,100,356                     645,838         647,218   2,550,426
American Century Variable
 Portfolios, Inc.
   Balanced Fund                                         1,467,007              (69,134)         1,804               (22)         (98,474)           (13,603)          (55,385)               11,491                    (154,189)       (223,323)  1,243,684
   Capital Appreciation Fund                             2,121,643              (97,589)        14,343               155         (144,642)            (3,210)          (29,824)             (299,891)                   (463,069)       (560,658)  1,560,985
   International Fund                                    3,936,889             (606,848)        55,236             1,318         (394,946)          (113,959)         (103,284)              125,812                    (429,823)     (1,036,671)  2,900,218
   Value Fund                                           50,910,805           (5,620,349)    10,992,842             1,395       (2,183,074)        (1,770,975)       (1,456,949)           (1,833,833)                  3,749,406      (1,870,943)  49,039,862
   Income & Growth Fund                                  2,120,192             (149,828)        15,232               963         (254,141)           (43,660)          (56,385)             (153,447)                   (491,438)       (641,266)  1,478,926
   Inflation Protection Fund                             6,144,459             (255,716)       777,360               456         (649,550)          (214,345)         (306,050)              183,129                    (209,000)       (464,716)  5,679,743
   Large Company Value Fund                                678,885              (58,855)         5,881                 -          (75,427)                 -           (19,575)              (99,314)                   (188,435)       (247,290)    431,595
   Mid Cap Value Fund                                   20,474,619           (3,302,777)     5,147,426               689         (990,214)          (726,838)         (919,831)              495,265                   3,006,497        (296,280)  20,178,339
   Ultra Fund                                            2,892,088             (249,353)       430,719                 -         (181,736)           (76,399)         (134,344)            1,679,267                   1,717,507       1,468,154   4,360,242
MFS Variable Insurance Trust
   Research Series                                         439,389              (46,186)         6,144                 -          (57,049)                 -           (26,642)              229,128                     151,581         105,395     544,784
   Growth Series                                         1,692,492               21,720         27,569            (2,609)        (106,716)           (37,192)          (43,932)               38,857                    (124,023)       (102,303)  1,590,189
   Investors Trust Series                                  300,384              (16,872)         5,322            (2,839)         (17,784)                 -           (12,679)               (7,567)                    (35,547)        (52,419)    247,965
   New Discovery Series                                  3,178,688             (118,705)       495,190               285         (236,136)           (33,563)         (119,972)              215,965                     321,769         203,064   3,381,752
   Corporate Bond Portfolio                              3,740,989             (171,125)       411,949                 -         (254,257)          (260,574)         (121,757)             (336,213)                   (560,852)       (731,977)  3,009,012
   Emerging Markets Equity Portfolio                     1,581,252             (412,937)     1,779,792                 -         (191,011)           (25,772)          (55,158)                1,236                   1,509,087       1,096,150   2,677,402
   Technology Portfolio                                  2,353,173             (145,917)       696,203                 -          (66,544)          (154,079)          (84,942)              464,661                     855,299         709,382   3,062,555
   Global Tactical Allocation Portfolio                  1,535,748              (73,274)        23,311                 -         (220,905)          (305,116)          (50,656)              110,619                    (442,747)       (516,021)  1,019,727
   International Value Portfolio                        11,319,744           (1,354,783)     2,380,348                 -         (559,110)          (184,683)         (438,638)              182,182                   1,380,099          25,316   11,345,060
   Utilities Series Portfolio                            7,582,594              (47,577)     1,174,157                 -         (275,649)          (183,951)         (323,729)               79,848                     470,676         423,099   8,005,693
   Blended Research Core Equity Portfolio                1,926,691             (217,436)       457,971                 -          (39,651)           (14,553)          (37,045)               15,297                     382,019         164,583   2,091,274

                       The accompanying notes are an integral part of these financial statements

                                                              23

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                          Statements of Changes in Net Assets
                                              Year Ended December 31, 2018
------------------------------------------------------------------------------------------------------------------------

                                                                        Net Increase                                                                                                                   Net Increase (Decrease)     Total Increase  Net Assets
                                                        Net Assets   (Decrease) in Net                                                                            Transfers       Interfund and Net       in Net Assets from       (Decrease) in    End of
                                                        Beginning     Assets Resulting        Net         Transfers of      Transfers of      Transfers of        of Other       Transfers (to) from  Capital Share Transactions    Net Assets       Year
                                                        of Year (a)  from Operations (b)  Premiums (c)   Policy Loans (d)  Surrenders (e)   Death Benefits (f) Terminations (g)  General Account (h)      (i)=(c+d+e+f+g+h)          (j)=(b+i)     (k)=(a+j)
                                                        -----------  -------------------  -------------  ----------------  ---------------  -----------------  ----------------  -------------------- ---------------------------  --------------  ----------
Lord Abbett Series Fund, Inc.
   Growth & Income Portfolio                             1,916,553             (151,671)         8,835                 -         (148,315)           (24,451)          (81,349)             (101,010)                   (346,290)       (497,961)  1,418,592
   Mid-Cap Stock Portfolio                               2,965,787             (400,263)        11,227               587         (389,572)           (55,218)         (104,803)              (10,605)                   (548,384)       (948,647)  2,017,140
   International Opportunities Portfolio                 8,941,762           (1,950,740)       201,526              (129)        (738,705)           (28,989)         (200,259)             (370,070)                 (1,136,626)     (3,087,366)  5,854,396
   Bond-Debenture Portfolio                             18,051,413             (992,769)     3,181,708                 -         (662,321)          (560,150)         (809,279)             (367,416)                    782,542        (210,227)  17,841,186
   Fundamental Equity Portfolio                          1,510,765             (150,532)       249,967                 -          (51,555)           (11,475)          (59,879)               25,125                     152,183           1,651   1,512,416
   Developing Growth Portfolio                           1,662,341             (150,492)       411,281                 -          (24,483)           (23,280)          (75,364)              739,420                   1,027,574         877,082   2,539,423
   Short Duration Income Portfolio                      11,247,886               (8,138)     4,701,717                 -         (709,114)          (387,848)         (418,738)            2,438,813                   5,624,830       5,616,692   16,864,578
Alger Fund
   LargeCap Growth Portfolio                             6,786,993              205,856         59,666               678         (757,255)           (47,445)         (172,960)             (426,400)                 (1,343,716)     (1,137,860)  5,649,133
   MidCap Growth Portfolio                               4,517,235             (255,950)        46,426            (2,050)        (428,033)           (33,283)         (112,180)             (417,053)                   (946,173)     (1,202,123)  3,315,112
   Capital Appreciation Portfolio                        3,521,120              (28,801)        34,161                 -         (307,858)            (2,450)          (49,074)              (59,608)                   (384,829)       (413,630)  3,107,490
   SmallCap Growth Portfolio                               746,906               16,664          1,338            (2,129)         (94,894)            (2,581)           (8,496)              (16,314)                   (123,076)       (106,412)    640,494
   Capital Appreciation Portfolio Class S               36,708,181             (567,926)     5,220,181                 -       (1,436,192)        (1,678,819)       (1,256,727)           (1,872,226)                 (1,023,783)     (1,591,709)  35,116,472
Calvert Variable Series, Inc.
   Mid Cap Growth Portfolio                              1,862,527             (164,906)       594,566               285          (41,625)          (114,734)          (57,036)             (127,548)                    253,908          89,002   1,951,529
   S&P 500 Index Portfolio                               1,663,499              (81,435)         2,576                 -          (14,259)            (4,822)          (44,078)             (186,252)                   (246,835)       (328,270)  1,335,229
   SRI Balanced Portfolio                                        -              (21,336)       265,020                 -                -                  -                 -                12,431                     277,451         256,115     256,115
Invesco Variable Insurance Funds
   Technology Fund                                         753,802              (21,083)        18,734                 -          (30,004)                 -           (12,939)              179,058                     154,849         133,766     887,568
   Managed Volatility Fund                               1,071,793             (121,908)         3,615                 -          (48,278)                 -           (27,499)              (21,003)                    (93,165)       (215,073)    856,720
   Diversified Dividend Fund                               860,319              (76,506)         6,889               (24)         (61,478)           (13,498)           (9,498)               10,379                     (67,230)       (143,736)    716,583
   Health Care Fund                                      1,462,576              (20,235)        16,737               (29)         (74,952)                 -           (28,514)              118,795                      32,037          11,802   1,474,378
   Global Real Estate Fund                                 236,006              (18,516)           205                 -           (3,995)                 -            (5,701)              (39,009)                    (48,500)        (67,016)    168,990
   International Growth Fund                               450,107              (45,834)            48                 -          (46,079)                 -           (12,087)             (192,894)                   (251,012)       (296,846)    153,261
   Mid Cap Core Equity Fund                                383,293              (40,666)           455                 -          (68,309)                 -           (15,272)              (38,563)                   (121,689)       (162,355)    220,938
J.P. Morgan Series Trust II
   Core Bond Portfolio                                   2,956,412              (45,521)        13,876             1,008         (473,729)           (62,442)         (110,572)              910,921                     279,062         233,541   3,189,953
   Small Cap Core Portfolio                              2,328,221             (258,486)        25,746              (328)        (262,019)           (27,343)          (65,165)               41,369                    (287,740)       (546,226)  1,781,995
Rydex Variable Trust
   Nova Fund                                               742,031              (97,909)        12,627               285          (42,653)                 -           (16,909)              103,781                      57,131         (40,778)    701,253
   NASDAQ-100 Fund                                       1,031,427              (35,629)        21,986                 -          (81,952)              (699)          (16,970)              139,195                      61,560          25,931   1,057,358
   U.S. Government Money Market Fund                       572,532               (2,636)         3,562                 -          (54,024)                 -           (17,488)              (56,592)                   (124,542)       (127,178)    445,354
   Inverse S&P 500 Strategy Fund                            65,662                  970             61                 -           (6,949)              (378)             (437)               (1,878)                     (9,581)         (8,611)     57,051
   Inverse NASDAQ-100 Strategy Fund                         66,748               (3,451)            95                 -             (764)              (345)             (477)              (12,200)                    (13,691)        (17,142)     49,606
   Inverse Government Long Bond Strategy Fund               10,769               (1,485)             -                 -                -                  -              (198)               27,393                      27,195          25,710      36,479
   Government Long Bond 1.2x Strategy                      260,461              (16,356)           743                 -          (52,386)                 -            (9,801)              (27,197)                    (88,641)       (104,997)    155,464
   NASDAQ-100 2x Strategy Fund                                   -                    -              -                 -                -                  -                 -                     -                           -               -           -
   Inverse Dow 2x Strategy Fund                                  -                    -              -                 -                -                  -                 -                     -                           -               -           -
Rydex Variable Insurance Fund
   Biotechnology Fund                                    6,335,674             (663,208)       877,241                 -         (218,139)          (279,824)         (287,060)             (387,311)                   (295,093)       (958,301)  5,377,373
   S&P 500 Pure Growth Fund                              3,356,794             (373,895)     1,674,423                 -         (312,133)          (190,877)         (190,965)             (513,881)                    466,567          92,672   3,449,466
   S&P MidCap 400 Pure Growth Fund                       1,289,701             (290,965)       586,518                 -          (22,221)           (16,193)          (66,925)              (77,435)                    403,744         112,779   1,402,480
Guggenheim Variable Insurance Fund
   Long Short Equity Fund                                  812,450             (105,661)         1,088              (936)         (85,296)            (3,280)          (19,467)               18,205                     (89,686)       (195,347)    617,103
   Multi-Hedge Strategies Fund                           2,992,781             (177,593)        90,571                 -         (208,410)          (285,670)         (105,117)              (49,024)                   (557,650)       (735,243)  2,257,538
   Global Managed Futures Strategy Fund                    416,230              (43,079)        56,032                 -          (20,514)                 -           (19,237)                3,051                      19,332         (23,747)    392,483
   Small Cap Value Fund                                  2,558,208             (398,506)       563,045                 -          (72,115)          (153,012)         (165,498)               22,979                     195,399        (203,107)  2,355,101

                       The accompanying notes are an integral part of these financial statements

                                                              24

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                          Statements of Changes in Net Assets
                                              Year Ended December 31, 2018
------------------------------------------------------------------------------------------------------------------------

                                                                        Net Increase                                                                                                                   Net Increase (Decrease)     Total Increase  Net Assets
                                                        Net Assets   (Decrease) in Net                                                                            Transfers       Interfund and Net       in Net Assets from       (Decrease) in    End of
                                                        Beginning     Assets Resulting        Net         Transfers of      Transfers of      Transfers of        of Other       Transfers (to) from  Capital Share Transactions    Net Assets       Year
                                                        of Year (a)  from Operations (b)  Premiums (c)   Policy Loans (d)  Surrenders (e)   Death Benefits (f) Terminations (g)  General Account (h)      (i)=(c+d+e+f+g+h)          (j)=(b+i)     (k)=(a+j)
                                                        -----------  -------------------  -------------  ----------------  ---------------  -----------------  ----------------  -------------------- ---------------------------  --------------  ----------
ProFunds VP
   Access VP High Yield Fund                               229,753               (5,471)           240                 -          (27,111)                 -           (13,649)               74,969                      34,449          28,978     258,731
   Asia 30                                                 117,521              (13,377)           141                 -          (11,704)                 -            (2,352)              (29,577)                    (43,492)        (56,869)     60,652
   Banks                                                    96,800              (10,469)             1                 -          (13,856)                 -            (2,764)              (26,096)                    (42,715)        (53,184)     43,616
   Basic Materials                                         111,540               (8,843)             1                 -             (337)            (3,020)           (3,236)              (53,217)                    (59,809)        (68,652)     42,888
   Bear                                                     95,271                 (391)            21                 -          (13,549)                 -            (6,122)               11,858                      (7,792)         (8,183)     87,088
   Biotechnology                                           477,485              (35,180)           637                 -          (58,032)                 -           (10,661)              (52,671)                   (120,727)       (155,907)    321,578
   Bull                                                  1,551,482              (76,458)        10,347                 -         (252,134)                 -           (35,053)             (510,383)                   (787,223)       (863,681)    687,801
   Consumer Goods                                          169,427              (20,043)           636                 -          (29,749)                 -           (12,512)              (31,098)                    (72,723)        (92,766)     76,661
   Consumer Services                                       215,762               (4,192)           221                 -          (19,204)                 -            (9,392)              (59,377)                    (87,752)        (91,944)    123,818
   Dow 30                                                  182,323              (18,186)             1                 -          (12,702)                 -           (18,769)               18,719                     (12,751)        (30,937)    151,386
   Emerging Markets                                        186,590              (34,086)            72                 -          (37,243)            (3,487)           (6,561)              (33,696)                    (80,915)       (115,001)     71,589
   Europe 30                                                86,997              (13,368)             1                 -                -                  -            (3,474)                    -                      (3,473)        (16,841)     70,156
   Falling U.S. Dollar                                      39,268               (2,986)             -                 -                -               (914)           (2,520)                   (2)                     (3,436)         (6,422)     32,846
   Financials                                              143,511               (7,936)             1                 -          (50,215)                 -            (4,318)              (31,794)                    (86,326)        (94,262)     49,249
   Health Care                                             385,951               (7,125)        28,012                 -          (30,802)           (14,500)          (15,444)              144,273                     111,539         104,414     490,365
   Industrials                                             197,506              (20,213)             3                 -          (18,118)                 -            (8,703)              (40,463)                    (67,281)        (87,494)    110,012
   International                                           107,712              (40,149)             -                 -                -             (5,016)           (8,536)               (9,082)                    (22,634)        (62,783)     44,929
   Internet                                                363,555                  624         38,601                 -          (35,850)           (38,481)          (18,855)               75,655                      21,070          21,694     385,249
   Japan                                                    53,758               (7,376)             -                 -                -                  -            (1,343)                2,787                       1,444          (5,932)     47,826
   Large-Cap Growth                                        966,247               (5,266)           933                 -         (289,648)           (11,603)          (36,507)              115,895                    (220,930)       (226,196)    740,051
   Large-Cap Value                                         834,969              (65,824)           636                 -         (241,738)            (8,860)          (16,680)              (63,131)                   (329,773)       (395,597)    439,372
   Mid-Cap                                               3,823,445             (308,527)         5,095                 -         (322,017)           (10,050)          (76,573)             (481,317)                   (884,862)     (1,193,389)  2,630,056
   Mid-Cap Growth                                          451,663              (65,326)             -                 -          (17,403)                 -           (18,546)              (74,367)                   (110,316)       (175,642)    276,021
   Mid-Cap Value                                           323,868              (30,257)             4                 -             (548)                 -           (10,913)             (167,622)                   (179,079)       (209,336)    114,532
   Government Money Market                               6,983,028             (109,737)        12,907                 -       (1,204,919)          (141,199)         (490,764)              473,377                  (1,350,598)     (1,460,335)  5,522,693
   Oil & Gas                                               761,640             (123,067)           182                 -           (7,602)            (2,661)          (33,621)             (184,422)                   (228,124)       (351,191)    410,449
   NASDAQ-100                                              878,315              (43,296)         9,372                 -          (60,698)                 -           (75,049)              (23,526)                   (149,901)       (193,197)    685,118
   Pharmaceuticals                                         147,974              (13,857)           456                 -                -                  -            (3,715)              (18,823)                    (22,082)        (35,939)    112,035
   Precious Metals                                         801,627             (121,051)        27,916                 -           (8,586)            (2,544)          (34,785)              (82,378)                   (100,377)       (221,428)    580,199
   Real Estate                                             124,847              (11,584)            70                 -          (20,910)            (1,951)          (12,825)              156,133                     120,517         108,933     233,780
   Rising Rates Opportunity                                 48,570                2,346            100                 -          (70,799)                 -            (2,293)              128,585                      55,593          57,939     106,509
   Semiconductor                                            36,793               (8,394)            71                 -           (1,393)                 -            (4,856)               11,068                       4,890          (3,504)     33,289
   Short Dow 30                                              3,755                 (273)             -                 -                -                  -               (77)                  259                         182             (91)      3,664
   Short Emerging Markets                                        -               (1,221)             -                 -                -                  -               (45)                1,266                       1,221               -           -
   Short International                                      17,533                2,174              1                 -                -                  -               (46)                   27                         (18)          2,156      19,689
   Short Mid-Cap                                             3,763                  300              -                 -                -                  -               (73)                    -                         (73)            227       3,990
   Short NASDAQ-100                                            492                  (58)             -                 -                -                  -               (53)                   24                         (29)            (87)        405
   Short Small-Cap                                          21,057                1,487              -                 -                -                  -              (130)               (1,679)                     (1,809)           (322)     20,735
   Small-Cap                                               338,478              (42,570)           276                 -          (22,438)            (2,320)          (20,379)              (41,740)                    (86,601)       (129,171)    209,307
   Small-Cap Growth                                        415,721              (10,857)           181                 -           (3,508)           (20,901)          (10,784)             (112,467)                   (147,479)       (158,336)    257,385
   Small-Cap Value                                         202,299              (12,095)           183                 -           (1,722)                 -            (9,257)              (92,796)                   (103,592)       (115,687)     86,612
   Technology                                              248,374               (6,935)             1                 -          (15,815)           (10,720)          (23,269)              (38,869)                    (88,672)        (95,607)    152,767
   Telecommunications                                       26,980               (3,776)             1                 -                -             (1,663)           (7,101)                 (891)                     (9,654)        (13,430)     13,550
   U.S. Government Plus                                    198,838               (3,730)            19                 -           (8,727)           (27,453)          (11,597)              110,354                      62,596          58,866     257,704
   UltraBull                                               669,377             (117,661)        38,253                 -           (1,662)            (8,556)           (7,596)             (105,584)                    (85,145)       (202,806)    466,571
   UltraMid-Cap                                          1,005,435             (120,566)        10,005                 -          (54,507)           (16,831)          (21,448)             (191,955)                   (274,736)       (395,302)    610,133
   UltraNASDAQ-100                                         421,197              (55,070)        37,798                 -                -                  -           (17,916)              (39,669)                    (19,787)        (74,857)    346,340
   UltraShort Dow 30                                         5,438               (2,208)             5                 -                -                  -                 -                   (35)                        (30)         (2,238)      3,200
   UltraShort NASDAQ-100                                     5,665               (2,845)             -                 -                -                  -                 -                 1,883                       1,883            (962)      4,703
   UltraSmall-Cap                                          198,759              (34,874)        38,241                 -                -                  -            (2,292)              (62,716)                    (26,767)        (61,641)    137,118
   Utilities                                               119,953               (2,001)         1,021                 -             (477)            (4,442)           (6,429)              (28,729)                    (39,056)        (41,057)     78,896

                       The accompanying notes are an integral part of these financial statements

                                                              25

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                          Statements of Changes in Net Assets
                                              Year Ended December 31, 2018
------------------------------------------------------------------------------------------------------------------------

                                                                        Net Increase                                                                                                                   Net Increase (Decrease)     Total Increase  Net Assets
                                                        Net Assets   (Decrease) in Net                                                                            Transfers       Interfund and Net       in Net Assets from       (Decrease) in    End of
                                                        Beginning     Assets Resulting        Net         Transfers of      Transfers of      Transfers of        of Other       Transfers (to) from  Capital Share Transactions    Net Assets       Year
                                                        of Year (a)  from Operations (b)  Premiums (c)   Policy Loans (d)  Surrenders (e)   Death Benefits (f) Terminations (g)  General Account (h)      (i)=(c+d+e+f+g+h)          (j)=(b+i)     (k)=(a+j)
                                                        -----------  -------------------  -------------  ----------------  ---------------  -----------------  ----------------  -------------------- ---------------------------  --------------  ----------
VanEck Worldwide Insurance Trust
   Global Hard Assets Fund                               8,487,983           (2,265,079)       102,609              (313)        (453,774)           (56,452)         (188,746)             (359,705)                   (956,381)     (3,221,460)  5,266,523
   Emerging Markets Fund                                 2,802,208             (501,149)        20,982            (8,371)        (171,795)           (34,662)          (23,114)             (626,985)                   (843,945)     (1,345,094)  1,457,114
   Unconstrained Emerging Markets Bond Fund                791,433              (40,348)         6,337                 -         (240,782)           (22,159)           (9,464)                7,818                    (258,250)       (298,598)    492,835
Janus Henderson Series
   Global Technology Portfolio                           2,538,098             (129,808)       970,086                 -          (55,843)          (107,477)          (94,958)              317,830                   1,029,638         899,830   3,437,928
   Overseas Portfolio                                      543,020              (81,991)        13,727                 -          (32,027)            (6,797)          (18,636)              (22,296)                    (66,029)       (148,020)    395,000
   Research Portfolio                                      599,282               (6,006)        14,889                 -          (22,068)            (3,771)          (17,780)              (99,671)                   (128,401)       (134,407)    464,875
   Enterprise Services Portfolio                        11,539,277             (682,147)     6,743,336                 -         (349,246)          (391,269)         (475,930)             (145,522)                  5,381,369       4,699,222   16,238,499
   Global Research Portfolio                               738,548              (61,603)       135,507                 -         (167,042)           (41,428)          (15,380)               95,016                       6,673         (54,930)    683,618
   Mid Cap Value Portfolio                               3,154,990             (481,324)       537,169                 -          (76,555)          (126,887)         (369,784)              (58,595)                    (94,652)       (575,976)  2,579,014
   Balanced Portfolio                                   15,400,133             (533,951)     8,711,724                 -         (675,934)          (432,308)         (824,778)            2,983,529                   9,762,233       9,228,282   24,628,415
   Flexible Bond Portfolio                               4,255,966             (106,083)     1,196,171                 -         (384,464)          (104,228)         (196,265)              642,630                   1,153,844       1,047,761   5,303,727
   GI Unconstrained Bond Portfolio                         928,697              (50,379)       175,648                 -          (16,204)                 -           (13,471)              (82,274)                     63,699          13,320     942,017
PIMCO Variable Insurance Trust
   Total Return Portfolio                               47,973,212           (1,005,770)     9,170,195             2,670       (3,794,499)        (1,426,255)       (2,019,038)           (1,613,288)                    319,785        (685,985)  47,287,227
   Low Duration Portfolio                               21,281,171             (252,170)     6,004,360                 -       (1,462,142)        (2,422,640)         (963,246)            2,496,928                   3,653,260       3,401,090   24,682,261
   High Yield Portfolio                                  8,637,362             (340,452)       598,840               365         (540,745)          (234,628)         (271,357)             (554,754)                 (1,002,279)     (1,342,731)  7,294,631
   Real Return Portfolio                                21,756,775             (774,349)     2,652,079                 -       (1,117,843)        (1,151,980)         (742,660)             (320,072)                   (680,476)     (1,454,825)  20,301,950
   All Asset Portfolio                                   5,085,136             (339,933)       238,531                 -         (250,681)          (170,689)         (161,792)              186,295                    (158,336)       (498,269)  4,586,867
   Global Multi-Asset Managed Allocation Portfolio         453,296              (30,532)        29,490                 -          (16,485)            (8,962)          (25,963)               39,697                      17,777         (12,755)    440,541
   Short-Term Portfolio                                 45,244,074               41,709      7,646,213                 -       (3,116,174)        (4,433,023)       (2,123,600)            3,988,394                   1,961,810       2,003,519   47,247,593
   Emerging Markets Bond Portfolio                       1,334,555              (90,422)       482,937                 -          (33,956)           (52,484)          (43,685)              (18,904)                    333,908         243,486   1,578,041
   Global Bond Opportunities Portfolio                     386,836              (19,885)         2,031                 -                -            (13,061)          (10,204)               (3,849)                    (25,083)        (44,968)    341,868
   Commodity Real Return Strategy Portfolio              6,786,599             (946,086)       272,467                 -         (316,907)          (279,108)         (192,216)             (182,599)                   (698,363)     (1,644,449)  5,142,150
   International Bond (USD-Hedged) Portfolio               781,044                7,924        432,797                 -          (77,565)           (17,330)         (127,518)              540,255                     750,639         758,563   1,539,607
   Dynamic Bond Adv Portfolio                            2,322,720               (8,836)       223,411                 -         (107,795)           (93,209)          (74,887)             (109,388)                   (161,868)       (170,704)  2,152,016
   Income Advisor Portfolio                              6,386,284              (94,225)    19,277,235                 -         (174,206)           (39,883)         (595,621)             (505,619)                 17,961,906      17,867,681   24,253,965
Goldman Sachs Variable Insurance Trust
   Small Cap Equity Insights Fund                        1,776,378             (207,946)        24,246               399         (303,346)           (18,281)          (52,897)              393,299                      43,420        (164,526)  1,611,852
   Large Cap Value Fund                                    219,163              (52,515)         6,640                 -          (37,032)            (1,981)          (22,292)              489,576                     434,911         382,396     601,559
   Mid Cap Value Fund                                    3,806,884             (359,120)        30,498               (21)        (382,820)           (15,497)         (102,069)             (263,015)                   (732,924)     (1,092,044)  2,714,840
Neuberger Berman Advisors Management Trust
   Mid-Cap Growth Portfolio                              1,189,961              (33,298)        15,998                 -           (9,130)            (7,662)          (10,410)             (537,085)                   (548,289)       (581,587)    608,374
   AMT Mid Cap Intrinsic Value Portfolio                   155,171              (47,104)         2,138                 -          (18,607)              (670)           (6,715)              124,397                     100,543          53,439     208,610
Dreyfus Variable Investment Fund
   Appreciation Portfolio                                  505,415              (22,722)           730                 -          (88,665)                 -           (17,334)              (98,629)                   (203,898)       (226,620)    278,795
   International Value Portfolio                            41,407               (7,720)             -                 -           (1,437)                 -            (3,513)                4,718                        (232)         (7,952)     33,455
   Sustainable U.S. Equity Portfolio                        32,387               (2,199)           455                 -                -                  -            (1,501)                    -                      (1,046)         (3,245)     29,142
Invesco Van Kampen Variable Insurance Fund
   Growth and Income Portfolio                             617,019              (93,269)             -                 -          (30,222)           (11,020)          (24,898)               27,542                     (38,598)       (131,867)    485,152
   Value Opportunities Fund                                 64,054              (13,128)             -                 -                -                  -            (2,679)                    -                      (2,679)        (15,807)     48,247
   American Value Fund                                     247,138              (21,759)             -                 -           (5,534)           (40,326)          (14,083)              (29,014)                    (88,957)       (110,716)    136,422
Morgan Stanley Variable Institutional Funds
   Emerging Markets Debt Portfolio                         218,427              (18,527)             -                 -           (4,507)                 -           (13,237)              (78,110)                    (95,854)       (114,381)    104,046
   Emerging Markets Equity Portfolio                       398,099              (74,701)        27,978                 -          (26,637)            (4,343)          (16,450)               14,374                      (5,078)        (79,779)    318,320
   Mid Cap Growth Portfolio                                131,241               10,717              -                 -                -                  -            (7,249)                    -                      (7,249)          3,468     134,709
   U.S. Real Estate Portfolio                              191,465              (18,691)           200                 -          (12,508)                 -            (7,042)               (4,825)                    (24,175)        (42,866)    148,599

                       The accompanying notes are an integral part of these financial statements

                                                              26

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                          Statements of Changes in Net Assets
                                              Year Ended December 31, 2018
------------------------------------------------------------------------------------------------------------------------

                                                                        Net Increase                                                                                                                   Net Increase (Decrease)     Total Increase  Net Assets
                                                        Net Assets   (Decrease) in Net                                                                            Transfers       Interfund and Net       in Net Assets from       (Decrease) in    End of
                                                        Beginning     Assets Resulting        Net         Transfers of      Transfers of      Transfers of        of Other       Transfers (to) from  Capital Share Transactions    Net Assets       Year
                                                        of Year (a)  from Operations (b)  Premiums (c)   Policy Loans (d)  Surrenders (e)   Death Benefits (f) Terminations (g)  General Account (h)      (i)=(c+d+e+f+g+h)          (j)=(b+i)     (k)=(a+j)
                                                        -----------  -------------------  -------------  ----------------  ---------------  -----------------  ----------------  -------------------- ---------------------------  --------------  ----------
Northern Lights Variable Trust
   Power Income Fund                                     1,219,911              (54,076)        21,922                 -          (49,771)           (32,756)          (27,171)                8,576                     (79,200)       (133,276)  1,086,635
   Power Dividend Index Fund                             3,439,562             (954,422)    11,023,355                 -         (159,312)                 -          (386,912)              981,489                  11,458,620      10,504,198   13,943,760
AB Variable Products Series
   Real Estate Investment Portfolio                      2,507,758             (111,216)       223,902                 -          (78,436)           (30,528)          (86,589)             (495,304)                   (466,955)       (578,171)  1,929,587
   Dynamic Asset Allocation Portfolio                      695,261              (80,413)       363,537                 -          (37,550)            (2,844)          (38,137)                9,928                     294,934         214,521     909,782
   Small Cap Growth Portfolio                               29,628               (2,534)             -                 -                -                  -                 -                17,858                      17,858          15,324      44,952
   Small Mid Cap Value Portfolio                         2,179,500             (426,447)       685,314                 -          (70,912)           (65,730)          (58,731)             (123,127)                    366,814         (59,633)  2,119,867
BlackRock Variable Series Fund, Inc.
   Basic Value Fund                                      3,689,563             (344,774)       276,535                 -         (156,063)          (154,296)         (106,328)               43,491                     (96,661)       (441,435)  3,248,128
   Capital Appreciation Fund                               993,206               15,924          3,370                 -          (11,992)           (13,819)          (67,688)              (30,392)                   (120,521)       (104,597)    888,609
   Equity Dividend Fund                                  9,952,277           (1,105,799)     3,106,800                 -         (330,938)          (503,391)         (373,277)              668,622                   2,567,816       1,462,017   11,414,294
   Global Allocation Fund                               16,525,815           (1,400,548)     1,351,414                 -         (538,573)        (1,094,667)         (442,376)             (207,147)                   (931,349)     (2,331,897)  14,193,918
   Advantage Large Cap Core Fund                           825,109              (53,137)        90,724                 -          (79,925)                 -           (29,389)                  909                     (17,681)        (70,818)    754,291
   Large Cap Focus Growth Fund                           2,428,145             (127,702)     1,944,735                 -          (21,935)          (187,010)          (45,677)             (441,355)                  1,248,758       1,121,056   3,549,201
   iShares Alternatives Strategies Fund                  1,223,435               16,791         18,754                 -          (90,131)           (24,468)          (21,705)           (1,122,676)                 (1,240,226)     (1,223,435)          -
   iShares Dynamic Allocation Fund                         667,193              (58,565)       109,816                 -           (5,153)            (2,948)          (25,075)              439,365                     516,005         457,440   1,124,633
   iShares Dynamic Fixed Income Fund                       904,440              (19,696)        64,150                 -                -                  -            (7,993)             (940,901)                   (884,744)       (904,440)          -
   iShares Equity Appreciation Fund                        416,419               (8,465)        38,670                 -                -                  -              (909)             (445,715)                   (407,954)       (416,419)          -
   Total Return Portfolio                                        -                  425         45,971                 -                -                  -                 -                   (49)                     45,922          46,347      46,347
   S&P 500 Portfolio                                             -              (43,451)       465,942                 -                -                  -                 -                 1,775                     467,717         424,266     424,266
Columbia Variable Portfolio
   Contrarian Core 2 Portfolio                           3,086,917             (368,062)     1,154,513                 -         (212,916)          (213,595)         (367,286)               42,009                     402,725          34,663   3,121,580
   Dividend Opportunity Portfolio                        3,458,480             (229,349)       142,875                 -         (101,712)           (79,070)         (135,286)               40,062                    (133,131)       (362,480)  3,096,000
   Emerging Markets Bond Portfolio                       9,287,340             (764,704)       268,980                 -         (286,592)          (436,273)         (289,898)             (236,891)                   (980,674)     (1,745,378)  7,541,962
   High Yield Portfolio                                  4,645,428             (224,218)       140,494                 -         (162,878)          (182,021)         (149,096)             (162,301)                   (515,802)       (740,020)  3,905,408
   Select Large-Cap Value Portfolio                        265,359             (137,185)       282,051                 -                -            (15,084)           (6,297)              527,955                     788,625         651,440     916,799
   Seligman Global Tech Portfolio                          600,465             (126,299)       653,159                 -          (11,550)                 -           (22,011)              (83,482)                    536,116         409,817   1,010,282
   US Government Mortgage Portfolio                         28,594                  847         26,481                 -                -                  -            (1,191)               78,498                     103,788         104,635     133,229
DWS Variable Insurance Portfolios
   Equity 500 Index Portfolio                           20,848,853           (1,467,968)     4,774,593                 -         (750,430)          (439,256)       (1,620,366)           (4,292,616)                 (2,328,075)     (3,796,043)  17,052,810
   Small Cap Index Portfolio                             3,794,397             (450,334)       688,330                 -          (32,410)          (128,197)         (169,570)             (486,744)                   (128,591)       (578,925)  3,215,472
   Alternative Asset Allocation Portfolio                2,173,864             (214,881)        80,757                 -          (68,269)          (108,513)          (71,307)              (88,722)                   (256,054)       (470,935)  1,702,929
   Global Small Cap Portfolio                              531,759              (87,544)        14,188                 -          (47,222)           (58,308)          (30,172)               (3,362)                   (124,876)       (212,420)    319,339
   Small Mid Cap Value Portfolio                         5,149,941             (999,609)     1,339,090                 -         (165,107)          (205,379)         (173,512)             (151,961)                    643,131        (356,478)  4,793,463
   CROCI US Portfolio                                      316,728              (35,704)         4,000                 -           (2,455)                 -           (18,638)              (10,312)                    (27,405)        (63,109)    253,619
Eaton Vance Variable Trust
   Floating Rate Income Portfolio                       20,976,134             (444,221)     4,094,862                 -       (2,545,475)        (1,143,094)       (1,447,567)            4,061,501                   3,020,227       2,576,006   23,552,140
First Investors Life Series
   Total Return Portfolio                                  438,039              (37,811)        54,952                 -           (2,670)                 -           (42,267)             (101,403)                    (91,388)       (129,199)    308,840
   International Portfolio                               1,122,163             (189,986)       389,111                 -          (43,336)           (10,249)         (147,429)               35,199                     223,296          33,310   1,155,473
   Opportunity Fund                                     13,938,681           (2,071,030)       540,715                 -         (499,925)          (464,379)         (300,660)             (683,461)                 (1,407,710)     (3,478,740)  10,459,941
   Covered Call Strategy Portfolio                          31,030              (11,749)        39,533                 -             (886)                 -                 -                46,885                      85,532          73,783     104,813
Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Fund                                    7,290,214             (712,481)       641,568                 -         (220,220)          (327,658)         (257,175)             (249,043)                   (412,528)     (1,125,009)  6,165,205
   Income Fund                                          21,122,939           (1,154,843)     2,582,870                 -       (1,108,809)        (1,070,865)         (901,111)              (23,374)                   (521,289)     (1,676,132)  19,446,807

                       The accompanying notes are an integral part of these financial statements

                                                              27

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                          Statements of Changes in Net Assets
                                              Year Ended December 31, 2018
------------------------------------------------------------------------------------------------------------------------

                                                                        Net Increase                                                                                                                   Net Increase (Decrease)     Total Increase  Net Assets
                                                        Net Assets   (Decrease) in Net                                                                            Transfers       Interfund and Net       in Net Assets from       (Decrease) in    End of
                                                        Beginning     Assets Resulting        Net         Transfers of      Transfers of      Transfers of        of Other       Transfers (to) from  Capital Share Transactions    Net Assets       Year
                                                        of Year (a)  from Operations (b)  Premiums (c)   Policy Loans (d)  Surrenders (e)   Death Benefits (f) Terminations (g)  General Account (h)      (i)=(c+d+e+f+g+h)          (j)=(b+i)     (k)=(a+j)
                                                        -----------  -------------------  -------------  ----------------  ---------------  -----------------  ----------------  -------------------- ---------------------------  --------------  ----------
   Global Bond Fund                                     27,761,595              179,525      5,465,173                 -       (1,390,475)        (1,292,215)       (1,328,650)              (13,802)                  1,440,031       1,619,556   29,381,151
   Foreign Fund                                         36,631,813           (6,362,733)     6,362,204                 -       (1,486,674)        (1,455,629)       (1,073,013)               58,170                   2,405,058      (3,957,675)  32,674,138
   Developing Markets Fund                               4,314,059             (734,514)       340,080                 -         (191,703)          (116,754)         (118,187)               15,446                     (71,118)       (805,632)  3,508,427
   Mutual Global Discovery Fund                          6,911,351             (884,025)       847,398                 -         (158,446)          (213,589)         (272,627)                 (851)                    201,885        (682,140)  6,229,211
   Rising Dividends Fund                                16,482,913           (1,149,991)     3,177,365                 -         (593,286)          (889,799)         (988,871)              522,937                   1,228,346          78,355   16,561,268
Ivy Variable Insurance Portfolios
   Asset Strategy Portfolio                              5,348,248             (281,451)        59,310                 -         (244,486)          (294,836)         (152,669)             (219,851)                   (852,532)     (1,133,983)  4,214,265
   Balanced Portfolio                                    8,161,913             (302,758)       433,630                 -         (585,465)          (266,977)         (229,178)             (321,707)                   (969,697)     (1,272,455)  6,889,458
   Global Equity Income Portfolio                        1,318,325             (161,334)        20,819                 -          (16,803)           (53,573)          (31,403)                6,204                     (74,756)       (236,090)  1,082,235
   Energy Portfolio                                      1,410,594             (562,300)       186,630                 -          (69,401)           (45,137)          (24,607)              186,505                     233,990        (328,310)  1,082,284
   Global Bond Portfolio                                   811,142              (11,752)       296,432                 -          (31,423)           (15,478)          (43,398)              (24,419)                    181,714         169,962     981,104
   Natural Resources Portfolio                             909,763             (200,319)       136,322                 -          (14,218)           (12,351)          (25,118)             (178,522)                    (93,887)       (294,206)    615,557
   Growth Portfolio                                      2,652,657               40,364        311,772                 -         (319,202)           (46,066)         (116,392)               17,414                    (152,474)       (112,110)  2,540,547
   High Income Portfolio                                14,372,995             (465,517)     2,377,862                 -         (642,168)          (562,421)         (673,640)           (1,735,649)                 (1,236,016)     (1,701,533)  12,671,462
   International Core Equity Portfolio                   6,533,485           (1,432,384)     1,423,760                 -         (281,574)          (155,419)         (178,772)              378,324                   1,186,319        (246,065)  6,287,420
   Global Growth Portfolio                                 778,903              (42,956)        26,825                 -           (9,598)           (26,998)          (13,449)              (93,314)                   (116,534)       (159,490)    619,413
   Mid Cap Growth Portfolio                              3,077,186             (291,932)     1,396,562                 -          (54,000)           (31,148)         (153,082)            1,133,142                   2,291,474       1,999,542   5,076,728
   Science and Technology Portfolio                      5,900,528             (574,411)     2,184,527                 -         (279,609)          (221,287)         (260,357)               42,627                   1,465,901         891,490   6,792,018
   Small Cap Growth Portfolio                            3,074,994             (394,860)     1,787,077                 -         (118,835)          (206,335)         (145,338)              277,431                   1,594,000       1,199,140   4,274,134
   Small Cap Core Portfolio                             10,437,705           (1,316,425)     2,116,124                 -         (615,557)          (414,847)         (341,968)             (111,998)                    631,754        (684,671)  9,753,034
Lazard Retirement Series, Inc.
   International Equity Portfolio                          885,891             (141,817)        63,649                 -                -            (22,224)          (12,141)               36,210                      65,494         (76,323)    809,568
   Global Dynamic Multi Asset Portfolio                  1,875,157             (131,592)       132,646                 -          (84,801)          (145,628)          (46,403)             (119,275)                   (263,461)       (395,053)  1,480,104
Legg Mason Partners Variable Equity Trust
   Western Asset Variable Global High Yield Bond Portfolio 755,250              (43,687)       159,938                 -           (8,513)           (53,078)          (17,135)              (52,720)                     28,492         (15,195)    740,055
   ClearBridge Variable Mid Cap Portfolio                5,378,396           (1,097,855)     3,344,734                 -         (113,920)          (160,065)         (191,993)             (304,879)                  2,573,877       1,476,022   6,854,418
   ClearBridge Variable Dividend Strategy Portfolio     11,393,886             (710,531)     2,003,020                 -         (472,286)          (455,571)         (755,660)             (383,734)                    (64,231)       (774,762)  10,619,124
   ClearBridge Variable Small Cap Growth Portfolio       2,265,491             (123,720)       965,050                 -         (137,364)          (113,902)          (81,804)              388,384                   1,020,364         896,644   3,162,135
   ClearBridge Variable Aggressive Growth Portfolio        543,603             (102,356)       442,734                 -          (19,186)                 -           (17,643)               40,659                     446,564         344,208     887,811
   Western Asset Variable Core Bond Plus Portfolio      40,107,702           (1,686,445)    22,825,436                 -       (1,764,596)        (1,288,111)       (1,828,909)           (1,013,061)                 16,930,759      15,244,314   55,352,016
   ClearBridge Variable Large Cap Growth Portfolio       3,624,472             (441,961)     5,875,491                 -         (184,956)          (120,504)         (205,605)               37,148                   5,401,574       4,959,613   8,584,085
QS Legg Mason Partners Variable Income Trust
   Dynamic Multi Strategy Portfolio                        466,372              (39,362)        19,425                 -           (7,346)            (2,671)           (7,259)               (6,467)                     (4,318)        (43,680)    422,692
Pioneer Variable Contracts Trust
   Fund Portfolio                                          730,502              (12,369)        81,339                 -          (63,087)                 -            (6,332)             (147,074)                   (135,154)       (147,523)    582,979
   Bond Portfolio                                       37,259,655             (861,469)     9,194,380                 -       (1,525,286)        (1,966,017)       (1,369,203)                 (140)                  4,333,734       3,472,265   40,731,920
   Strategic Income Portfolio                           12,081,157             (398,040)     2,963,316                 -         (770,904)          (599,110)         (584,989)             (736,966)                    271,347        (126,693)  11,954,464
   Equity Income Portfolio                               8,561,884           (1,142,589)     3,521,350                 -         (348,224)          (254,925)         (294,403)               36,381                   2,660,179       1,517,590   10,079,474
   High Yield Portfolio                                  1,455,901              (68,581)        23,974                 -          (91,886)                 -           (52,346)              (65,633)                   (185,891)       (254,472)  1,201,429
Prudential Series Funds
   Jennison 20/20 Focus Portfolio                          384,968              (17,165)         4,608                 -           (2,090)           (41,118)          (25,281)              (14,463)                    (78,344)        (95,509)    289,459
   Natural Resources Portfolio                             811,491             (123,229)         7,360                 -          (19,382)           (10,597)          (20,802)             (132,046)                   (175,467)       (298,696)    512,795
   SP Prudential US Emerging Growth Portfolio              428,302              (44,151)             -                 -          (10,231)                 -           (14,078)               59,833                      35,524          (8,627)    419,675
Royce Capital Fund
   Micro-Cap Portfolio                                     511,189              (46,404)        10,420                 -          (19,817)            (1,800)           (5,078)               (8,728)                    (25,003)        (71,407)    439,782
   Small Cap Portfolio                                   9,979,307             (883,631)       857,536                 -         (399,773)          (392,927)         (455,449)             (421,966)                   (812,579)     (1,696,210)  8,283,097
Alps
   Alerian Energy Infrastructure Portfolio               2,035,885             (391,368)       131,548                 -          (66,941)           (61,523)          (42,165)              (58,557)                    (97,638)       (489,006)  1,546,879
   Red Rocks Listed Private Equity Portfolio             1,584,399             (195,344)       258,548                 -         (158,059)           (12,450)          (32,319)             (267,122)                   (211,402)       (406,746)  1,177,653

                       The accompanying notes are an integral part of these financial statements

                                                              28

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                          Statements of Changes in Net Assets
                                              Year Ended December 31, 2018
------------------------------------------------------------------------------------------------------------------------

                                                                        Net Increase                                                                                                                   Net Increase (Decrease)     Total Increase  Net Assets
                                                        Net Assets   (Decrease) in Net                                                                            Transfers       Interfund and Net       in Net Assets from       (Decrease) in    End of
                                                        Beginning     Assets Resulting        Net         Transfers of      Transfers of      Transfers of        of Other       Transfers (to) from  Capital Share Transactions    Net Assets       Year
                                                        of Year (a)  from Operations (b)  Premiums (c)   Policy Loans (d)  Surrenders (e)   Death Benefits (f) Terminations (g)  General Account (h)      (i)=(c+d+e+f+g+h)          (j)=(b+i)     (k)=(a+j)
                                                        -----------  -------------------  -------------  ----------------  ---------------  -----------------  ----------------  -------------------- ---------------------------  --------------  ----------
American Funds IS
   Asset Allocation Fund                                35,466,015           (2,778,586)    12,344,774                 -       (1,381,103)        (2,560,027)       (1,161,713)            1,342,687                   8,584,618       5,806,032   41,272,047
   Blue Chip Income and Growth Fund                     21,744,911           (2,796,857)     8,130,608                 -         (443,951)          (995,679)       (1,103,556)              219,609                   5,807,031       3,010,174   24,755,085
   Ultra-Short Bond Fund                                12,736,983              (20,268)     3,448,761                 -       (1,428,004)        (1,445,447)         (558,128)           (1,658,417)                 (1,641,235)     (1,661,503)  11,075,480
   Capital Income Builder Fund                          12,674,558           (1,201,941)     4,114,817                 -         (759,194)          (498,557)         (355,113)             (235,499)                  2,266,454       1,064,513   13,739,071
   Global Growth Fund                                    5,351,879             (833,457)     3,031,360                 -         (373,538)          (127,284)         (200,398)               57,814                   2,387,954       1,554,497   6,906,376
   Global Growth and Income Fund                         7,127,276           (1,056,295)     3,526,925                 -         (107,668)          (437,830)         (261,605)               18,402                   2,738,224       1,681,929   8,809,205
   Global Small Capitalization Fund                      2,497,720             (422,729)     1,284,506                 -          (38,274)           (86,965)         (106,817)              (86,172)                    966,278         543,549   3,041,269
   Growth Fund                                          15,869,916             (879,776)     8,385,488                 -         (351,247)          (584,390)         (472,130)             (660,393)                  6,317,328       5,437,552   21,307,468
   Growth-Income Fund                                   19,064,147           (1,223,626)     9,203,228                 -         (569,992)          (904,185)         (721,048)             (167,040)                  6,840,963       5,617,337   24,681,484
   International Fund                                    4,880,259             (955,900)     2,601,973                 -         (111,496)          (208,994)         (149,349)              153,912                   2,286,046       1,330,146   6,210,405
   International Growth and Income Fund                  3,723,128             (654,500)     2,300,385                 -         (131,791)           (46,399)         (236,567)              (67,465)                  1,818,163       1,163,663   4,886,791
   New World Fund                                       20,915,092           (3,799,832)     6,862,997                 -         (757,338)          (788,356)         (599,744)              538,818                   5,256,377       1,456,545   22,371,637
   U.S. Government/AAA-Rated Securities Fund             8,709,523              (54,745)     1,042,982                 -       (1,587,651)                 -          (101,651)            1,988,291                   1,341,971       1,287,226   9,996,749
Oppenheimer VA Service  Class
   Total Return Bond Fund                                1,489,489              (38,963)       118,320                 -          (24,743)           (28,726)          (41,081)              (92,385)                    (68,615)       (107,578)  1,381,911
   Discovery Mid Cap Growth Fund                         1,081,791             (109,261)       392,038                 -          (44,232)           (49,112)          (59,622)              (11,280)                    227,792         118,531   1,200,322
   Global Multi-Alternatives Fund                           90,846               (1,957)         7,230                 -           (4,388)                 -            (3,391)               (1,275)                     (1,824)         (3,781)     87,065
   Global Fund                                           4,168,595             (643,167)     1,293,239                 -         (190,855)           (51,238)         (130,127)             (710,231)                    210,788        (432,379)  3,736,216
   International Growth Fund                             3,621,877           (1,397,630)     3,816,767                 -          (85,297)          (100,251)         (122,017)              551,461                   4,060,663       2,663,033   6,284,910
   Main Street Fund                                      3,992,486             (524,325)     2,069,488                 -          (34,879)           (91,473)         (124,236)             (183,969)                  1,634,931       1,110,606   5,103,092
   Main Street Small Cap Fund                            3,591,491             (491,333)     1,285,749                 -          (64,478)          (286,937)          (91,169)             (376,307)                    466,858         (24,475)  3,567,016
T. Rowe Price
   Blue Chip Growth Portfolio                           16,205,947             (796,179)    10,859,962                 -       (1,055,483)          (978,736)         (501,639)            1,126,334                   9,450,438       8,654,259   24,860,206
   Health Sciences Portfolio                             7,168,782             (298,644)     3,842,893                 -         (153,343)          (316,111)         (328,546)              138,139                   3,183,032       2,884,388   10,053,170
John Hancock Variable Insurance Trust
   Financial Industries Portfolio                                -              (27,320)       154,318                 -                -                  -            (1,155)               18,008                     171,171         143,851     143,851
   Fundamental All Cap Core Portfolio                            -              (10,573)        59,711                 -                -                  -                 -                     -                      59,711          49,138      49,138
   Select Bond Portfolio                                         -                   55          3,817                 -                -                  -                 -                     4                       3,821           3,876       3,876
   Strategic Income Opportunities Portfolio                      -               (1,744)        64,689                 -                -                  -                 -                23,357                      88,046          86,302      86,302

                       The accompanying notes are an integral part of these financial statements

                                                              29

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                          Statements of Changes in Net Assets
                                              Year Ended December 31, 2017
------------------------------------------------------------------------------------------------------------------------

                                                                        Net Increase                                                                                                                    Net Increase (Decrease)    Total Increase  Net Assets
                                                         Net Assets   (Decrease) in Net                                                                           Transfers       Interfund and Net       in Net Assets from       (Decrease) in     End of
                                                         Beginning    Assets Resulting         Net         Transfers of     Transfers of      Transfers of         of Other       Transfers (to) from  Capital Share Transactions   Net Assets        Year
                                                         of Year (a) from Operations (b)  Premiums (c)    Policy Loans (d)  Surrenders (e)  Death Benefits (f) Terminations (g)   General Account (h)      (i)=(c+d+e+f+g+h)         (j)=(b+i)     (k)=(a+j)
                                                         ----------- -------------------- --------------  ----------------  --------------  -----------------  -----------------  -------------------  --------------------------  --------------  -----------
Fidelity Variable Insurance Products
   Government Money Market Portfolio                    $ 5,702,461            $ (34,742)       $ 3,710            $ (905)   $ (1,016,369)        $ (387,733)        $ (731,076)         $ 9,392,003                 $ 7,259,630     $ 7,224,888   $ 12,927,349
   High Income Portfolio                                 18,861,790              884,158        684,693               525      (2,895,427)          (655,595)          (602,416)         (10,255,288)                (13,723,508)    (12,839,350)   6,022,440
   Equity-Income Portfolio                                9,774,609              954,885        127,474             4,922        (720,224)          (299,002)          (260,964)            (674,557)                 (1,822,351)       (867,466)   8,907,143
   Growth Portfolio                                       6,313,943            2,180,623        126,882               387        (653,763)           (62,005)          (183,023)              23,294                    (748,228)      1,432,395    7,746,338
   Overseas Portfolio                                     7,167,103            1,937,083        157,836             4,671        (639,462)          (335,415)          (233,219)              (3,882)                 (1,049,471)        887,612    8,054,715
   Mid Cap Portfolio                                     13,075,933            2,533,059      2,415,999             4,611      (1,036,491)          (295,115)          (444,198)            (257,632)                    387,174       2,920,233   15,996,166
   Asset Manager Portfolio                                1,103,446              127,329          4,971               778         (65,790)           (11,589)           (50,470)                (250)                   (122,350)          4,979    1,108,425
   Investment Grade Bond Portfolio                        4,645,035              116,476         26,757             3,106        (335,464)          (326,221)          (201,205)              91,127                    (741,900)       (625,424)   4,019,611
   Index 500 Portfolio                                   18,936,510            3,485,144        182,411             5,909      (1,397,775)          (782,440)          (625,400)             276,244                  (2,341,051)      1,144,093   20,080,603
   Contrafund Portfolio                                  23,032,917            4,766,614      3,238,035             1,743      (1,740,622)          (170,307)          (591,703)             825,365                   1,562,511       6,329,125   29,362,042
   Asset Manager: Growth Portfolio                          678,289              111,694         24,426              (384)         (9,961)                 -            (41,371)               1,119                     (26,171)         85,523      763,812
   Balanced Portfolio                                     3,218,268              429,714         67,263               171        (657,787)           (47,795)          (112,775)            (104,407)                   (855,330)       (425,616)   2,792,652
   Growth & Income Portfolio                              1,752,760              241,588         24,159              (175)       (148,517)           (85,638)          (121,275)             114,956                    (216,490)         25,098    1,777,858
   Growth Opportunities Portfolio                         1,642,818              533,464          8,427                 -        (104,011)                 -            (28,299)             (42,262)                   (166,145)        367,319    2,010,137
   Value Strategies Portfolio                             3,697,663              689,970      1,025,483           (14,625)        (76,690)          (143,961)          (535,730)              85,498                     339,975       1,029,945    4,727,608
   Strategic Income Portfolio                             5,845,982              391,822      2,273,387                 -        (133,697)          (177,065)          (224,788)             257,618                   1,995,455       2,387,277    8,233,259
   Emerging Markets Portfolio                             1,349,736              833,989      1,367,632                 -         (52,047)                 -            (92,407)             232,062                   1,455,240       2,289,229    3,638,965
   Real Estate Portfolio                                 14,545,145              356,751      1,748,956                 -        (520,094)          (587,885)          (476,406)            (112,831)                     51,740         408,491   14,953,636
   Funds Manager 50% Portfolio                            2,420,472              312,590        402,602                 -        (133,970)            (4,045)           (31,647)            (296,157)                    (63,217)        249,373    2,669,845
   Funds Manager 70% Portfolio                            1,652,282              301,268        218,768                 -               -            (16,030)           (51,645)              20,076                     171,169         472,437    2,124,719
   Funds Manager 85% Portfolio                              599,483              146,822        299,302                 -             (60)                 -            (33,969)              24,445                     289,718         436,540    1,036,023
   Government Money Market Portfolio Service Class 2      2,229,175              (19,102)       184,192                 -        (172,983)           (42,555)          (140,534)            (134,985)                   (306,865)       (325,967)   1,903,208
American Century Variable
 Portfolios, Inc.
   Balanced Fund                                          1,890,953              205,588          5,252               200        (437,650)           (99,031)           (46,470)             (51,835)                   (629,534)       (423,946)   1,467,007
   Capital Appreciation Fund                              1,724,354              355,259         10,835               300        (104,546)                 -            (21,541)             156,982                      42,030         397,289    2,121,643
   International Fund                                     3,120,591              919,007         47,500             1,947        (359,226)           (19,202)          (109,536)             335,808                    (102,709)        816,298    3,936,889
   Value Fund                                            41,913,966            3,281,905     12,227,271             3,832      (2,007,890)        (1,851,878)        (1,501,294)          (1,155,107)                  5,714,934       8,996,839   50,910,805
   Income & Growth Fund                                   1,762,167              264,921         39,415               835        (204,571)            (2,450)           (61,493)             321,368                      93,104         358,025    2,120,192
   Inflation Protection Fund                              6,660,454              148,041        554,467             2,847        (459,156)          (619,715)          (270,911)             128,432                    (664,036)       (515,995)   6,144,459
   Large Company Value Fund                               1,068,958               68,740          7,588                 -        (134,816)            (1,466)           (36,871)            (293,248)                   (458,813)       (390,073)     678,885
   Mid Cap Value Fund                                    16,892,336            1,811,456      4,976,868             3,066      (1,119,791)          (429,827)          (583,988)          (1,075,501)                  1,770,827       3,582,283   20,474,619
   Ultra Fund                                               987,916              505,732        655,095                 -        (131,389)           (35,427)           (64,530)             974,691                   1,398,440       1,904,172    2,892,088
MFS Variable Insurance Trust
   Research Series                                          440,413               82,841            269                 -         (60,215)                 -             (7,014)             (16,905)                    (83,865)         (1,024)     439,389
   Growth Series                                          1,263,117              381,889         30,505               275        (199,505)           (17,506)           (27,225)             260,942                      47,486         429,375    1,692,492
   Investors Trust Series                                   251,318               52,152          9,304                 -         (31,069)            (1,792)            (6,230)              26,701                      (3,086)         49,066      300,384
   New Discovery Series                                   2,351,074              608,446        417,094              (861)       (226,059)                 -            (72,799)             101,793                     219,168         827,614    3,178,688
   Corporate Bond Portfolio                               2,554,034              141,915      1,214,884                 -         (23,058)           (13,487)          (120,073)             (13,226)                  1,045,040       1,186,955    3,740,989
   Emerging Markets Equity Portfolio                        389,170              252,449        714,935                 -         (33,127)           (10,630)           (11,364)             279,819                     939,633       1,192,082    1,581,252
   Technology Portfolio                                   1,785,849              631,873        553,818                 -        (257,311)          (137,890)          (145,044)             (78,122)                    (64,549)        567,324    2,353,173
   Global Tactical Allocation Portfolio                     979,859               99,897        103,308                 -         (27,599)          (546,579)           (17,441)             944,303                     455,992         555,889    1,535,748
   International Value Portfolio                          6,438,766            1,922,946      3,515,300                 -        (295,364)          (205,252)          (226,025)             169,373                   2,958,032       4,880,978   11,319,744
   Utilities Series Portfolio                             6,088,629              843,277      2,026,271                 -        (283,256)          (314,895)          (204,805)            (572,627)                    650,688       1,493,965    7,582,594
   Blended Research Core Equity Portfolio                   490,595              201,795      1,053,249                 -         (20,294)           (13,381)           (12,049)             226,776                   1,234,301       1,436,096    1,926,691

                       The accompanying notes are an integral part of these financial statements

                                                              30

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                          Statements of Changes in Net Assets
                                              Year Ended December 31, 2017
------------------------------------------------------------------------------------------------------------------------

                                                                        Net Increase                                                                                                                    Net Increase (Decrease)    Total Increase  Net Assets
                                                         Net Assets   (Decrease) in Net                                                                           Transfers       Interfund and Net       in Net Assets from       (Decrease) in     End of
                                                         Beginning    Assets Resulting         Net         Transfers of     Transfers of      Transfers of         of Other       Transfers (to) from  Capital Share Transactions   Net Assets        Year
                                                         of Year (a) from Operations (b)  Premiums (c)    Policy Loans (d)  Surrenders (e)  Death Benefits (f) Terminations (g)   General Account (h)      (i)=(c+d+e+f+g+h)         (j)=(b+i)     (k)=(a+j)
                                                         ----------- -------------------- --------------  ----------------  --------------  -----------------  -----------------  -------------------  --------------------------  --------------  -----------
Lord Abbett Series Fund, Inc.
   Growth & Income Portfolio                              1,881,106              205,835         14,509                 -         (95,226)           (24,292)           (55,336)             (10,043)                   (170,388)         35,447    1,916,553
   Mid-Cap Stock Portfolio                                3,521,556              167,268         21,830             2,977        (249,777)          (225,825)          (101,435)            (170,807)                   (723,037)       (555,769)   2,965,787
   International Opportunities Portfolio                  7,840,838            2,755,705         86,278             2,986        (730,846)          (391,914)          (274,232)            (347,053)                 (1,654,781)      1,100,924    8,941,762
   Bond-Debenture Portfolio                              11,923,220            1,099,263      5,101,334                 -        (252,044)          (738,634)          (507,054)           1,425,328                   5,028,930       6,128,193   18,051,413
   Fundamental Equity Portfolio                           1,423,577              155,471        183,107                 -         (51,210)           (17,049)           (45,156)            (137,975)                    (68,283)         87,188    1,510,765
   Developing Growth Portfolio                            1,293,233              357,652        222,468                 -         (45,263)           (17,984)           (52,965)             (94,800)                     11,456         369,108    1,662,341
   Short Duration Income Portfolio                        6,743,618               65,146      6,323,097                 -      (1,004,217)          (245,340)          (406,206)            (228,212)                  4,439,122       4,504,268   11,247,886
Alger Fund
   LargeCap Growth Portfolio                              6,527,385            1,608,299         62,791             3,833        (580,556)          (475,298)          (175,808)            (183,653)                 (1,348,691)        259,608    6,786,993
   MidCap Growth Portfolio                                4,393,261            1,125,028         44,119             1,609        (385,643)          (448,516)          (131,263)             (81,360)                 (1,001,054)        123,974    4,517,235
   Capital Appreciation Portfolio                         3,086,508              853,738         23,824                 -        (503,140)           (14,547)           (68,305)             143,042                    (419,126)        434,612    3,521,120
   SmallCap Growth Portfolio                                680,183              168,543          3,078                 -         (85,281)            (7,512)            (7,185)              (4,920)                   (101,820)         66,723      746,906
   Capital Appreciation Portfolio Class S                27,932,263            8,286,153      6,417,002                 -      (1,371,096)        (1,276,558)        (1,401,415)          (1,878,168)                    489,765       8,775,918   36,708,181
Calvert Variable Series, Inc.
   Mid Cap Growth Portfolio                               1,778,568              177,305        285,016              (858)       (139,889)           (18,114)           (54,875)            (164,626)                    (93,346)         83,959    1,862,527
   S&P 500 Index Portfolio                                1,515,372              293,133          5,097                 -        (107,174)          (323,379)           (42,446)             322,896                    (145,006)        148,127    1,663,499
Invesco Variable Insurance Funds
   Technology Fund                                          339,618              150,515          5,848                 -         (23,378)                 -            (12,081)             293,280                     263,669         414,184      753,802
   Managed Volatility Fund                                1,379,034               97,765          3,682                 -        (119,463)            (3,573)           (78,251)            (207,401)                   (405,006)       (307,241)   1,071,793
   Diversified Dividend Fund                              1,020,691               64,148         39,912               234         (44,373)           (20,057)           (16,979)            (183,257)                   (224,520)       (160,372)     860,319
   Health Care Fund                                       1,465,196              193,397          8,843             1,020         (87,711)                 -            (32,315)             (85,854)                   (196,017)         (2,620)   1,462,576
   Global Real Estate Fund                                  228,979               21,182            201                 -          (9,665)                 -             (4,964)                 273                     (14,155)          7,027      236,006
   International Growth Fund                                357,909               64,756             78                 -         (69,210)                 -            (17,956)             114,530                      27,442          92,198      450,107
   Mid Cap Core Equity Fund                                 427,305               45,842          1,357                 -         (79,762)                 -            (15,346)               3,897                     (89,854)        (44,012)     383,293
J.P. Morgan Series Trust II
   Core Bond Portfolio                                    3,395,498               71,793         19,490             2,189        (200,830)          (367,003)          (141,198)             176,473                    (510,879)       (439,086)   2,956,412
   Small Cap Core Portfolio                               2,639,261              299,849         35,058             1,132        (162,894)          (150,835)           (75,376)            (257,974)                   (610,889)       (311,040)   2,328,221
Rydex Variable Trust
   Nova Fund                                                692,932              185,448          5,049            (1,361)       (149,043)                 -            (13,449)              22,455                    (136,349)         49,099      742,031
   NASDAQ-100 Fund                                          627,513              205,106         18,005                 -         (70,504)                 -             (7,848)             259,155                     198,808         403,914    1,031,427
   U.S. Government Money Market Fund                        220,542               (3,181)         7,119                 -         (20,664)                 -             (4,119)             372,835                     355,171         351,990      572,532
   Inverse S&P 500 Strategy Fund                            148,204              (26,248)         2,129                 -            (805)                 -               (208)             (57,410)                    (56,294)        (82,542)      65,662
   Inverse NASDAQ-100 Strategy Fund                         121,182              (36,298)           960                 -          (3,953)                 -               (488)             (14,655)                    (18,136)        (54,434)      66,748
   Inverse Government Long Bond Strategy Fund                28,913               (2,381)           139                 -          (2,658)                 -               (145)             (13,099)                    (15,763)        (18,144)      10,769
   Government Long Bond 1.2x Strategy                       336,452               20,609          2,844                 -               -                  -            (13,521)             (85,923)                    (96,600)        (75,991)     260,461
   NASDAQ-100 2x Strategy Fund                                    -                    -              -                 -               -                  -                  -                    -                           -               -            -
   Inverse Dow 2x Strategy Fund                                   -                    -              -                 -               -                  -                  -                    -                           -               -            -
Rydex Variable Insurance Fund
   Biotechnology Fund                                     5,082,563            1,402,538        868,343                 -        (284,902)          (204,908)          (349,777)            (178,183)                   (149,427)      1,253,111    6,335,674
   S&P 500 Pure Growth Fund                               1,990,152              503,703      1,141,757                 -         (65,800)           (91,333)           (95,276)             (26,409)                    862,939       1,366,642    3,356,794
   S&P MidCap 400 Pure Growth Fund                          863,140              183,439        360,847                 -         (72,689)           (52,200)           (21,809)              28,973                     243,122         426,561    1,289,701
Guggenheim Variable Insurance Fund
   Long Short Equity Fund                                   690,817               91,648        163,223                 -         (33,263)           (12,252)           (33,346)             (54,377)                     29,985         121,633      812,450
   Multi-Hedge Strategies Fund                            3,484,188               67,388         60,078                 -        (127,529)          (215,515)          (100,895)            (174,934)                   (558,795)       (491,407)   2,992,781
   Global Managed Futures Strategy Fund                     470,218               30,580         37,014                 -         (15,240)                 -            (19,390)             (86,952)                    (84,568)        (53,988)     416,230
   Small Cap Value Fund                                   3,139,446               65,271        586,094                 -        (297,396)           (11,692)          (187,669)            (735,846)                   (646,509)       (581,238)   2,558,208

                       The accompanying notes are an integral part of these financial statements

                                                              31

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                          Statements of Changes in Net Assets
                                              Year Ended December 31, 2017
------------------------------------------------------------------------------------------------------------------------

                                                                        Net Increase                                                                                                                    Net Increase (Decrease)    Total Increase  Net Assets
                                                         Net Assets   (Decrease) in Net                                                                           Transfers       Interfund and Net       in Net Assets from       (Decrease) in     End of
                                                         Beginning    Assets Resulting         Net         Transfers of     Transfers of      Transfers of         of Other       Transfers (to) from  Capital Share Transactions   Net Assets        Year
                                                         of Year (a) from Operations (b)  Premiums (c)    Policy Loans (d)  Surrenders (e)  Death Benefits (f) Terminations (g)   General Account (h)      (i)=(c+d+e+f+g+h)         (j)=(b+i)     (k)=(a+j)
                                                         ----------- -------------------- --------------  ----------------  --------------  -----------------  -----------------  -------------------  --------------------------  --------------  -----------
ProFunds VP
   Access VP High Yield Fund                                409,262                5,852            200                 -         (96,622)                 -            (23,534)             (65,405)                   (185,361)       (179,509)     229,753
   Asia 30                                                   78,213               24,185             80                 -               -                  -             (2,757)              17,800                      15,123          39,308      117,521
   Banks                                                    125,039                7,005             39                 -          (5,193)                 -             (4,102)             (25,988)                    (35,244)        (28,239)      96,800
   Basic Materials                                           66,637               70,220              8                 -         (36,318)                 -            (19,557)              30,550                     (25,317)         44,903      111,540
   Bear                                                     127,038              (25,415)           282                 -          (1,847)                 -             (5,135)                 348                      (6,352)        (31,767)      95,271
   Biotechnology                                            491,608              103,132            605                 -         (80,986)                 -            (29,603)              (7,271)                   (117,255)        (14,123)     477,485
   Bull                                                   1,228,781              203,490          3,490                 -        (151,860)                 -            (44,366)             311,947                     119,211         322,701    1,551,482
   Consumer Goods                                           214,397               41,729            816                 -         (21,127)                 -            (23,272)             (43,116)                    (86,699)        (44,970)     169,427
   Consumer Services                                        194,430               62,637            272                 -         (18,160)                 -            (10,374)             (13,043)                    (41,305)         21,332      215,762
   Dow 30                                                   131,454               31,413            618                 -         (31,666)                 -            (16,132)              66,636                      19,456          50,869      182,323
   Emerging Markets                                         116,103               67,065            116                 -          (7,832)                 -             (9,676)              20,814                       3,422          70,487      186,590
   Europe 30                                                 77,994               14,561              -                 -          (6,809)                 -             (3,896)               5,147                      (5,558)          9,003       86,997
   Falling U.S. Dollar                                       40,388                2,357              -                 -            (649)                 -             (2,755)                 (73)                     (3,477)         (1,120)      39,268
   Financials                                               966,039               20,670             87                 -         (61,757)                 -            (31,413)            (750,115)                   (843,198)       (822,528)     143,511
   Health Care                                            1,315,986              155,018         22,062                 -        (102,513)                 -            (54,562)            (950,040)                 (1,085,053)       (930,035)     385,951
   Industrials                                              125,630               65,142              -                 -         (22,283)                 -            (17,254)              46,271                       6,734          71,876      197,506
   International                                             80,595               29,035              6                 -         (11,593)                 -             (9,386)              19,055                      (1,918)         27,117      107,712
   Internet                                                 307,871              122,309         32,273                 -         (16,457)                 -            (22,020)             (60,421)                    (66,625)         55,684      363,555
   Japan                                                    110,735                3,543             42                 -               -                  -             (3,297)             (57,265)                    (60,520)        (56,977)      53,758
   Large-Cap Growth                                         665,632              222,752          1,116                 -        (101,685)                 -            (47,960)             226,392                      77,863         300,615      966,247
   Large-Cap Value                                          856,099               71,452         22,694                 -         (55,308)                 -            (32,386)             (27,582)                    (92,582)        (21,130)     834,969
   Mid-Cap                                                3,577,317              213,892        332,203                 -        (352,726)                 -            (80,966)             133,725                      32,236         246,128    3,823,445
   Mid-Cap Growth                                           468,951               66,781             15                 -         (58,461)                 -            (15,867)              (9,756)                    (84,069)        (17,288)     451,663
   Mid-Cap Value                                            468,145               14,868              5                 -         (63,584)                 -            (15,218)             (80,348)                   (159,145)       (144,277)     323,868
   Government Money Market                                3,536,380             (110,252)        26,245                 -      (2,738,703)            (4,660)          (376,558)           6,650,576                   3,556,900       3,446,648    6,983,028
   Oil & Gas                                              1,347,231             (122,147)           102                 -         (22,422)          (130,602)           (45,473)            (265,049)                   (463,444)       (585,591)     761,640
   NASDAQ-100                                             1,250,808              162,232            655                 -        (118,784)                 -            (48,049)            (368,547)                   (534,725)       (372,493)     878,315
   Pharmaceuticals                                          211,731               14,867            450                 -         (71,479)                 -             (6,383)              (1,212)                    (78,624)        (63,757)     147,974
   Precious Metals                                          722,397               26,466         21,782                 -         (44,502)           (24,216)           (41,705)             141,405                      52,764          79,230      801,627
   Real Estate                                              137,417              (17,641)       158,695                 -         (11,729)                 -            (13,957)            (127,938)                      5,071         (12,570)     124,847
   Rising Rates Opportunity                                 129,889              (10,100)            40                 -         (16,373)                 -             (1,555)             (53,331)                    (71,219)        (81,319)      48,570
   Semiconductor                                             39,241              (34,480)           247                 -          (5,552)                 -            (28,837)              66,174                      32,032          (2,448)      36,793
   Short Dow 30                                               5,809               (1,212)             -                 -               -                  -                (83)                (759)                       (842)         (2,054)       3,755
   Short Emerging Markets                                       951                 (179)             -                 -            (772)                 -                  -                    -                        (772)           (951)           -
   Short International                                       22,711               (5,122)             -                 -               -                  -                (56)                   -                         (56)         (5,178)      17,533
   Short Mid-Cap                                              4,621                 (784)             -                 -               -                  -                (74)                   -                         (74)           (858)       3,763
   Short NASDAQ-100                                           5,773                 (693)             -                 -               -                  -                (60)              (4,528)                     (4,588)         (5,281)         492
   Short Small-Cap                                           28,825               (4,690)             -                 -            (834)                 -               (141)              (2,103)                     (3,078)         (7,768)      21,057
   Small-Cap                                                440,535               31,493            307                 -         (65,003)                 -            (23,817)             (45,037)                   (133,550)       (102,057)     338,478
   Small-Cap Growth                                         521,485               15,101            224                 -         (59,694)                 -            (19,252)             (42,143)                   (120,865)       (105,764)     415,721
   Small-Cap Value                                          962,479               19,377            199                 -         (66,549)                 -            (56,501)            (656,706)                   (779,557)       (760,180)     202,299
   Technology                                               103,172               63,826             81                 -          (6,401)                 -            (17,582)             105,278                      81,376         145,202      248,374
   Telecommunications                                       753,817              (34,724)             -                 -          (8,987)                 -            (28,744)            (654,382)                   (692,113)       (726,837)      26,980
   U.S. Government Plus                                     956,100                5,780            121                 -               -                  -            (26,799)            (736,364)                   (763,042)       (757,262)     198,838
   UltraBull                                                360,275              143,025         40,743                 -         (27,489)                 -            (10,745)             163,568                     166,077         309,102      669,377
   UltraMid-Cap                                             858,209              246,365          9,989                 -        (392,125)                 -            (31,213)             314,210                     (99,139)        147,226    1,005,435
   UltraNASDAQ-100                                          243,338              179,013         31,664                 -         (13,368)                 -            (17,389)              (2,061)                     (1,154)        177,859      421,197
   UltraShort Dow 30                                         13,766              (10,920)             1                 -               -                  -                  -                2,591                       2,592          (8,328)       5,438
   UltraShort NASDAQ-100                                     10,691              (10,397)             -                 -               -                  -                  -                5,371                       5,371          (5,026)       5,665
   UltraSmall-Cap                                           117,261               15,868         40,107                 -          (4,666)                 -             (5,831)              36,020                      65,630          81,498      198,759
   Utilities                                                154,597                5,994          1,093                 -         (17,392)           (36,653)           (21,706)              34,020                     (40,638)        (34,644)     119,953

                       The accompanying notes are an integral part of these financial statements

                                                              32

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                          Statements of Changes in Net Assets
                                              Year Ended December 31, 2017
------------------------------------------------------------------------------------------------------------------------

                                                                        Net Increase                                                                                                                    Net Increase (Decrease)    Total Increase  Net Assets
                                                         Net Assets   (Decrease) in Net                                                                           Transfers       Interfund and Net       in Net Assets from       (Decrease) in     End of
                                                         Beginning    Assets Resulting         Net         Transfers of     Transfers of      Transfers of         of Other       Transfers (to) from  Capital Share Transactions   Net Assets        Year
                                                         of Year (a) from Operations (b)  Premiums (c)    Policy Loans (d)  Surrenders (e)  Death Benefits (f) Terminations (g)   General Account (h)      (i)=(c+d+e+f+g+h)         (j)=(b+i)     (k)=(a+j)
                                                         ----------- -------------------- --------------  ----------------  --------------  -----------------  -----------------  -------------------  --------------------------  --------------  -----------
VanEck Worldwide Insurance Trust
   Global Hard Assets Fund                               10,135,813             (360,802)       361,173               920        (506,643)          (350,266)          (252,828)            (539,384)                 (1,287,028)     (1,647,830)   8,487,983
   Emerging Markets Fund                                  1,568,804              964,332         49,827           (24,129)       (153,777)           (14,529)          (161,026)             572,706                     269,072       1,233,404    2,802,208
   Unconstrained Emerging Markets Bond Fund                 945,819              105,695         11,751                 -        (153,045)            (5,675)           (55,683)             (57,429)                   (260,081)       (154,386)     791,433
Janus Henderson Series
   Global Technology Portfolio                            1,142,061              603,463        735,673                 -         (37,804)           (80,008)           (43,079)             217,792                     792,574       1,396,037    2,538,098
   Overseas Portfolio                                       385,736              149,724        237,953                 -               -           (201,419)           (11,867)             (17,107)                      7,560         157,284      543,020
   Research Portfolio                                       465,551              126,498         71,472                 -          (1,828)           (43,494)           (29,347)              10,430                       7,233         133,731      599,282
   Enterprise Services Portfolio                          4,847,632            1,690,133      5,201,484                 -        (119,063)          (211,874)          (362,682)             493,647                   5,001,512       6,691,645   11,539,277
   Global Research Portfolio                                573,168              160,998        151,473                 -         (36,284)           (82,188)           (11,141)             (17,478)                      4,382         165,380      738,548
   Mid Cap Value Portfolio                                2,548,863              345,418        826,239                 -         (72,605)          (139,239)          (116,758)            (236,928)                    260,709         606,127    3,154,990
   Balanced Portfolio                                    10,307,917            1,921,936      3,862,494                 -        (366,628)          (289,253)          (380,529)             344,196                   3,170,280       5,092,216   15,400,133
   Flexible Bond Portfolio                                4,314,965               83,373        966,819                 -        (289,121)          (489,442)          (228,788)            (101,840)                   (142,372)        (58,999)   4,255,966
   GI Unconstrained Bond Portfolio                          921,572                3,480         74,077                 -          (4,165)                 -             (8,630)             (57,637)                      3,645           7,125      928,697
PIMCO Variable Insurance Trust
   Total Return Portfolio                                46,163,641            1,578,782      5,792,173             6,346      (2,750,180)        (2,998,348)        (2,017,484)           2,198,282                     230,789       1,809,571   47,973,212
   Low Duration Portfolio                                20,264,692              (31,523)     4,868,937                 -      (1,461,788)          (479,157)          (658,890)          (1,221,100)                  1,048,002       1,016,479   21,281,171
   High Yield Portfolio                                   9,233,370              423,502        847,904               993      (1,007,336)          (368,138)          (396,659)             (96,274)                 (1,019,510)       (596,008)   8,637,362
   Real Return Portfolio                                 19,988,829              450,038      3,347,682                 -        (841,447)          (730,317)          (780,974)             322,964                   1,317,908       1,767,946   21,756,775
   All Asset Portfolio                                    4,857,731              554,512        537,282                 -        (212,282)          (489,117)          (158,646)              (4,344)                   (327,107)        227,405    5,085,136
   Global Multi-Asset Managed Allocation Portfolio          341,433               50,437        152,022                 -          (4,838)                 -            (10,605)             (75,153)                     61,426         111,863      453,296
   Short-Term Portfolio                                  44,840,939              415,420      7,889,707                 -      (1,836,867)        (1,781,893)        (1,660,700)          (2,622,532)                    (12,285)        403,135   45,244,074
   Emerging Markets Bond Portfolio                          920,654               83,151        309,786                 -         (29,383)           (21,767)           (34,858)             106,972                     330,750         413,901    1,334,555
   Global Bond Opportunities Portfolio                      379,316               27,211            330                 -          (5,009)            (7,436)           (17,865)              10,289                     (19,691)          7,520      386,836
   Commodity Real Return Strategy Portfolio               7,123,636               44,416        319,145                 -        (256,810)          (262,924)          (239,120)              58,256                    (381,453)       (337,037)   6,786,599
   International Bond (USD-Hedged) Portfolio                435,755               10,633        240,813                 -         (14,432)            (8,620)           (32,782)             149,677                     334,656         345,289      781,044
   Dynamic Bond Adv Portfolio                             1,848,338               70,267        512,210                 -        (104,944)           (63,630)           (71,066)             131,545                     404,115         474,382    2,322,720
   Income Advisor Portfolio                                       -               13,923      5,094,422                 -               -                  -            (39,228)           1,317,167                   6,372,361       6,386,284    6,386,284
Goldman Sachs Variable Insurance Trust
   Small Cap Equity Insights Fund                         2,279,264              166,199         16,253             3,186        (174,759)            (1,837)           (67,183)            (444,745)                   (669,085)       (502,886)   1,776,378
   Large Cap Value Fund                                     293,658               10,481          5,270             1,255          (9,744)            (1,419)           (14,661)             (65,677)                    (84,976)        (74,495)     219,163
   Mid Cap Value Fund                                     4,206,027              347,288         55,259             1,629        (269,185)          (394,463)          (121,175)             (18,496)                   (746,431)       (399,143)   3,806,884
Neuberger Berman Advisors Management Trust
   Mid-Cap Growth Portfolio                                 586,906              157,831          7,149                 -         (46,557)                 -            (19,987)             504,619                     445,224         603,055    1,189,961
   AMT Mid Cap Intrinsic Value Portfolio                    368,313               31,517          3,785                 -            (721)                 -             (6,021)            (241,702)                   (244,659)       (213,142)     155,171
Dreyfus Variable Investment Fund
   Appreciation Portfolio                                   533,985              127,707          8,028                 -        (157,011)                 -            (30,611)              23,317                    (156,277)        (28,570)     505,415
   International Value Portfolio                             36,762               10,235              3                 -         (20,951)                 -             (3,088)              18,446                      (5,590)          4,645       41,407
   Sustainable U.S. Equity Portfolio                         31,051                3,602            457                 -               -                  -             (1,571)              (1,152)                     (2,266)          1,336       32,387
Invesco Van Kampen Variable Insurance Fund
   Growth and Income Portfolio                            1,030,227              103,194              1                 -        (391,300)                 -            (41,035)             (84,068)                   (516,402)       (413,208)     617,019
   Value Opportunities Fund                                  66,332                8,156              -                 -               -                  -             (2,982)              (7,452)                    (10,434)         (2,278)      64,054
   American Value Fund                                      212,113               12,951              -                 -               -                  -            (18,624)              40,698                      22,074          35,025      247,138
Morgan Stanley Variable Institutional Funds
   Emerging Markets Debt Portfolio                          144,333                9,694             30                 -         (15,856)                 -            (11,932)              92,158                      64,400          74,094      218,427
   Emerging Markets Equity Portfolio                        231,227               75,594         21,870                 -         (48,661)                 -             (9,818)             127,887                      91,278         166,872      398,099
   Mid Cap Growth Portfolio                                 108,488               35,562              -                 -          (6,509)                 -             (6,299)                  (1)                    (12,809)         22,753      131,241
   U.S. Real Estate Portfolio                               150,865                  258            192                 -         (30,956)            (7,108)            (6,346)              84,560                      40,342          40,600      191,465

                       The accompanying notes are an integral part of these financial statements

                                                              33

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                          Statements of Changes in Net Assets
                                              Year Ended December 31, 2017
------------------------------------------------------------------------------------------------------------------------

                                                                        Net Increase                                                                                                                    Net Increase (Decrease)    Total Increase  Net Assets
                                                         Net Assets   (Decrease) in Net                                                                           Transfers       Interfund and Net       in Net Assets from       (Decrease) in     End of
                                                         Beginning    Assets Resulting         Net         Transfers of     Transfers of      Transfers of         of Other       Transfers (to) from  Capital Share Transactions   Net Assets        Year
                                                         of Year (a) from Operations (b)  Premiums (c)    Policy Loans (d)  Surrenders (e)  Death Benefits (f) Terminations (g)   General Account (h)      (i)=(c+d+e+f+g+h)         (j)=(b+i)     (k)=(a+j)
                                                         ----------- -------------------- --------------  ----------------  --------------  -----------------  -----------------  -------------------  --------------------------  --------------  -----------
Northern Lights Variable Trust
   Adaptive Allocation Portfolio                          6,287,771               31,862              1                 -        (585,800)                 -           (572,187)          (5,161,647)                 (6,319,633)     (6,287,771)           -
   Power Income Fund                                      1,190,117                8,747        105,104                 -               -            (22,064)           (29,360)             (32,633)                     21,047          29,794    1,219,911
   Power Dividend Index Fund                                      -               64,583      2,736,775                 -               -                  -             (6,309)             644,513                   3,374,979       3,439,562    3,439,562
AB Variable Products Series
   Real Estate Investment Portfolio                       2,009,142              109,841        458,609                 -         (89,098)           (13,090)           (67,841)             100,195                     388,775         498,616    2,507,758
   Dynamic Asset Allocation Portfolio                       820,963               90,883         98,532                 -         (79,724)          (154,418)           (29,974)             (51,001)                   (216,585)       (125,702)     695,261
   Small Cap Growth Portfolio                                33,521                9,196              -                 -         (13,552)                 -                  -                  463                     (13,089)         (3,893)      29,628
   Small Mid Cap Value Portfolio                          2,041,996              211,010        755,933                 -        (141,303)           (26,794)           (66,737)            (594,605)                    (73,506)        137,504    2,179,500
BlackRock Variable Series Fund, Inc.
   Basic Value Fund                                       3,052,926              220,547        383,089                 -            (999)           (30,131)           (73,538)             137,669                     416,090         636,637    3,689,563
   Capital Appreciation Fund                                745,023              244,011         19,332                 -         (57,176)           (22,390)           (25,734)              90,140                       4,172         248,183      993,206
   Equity Dividend Fund                                   6,358,296            1,150,353      2,494,860                 -        (298,899)          (110,620)          (249,247)             607,534                   2,443,628       3,593,981    9,952,277
   Global Allocation Fund                                14,239,018            1,763,170      2,681,464                 -        (731,704)        (1,062,204)          (400,929)              37,000                     523,627       2,286,797   16,525,815
   Advantage Large Cap Core Fund                            857,631              151,550          9,879                 -               -             (6,132)           (25,874)            (161,945)                   (184,072)        (32,522)     825,109
   Large Cap Focus Growth Fund                            1,500,082              449,374        602,382                 -         (83,650)                 -            (42,101)               2,058                     478,689         928,063    2,428,145
   iShares Alternatives Strategies Fund                     759,535               89,258        120,292                 -         (31,858)                 -            (32,751)             318,959                     374,642         463,900    1,223,435
   iShares Dynamic Allocation Fund                          360,655               59,149        236,841                 -          (8,600)            (2,862)            (8,756)              30,766                     247,389         306,538      667,193
   iShares Dynamic Fixed Income Fund                        519,734               13,005        354,301                 -               -                  -            (32,225)              49,625                     371,701         384,706      904,440
   iShares Equity Appreciation Fund                         294,935               62,987         68,913                 -          (8,466)                 -               (811)              (1,139)                     58,497         121,484      416,419
Columbia Variable Portfolio
   Contrarian Core 2 Portfolio                            1,518,631              433,150      1,318,427                 -        (117,899)          (144,462)           (51,421)             130,491                   1,135,136       1,568,286    3,086,917
   Dividend Opportunity Portfolio                         2,963,524              387,125        448,952                 -        (106,971)          (158,729)          (155,214)              79,793                     107,831         494,956    3,458,480
   Emerging Markets Bond Portfolio                        7,158,148              803,912      2,337,241                 -        (262,529)          (339,072)          (340,301)             (70,059)                  1,325,280       2,129,192    9,287,340
   High Yield Portfolio                                   4,298,366              204,288        713,606                 -        (136,323)          (141,724)          (189,100)            (103,685)                    142,774         347,062    4,645,428
   Select Large-Cap Value Portfolio                               -               11,483         61,699                 -               -                  -             (3,945)             196,122                     253,876         265,359      265,359
   Seligman Global Tech Portfolio                                 -              (13,795)       317,868                 -               -                  -               (339)             296,731                     614,260         600,465      600,465
   US Government Mortgage Portfolio                               -                  (51)        13,566                 -               -                  -                  -               15,079                      28,645          28,594       28,594
DWS Variable Insurance Portfolios
   Equity 500 Index Portfolio                            13,556,369            3,027,362      6,085,000                 -      (1,012,340)          (815,984)          (540,692)             549,138                   4,265,122       7,292,484   20,848,853
   Small Cap Index Portfolio                              2,751,551              379,767      1,637,539                 -        (234,739)           (93,971)          (105,178)            (540,572)                    663,079       1,042,846    3,794,397
   Alternative Asset Allocation Portfolio                 2,156,135              119,232         65,061                 -         (22,962)          (137,699)           (55,423)              49,520                    (101,503)         17,729    2,173,864
   Global Small Cap Portfolio                               445,792               80,592        138,192                 -         (40,536)              (534)           (30,938)             (60,809)                      5,375          85,967      531,759
   Small Mid Cap Value Portfolio                          2,247,799              332,091      2,585,071                 -         (80,841)           (64,505)          (125,013)             255,339                   2,570,051       2,902,142    5,149,941
   CROCI US Portfolio                                       288,948               57,037            231                 -               -                  -            (18,932)             (10,556)                    (29,257)         27,780      316,728
Eaton Vance Variable Trust
   Floating Rate Income Portfolio                        18,840,585              415,024      5,047,160                 -      (1,290,242)          (798,811)          (915,205)            (322,377)                  1,720,525       2,135,549   20,976,134
   Large-Cap Value Portfolio                                750,069               19,777        136,366                 -               -                  -             (5,812)            (900,400)                   (769,846)       (750,069)           -
First Investors Life Series
   Total Return Portfolio                                   386,775               38,923        151,132                 -         (61,760)                 -            (41,410)             (35,621)                     12,341          51,264      438,039
   International Portfolio                                  228,048              123,605        571,487                 -          (4,332)                 -             (8,177)             211,532                     770,510         894,115    1,122,163
   Opportunity Fund                                      10,950,110            2,053,770      2,456,775                 -        (488,108)          (498,429)          (383,946)            (151,491)                    934,801       2,988,571   13,938,681
   Covered Call Strategy Portfolio                                -                  275         30,755                 -               -                  -                  -                    -                      30,755          31,030       31,030
Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Fund                                     6,156,063              450,463      1,695,388                 -        (144,409)          (452,861)          (284,558)            (129,872)                    683,688       1,134,151    7,290,214
   Income Fund                                           15,598,217            1,473,001      5,509,087                 -        (279,758)          (439,300)        (1,078,689)             340,381                   4,051,721       5,524,722   21,122,939

                       The accompanying notes are an integral part of these financial statements

                                                              34

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                          Statements of Changes in Net Assets
                                              Year Ended December 31, 2017
------------------------------------------------------------------------------------------------------------------------

                                                                        Net Increase                                                                                                                    Net Increase (Decrease)    Total Increase  Net Assets
                                                         Net Assets   (Decrease) in Net                                                                           Transfers       Interfund and Net       in Net Assets from       (Decrease) in     End of
                                                         Beginning    Assets Resulting         Net         Transfers of     Transfers of      Transfers of         of Other       Transfers (to) from  Capital Share Transactions   Net Assets        Year
                                                         of Year (a) from Operations (b)  Premiums (c)    Policy Loans (d)  Surrenders (e)  Death Benefits (f) Terminations (g)   General Account (h)      (i)=(c+d+e+f+g+h)         (j)=(b+i)     (k)=(a+j)
                                                         ----------- -------------------- --------------  ----------------  --------------  -----------------  -----------------  -------------------  --------------------------  --------------  -----------
   Global Bond Fund                                      25,322,604              115,243      5,436,300                 -      (1,068,315)        (1,025,578)        (1,030,180)              11,521                   2,323,748       2,438,991   27,761,595
   Foreign Fund                                          27,653,297            4,407,555      8,667,747                 -      (1,198,056)        (1,157,976)        (1,123,609)            (617,145)                  4,570,961       8,978,516   36,631,813
   Developing Markets Fund                                3,469,945            1,231,696        480,775                 -        (220,101)          (119,131)          (148,926)            (380,199)                   (387,582)        844,114    4,314,059
   Mutual Global Discovery Fund                           5,481,837              428,339      1,661,890                 -         (99,704)          (349,875)          (284,988)              73,852                   1,001,175       1,429,514    6,911,351
   Rising Dividends Fund                                 12,689,207            2,569,125      2,908,588                 -        (489,487)          (463,909)          (441,209)            (289,402)                  1,224,581       3,793,706   16,482,913
Ivy Variable Insurance Portfolios
   Asset Strategy Portfolio                               5,242,709              832,204        334,637                 -        (269,814)          (298,757)          (159,842)            (332,889)                   (726,665)        105,539    5,348,248
   Balanced Portfolio                                     8,093,987              755,930        545,421                 -         (84,282)          (281,766)          (360,031)            (507,346)                   (688,004)         67,926    8,161,913
   Global Equity Income Portfolio                         1,195,551              176,035        231,843                 -        (219,206)           (10,900)           (46,226)              (8,772)                    (53,261)        122,774    1,318,325
   Energy Portfolio                                       1,779,688             (218,778)       243,735                 -         (75,832)           (42,181)           (55,881)            (220,157)                   (150,316)       (369,094)   1,410,594
   Global Bond Portfolio                                    725,672               22,049        134,307                 -         (11,200)           (72,484)           (30,039)              42,837                      63,421          85,470      811,142
   Natural Resources Portfolio                              522,924               44,663        157,802                 -         (13,468)                 -            (23,048)             220,890                     342,176         386,839      909,763
   Growth Portfolio                                       2,144,618              596,808        260,597                 -         (60,491)            (3,824)           (44,479)            (240,572)                    (88,769)        508,039    2,652,657
   High Income Portfolio                                 13,439,253              700,148      1,750,492                 -        (472,949)          (477,187)          (540,362)             (26,400)                    233,594         933,742   14,372,995
   International Core Equity Portfolio                    4,670,742            1,059,907      1,360,603                 -        (287,930)          (116,126)          (158,282)               4,571                     802,836       1,862,743    6,533,485
   Global Growth Portfolio                                  669,188              166,230        177,516                 -         (46,735)           (99,306)           (23,022)             (64,968)                    (56,515)        109,715      778,903
   Mid Cap Growth Portfolio                               2,511,391              627,564        392,257                 -        (168,069)           (60,518)          (130,215)             (95,224)                    (61,769)        565,795    3,077,186
   Science and Technology Portfolio                       4,507,672            1,391,950      1,221,656                 -        (259,085)          (141,246)          (181,964)            (638,455)                        906       1,392,856    5,900,528
   Small Cap Growth Portfolio                             2,349,692              517,082        769,978                 -         (58,183)            (6,150)          (343,292)            (154,133)                    208,220         725,302    3,074,994
   Small Cap Core Portfolio                               8,394,405            1,126,194      2,473,656                 -        (355,108)          (285,289)          (351,646)            (564,507)                    917,106       2,043,300   10,437,705
Lazard Retirement Series, Inc.
   International Equity Portfolio                           498,073              120,650        300,677                 -         (10,877)                 -             (8,619)             (14,013)                    267,168         387,818      885,891
   Global Dynamic Multi Asset Portfolio                   1,806,575              302,020        101,365                 -         (46,041)          (118,903)           (57,999)            (111,860)                   (233,438)         68,582    1,875,157
Legg Mason Partners Variable Equity Trust
   Western Asset Variable Global High Yield Bond Portfolio  314,704               31,800        281,459                 -         (41,866)                 -             (8,073)             177,226                     408,746         440,546      755,250
   ClearBridge Variable Mid Cap Portfolio                 2,901,900              394,790      2,933,141                 -        (312,174)           (64,799)           (62,910)            (411,552)                  2,081,706       2,476,496    5,378,396
   ClearBridge Variable Dividend Strategy Portfolio       5,241,368            1,423,934      4,639,590                 -        (172,377)          (157,450)          (389,790)             808,611                   4,728,584       6,152,518   11,393,886
   ClearBridge Variable Small Cap Growth Portfolio        1,221,861              335,941        748,254                 -         (51,898)          (113,861)           (41,177)             166,371                     707,689       1,043,630    2,265,491
   ClearBridge Variable Aggressive Growth Portfolio         557,403               74,492        264,969                 -          (4,137)          (112,670)            (7,176)            (229,278)                    (88,292)        (13,800)     543,603
   Western Asset Variable Core Bond Plus Portfolio       19,033,799            1,080,090     20,016,907                 -      (1,156,157)        (1,090,618)        (1,012,724)           3,236,405                  19,993,813      21,073,903   40,107,702
   ClearBridge Variable Large Cap Growth Portfolio                -              153,959      3,039,246                 -         (91,523)                 -            (11,470)             534,260                   3,470,513       3,624,472    3,624,472
QS Legg Mason Partners Variable Income Trust
   Dynamic Multi Strategy Portfolio                         478,564               56,305          7,718                 -         (11,036)            (8,009)            (5,455)             (51,715)                    (68,497)        (12,192)     466,372
Pioneer Variable Contracts Trust
   Fund Portfolio                                           449,977              129,726        317,471                 -        (158,748)           (14,445)           (19,460)              25,981                     150,799         280,525      730,502
   Bond Portfolio                                        29,147,631              728,479     10,040,997                 -        (982,394)        (1,171,363)        (1,164,185)             660,490                   7,383,545       8,112,024   37,259,655
   Strategic Income Portfolio                             9,306,527              337,612      3,287,835                 -        (311,359)        (1,019,853)          (447,512)             927,907                   2,437,018       2,774,630   12,081,157
   Equity Income Portfolio                                4,390,812              853,717      2,987,186                 -        (201,102)           (39,236)          (179,078)             749,585                   3,317,355       4,171,072    8,561,884
   High Yield Portfolio                                   1,472,228               76,823        202,722                 -        (140,754)           (90,240)           (46,232)             (18,646)                    (93,150)        (16,327)   1,455,901
Prudential Series Funds
   Jennison 20/20 Focus Portfolio                           424,475               95,775            910                 -          (3,297)                 -            (43,922)             (88,973)                   (135,282)        (39,507)     384,968
   Natural Resources Portfolio                              774,486               10,445        165,005                 -         (29,420)                 -            (13,257)             (95,768)                     26,560          37,005      811,491
   SP Prudential US Emerging Growth Portfolio               384,418               75,989          2,416                 -         (14,010)              (861)           (11,235)              (8,415)                    (32,105)         43,884      428,302
Royce Capital Fund
   Micro-Cap Portfolio                                      479,544               17,658         72,052                 -          (9,041)            (7,588)            (2,970)             (38,466)                     13,987          31,645      511,189
   Small Cap Portfolio                                    9,614,439              369,668      1,060,754                 -        (353,276)          (351,510)          (240,360)            (120,408)                     (4,800)        364,868    9,979,307
Alps
   Alerian Energy Infrastructure Portfolio                1,742,373              (39,609)       424,815                 -        (264,948)            (7,021)           (33,550)             213,825                     333,121         293,512    2,035,885
   Red Rocks Listed Private Equity Portfolio                301,600              115,796        318,736                 -         (55,133)            (6,313)           (25,840)             935,553                   1,167,003       1,282,799    1,584,399

                       The accompanying notes are an integral part of these financial statements

                                                              35

                                        Midland National Life Insurance Company
                                                   Separate Account C
                                          Statements of Changes in Net Assets
                                              Year Ended December 31, 2017
------------------------------------------------------------------------------------------------------------------------

                                                                        Net Increase                                                                                                                    Net Increase (Decrease)    Total Increase  Net Assets
                                                         Net Assets   (Decrease) in Net                                                                           Transfers       Interfund and Net       in Net Assets from       (Decrease) in     End of
                                                         Beginning    Assets Resulting         Net         Transfers of     Transfers of      Transfers of         of Other       Transfers (to) from  Capital Share Transactions   Net Assets        Year
                                                         of Year (a) from Operations (b)  Premiums (c)    Policy Loans (d)  Surrenders (e)  Death Benefits (f) Terminations (g)   General Account (h)      (i)=(c+d+e+f+g+h)         (j)=(b+i)     (k)=(a+j)
                                                         ----------- -------------------- --------------  ----------------  --------------  -----------------  -----------------  -------------------  --------------------------  --------------  -----------
American Funds IS
   Asset Allocation Fund                                 19,162,946            3,561,059     13,098,074                 -        (304,914)        (2,015,678)          (643,608)           2,608,136                  12,742,010      16,303,069   35,466,015
   Blue Chip Income and Growth Fund                      14,030,863            2,685,958      7,330,976                 -        (927,348)          (835,937)          (596,669)              57,068                   5,028,090       7,714,048   21,744,911
   Ultra-Short Bond Fund                                 12,826,412             (161,206)    14,466,653                 -      (1,106,205)        (1,751,668)          (392,779)         (11,144,224)                     71,777         (89,429)  12,736,983
   Capital Income Builder Fund                            7,856,367            1,063,669      3,317,225                 -        (270,279)          (760,591)          (232,825)           1,700,992                   3,754,522       4,818,191   12,674,558
   Global Growth Fund                                     2,729,142              941,944      1,851,960                 -        (137,500)          (226,035)          (100,617)             292,985                   1,680,793       2,622,737    5,351,879
   Global Growth and Income Fund                          4,141,736            1,208,696      2,019,003                 -        (173,118)          (150,306)          (128,875)             210,140                   1,776,844       2,985,540    7,127,276
   Global Small Capitalization Fund                       1,355,137              387,338        810,469                 -          (9,084)           (78,121)           (17,289)              49,270                     755,245       1,142,583    2,497,720
   Growth Fund                                            7,025,261            2,540,922      6,585,460                 -        (268,101)          (331,143)          (279,323)             596,840                   6,303,733       8,844,655   15,869,916
   Growth-Income Fund                                    10,231,418            2,729,468      6,695,194                 -        (389,661)          (336,272)          (331,727)             465,727                   6,103,261       8,832,729   19,064,147
   International Fund                                     2,143,281              790,273      1,848,559                 -         (60,488)           (35,016)           (75,445)             269,095                   1,946,705       2,736,978    4,880,259
   International Growth and Income Fund                   1,907,815              543,675      1,219,917                 -         (19,307)          (118,376)           (87,363)             276,767                   1,271,638       1,815,313    3,723,128
   New World Fund                                        11,927,318            3,768,029      6,596,980                 -        (569,516)          (540,633)          (487,473)             220,387                   5,219,745       8,987,774   20,915,092
   U.S. Government/AAA-Rated Securities Fund              7,730,632               (4,965)     2,964,047                 -        (164,095)           (62,942)          (251,691)          (1,501,463)                    983,856         978,891    8,709,523
Oppenheimer VA Service  Class
   Total Return Bond Fund                                 1,883,268               49,035        232,654                 -         (36,826)           (64,040)           (56,747)            (517,855)                   (442,814)       (393,779)   1,489,489
   Discovery Mid Cap Growth Fund                            765,062              193,583        306,331                 -         (31,991)            (4,206)           (26,152)            (120,836)                    123,146         316,729    1,081,791
   Global Multi-Alternatives Fund                           244,847                 (297)             -                 -          (5,385)                 -             (9,753)            (138,566)                   (153,704)       (154,001)      90,846
   Global Fund                                            1,006,775              608,740      1,014,364                 -        (143,809)           (43,709)           (86,333)           1,812,567                   2,553,080       3,161,820    4,168,595
   International Growth Fund                              1,154,655              364,190      2,043,008                 -         (88,056)           (40,350)           (40,896)             229,326                   2,103,032       2,467,222    3,621,877
   Main Street Fund                                       2,003,711              396,226      1,565,826                 -          (8,197)          (128,395)           (67,584)             230,899                   1,592,549       1,988,775    3,992,486
   Main Street Small Cap Fund                             2,378,265              354,662      1,188,150                 -         (90,114)          (162,784)           (71,099)              (5,589)                    858,564       1,213,226    3,591,491
T. Rowe Price
   Blue Chip Growth Portfolio                             5,455,076            2,761,105      7,706,066                 -        (208,847)          (285,544)          (457,504)           1,235,595                   7,989,766      10,750,871   16,205,947
   Health Sciences Portfolio                              3,048,925            1,002,413      2,422,511                 -        (107,420)           (54,301)          (122,253)             978,907                   3,117,444       4,119,857    7,168,782

                       The accompanying notes are an integral part of these financial statements

                                                              36

Midland National Life Insurance Company
Separate Account C
Notes to Financial Statements
------------------------------------------------------------------------------------------------------------------------

1.      Organization and Significant Accounting Policies

        Organization
        Midland National Life Separate Account C ("Separate Account"), a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 as amended, is a segregated investment account of
        Midland National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa
        Insurance laws.  The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company.  The Separate Account consists of nine insurance products, each with different characteristics and product features which result in varying charges.  The
        Separate Account is used to fund variable annuity contracts of the Company.  Sammons Financial Network, an affiliate, serves as the underwriter of the variable products.

        Investments
        The Separate Account invests in specified portfolios of Fidelity Variable Insurance Products ("VIPF"), American
        Century Variable Portfolios, Inc. ("ACVP"), MFS Variable Insurance Trust ("MFS"), Lord Abbett Series Fund,
        Inc. ("LAC"), Alger Fund ("FAM"), Calvert Variable Series, Inc. ("CAM"), Invesco Variable Insurance Funds
        ("INV"), J.P. Morgan Series Trust II ("JP"), Rydex Variable Trust ("RYDEX"), Guggenheim Variable Trust ("GVT"),
         ProFunds VP ("PF"), Van Eck Worldwide Insurance Trust ("Van Eck"), Janus Henderson Series ("JANUS"),
        PIMCO Variable Insurance Trust ("PIMCO"), Goldman Sachs Variable Insurance Trust ("Goldman"),
        Neuberger Berman Advisors Management Trust ("Neuberger"), the Dreyfus Variable Investment Fund
        ("Dreyfus"), the Direxion Insurance Trust ("Direxion"), the Invesco Van Kampen Variable Insurance Funds
        ("IVKVI"), the Morgan Stanley Variable Institutional Funds ("MSVIF"), the Northern Lights Variable Trust
        ("NLVT"), the AB Variable Products Series ("ABVPS"), the BlackRock Variable Series Fund, Inc. ("BRVS"), the
        Columbia Variable Portfolio ("CVP"), the DWS Variable Insurance Portfolios ("DEUT VIP"), the Eaton Vance
        Variable Trust ("EVVT"), the First Investors Life Series ("FILS"), the Franklin Templeton Variable Insurance
        Products Trust ("FTVIP"), the Ivy Funds Variable Insurance Portfolios ("IVY VIP"), the Lazard Retirement
        Series, Inc. ("LRS"), the Legg Mason Partners Variable Equity Trust ("LMVET"), the QS Legg Mason Partners
        Variable Income Trust ("LMVIT"), the Pioneer Variable Contracts Trust ("PIONEER VCT"), the Prudential
        Series Funds ("PRUDENTIAL"), the Royce Capital Fund ("ROYCE"), the Guggenheim Variable Insurance
        Funds ("GVIF"), the Rydex Variable Insurance Funds ("RYDEX VIF"), the Alps Fund ("ALPS"), the American
        Funds IS ("AFIS"), the Oppenheimer Fund ("OPP"), the Transparent Value Fund ("TVF"), and the T. Rowe
        Price ("T. ROWE"), (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants.  All of these portfolios have been in existence for more than two years.  During 2018 the Separate Account began offering a new portfolio of funds, provided by John Hancock Variable Insurance Trust ("JHVIT").

        Effective January 24, 2014, several RYDEX funds had reverse share splits as shown in the following table.

                                                              Split Ratio
                                Fund                      (New to Old Shares)
RYDEX Government Long bond 1.2x Strategy Fund                     1:3
RYDEX Inverse Dow 2x Strategy Fund                                1:10
RYDEX Inverse Government Long Bond Strategy Fund                  1:5
RYDEX Inverse NASDAQ-100 Strategy Fund                            1:5

        Effective April 30, 2014 the CAM SRI Equity Portfolio was merged with the CAM S&P 500 Index Portfolio and the INV Utilities Fund was renamed the INV Managed Volatility Fund.

        Effective May 1, 2014 several funds had name changes.  The LRS Multi-Asset Target Volatility Portfolio was
        renamed the LRS Global Dynamic Multi Asset Portfolio, the FTVIP Rising Dividends Securities Fund was
        renamed the FTVIP Rising Dividends Fund, the FTVIP Income Securities Fund was renamed the FTVIP
        Income Fund, the FTVIP Mutual Shares Securities Fund was renamed the FTVIP Mutual Shares Fund, the
        FTVIP Mutual Global Discovery Securities Fund was renamed the FTVIP Mutual Global Discovery Fund, the
        FTVIP Developing Markets Securities Fund was renamed the FTVIP Developing Markets Fund, the FTVIP
        Foreign Securities Fund was renamed the FTVIP Foreign Fund, the FTVIP Global Bond Securities Fund was
        renamed the FTVIP Global Bond Fund, and the PIMCO Global Multi-Asset Portfolio was renamed the PIMCO
        Global Multi-Asset Managed Allocation Portfolio.

        Effective May 1, 2014 several funds had vendor name changes.  The GVT Global Managed Futures Strategy
        Fund was renamed the GVIF Global Managed Futures Strategy Fund, the GVT Multi-Hedge Strategies Fund
        was renamed the GVIF Multi-Hedge Strategies Fund, the GVT Small Cap Value Fund was renamed the GVIF
        Small Cap Value Fund, the GVT Long Short Equity Fund was renamed the GVIF Long Short Equity Fund, the
        RYDEX Biotechnology Fund was renamed the RYDEX VIF Biotechnology Fund, the RYDEX S&P 500 Pure
        Growth Fund was renamed the RYDEX VIF S&P 500 Pure Growth Fund, and the RYDEX S&P MidCap 400
        Pure Growth Fund was renamed the RYDEX VIF S&P MidCap 400 Pure Growth Fund.

        Effective May 1, 2014 the CAM S&P 500 Index Portfolio was closed to new investors.  Policyholders that had existing shares in the fund were allowed to continue to make additional investments into the fund.

        Effective June 30, 2014 the Legg Mason Partners Variable Income Trust was renamed the QS Legg Mason
        Partners Variable Income Trust.

        The ALPS Alerian Energy Infrastructure Portfolio, AFIS Asset Allocation Fund, AFIS Blue Chip Income and
        Growth Fund, AFIS Cash Management Fund, AFIS Capital Income Builder Fund, AFIS Global Growth Fund,
        AFIS Global Growth and Income Fund, AFIS Global Small Capitalization Fund, AFIS Growth Fund, AFIS
        Growth-Income Fund, AFIS International Fund, AFIS International Growth and Income Fund, AFIS New World
        Fund, AFIS U.S. Government/AAA-Rated Securities Fund, BRVS iShares Alternative Strategies Fund, BRVS
        iShares Dynamic Allocation Fund, BRVS iShares Dynamic Fixed Income Fund, BRVS iShares Equity
        Appreciation Fund, FILS Opportunity Fund, OPP Core Bond Fund, OPP Discovery Mid Cap Growth Fund,
        OPP Diversified Alternatives Fund, OPP Global Fund, OPP International Growth Fund, OPP Main Street Fund,
        OPP Main Street Small Cap Fund, and TVF Directional Allocation Portfolio were introduced effective August 1,
        2014.

        Effective August 1, 2014 the VIPF Money Market Portfolio Service Class 2 and the PRUDENTIAL Jennison
        20/20 Focus Portfolio were closed to new investors.  Policyholders that had existing shares in the fund were allowed to continue to make additional investments into the fund.

        Effective August 11, 2014 the DWS Variable Insurance Portfolio was renamed the Deutsche Variable
        Insurance Portfolios and the MFS New Discovery Portfolio was merged with the MFS New Discovery Series
        Portfolio and the MFS Utilities Portfolio was merged with the MFS Utilities Series Portfolio.

        Effective October 20, 2014, several PF funds had reverse share splits as shown in the following table.

                                                              Split Ratio
                                Fund                      (New to Old Shares)
PF Short Dow 30 Portfolio                                         1:6
PF Short NASDAQ-100 Portfolio                                     1:5
PF Short Small-Cap Portfolio                                      1:5
PF Ultrashort Dow 30 Portfolio                                    1:12
PF Ultrashort NASDAQ-100 Portfolio                                1:14

        Effective January 1, 2015 the IVY VIP International Growth Portfolio was renamed the IVY VIP Global Growth
        Portfolio.

        Effective April 30, 2015 the OPP Diversified Alternatives Fund was renamed the OPP Global Multi-Alternatives
        Fund and the MFS Bond Portfolio was renamed the MFS Corporate Bond Portfolio.

        Effective May 1, 2015 the LMVET ClearBridge Variable Equity Income Builder Portfolio was renamed the
        LMVET ClearBridge Variable Dividend Strategy Portfolio and the Goldman Structured Small Cap Equity Fund
        was renamed the Goldman Small Cap Equity Insights Fund.

        The ALPS Red Rocks Listed Private Equity Portfolio, LMVET ClearBridge Variable Aggressive Growth
        Portfolio, LMVET Western Asset Variable Core Bond Plus Portfolio, EVVT Bond Initial Portfolio, JANUS Global
        Unconstrained Bond Portfolio, LAC Short Duration Income Portfolio, MFS Blended Research Core Equity
        Portfolio, PIMCO Foreign Bond (USD-Hedged) Adv Portfolio, PIMCO Unconstrained Bond Adv Portfolio, T.
        ROWE Blue Chip Growth Portfolio, and T. ROWE Health Sciences Portfolio were introduced effective August
        1, 2015.

        Effective August 1, 2015 the BRVS Large Cap Core Fund, BRVS Capital Appreciation Fund, DEUT VIP Large
        Cap Value Portfolio, and the PIMCO Global (Unhedged) Bond Portfolio were closed to new investors.
        Policyholders that had existing shares in the fund were allowed to continue to make additional investments into the fund.

        Effective August 7, 2015, the PIMCO Commodity Real Return Strategy Portfolio had a reverse share split as shown in the following table.

                                                              Split Ratio
                                Fund                      (New to Old Shares)
PIMCO Commodity Real Return Strategy Portfolio                    1:2

        Effective October 30, 2015 the Direxion HY Bond Fund was liquidated.  The plans of liquidation and dissolution were approved by the Board of Trustees of Direxion Insurance Trust.  All policyowners were given the opportunity to transfer any values in these funds to any other option(s) of their choice without incurring a transfer charge.  Any funds not transferred when the fund was closed were transferred to the Profunds Money
        Market Portfolio.

        Effective November 6, 2015 the Neuberger Small Cap Growth Portfolio was merged with the Neuberger Mid
        Cap Growth Portfolio.

        Effective December 1, 2015 the VIPF Money Market Portfolio was renamed the VIPF Government Money
        Market Portfolio.

        Effective April 29, 2016, the LMVET ClearBridge Variable Mid Cap Core Portfolio will be renamed the LMVET
        ClearBridge Variable Mid Cap Portfolio.

        Effective May 1, 2016, several funds had name changes.  The PF Money Market Portfolio was renamed the PF
        Government Money Market Portfolio, the Van Eck Emerging Markets Fund was renamed the VanEck
        Emerging Markets Fund, the Van Eck Unconstrained Emerging Markets Bond Fund was renamed the VanEck
        Unconstrained Emerging Markets Bond Fund, the Van Eck Global Hard Assets Fund was renamed the
        VanEck Global Hard Assets Fund, and the AFIS Cash Management Fund was renamed the AFIS Ultra-Short
        Bond Fund.

        Effective May 1, 2016, the TVF Directional Allocation Portfolio was closed to new investors and on June 6,
        2016 the portfolio was liquidated.  The plan of liquidation and dissolution was approved by the Board of
        Trustees of Transparent Value.  All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge.  Any funds not transferred when the fund closed were moved to the American Fund IS Cash Management Fund.

        Effective June 28, 2016, the EVVT Bond Initial Portfolio was liquidated.  The plan of liquidation and dissolution was approved by the Board of Trustees of Eaton Vance Variable Trust.  All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge.  Any funds not transferred when the fund closed were moved the American Funds
        IS UltraShort Fund.

        Effective September 23, 2016, the CAM SRI Large Cap Core Portfolio merged with the CAM S&P 500 Index
        Portfolio.

        Effective September 30, 2016, the Ivy Funds Variable Insurance Portfolios ("IVY VIP") was renamed the Ivy
        Variable Insurance Portfolios ("IVY VIP").

        Effective November 30, 2016, the RYDEX Nova Fund had a share split as shown in the following table.

                                                              Split Ratio
                                Fund                      (New to Old Shares)
RYDEX Nova Fund                                                   2:1

        Effective November 30, 2016, several RYDEX funds had reverse share splits as shown in the following table.

                                                              Split Ratio
                                Fund                      (New to Old Shares)
RYDEX Inverse Dow 2x Strategy Fund                                1:3
RYDEX Inverse Government Long Bond Strategy Fund                  1:3
RYDEX Inverse NASDAQ-100 Strategy Fund                            1:4
RYDEX Inverse S&P 500 Strategy Fund                               1:6

        Effective December 2, 2016, several PF funds had reverse share splits as shown in the following table.

                                                              Split Ratio
                                Fund                      (New to Old Shares)
PF Japan Portfolio                                                1:4
PF Telecommunications Portfolio                                   1:4
PF Bear Portfolio                                                 1:5
PF Short Mid-Cap Portfolio                                        1:8
PF Rising Rates Opportunity Portfolio                             1:10

        Effective December 31, 2016, Eaton Vance Corporation acquired the assets of Calvert Investment
        Management, Inc.  The announcement of acquisition was done on October 21, 2016.

        Effective January 13, 2017, the EVVT Large Cap Value Portfolio was closed to new investors and on April 28,
        2017 the portfolio was liquidated.  The plan of liquidation and dissolution was approved by the Board of
        Trustees of Eaton Vance Variable Trust.  All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge.  Any funds remaining at
        4/28/2017 were transferred to the American Funds IS UltraShort Fund.

        Effective February 7, 2017, the NLVT Adaptive Allocation Portfolio was liquidated.  The plan of liquidation and dissolution was approved by the Board of Trustees of Northern Lights Variable Trust.  All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge.  Any funds remaining at 2/28/2017 were transferred to the Profunds Government
        Money Market.

        Effective March 3, 2017, the IVY VIP Small Cap Value Portfolio was renamed the IVY VIP Small Cap Core
        Portfolio.

        Effective April 28, 2017, the JANUS Janus Portfolio was renamed the JANUS Research Portfolio, the OPP
        Core Bond Fund was renamed the OPP Total Return Bond Fund, and the IVY VIP Global Natural Resources
        Portfolio was renamed the IVY VIP Natural Resources Portfolio.

        Effective May 1, 2017, the DEUT VIP Large Cap Value Portfolio was renamed the DEUT VIP CROCI US
        Portfolio, the Dreyfus Socially Responsible Growth Portfolio was renamed the Dreyfus Sustainable U.S. Equity
        Portfolio, and the Morgan Stanley Universal Institutional Funds ("MSUIF") was renamed the Morgan Stanley
        Variable Institutional Funds ("MSVIF").

        Effective June 2, 2017, the Janus Aspen Series Portfolios ("JANUS") was renamed the Janus Henderson
        Portfolios ("JANUS") and the JANUS Global Unconstrained Bond Portfolio was renamed he JANUS GI
        Unconstrained Bond Portfolio and the JANUS Perkins Mid Cap Value Portfolio was renamed the JANUS Mid
        Cap Value Portfolio.

        Effective June 12, 2017, the BRVS Large Cap Core Fund was renamed the BRVS Advantage Large Cap Core
        Fund and the BRVS Large Cap Growth Fund was renamed the BRVS Large Cap Focus Growth Fund.

        The LMVET Clearbridge Variable Large Cap Growth Portfolio, the CVP Select Large-Cap Value Portfolio, the
        CVP Seligman Global Tech Portfolio, the CVP US Government Mortgage Portfolio, the FILS Covered Call
        Strategy Portfolio, the PIMCO Income Advisor Portfolio, and the NLVT Power Dividend Index Fund were introduced effective August 1, 2017.

        Effective August 1, 2017, the DEUT VIP Global Small Cap Portfolio, the VIPF Overseas Portfolio, the IVY VIP
        Asset Strategy Portfolio, the IVY VIP Dividend Opportunities Portfolio, the IVY VIP Global Growth Portfolio,
        the JANUS Research Portfolio, the JANUS Overseas Portfolio, the PIONEER VCT Fund Portfolio, the
        PIONEER VCT High Yield Portfolio, the NLVT Power Income Fund, the LMVIT Dynamic Multi-Strategy
        Portfolio, and the ROYCE Micro-Cap Portfolio were closed to new investors.  All policyowners were be given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge.

        Effective December 11, 2017, two PF funds had reverse share splits as shown in the following table.

                                                              Split Ratio
                                Fund                      (New to Old Shares)
PF Short Emerging Markets Portfolio                               1:5
PF UltraShort NASDAQ-100 Portfolio                                1:8

        Effective March 29, 2018 the BRVS iShares Equity Appreciation Fund and the BRVS iShares Dynamic Fixed
        Income Fund were liquidated.  The plan of liquidation and dissolution was approved by the Board of Trustees of BlackRock Variable Series.  All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge.  Any funds remaining at 3/29/2018 were transferred to the American Funds IS Ultra-Short Bond fund.

        Effective April 30, 2018 the INV Global Health Care Fund was renamed the INV Health Care Fund and the IVY
        VIP Dividend Opportunities Portfolio was renamed IVY VIP Global Equity Income Portfolio.

        Effective May 1, 2018 the IVY VIP Balanced Portfolio, the PRUDENTIAL Natural Resources Portfolio, and the
        PRUDENTIAL SP Prudential US Emerging Growth Portfolio were closed to new investors.

        Effective May 1, 2018 the Separate Account began offering a new portfolio of funds, provided by John
        Hancock Variable Insurance Trust ("JHVIT").  The funds available under this portfolio include the JHVIT
        Financial Industries Portfolio, the JHVIT Fundamental All Cap Core Portfolio, the JHVIT Select Bond Portfolio,
        and the JHVIT Strategic Income Opportunities Portfolio.  In addition, the CAM SRI Balanced Portfolio was introduced on May 1, 2018.

        Effective June 18, 2018 the BRVS Total Return Portfolio and the BRVS S&P 500 Portfolio were introduced.

        Effective July 2, 2018 the Deutsche Variable Insurance Portfolio was renamed the DWS Variable Insurance
        Portfolios.

        Effective July 30, 2018 the PIMCO Foreign Bond (USD-Hedged) Portfolio was renamed the PIMCO
        International Bond (USD-Hedged) Portfolio, the PIMCO Unconstrained Bond Adv Portfolio was renamed the
        PIMCO Dynamic Bond Adv Portfolio, and the PIMCO Global Bond Unhedged Portfolio was renamed the
        PIMCO Global Bond Opportunities Portfolio.

        Effective July 15, 2018 the BRVS iShares Alternative Strategies Fund was closed to new investors and on
        August 31, 2018 the fund was liquidated.  The plan of liquidation and dissolution was approved by the Board of
        Trustees of BlackRock Variable Series.  All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge.  Any funds remaining at
        August 31, 2018 were transferred to the American Funds IS Ultra-Short Bond Fund.

        Effective November 9, 2018 the ABVPS Real Estate Investment Portfolio was closed.  A subsequent liquidation will occur on April 18, 2019.

        Fair Value
        Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account.  Investment transactions are recorded on the trade date (the date the order to buy or sell is executed).  Dividends are automatically reinvested in shares of the Funds.

        Current accounting standards define fair value as based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value standards also establish a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value.  Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument.  Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

        The Company determines the fair value of its investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments, market activity may be minimal or nonexistent and management's determination of fair value is then based on the best information available in the circumstances and may incorporate management's own assumptions, which involves a significant degree of judgment.

        Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories.

        Level 1 - Quoted prices are available in active markets for identical financial instruments as of the reporting date. The types of financial instruments included in Level 1 are mutual funds.  As required by the fair value measurements guidance, the Company does not adjust the quoted price for these financial instruments, even in situations where it holds a large position and a sale could reasonably impact the quoted price.

        Level 2 - Fair values are based on quoted prices for similar assets or liabilities in active and inactive markets.  Inactive markets involve few transactions for similar assets or liabilities and the prices are not current or price quotations vary substantially over time or among market makers, which would include some broker quotes.  Level 2 inputs also include corroborated market data such as interest rate spreads, yield curves, volatilities, prepayment speeds, credit risks and default rates.  The Company does not hold any Level 2 securities in the Separate Account.

        Level 3 - Pricing inputs are unobservable for the financial instrument and include situations where there is little, if any, market activity for the financial instrument.  These inputs may reflect the Company's estimates of the assumptions that market participants would use in valuing the financial instruments.  The Company does not hold any Level 3 securities in the Separate Account.

        In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

        At December 31, 2018, the Company's investments were classified as follows:

                       Quoted prices           Significant
                         in active                other             Significant
                        markets for            observable          unobservable
                      identical assets           inputs               inputs
Assets                   (Level 1)              (Level 2)            (Level 3)              Total

Mutual Funds         $ 1,400,176,527               $ -                 $ -            $1,400,176,527

        The first-in, first-out ("FIFO") method is used to determine realized gains and losses on investments.
        Dividend and capital gain distributions are recorded as income on the ex-dividend date.

        The Separate Account had no liabilities or changes in liabilities as of and for the year ended December 31,
        2018.

        The contracts do not provide for a variable payout option; therefore all assets in the Separate Account are in the accumulation phase.

        Federal Income Taxes
        The operations of the Separate Account are included in the federal income tax return of the Company.  Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account.  No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves.  However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed.  Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

        New and Adopted Accounting Pronouncements
        In August 2018, the FASB issued guidance which changed the fair value measurement disclosure requirements by removing some previously required disclosures.  The Separate Account has elected to early adopt this guidance.  Other than removal of disclosure requirements there were no impacts to the Separate
        Account's financial statements.

        Use of Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

        Related Party Transactions
        The Company has an indirect interest in and pays investment management fees to an affiliate, Guggenheim
        Partners Investment Management Inc.  The fees are calculated based on the average fair value of invested assets under management multiplied by a contractual rate.  The Guggenheim Variable Insurance Funds and the Rydex Variable Trust Funds are managed by indirect affiliates of the Company.  The sponsor company,
        Midland National Life Insurance Company, pays fees to an affiliate of Guggenheim for providing administrative services on certain variable annuity products.

        Subsequent Events
        The Company evaluated subsequent events through April 25, 2019, the date the financial statements were available to be issued.  Excluding the events below there are no additional transactions that require disclosure in the financial statements.

        Effective January 1, 2019 the JANUS GI Unconstrained Bond Portfolio will be closed to new investors and a subsequent liquidation will occur March 1, 2019.  Any funds remaining at March 1, 2019 will be transferred to the VIPF Government Money Market Portfolio.

        Effective April 18, 2019 the ABVPS Real Estate Investment Portfolio will be liquidated.  Any funds remaining at
        April 18, 2019 will be transferred to the VIPF Government Money Market Portfolio Service Class 2.

        Effective April 29, 2019 the OPP Global Multi-Alternatives Fund will be liquidated.  Any funds remaining at
        April 29, 2019 will be transferred to the VIPF Government Money Market Portfolio Service Class 2.

        Effective April 30, 2019 the MSVIF Mid Cap Growth Portfolio will be renamed the MSVIF Discovery Portfolio.

        The ACVP Balanced Fund, the ACVP Income & Growth Fund, and the MFS Global Real Estate Service
        Portfolio will be introduced effective May 1, 2019.

        Effective May 1, 2019 the Separate Account will be offering a new portfolio of funds, provided by Federated
        ("FED").  The funds available under this portfolio include the FED Kaufmann Portfolio, the FED High Income
        Bond Portfolio, and the FED Managed Volatility Portfolio.

        Effective May 1, 2019 the LMVET ClearBridge Variable Aggressive Growth Portfolio, the VIPF Value
        Strategies Portfolio, the JHVIT Fundamental All Cap Core Portfolio, the RYDEX VIF Biotechnology Fund, and
        the RYDEX VIF S&P MidCap 400 Pure Growth Fund will be closed to new investors.

        Effective May 28, 2019 all Oppenheimer funds will transition into the Invesco Variable Insurance.

        Effective June 1, 2019 the MFS International Value Portfolio will be renamed the MFS International Intrinsic
        Value Portfolio.

        Effective August 1, 2019 the LAC International Opportunities Fund will be liquidated.

2.      Expenses

        The Company is compensated for certain expenses as described below.  The rates of each applicable charge are described in the Separate Account's prospectus.

        o       A contract administration fee is charged to cover the Company's record keeping and other administrative expenses incurred to operate the Separate
                Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.

        o       A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.

        o       A transfer charge is imposed on each transfer between portfolios of the
                Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.

        The rates of each applicable charge depending on the product are summarized below.

                                            Product                        M&E Charge           Admin Fee         Maintenance Fee
Midland National Advantage Variable Annuity*                                  0.95%               0.00%                $ 30.00
Midland National Advantage II*                                                1.40%               0.00%                $ 30.00
Midland National Advantage III*                                               1.35%               0.00%                $ 30.00
Midland National MNL Advisor*                                                 1.55%               0.00%                $ 30.00
Midland National Variable Annuity*                                            1.25%               0.15%                $ 33.00
Midland National Variable Annuity II*                                         1.25%               0.15%                $ 35.00
Midland National Vector Variable Annuity*                                0.85% to 1.10%           0.45%                $ 30.00
Midland National Vector II Variable Annuity*                             1.20% to 1.45%           0.45%                $ 30.00
Sammons Retirement Solutions LiveWell Variable Annuity                        1.00%          0.15% to 0.35%            $ 40.00
Sammons Retirement Solutions LiveWell Freedom Variable Annuity                1.00%               0.35%                $ 40.00

*New contracts are no longer being issued for this product

3.      Purchases and Sales of Investment Securities

        The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2018 and 2017 were as follows:

                                                                      2018                                  2017
                                                      -------------------------------------  ------------------------------------
Portfolio                                                  Purchases             Sales            Purchases            Sales

Fidelity Variable Insurance Products
    Government Money Market Portfolio                     $ 26,564,489        $ 28,195,703       $ 10,380,774        $ 3,155,886
    High Income Portfolio                                   26,629,175          27,361,624          3,091,294         16,617,551
    Equity-Income Portfolio                                  1,555,115           2,688,470            746,886          2,363,007
    Growth Portfolio                                         1,939,102           1,775,336          3,132,784          3,427,653
    Overseas Portfolio                                         452,534           1,604,014          1,412,354          2,471,370
    Mid Cap Portfolio                                        3,274,530           2,783,078          3,914,749          2,995,122
    Asset Manager Portfolio                                     82,453              93,008            202,091            196,379
    Investment Grade Bond Portfolio                            232,900             792,270            342,396          1,026,134
    Index 500 Portfolio                                        932,637           4,780,302          1,830,417          4,058,210
    Contrafund Portfolio                                     6,429,691           5,161,363          6,673,264          3,862,249
    Asset Manager: Growth Portfolio                            115,198              89,487            158,040             92,950
    Balanced Portfolio                                         413,608             514,563            512,396          1,291,607
    Growth & Income Portfolio                                  206,211             375,639            277,269            454,744
    Growth Opportunities Portfolio                           1,136,042           1,091,090            619,987            568,521
    Value Strategies Portfolio                               1,068,723           1,334,687          2,403,039          1,097,245
    Strategic Income Portfolio                               4,712,144           2,963,562          3,194,994          1,011,277
    Emerging Markets Portfolio                               1,246,505           1,011,840          1,916,390            474,453
    Real Estate Portfolio                                    3,038,335           2,112,719          3,182,945          2,234,107
    Funds Manager 50% Portfolio                              1,713,888             622,888          1,221,263          1,273,655
    Funds Manager 70% Portfolio                                770,688             313,501            288,245            110,776
    Funds Manager 85% Portfolio                                273,887             237,270            495,229            200,108
    Government Money Market Portfolio Service Class 2        1,622,529             975,311            199,241            525,208
American Century Variable
 Portfolios, Inc.
    Balanced Fund                                              135,026             279,200            129,160            696,725
    Capital Appreciation Fund                                  341,255             823,397            464,118            205,250
    International Fund                                       1,304,543           1,501,602            717,794            847,586
    Value Fund                                              10,605,165           6,734,394         11,849,788          6,029,537
    Income & Growth Fund                                     1,050,428           1,428,942          1,306,600          1,167,191
    Inflation Protection Fund                                1,453,998           1,576,701          1,210,891          1,797,994
    Large Company Value Fund                                   428,052             579,955            313,584            731,592
    Mid Cap Value Fund                                       6,947,811           2,689,124          6,128,179          3,984,608
    Ultra Fund                                               3,501,672           1,492,638          2,237,082            782,122
MFS Variable Insurance Trust
    Research Series                                            380,468             168,219             52,346            108,375
    Growth Series                                            1,042,717           1,074,466            904,510            819,560
    Investors Trust Series                                     212,689             231,522             57,023             51,100
    New Discovery Series                                     2,209,282           1,444,011          1,060,977            824,051
    Corporate Bond Portfolio                                   735,894           1,205,386          1,476,767            349,641
    Emerging Markets Equity Portfolio                        2,209,879             727,333          1,457,600            521,283
    Technology Portfolio                                     1,897,742             898,770          1,166,723          1,210,276
    Global Tactical Allocation Portfolio                       242,001             639,789          1,382,689            905,367
    International Value Portfolio                            3,037,608           1,562,366          3,852,464            877,031
    Utilities Series Portfolio                               1,627,171           1,160,308          3,146,060          2,286,863
    Blended Research Core Equity Portfolio                     721,815             148,380          1,386,261            111,966
Lord Abbett Series Fund, Inc.
    Growth & Income Portfolio                                  235,882             456,406            463,149            450,828
    Mid-Cap Stock Portfolio                                    300,857             791,505            455,833            912,459
    International Opportunities Portfolio                    1,807,613           2,117,326          2,374,186          3,345,986
    Bond-Debenture Portfolio                                 4,539,340           2,775,108          7,078,384          1,334,480
    Fundamental Equity Portfolio                               658,683             250,780            331,722            290,182
    Developing Growth Portfolio                              2,354,960             965,721            377,458            384,565
    Short Duration Income Portfolio                         10,433,493           4,425,988          8,761,596          4,067,397
Alger Fund
    LargeCap Growth Portfolio                                2,345,210           2,735,948          1,410,473          2,243,806
    MidCap Growth Portfolio                                    755,912           1,241,457            667,278          1,632,745
    Capital Appreciation Portfolio                           1,495,718           1,379,760            981,316          1,236,189
    SmallCap Growth Portfolio                                   31,276             137,031              1,851            113,554
    Capital Appreciation Portfolio Class S                  11,189,904           6,151,919          7,000,441          4,667,079
Calvert Variable Series, Inc.
    Mid Cap Growth Portfolio                                 1,070,897             591,202            562,468            668,014
    S&P 500 Index Portfolio                                    510,898             640,435            636,957            720,652
    SRI Balanced Portfolio                                     302,383                 940                  -                  -
Invesco Variable Insurance Funds
    Technology Fund                                            553,881             370,633            369,229             80,185
    Managed Volatility Fund                                     66,435             123,379             82,481            489,430
    Diversified Dividend Fund                                  350,384             374,141            223,434            415,291
    Health Care Fund                                           615,383             414,543            262,322            399,214
    Global Real Estate Fund                                     35,893              81,111             20,980             30,598
    International Growth Fund                                   18,195             270,912            240,805            216,699
    Mid Cap Core Equity Fund                                   127,603             210,967            463,898            553,906
J.P. Morgan Series Trust II
    Core Bond Portfolio                                      2,054,655           1,740,884            661,196          1,134,137
    Small Cap Core Portfolio                                   481,616             648,759            197,621            818,434
Rydex Variable Trust
    Nova Fund                                                  431,395             340,919            108,058            226,246
    NASDAQ-100 Fund                                            683,669             594,795            408,484            157,060
    U.S. Government Money Market Fund                        1,179,501           1,306,678            399,048             47,058
    Inverse S&P 500 Strategy Fund                                4,896              15,368             22,713             80,902
    Inverse NASDAQ-100 Strategy Fund                             5,063              19,761             50,530             70,653
    Inverse Government Long Bond Strategy Fund                  28,680               1,761              2,801             18,848
    Government Long Bond 1.2x Strategy                          36,933             124,699             31,533            128,153
    NASDAQ-100 2x Strategy Fund                                      -                   -                  -                  -
    Inverse Dow 2x Strategy Fund                                     -                   -                  -                  -
Rydex Variable Insurance Fund
    Biotechnology Fund                                         952,162           1,312,296          1,558,614          1,785,185
    S&P 500 Pure Growth Fund                                 2,195,414           1,451,292          1,547,752            606,956
    S&P MidCap 400 Pure Growth Fund                            833,281             337,876            547,085            318,680
Guggenheim Variable Insurance Fund
    Long Short Equity Fund                                     147,218             149,026            357,494            334,752
    Multi-Hedge Strategies Fund                                136,178             728,496            258,599            858,846
    Global Managed Futures Strategy Fund                        75,146              61,221             74,767            158,854
    Small Cap Value Fund                                       994,870             549,809            937,561          1,506,262
ProFunds VP
    Access VP High Yield Fund                                  632,290             583,275          1,062,287          1,213,055
    Asia 30                                                     16,379              61,449             78,645             62,023
    Banks                                                       25,347              69,578            122,912            160,177
    Basic Materials                                             14,026              74,947          2,071,576          2,101,109
    Bear                                                       209,614             220,065            395,623            405,023
    Biotechnology                                              198,996             330,370          1,652,249          1,782,377
    Bull                                                     1,205,353           1,933,019          1,427,618          1,307,488
    Consumer Goods                                              53,202             107,376          3,080,987          3,170,751
    Consumer Services                                          268,499             351,734          1,683,707          1,731,620
    Dow 30                                                     341,674             329,068            233,484            161,249
    Emerging Markets                                           264,417             348,635            452,916            456,493
    Europe 30                                                   21,647              24,823            116,675            122,675
    Falling U.S. Dollar                                         53,111              52,678              3,958              8,323
    Financials                                                 126,109             214,361            879,678          1,728,346
    Health Care                                                575,723             451,601          2,969,098          4,037,247
    Industrials                                                130,502             201,444          1,541,712          1,541,062
    International                                              517,448             533,356            455,731            461,956
    Internet                                                   410,943             381,181          1,575,840          1,653,515
    Japan                                                        9,602               9,259            126,600            188,180
    Large-Cap Growth                                         1,032,804           1,230,305          3,820,903          3,730,129
    Large-Cap Value                                            493,069             830,679          3,492,070          3,597,120
    Mid-Cap                                                  8,378,506           9,139,074         11,321,379         11,174,024
    Mid-Cap Growth                                             500,445             581,209            307,217            360,035
    Mid-Cap Value                                              235,777             400,543            671,989            826,004
    Government Money Market                                  8,580,261          10,040,596         14,915,104         11,468,456
    Oil & Gas                                                  517,286             754,030          1,077,841          1,560,681
    NASDAQ-100                                               1,170,826           1,257,211          1,990,200          2,539,161
    Pharmaceuticals                                             69,183              89,907             40,100            120,809
    Precious Metals                                            564,352             683,328          2,162,221          2,134,547
    Real Estate                                                412,083             265,907          1,461,192          1,445,055
    Rising Rates Opportunity                                   276,043             224,143             27,208            100,043
    Semiconductor                                               83,210              76,042          2,376,492          2,347,891
    Short Dow 30                                                46,118              46,048                  -                954
    Short Emerging Markets                                      24,039              22,836                  -                782
    Short International                                         14,146              14,612              1,974              2,522
    Short Mid-Cap                                                6,349               6,293                 31                183
    Short NASDAQ-100                                             1,231               1,274                  -              4,626
    Short Small-Cap                                              1,993               4,416             15,460             19,297
    Small-Cap                                                  408,391             485,310            272,031            372,412
    Small-Cap Growth                                           747,677             873,779          1,432,326          1,540,888
    Small-Cap Value                                            349,145             430,414          1,164,657          1,954,552
    Technology                                                 171,936             259,973          1,638,412          1,564,119
    Telecommunications                                             845              10,067            753,835          1,445,284
    U.S. Government Plus                                       507,989             448,328            973,424          1,742,352
    UltraBull                                                  668,677             655,625            870,457            596,916
    UltraMid-Cap                                             6,345,193           6,376,029          7,822,473          7,860,757
    UltraNASDAQ-100                                            507,904             375,962            567,515            565,192
    UltraShort Dow 30                                          116,801             117,154            311,892            309,801
    UltraShort NASDAQ-100                                       40,207              38,545            294,919            290,011
    UltraSmall-Cap                                           1,387,852           1,377,939          1,927,880          1,852,630
    Utilities                                                   74,975             112,233          3,057,802          3,096,311
VanEck Worldwide Insurance Trust
    Global Hard Assets Fund                                  1,039,124           2,115,436          1,368,908          2,791,672
    Emerging Markets Fund                                      179,061           1,042,290          2,066,713          1,823,570
    Unconstrained Emerging Markets Bond Fund                   190,451             395,423            918,663          1,170,370
Janus Henderson Series
    Global Technology Portfolio                              2,246,218           1,117,547          1,527,094            647,601
    Overseas Portfolio                                         109,131             173,615            299,212            289,231
    Research Portfolio                                         118,262             224,410            111,035            103,928
    Enterprise Services Portfolio                            7,620,705           1,673,339          6,376,815            979,185
    Global Research Portfolio                                  247,071             242,493            346,450            346,303
    Mid Cap Value Portfolio                                    915,640             746,638          1,041,806            690,974
    Balanced Portfolio                                      12,494,538           2,146,141          4,937,335          1,728,266
    Flexible Bond Portfolio                                  2,632,601           1,418,788          1,355,205          1,448,260
    GI Unconstrained Bond Portfolio                            334,772             259,964            206,008            185,296
PIMCO Variable Insurance Trust
    Total Return Portfolio                                  16,214,207          14,819,752         15,575,804         15,098,171
    Low Duration Portfolio                                  10,156,881           6,393,884          7,739,828          6,714,972
    High Yield Portfolio                                     2,806,723           3,528,459          4,289,266          5,010,011
    Real Return Portfolio                                    4,389,792           4,848,340          4,559,284          3,047,252
    All Asset Portfolio                                        782,854             861,262          1,291,352          1,464,953
    Global Multi-Asset Managed Allocation Portfolio            116,723              60,598            164,769             99,712
    Short-Term Portfolio                                    15,227,910          12,866,275          8,143,905          8,029,227
    Emerging Markets Bond Portfolio                            794,013             419,594            654,394            283,192
    Global Bond Opportunities Portfolio                         37,549              43,304             34,392             51,812
    Commodity Real Return Strategy Portfolio                   451,173           1,108,781          1,134,111            862,671
    International Bond (USD-Hedged) Portfolio                1,089,446             334,946            525,597            164,003
    Dynamic Bond Adv Portfolio                                 396,093             526,149            845,658            434,440
    Income Advisor Portfolio                                19,888,731           1,448,746          6,622,426            235,495
Goldman Sachs Variable Insurance Trust
    Small Cap Equity Insights Fund                           1,530,985           1,242,701            655,468          1,153,679
    Large Cap Value Fund                                       554,053              79,033            957,611          1,006,629
    Mid Cap Value Fund                                         550,832             917,284          1,264,060          1,831,645
Neuberger Berman Advisors Management Trust
    Mid-Cap Growth Portfolio                                   225,245             729,336            618,525            169,373
    AMT Mid Cap Intrinsic Value Portfolio                      184,658              72,438             43,407            289,760
Dreyfus Variable Investment Fund
    Appreciation Portfolio                                     287,287             450,818            609,408            683,605
    International Value Portfolio                               18,595              18,986             21,713             27,693
    Sustainable U.S. Equity Portfolio                            7,065               2,283              2,926              3,505
Invesco Van Kampen Variable Insurance Fund
    Growth and Income Portfolio                                198,318             188,351            422,085            906,126
    Value Opportunities Fund                                    43,299              41,218              2,901             14,793
    American Value Fund                                         71,171             141,166             76,532             56,116
Morgan Stanley Variable Institutional Funds
    Emerging Markets Debt Portfolio                            208,045             301,287            155,592             86,874
    Emerging Markets Equity Portfolio                          298,802             310,905            223,283            136,158
    Mid Cap Growth Portfolio                                    82,917              61,944                  -             15,706
    U.S. Real Estate Portfolio                                  37,624              62,283            150,166            112,584
Northern Lights Variable Trust
    Adaptive Allocation Portfolio                                    -                   -             31,632          6,361,404
    Power Income Fund                                          115,086             185,816            162,635            147,479
    Power Dividend Index Fund                               12,022,420             472,754          3,527,181            156,147
AB Variable Products Series
    Real Estate Investment Portfolio                           518,485             876,609            806,871            286,909
    Dynamic Asset Allocation Portfolio                         446,370             149,236            140,550            353,122
    Small Cap Growth Portfolio                                  34,359              14,154             13,973             27,487
    Small Mid Cap Value Portfolio                            1,070,586             514,947          1,204,305          1,203,892
BlackRock Variable Series Fund, Inc.
    Basic Value Fund                                         1,037,623             733,967            961,176            406,854
    Capital Appreciation Fund                                  303,196             148,350            435,120            334,965
    Equity Dividend Fund                                     5,078,109           1,561,239          4,061,762          1,100,307
    Global Allocation Fund                                   2,326,961           2,657,975          3,349,443          2,636,512
    Advantage Large Cap Core Fund                              339,193             248,748            246,550            213,452
    Large Cap Focus Growth Fund                              2,820,911           1,226,294          1,270,862            437,626
    iShares Alternatives Strategies Fund                       187,828           1,438,592            559,964            166,526
    iShares Dynamic Allocation Fund                            614,584              83,414            283,348             31,349
    iShares Dynamic Fixed Income Fund                           66,482             954,084            515,076            135,504
    iShares Equity Appreciation Fund                            38,592             447,853             84,542             24,048
    Total Return Portfolio                                      46,033                  49                  -                  -
    S&P 500 Portfolio                                          488,866                 928                  -                  -
Columbia Variable Portfolio
    Contrarian Core 2 Portfolio                              1,447,667           1,091,254          1,607,912            504,565
    Dividend Opportunity Portfolio                             330,009             506,500            651,790            584,972
    Emerging Markets Bond Portfolio                            661,410           1,392,953          2,591,413          1,003,280
    High Yield Portfolio                                       377,629             711,641          1,082,746            753,437
    Select Large-Cap Value Portfolio                         1,266,382             487,667            260,365              6,912
    Seligman Global Tech Portfolio                             868,541             250,101            693,195             79,916
    US Government Mortgage Portfolio                           108,952               3,585             28,647                 95
DWS Variable Insurance Portfolios
    Equity 500 Index Portfolio                               8,182,372           8,627,885          8,506,511          3,449,053
    Small Cap Index Portfolio                                1,038,878             949,993          2,526,585          1,773,809
    Alternative Asset Allocation Portfolio                     164,273             408,478            303,686            388,437
    Global Small Cap Portfolio                                  85,675             160,811            207,258            166,095
    Small Mid Cap Value Portfolio                            2,453,009             894,024          3,158,330            562,000
    CROCI US Portfolio                                          35,648              39,013             47,604             77,492
Eaton Vance Variable Trust
    Floating Rate Income Portfolio                          13,503,907           9,933,017          6,290,988          4,172,028
    Large-Cap Value Portfolio                                        -                   -            286,624          1,059,310
First Investors Life Series
    Total Return Portfolio                                     108,769             196,808            161,583            147,956
    International Portfolio                                    671,919             405,988            903,093            136,892
    Opportunity Fund                                           838,324           2,166,209          2,442,202          1,592,388
    Covered Call Strategy Portfolio                             87,008               1,910             30,756                 19
Franklin Templeton Variable Insurance Products Trust
    Mutual Shares Fund                                       1,178,193           1,246,864          2,299,273          1,249,852
    Income Fund                                              3,524,216           3,310,026          6,473,314          1,882,086
    Global Bond Fund                                         4,965,331           3,904,716          4,779,466          2,717,634
    Foreign Fund                                             6,159,041           3,261,064          7,671,213          2,702,308
    Developing Markets Fund                                    730,473             820,820            628,248          1,030,438
    Mutual Global Discovery Fund                             1,418,027           1,054,982          2,554,978          1,126,905
    Rising Dividends Fund                                    5,067,200           2,856,557          3,593,929          1,814,748
Ivy Variable Insurance Portfolios
    Asset Strategy Portfolio                                   324,331             969,806            511,924          1,228,148
    Balanced Portfolio                                         659,418           1,475,747          1,022,329          1,470,228
    Global Equity Income Portfolio                             159,740             135,451            313,689            321,819
    Energy Portfolio                                           799,382             583,415            684,201            841,840
    Global Bond Portfolio                                      561,789             365,839            278,215            204,518
    Natural Resources Portfolio                                197,597             300,265            436,649            102,561
    Growth Portfolio                                           788,180             652,513            534,450            429,208
    High Income Portfolio                                    3,446,799           3,961,571          2,563,743          1,771,683
    International Core Equity Portfolio                      2,149,301             760,365          1,662,090            854,945
    Global Growth Portfolio                                     93,968             171,855            267,560            313,202
    Mid Cap Growth Portfolio                                 3,138,934             723,426            589,820            605,176
    Science and Technology Portfolio                         3,487,213           1,084,021          2,130,833          1,721,581
    Small Cap Growth Portfolio                               3,775,473             882,864          1,140,531            901,877
    Small Cap Core Portfolio                                 4,298,253           1,794,257          3,687,644          1,828,925
Lazard Retirement Series, Inc.
    International Equity Portfolio                             205,450              90,337            541,086             75,201
    Global Dynamic Multi Asset Portfolio                       286,906             454,708            327,353            484,263
Legg Mason Partners Variable Equity Trust
    Western Asset Variable Global High Yield Bond Portfolio    362,665             308,380            578,266            140,400
    ClearBridge Variable Mid Cap Portfolio                   3,805,110           1,167,789          3,707,851          1,380,383
    ClearBridge Variable Dividend Strategy Portfolio         2,928,817           2,274,060          5,536,532            778,914
    ClearBridge Variable Small Cap Growth Portfolio          2,420,899           1,066,694          1,178,967            445,345
    ClearBridge Variable Aggressive Growth Portfolio           553,337              51,591            350,618            409,747
    Western Asset Variable Core Bond Plus Portfolio         23,027,598           4,816,708         23,121,400          2,108,077
    ClearBridge Variable Large Cap Growth Portfolio          6,477,671             910,008          3,680,067             68,083
QS Legg Mason Partners Variable Income Trust
    Dynamic Multi Strategy Portfolio                            33,858              37,199             16,999             86,270
Pioneer Variable Contracts Trust
    Fund Portfolio                                             251,142             226,550            497,374            230,536
    Bond Portfolio                                           9,197,455           4,064,740         10,873,955          2,947,463
    Strategic Income Portfolio                               3,318,956           2,762,735          4,766,210          2,102,445
    Equity Income Portfolio                                  5,936,626           1,330,343          4,423,356            588,811
    High Yield Portfolio                                       110,221             253,944            326,122            376,260
Prudential Series Funds
    Jennison 20/20 Focus Portfolio                               4,135              87,198                849            141,384
    Natural Resources Portfolio                                102,062             285,978            642,155            625,546
    SP Prudential US Emerging Growth Portfolio                  77,577              47,960             14,099             51,514
Royce Capital Fund
    Micro-Cap Portfolio                                         62,063              70,948            143,149             80,264
    Small Cap Portfolio                                      1,232,023           2,026,144          1,209,186          1,256,087
Alps
    Alerian Energy Infrastructure Portfolio                    256,991             345,785            771,305            423,756
    Red Rocks Listed Private Equity Portfolio                  532,461             687,321          1,351,229            159,833
American Funds IS
    Asset Allocation Fund                                   16,840,362           6,385,784         16,986,900          2,980,295
    Blue Chip Income and Growth Fund                        10,721,119           2,888,541          9,402,297          3,548,382
    Ultra-Short Bond Fund                                    7,828,418           9,519,422         15,663,132         15,768,851
    Capital Income Builder Fund                              5,106,206           2,625,934          5,282,793          1,391,363
    Global Growth Fund                                       3,760,226           1,003,919          2,679,588            912,112
    Global Growth and Income Fund                            4,564,762           1,210,809          2,701,588            754,507
    Global Small Capitalization Fund                         1,631,248             581,101            977,294            237,810
    Growth Fund                                             10,644,921           2,613,592          8,739,560          1,485,619
    Growth-Income Fund                                      11,439,287           3,074,261          8,554,153          1,490,717
    International Fund                                       3,578,106           1,005,392          2,353,111            358,567
    International Growth and Income Fund                     2,606,245             738,196          1,659,799            354,487
    New World Fund                                           7,397,357           1,650,252          6,535,012          1,375,192
    U.S. Government/AAA-Rated Securities Fund                4,816,441           3,451,890          4,231,255          3,259,364
Oppenheimer VA Service  Class
    Total Return Bond Fund                                     199,783             242,865            374,144            801,983
    Discovery Mid Cap Growth Fund                              684,708             301,746            444,996            246,884
    Global Multi-Alternatives Fund                             279,238             282,316             18,714            173,631
    Global Fund                                              2,195,939           1,703,443          2,961,024            423,741
    International Growth Fund                                4,798,451             677,052          2,405,262            308,660
    Main Street Fund                                         2,777,178             745,741          1,944,439            310,861
    Main Street Small Cap Fund                               2,023,769           1,095,636          1,695,333            704,840
T. Rowe Price
    Blue Chip Growth Portfolio                              13,349,660           3,349,978          9,046,608          1,001,699
    Health Sciences Portfolio                                5,091,228           1,413,993          4,231,543            880,321
John Hancock Variable Insurance Trust
    Financial Industries Portfolio                             207,882              33,729                  -                  -
    Fundamental All Cap Core Portfolio                          60,173                 175                  -                  -
    Select Bond Portfolio                                        4,840                 954                  -                  -
    Strategic Income Opportunities Portfolio                    89,739                 163                  -                  -

4.      Summary of Changes from Unit Transactions

        Transactions in units for the years ended December 31, 2018 and 2017 were as follows:

                                                                                2018                                             2017
                                                            ---------------------------------------------   ----------------------------------------------
                                                                                          Net Increase/                                    Net Increase/
Portfolio                                                     Purchases        Sales        (Decrease)        Purchases         Sales        (Decrease)

Fidelity Variable Insurance Products
    Government Money Market Portfolio                           2,501,653      2,657,874        (156,221)          986,605        301,364         685,241
    High Income Portfolio                                       1,072,658      1,189,104        (116,446)          166,326        747,675        (581,349)
    Equity-Income Portfolio                                        43,272         98,601         (55,329)           20,088         95,890         (75,802)
    Growth Portfolio                                               28,086         49,514         (21,428)          121,326        135,252         (13,926)
    Overseas Portfolio                                             22,105         76,436         (54,331)           83,881        137,363         (53,482)
    Mid Cap Portfolio                                             103,995        123,529         (19,534)          202,772        156,010          46,762
    Asset Manager Portfolio                                         1,421          2,668          (1,247)            2,809          7,725          (4,916)
    Investment Grade Bond Portfolio                                 9,564         46,332         (36,768)           15,320         58,448         (43,128)
    Index 500 Portfolio                                            21,973        153,900        (131,927)           62,786        154,809         (92,023)
    Contrafund Portfolio                                          192,849        194,665          (1,816)          293,333        144,611         148,722
    Asset Manager: Growth Portfolio                                 3,644          2,822             822             2,237          3,256          (1,019)
    Balanced Portfolio                                              9,954         19,574          (9,620)           17,388         55,972         (38,584)
    Growth & Income Portfolio                                       4,190         12,160          (7,970)            8,119         16,371          (8,252)
    Growth Opportunities Portfolio                                 33,202         33,885            (683)           16,649         22,605          (5,956)
    Value Strategies Portfolio                                     49,774         75,719         (25,945)           87,067         61,910          25,157
    Strategic Income Portfolio                                    384,413        254,633         129,780           280,188        104,059         176,129
    Emerging Markets Portfolio                                    100,175         81,878          18,297           168,652         41,332         127,320
    Real Estate Portfolio                                         134,359        136,865          (2,506)          171,739        165,549           6,190
    Funds Manager 50% Portfolio                                   109,703         44,929          64,774            96,028        100,281          (4,253)
    Funds Manager 70% Portfolio                                    38,211         19,168          19,043            19,515          6,298          13,217
    Funds Manager 85% Portfolio                                    13,086         15,188          (2,102)           34,791         12,668          22,123
    Government Money Market Portfolio Service Class 2             172,049        102,716          69,333            22,833         55,732         (32,899)
American Century Variable
 Portfolios, Inc.
    Balanced Fund                                                   4,513         11,228          (6,715)            2,182         31,860         (29,678)
    Capital Appreciation Fund                                       9,520         22,480         (12,960)            7,345          5,127           2,218
    International Fund                                             55,413         77,404         (21,991)           43,058         45,032          (1,974)
    Value Fund                                                    608,768        340,880         267,888           813,578        399,024         414,554
    Income & Growth Fund                                           43,795         66,350         (22,555)           65,369         63,962           1,407
    Inflation Protection Fund                                     135,851        137,017          (1,166)          112,519        156,882         (44,363)
    Large Company Value Fund                                       22,233         34,318         (12,085)           17,351         46,614         (29,263)
    Mid Cap Value Fund                                            298,059        129,994         168,065           340,977        220,537         120,440
    Ultra Fund                                                    141,710         66,426          75,284           123,656         41,930          81,726
MFS Variable Insurance Trust
    Research Series                                                11,495          5,955           5,540               685          4,326          (3,641)
    Growth Series                                                  29,066         33,218          (4,152)           32,290         30,125           2,165
    Investors Trust Series                                          7,398          8,798          (1,400)            1,899          2,158            (259)
    New Discovery Series                                           70,932         50,854          20,078            59,071         37,894          21,177
    Corporate Bond Portfolio                                       57,554        110,025         (52,471)          133,791         36,721          97,070
    Emerging Markets Equity Portfolio                             203,639         64,664         138,975           145,676         52,496          93,180
    Technology Portfolio                                           72,017         36,449          35,568            62,315         62,250              65
    Global Tactical Allocation Portfolio                           14,881         50,498         (35,617)          108,891         71,530          37,361
    International Value Portfolio                                 169,269         88,163          81,106           248,533         60,687         187,846
    Utilities Series Portfolio                                    105,421         74,249          31,172           216,187        166,008          50,179
    Blended Research Core Equity Portfolio                         41,133         10,101          31,032           119,201          9,150         110,051
Lord Abbett Series Fund, Inc.
    Growth & Income Portfolio                                       3,574         16,243         (12,669)           10,249         18,743          (8,494)
    Mid-Cap Stock Portfolio                                         8,223         27,135         (18,912)            6,044         35,145         (29,101)
    International Opportunities Portfolio                          33,652         71,869         (38,217)           69,394        128,277         (58,883)
    Bond-Debenture Portfolio                                      276,888        209,868          67,020           535,179        129,488         405,691
    Fundamental Equity Portfolio                                   25,379         15,414           9,965            13,033         17,208          (4,175)
    Developing Growth Portfolio                                    97,364         50,002          47,362            27,671         27,131             540
    Short Duration Income Portfolio                               983,532        428,909         554,623           883,976        445,968         438,008
Alger Fund
    LargeCap Growth Portfolio                                      54,605        110,007         (55,402)           41,716        108,629         (66,913)
    MidCap Growth Portfolio                                        10,666         49,434         (38,768)           28,660         77,539         (48,879)
    Capital Appreciation Portfolio                                 25,687         37,399         (11,712)           25,374         44,728         (19,354)
    SmallCap Growth Portfolio                                         184          5,766          (5,582)              164          6,467          (6,303)
    Capital Appreciation Portfolio Class S                        231,956        269,447         (37,491)          357,022        308,959          48,063
Calvert Variable Series, Inc.
    Mid Cap Growth Portfolio                                       44,832         29,687          15,145            34,626         36,456          (1,830)
    S&P 500 Index Portfolio                                        17,138         29,601         (12,463)           34,183         39,548          (5,365)
    SRI Balanced Portfolio                                         26,401              -          26,401                 -              -               -
Invesco Variable Insurance Funds
    Technology Fund                                                20,583         14,191           6,392            16,698          3,703          12,995
    Managed Volatility Fund                                           568          3,859          (3,291)            2,766         18,194         (15,428)
    Diversified Dividend Fund                                      25,730         32,787          (7,057)           16,953         36,609         (19,656)
    Health Care Fund                                               16,637         15,498           1,139             8,021         17,730          (9,709)
    Global Real Estate Fund                                         2,286          6,419          (4,133)              845          2,182          (1,337)
    International Growth Fund                                       1,121         21,735         (20,614)           19,195         17,492           1,703
    Mid Cap Core Equity Fund                                        5,413         13,275          (7,862)           31,556         38,156          (6,600)
J.P. Morgan Series Trust II
    Core Bond Portfolio                                           178,017        151,455          26,562            52,915         94,045         (41,130)
    Small Cap Core Portfolio                                       11,411         20,413          (9,002)            7,038         29,765         (22,727)
Rydex Variable Trust
    Nova Fund                                                      13,777         11,687           2,090             3,353          8,990          (5,637)
    NASDAQ-100 Fund                                                16,554         14,473           2,081            10,290          4,457           5,833
    U.S. Government Money Market Fund                             124,051        136,583         (12,532)           41,365          4,782          36,583
    Inverse S&P 500 Strategy Fund                                   3,080          9,355          (6,275)           11,590         45,200         (33,610)
    Inverse NASDAQ-100 Strategy Fund                                6,919         24,882         (17,963)           57,575         90,401         (32,826)
    Inverse Government Long Bond Strategy Fund                     10,611            546          10,065             1,048          6,772          (5,724)
    Government Long Bond 1.2x Strategy                              1,995          7,312          (5,317)            1,745          8,007          (6,262)
    NASDAQ-100 2x Strategy Fund                                         -              -               -                 -              -               -
    Inverse Dow 2x Strategy Fund                                        -              -               -                 -              -               -
Rydex Variable Insurance Fund
    Biotechnology Fund                                             52,642         62,787         (10,145)           89,939         95,107          (5,168)
    S&P 500 Pure Growth Fund                                       90,718         71,770          18,948            90,868         37,725          53,143
    S&P MidCap 400 Pure Growth Fund                                44,901         20,362          24,539            41,945         22,501          19,444
Guggenheim Variable Insurance Fund
    Long Short Equity Fund                                          3,826         10,694          (6,868)           27,742         24,873           2,869
    Multi-Hedge Strategies Fund                                    14,285         70,013         (55,728)           28,162         82,809         (54,647)
    Global Managed Futures Strategies Fund                          8,573          6,228           2,345             8,329         18,610         (10,281)
    Small Cap Value Fund                                           46,123         34,397          11,726            58,999         99,937         (40,938)
ProFunds VP
    Access VP High Yield Fund                                      41,912         38,975           2,937            67,807         79,563         (11,756)
    Asia 30                                                         1,311          4,626          (3,315)            6,944          5,527           1,417
    Banks                                                           4,207         10,694          (6,487)           21,194         28,504          (7,310)
    Basic Materials                                                 1,040          4,864          (3,824)          162,867        160,994           1,873
    Bear                                                          110,592        114,725          (4,133)          158,281        161,520          (3,239)
    Biotechnology                                                   6,901         10,932          (4,031)           57,419         60,971          (3,552)
    Bull                                                           68,852        117,849         (48,997)           89,014         83,986           5,028
    Consumer Goods                                                  1,843          5,482          (3,639)          158,410        162,204          (3,794)
    Consumer Services                                              11,299         15,440          (4,141)           82,731         83,085            (354)
    Dow 30                                                         18,040         19,126          (1,086)           11,774         10,832             942
    Emerging Markets                                               37,987         52,421         (14,434)           75,541         70,713           4,828
    Europe 30                                                       2,181          2,515            (334)           12,125         12,629            (504)
    Falling U.S. Dollar                                             8,348          8,921            (573)              774          1,381            (607)
    Financials                                                     13,276         23,076          (9,800)          101,053        202,695        (101,642)
    Health Care                                                    23,772         19,338           4,434           138,478        189,499         (51,021)
    Industrials                                                     7,096         11,030          (3,934)           91,481         88,925           2,556
    International                                                  69,168         76,005          (6,837)           67,298         66,103           1,195
    Internet                                                       10,840         10,271             569            52,579         53,881          (1,302)
    Japan                                                           1,194          1,021             173            16,839         25,861          (9,022)
    Large-Cap Growth                                               47,667         56,968          (9,301)          212,058        204,123           7,935
    Large-Cap Value                                                36,054         58,412         (22,358)          264,657        272,700          (8,043)
    Mid-Cap                                                       600,340        641,422         (41,082)          745,979        751,286          (5,307)
    Mid-Cap Growth                                                 23,674         30,657          (6,983)           15,072         19,959          (4,887)
    Mid-Cap Value                                                  13,445         25,100         (11,655)           40,915         51,377         (10,462)
    Government Money Market                                     1,069,166      1,233,251        (164,085)        1,814,555      1,389,824         424,731
    Oil & Gas                                                      56,432         82,384         (25,952)          120,298        176,224         (55,926)
    NASDAQ-100                                                     39,180         44,960          (5,780)           88,138        118,631         (30,493)
    Pharmaceuticals                                                 3,775          5,112          (1,337)            2,204          6,479          (4,275)
    Precious Metals                                               187,427        221,580         (34,153)          555,761        542,427          13,334
    Real Estate                                                    32,818         22,095          10,723           128,250        129,721          (1,471)
    Rising Rates Opportunity                                      151,663        120,853          30,810            14,122         51,070         (36,948)
    Semiconductor                                                   4,366          4,107             259           146,771        147,632            (861)
    Short Dow 30                                                   29,021         29,082             (61)                -            427            (427)
    Short Emerging Markets                                          8,670          8,670               -                 -            251            (251)
    Short International                                             4,673          4,681              (8)              525            534              (9)
    Short Mid-Cap                                                   4,166          4,221             (55)                1             54             (53)
    Short NASDAQ-100                                                1,252          1,313             (61)                -          3,024          (3,024)
    Short Small-Cap                                                 1,655          2,911          (1,256)            9,862         12,041          (2,179)
    Small-Cap                                                      24,297         30,393          (6,096)           16,238         25,619          (9,381)
    Small-Cap Growth                                               37,025         44,579          (7,554)           79,733         88,333          (8,600)
    Small-Cap Value                                                20,061         26,108          (6,047)           78,577        130,448         (51,871)
    Technology                                                      7,112         11,107          (3,995)           81,376         76,169           5,207
    Telecommunications                                                  -            806            (806)           54,531        106,385         (51,854)
    U.S. Government Plus                                           34,150         28,924           5,226            57,949        105,397         (47,448)
    UltraBull                                                      23,654         27,842          (4,188)           40,489         31,766           8,723
    UltraMid-Cap                                                  357,756        363,853          (6,097)          373,886        376,782          (2,896)
    UltraNASDAQ-100                                                 5,404          5,825            (421)           11,262         10,652             610
    UltraShort Dow 30                                             374,342        380,993          (6,651)          590,035        598,019          (7,984)
    UltraShort NASDAQ-100                                         295,072        296,339          (1,267)        1,313,140      1,313,495            (355)
    UltraSmall-Cap                                                107,294        107,312             (18)          133,081        128,862           4,219
    Utilities                                                       4,275          6,546          (2,271)          177,273        179,985          (2,712)
VanEck Worldwide Insurance Trust
    Global Hard Assets Fund                                        83,373        141,848         (58,475)          126,912        228,550        (101,638)
    Emerging Markets Fund                                           4,716         25,727         (21,011)           62,156         50,546          11,610
    Unconstrained Emerging Markets Bond Fund                        9,070         24,604         (15,534)           66,755         82,834         (16,079)
Janus Henderson Series
    Global Technology Portfolio                                    82,289         41,810          40,479            69,620         29,804          39,816
    Overseas Portfolio                                             10,805         18,346          (7,541)           35,581         31,286           4,295
    Research Portfolio                                              4,496         10,510          (6,014)            6,504          5,820             684
    Enterprise Services Portfolio                                 402,381         94,322         308,059           405,275         72,348         332,927
    Global Research Portfolio                                      14,996         14,586             410            22,901         21,309           1,592
    Mid Cap Value Portfolio                                        39,096         45,386          (6,290)           66,982         46,810          20,172
    Balanced Portfolio                                            740,186        127,213         612,973           355,818        137,169         218,649
    Flexible Bond Portfolio                                       241,913        131,519         110,394           123,712        137,184         (13,472)
    GI Unconstrained Bond Portfolio                                32,119         25,799           6,320            20,250         19,833             417
PIMCO Variable Insurance Trust
    Total Return Portfolio                                      1,274,301      1,142,502         131,799         1,256,683      1,171,369          85,314
    Low Duration Portfolio                                        987,171        608,848         378,323           808,093        695,115         112,978
    High Yield Portfolio                                          163,840        220,009         (56,169)          268,433        303,282         (34,849)
    Real Return Portfolio                                         357,099        424,118         (67,019)          468,516        327,306         141,210
    All Asset Portfolio                                            55,875         68,644         (12,769)           94,096        122,140         (28,044)
    Global Multi-Asset Managed Allocation Portfolio                 7,026          5,174           1,852            15,773          9,310           6,463
    Short-Term Portfolio                                        1,433,203      1,237,110         196,093           922,035        925,769          (3,734)
    Emerging Markets Bond Portfolio                                65,268         37,342          27,926            56,190         26,241          29,949
    Global Bond Opportunities Portfolio                             1,450          3,983          (2,533)            2,893          4,866          (1,973)
    Commodity Real Return Strategy Portfolio                       66,536        198,553        (132,017)          107,466        179,980         (72,514)
    International Bond (USD-Hedged) Portfolio                     101,323         30,668          70,655            47,784         15,651          32,133
    Dynamic Bond Adv Portfolio                                     33,023         48,672         (15,649)           82,039         42,502          39,537
    Income Advisor Portfolio                                    1,927,842        137,114       1,790,728           653,592         22,724         630,868
Goldman Sachs Variable Insurance Trust
    Small Cap Equity Insights Fund                                 62,521         61,620             901            27,171         66,529         (39,358)
    Large Cap Value Fund                                           27,629          4,082          23,547            52,651         58,246          (5,595)
    Mid Cap Value Fund                                              6,535         38,875         (32,340)           48,618         83,246         (34,628)
Neuberger Berman Advisors Management Trust
    Mid-Cap Growth Portfolio                                        6,451         26,256         (19,805)           24,538          6,775          17,763
    AMT Mid Cap Intrinsic Value Portfolio                           7,611          3,309           4,302             2,889         15,536         (12,647)
Dreyfus Variable Investment Fund
    Appreciation Portfolio                                         13,407         24,362         (10,955)           32,784         40,437          (7,653)
    International Value Portfolio                                   1,973          2,013             (40)            2,460          2,941            (481)
    Sustainable U.S. Equity Portfolio                                  23             91             (68)               25            169            (144)
Invesco Van Kampen Variable Insurance Fund
    Growth and Income Portfolio                                     7,398          9,701          (2,303)           22,984         53,130         (30,146)
    Value Opportunities Fund                                        3,223          3,440            (217)              258          1,118            (860)
    American Value Fund                                             2,844          7,642          (4,798)            4,207          3,159           1,048
Morgan Stanley Variable Institutional Funds
    Emerging Markets Debt Portfolio                                12,991         19,365          (6,374)            9,370          5,633           3,737
    Emerging Markets Equity Portfolio                              26,403         26,245             158            19,473         11,789           7,684
    Mid Cap Growth Portfolio                                        2,564          2,936            (372)                -            902            (902)
    U.S. Real Estate Portfolio                                      2,602          4,416          (1,814)           10,530          7,734           2,796
Northern Lights Variable Trust
    Adaptive Allocation Portfolio                                       -              -               -             4,064        749,228        (745,164)
    Power Income Fund                                               9,646         17,708          (8,062)           15,735         13,648           2,087
    Power Dividend Index Fund                                   1,159,158         42,334       1,116,824           336,564         14,469         322,095
AB Variable Products Series
    Real Estate Investment Portfolio                               28,207         59,988         (31,781)           47,900         20,539          27,361
    Dynamic Asset Allocation Portfolio                             34,454         11,173          23,281            10,671         28,295         (17,624)
    Small Cap Growth Portfolio                                      1,535            636             899               932          1,734            (802)
    Small Mid Cap Value Portfolio                                  47,709         25,414          22,295            63,706         68,243          (4,537)
BlackRock Variable Series Fund, Inc.
    Basic Value Fund                                               35,063         40,666          (5,603)           51,300         24,102          27,198
    Capital Appreciation Fund                                         733          6,541          (5,808)           18,710         17,985             725
    Equity Dividend Fund                                          234,929         85,918         149,011           229,808         76,017         153,791
    Global Allocation Fund                                        126,261        200,500         (74,239)          268,434        225,015          43,419
    Advantage Large Cap Core Fund                                  11,198         12,099            (901)            4,544         15,644         (11,100)
    Large Cap Focus Growth Fund                                   141,159         54,049          87,110            53,647         23,962          29,685
    iShares Alternatives Strategies Fund                           17,271        125,951        (108,680)           48,578         14,855          33,723
    iShares Dynamic Allocation Fund                                55,063          6,790          48,273            25,887          2,462          23,425
    iShares Dynamic Fixed Income Fund                               6,718         95,697         (88,979)           49,471         12,765          36,706
    iShares Equity Appreciation Fund                                3,419         39,810         (36,391)            7,471          2,000           5,471
    Total Return Portfolio                                          4,618              -           4,618                 -              -               -
    S&P 500 Portfolio                                              46,953              -          46,953                 -              -               -
Columbia Variable Portfolio
    Contrarian Core 2 Portfolio                                    97,958         67,305          30,653           116,799         34,965          81,834
    Dividend Opportunity Portfolio                                 25,132         33,965          (8,833)           54,335         45,388           8,947
    Emerging Markets Bond Portfolio                                30,204        118,951         (88,747)          231,386        111,271         120,115
    High Yield Portfolio                                           13,024         57,668         (44,644)           79,350         67,344          12,006
    Select Large-Cap Value Portfolio                              115,165         43,968          71,197            24,324            587          23,737
    Seligman Global Tech Portfolio                                 70,353         22,502          47,851            62,917          7,406          55,511
    US Government Mortgage Portfolio                               10,702            226          10,476             2,871              -           2,871
DWS Variable Insurance Portfolios
    Equity 500 Index Portfolio                                    338,699        464,479        (125,780)          476,764        217,052         259,712
    Small Cap Index Portfolio                                      43,870         49,428          (5,558)          150,232        110,798          39,434
    Alternative Asset Allocation Portfolio                         13,546         39,369         (25,823)           27,155         37,071          (9,916)
    Global Small Cap Portfolio                                      2,120         10,389          (8,269)           15,277         14,910             367
    Small Mid Cap Value Portfolio                                  99,494         56,335          43,159           210,462         42,350         168,112
    CROCI US Portfolio                                                544          2,513          (1,969)            3,861          6,068          (2,207)
Eaton Vance Variable Trust
    Floating Rate Income Portfolio                              1,113,387        854,861         258,526           585,936        430,279         155,657
    Large-Cap Value Portfolio                                           -              -               -            18,000         65,061         (47,061)
First Investors Life Series
    Total Return Portfolio                                          8,347         16,372          (8,025)           13,280         12,345             935
    International Portfolio                                        49,360         33,191          16,169            74,242         10,651          63,591
    Opportunity Fund                                               53,126        165,836        (112,710)          252,003        165,529          86,474
    Covered Call Strategy Portfolio                                 8,378             84           8,294             2,960              -           2,960
Franklin Templeton Variable Insurance Products Trust
    Mutual Shares Fund                                             52,189         76,944         (24,755)          136,836         87,164          49,672
    Income Fund                                                   202,513        238,344         (35,831)          485,477        159,709         325,768
    Global Bond Fund                                              498,199        358,457         139,742           539,737        318,040         221,697
    Foreign Fund                                                  465,620        259,790         205,830           702,351        316,669         385,682
    Developing Markets Fund                                        66,217         74,578          (8,361)           64,228        108,751         (44,523)
    Mutual Global Discovery Fund                                   82,741         68,591          14,150           159,469         85,890          73,579
    Rising Dividends Fund                                         217,238        149,190          68,048           208,898        121,530          87,368
Ivy Variable Insurance Portfolios
    Asset Strategy Portfolio                                        4,934         73,336         (68,402)           49,191        112,428         (63,237)
    Balanced Portfolio                                             29,592         96,999         (67,407)           58,855        111,328         (52,473)
    Global Equity Income Portfolio                                  2,886          7,536          (4,650)           17,093         19,855          (2,762)
    Energy Portfolio                                               96,716         67,728          28,988            86,557        101,315         (14,758)
    Global Bond Portfolio                                          52,700         34,973          17,727            26,360         20,236           6,124
    Natural Resources Portfolio                                    26,597         39,345         (12,748)           67,598         18,664          48,934
    Growth Portfolio                                               22,789         28,137          (5,348)           17,540         21,713          (4,173)
    High Income Portfolio                                         223,668        330,185        (106,517)          200,172        180,272          19,900
    International Core Equity Portfolio                           139,518         53,373          86,145           127,461         68,165          59,296
    Global Growth Portfolio                                         2,951         10,381          (7,430)           19,467         21,976          (2,509)
    Mid Cap Growth Portfolio                                      173,715         40,292         133,423            36,778         40,658          (3,880)
    Science and Technology Portfolio                              120,015         48,556          71,459            98,968         94,558           4,410
    Small Cap Growth Portfolio                                    145,450         50,967          94,483            78,365         64,267          14,098
    Small Cap Core Portfolio                                      130,691         86,115          44,576           176,463        118,015          58,448
Lazard Retirement Series, Inc.
    International Equity Portfolio                                 11,051          6,481           4,570            26,873          5,448          21,425
    Global Dynamic Multi Asset Portfolio                           13,485         31,055         (17,570)           17,536         36,704         (19,168)
Legg Mason Partners Variable Equity Trust
    Western Asset Variable Global High Yield Bond Portfolio        26,535         24,232           2,303            44,004         10,871          33,133
    ClearBridge Variable Mid Cap Portfolio                        225,956         73,296         152,660           218,435         86,045         132,390
    ClearBridge Variable Dividend Strategy Portfolio              126,988        130,927          (3,939)          366,490         58,899         307,591
    ClearBridge Variable Small Cap Growth Portfolio               107,964         56,860          51,104            78,630         28,851          49,779
    ClearBridge Variable Aggressive Growth Portfolio               45,799          4,027          41,772            33,980         42,891          (8,911)
    Western Asset Variable Core Bond Plus Portfolio             2,118,182        456,282       1,661,900         2,206,716        283,761       1,922,955
    ClearBridge Variable Large Cap Growth Portfolio               541,336         75,285         466,051           337,952          6,240         331,712
QS Legg Mason Partners Variable Income Trust
    Dynamic Multi Strategy Portfolio                                2,193          2,552            (359)            1,030          6,643          (5,613)
Pioneer Variable Contracts Trust
    Fund Portfolio                                                  4,454         11,554          (7,100)           23,179         12,749          10,430
    Bond Portfolio                                                749,865        352,753         397,112         1,027,410        362,810         664,600
    Strategic Income Portfolio                                    264,198        239,027          25,171           430,509        214,245         216,264
    Equity Income Portfolio                                       227,295         67,735         159,560           235,569         39,768         195,801
    High Yield Portfolio                                            4,276         18,896         (14,620)           21,742         29,417          (7,675)
Prudential Series Funds
    Jennison 20/20 Focus Portfolio                                    256          4,500          (4,244)               86          9,205          (9,119)
    Natural Resources Portfolio                                    16,713         45,432         (28,719)          118,116        111,157           6,959
    SP Prudential US Emerging Growth Portfolio                      4,609          2,499           2,110               965          3,067          (2,102)
Royce Capital Fund
    Micro-Cap Portfolio                                             3,613          5,425          (1,812)           10,704          9,444           1,260
    Small Cap Portfolio                                            73,352        128,155         (54,803)          100,863        100,608             255
Alps
    Alerian Energy Infrastructure Portfolio                        30,802         43,709         (12,907)           93,478         52,348          41,130
    Red Rocks Listed Private Equity Portfolio                      39,040         56,994         (17,954)          114,662         13,220         101,442
American Funds IS
    Asset Allocation Fund                                       1,193,457        494,311         699,146         1,369,839        272,772       1,097,067
    Blue Chip Income and Growth Fund                              648,275        206,657         441,618           750,692        325,155         425,537
    Ultra-Short Bond Fund                                         822,626        996,939        (174,313)        1,822,275      1,816,656           5,619
    Capital Income Builder Fund                                   456,680        240,709         215,971           504,634        138,884         365,750
    Global Growth Fund                                            251,308         71,722         179,586           219,164         80,027         139,137
    Global Growth and Income Fund                                 314,383         93,309         221,074           221,156         61,185         159,971
    Global Small Capitalization Fund                              127,263         47,390          79,873            89,162         19,944          69,218
    Growth Fund                                                   566,642        161,327         405,315           624,986        125,297         499,689
    Growth-Income Fund                                            702,703        214,197         488,506           648,245        134,121         514,124
    International Fund                                            288,674         84,473         204,201           214,669         35,572         179,097
    International Growth and Income Fund                          245,828         68,180         177,648           173,127         43,417         129,710
    New World Fund                                                649,383        148,668         500,715           697,534        178,429         519,105
    U.S. Government/AAA-Rated Securities Fund                     476,266        342,903         133,363           426,633        328,476          98,157
Oppenheimer VA Service  Class
    Total Return Bond Fund                                         15,462         22,204          (6,742)           33,446         76,179         (42,733)
    Discovery Mid Cap Growth Fund                                  35,653         20,091          15,562            29,261         19,864           9,397
    Global Multi-Alternatives Fund                                 29,983         29,958              25             1,932         18,124         (16,192)
    Global Fund                                                   143,401        125,862          17,539           248,624         36,468         212,156
    International Growth Fund                                     442,028         61,215         380,813           223,140         29,719         193,421
    Main Street Fund                                              195,379         58,019         137,360           158,457         28,292         130,165
    Main Street Small Cap Fund                                    116,484         79,369          37,115           130,300         58,811          71,489
T. Rowe Price
    Blue Chip Growth Portfolio                                    893,595        233,923         659,672           788,252        104,482         683,770
    Health Sciences Portfolio                                     416,267        127,498         288,769           438,609        109,495         329,114
John Hancock Variable Insurance Trust
    Financial Industries Portfolio                                 20,919          3,711          17,208                 -              -               -
    Fundamental All Cap Core Portfolio                              5,611              -           5,611                 -              -               -
    Select Bond Portfolio                                             480             95             385                 -              -               -
    Strategic Income Opportunities Portfolio                        9,090              -           9,090                 -              -               -

5.      Financial Highlights

        The Company sells a number of variable annuity insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance.  Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by the Company have the lowest and highest total return.  Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return.  The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.

                                                                    December 31                                          Year Ended December 31
                                                  -----------------------------------------------   -----------------------------------------------------------------
                                                                   Unit Fair Value                     Investment         Expense Ratio            Total Return
                                                                     Lowest to                           Income             Lowest to               Lowest to
                                                      Units           Highest       Net Assets           Ratio*             Highest**               Highest***
                                                  --------------   --------------- --------------   -----------------   ------------------    -----------------------
Net assets represented by
   Fidelity Variable Insurance Products
    Government Money Market Portfolio
          2018                                        1,066,545    $8.11 to 13.42    $11,296,135               0.96%     0.95% to 1.55%          -1.27% to 0.69%
          2017                                        1,222,766    8.06 to 13.39     $12,927,349               0.46%     0.95% to 1.55%          -2.35% to -0.28%
          2016                                          537,525    8.17 to 13.49      $5,702,461               0.10%     0.95% to 1.55%          -2.81% to -0.74%
          2015                                        2,818,110    8.38 to 13.65     $29,276,802               0.02%     0.95% to 1.55%          -2.98% to -0.92%
          2014                                        2,912,098    8.61 to 13.84     $30,551,430               0.01%     0.95% to 1.55%          -2.99% to -0.94%

    High Income Portfolio
          2018                                          273,526    9.72 to 24.69      $4,109,077              13.31%     0.95% to 1.55%          -5.74% to -4.54%
          2017                                          389,972    10.21 to 25.86     $6,022,440               2.99%     0.95% to 1.55%           4.59% to 5.91%
          2016                                          971,321    11.88 to 24.42    $18,861,790               8.45%     0.95% to 1.55%          11.69% to 13.09%
          2015                                          253,695    10.55 to 21.60     $3,856,122               8.01%     0.95% to 1.55%          -5.96% to -4.77%
          2014                                          263,730    11.12 to 22.73     $4,679,756               1.62%     0.95% to 1.55%          -1.83% to -0.05%
                                                                                                                                                 -3.52% to -3.52%    ****

    Equity-Income Portfolio
          2018                                          245,323    13.81 to 48.02     $6,570,148               2.14%     0.95% to 1.55%         -11.17% to -9.41%
          2017                                          300,652    14.93 to 53.10     $8,907,143               1.47%     0.95% to 1.55%          9.11% to 11.59%
          2016                                          376,454    13.68 to 47.70     $9,774,609               2.14%     0.95% to 1.55%          14.00% to 16.60%
          2015                                          406,444    12.00 to 40.99     $9,173,777               2.88%     0.95% to 1.55%          -7.25% to -5.14%
          2014                                          480,688    12.94 to 43.29    $11,495,235               2.57%     0.95% to 1.55%           5.06% to 7.45%

    Growth Portfolio
          2018                                          150,717    21.32 to 56.30     $6,756,009               0.22%     0.95% to 1.55%          -2.86% to -1.38%
          2017                                          172,145    21.80 to 57.20     $7,746,338               0.20%     0.95% to 1.55%          31.56% to 33.55%
          2016                                          186,071    15.86 to 42.93     $6,313,943               0.03%     0.95% to 1.55%          -1.88% to -0.40%
          2015                                          233,326    16.10 to 43.19     $7,879,022               0.22%     0.95% to 1.55%           4.58% to 5.89%
          2014                                          211,892    15.37 to 40.87     $7,232,346               0.15%     0.95% to 1.55%           8.76% to 9.96%

    Overseas Portfolio
          2018                                          341,634    10.68 to 23.82     $5,760,737               1.32%     0.95% to 1.55%         -17.50% to -15.86%
          2017                                          395,965    12.82 to 28.36     $8,054,715               1.22%     0.95% to 1.55%          25.91% to 28.76%
          2016                                          449,447    10.08 to 22.07     $7,167,103               1.20%     0.95% to 1.55%          -8.25% to -6.16%
          2015                                          586,199    10.97 to 23.58     $9,718,029               1.26%     0.95% to 1.55%           0.04% to 2.32%
          2014                                          525,658    10.95 to 23.08     $9,123,654               1.09%     0.95% to 1.55%         -11.19% to -9.16%
                                                                                                                                                 -7.13% to -7.13%    ****

    Mid Cap Portfolio
          2018                                          729,226    9.43 to 36.82     $12,880,026               0.46%     0.95% to 1.55%         -17.10% to -15.58%
          2017                                          748,760    11.21 to 43.62    $15,996,166               0.52%     0.95% to 1.55%          16.58% to 19.40%
          2016                                          701,998    15.14 to 36.53    $13,075,933               0.33%     0.95% to 1.55%          8.24% to 10.87%
          2015                                          715,309    13.71 to 32.95    $12,461,198               0.33%     0.95% to 1.55%          -4.87% to -2.56%
          2014                                          540,139    14.13 to 33.82    $10,815,973               0.08%     0.95% to 1.55%           2.54% to 5.03%
                                                                                                                                                  1.55% to 1.55%     ****

    Asset Manager Portfolio
          2018                                           44,236    14.96 to 30.37       $988,568               1.63%     0.95% to 1.55%          -7.77% to -6.51%
          2017                                           45,483    16.22 to 32.54     $1,108,425               1.73%     0.95% to 1.55%          11.16% to 12.67%
          2016                                           50,399    14.59 to 28.92     $1,103,446               1.30%     0.95% to 1.55%           0.50% to 1.87%
          2015                                           57,980    14.52 to 28.46     $1,274,831               1.45%     0.95% to 1.55%          -2.33% to -1.00%
          2014                                           66,136    14.87 to 28.82     $1,484,579               1.37%     0.95% to 1.55%           3.14% to 4.54%

    Investment Grade Bond Portfolio
          2018                                          185,377    11.05 to 24.21     $3,319,039               2.21%     0.95% to 1.55%          -3.64% to -1.73%
          2017                                          222,145    11.46 to 24.68     $4,019,611               2.18%     0.95% to 1.55%           1.03% to 3.01%
          2016                                          265,273    11.35 to 24.02     $4,645,035               2.13%     0.95% to 1.55%           1.49% to 3.49%
          2015                                          338,163    11.18 to 23.26     $5,663,083               2.31%     0.95% to 1.55%          -3.68% to -1.79%
          2014                                          404,485    11.61 to 23.73     $6,989,441               2.05%     0.95% to 1.55%           2.60% to 4.62%

    Index 500 Portfolio
          2018                                          484,759    17.69 to 60.29    $15,222,800               1.65%     0.95% to 1.55%          -7.47% to -5.64%
          2017                                          616,686    18.31 to 64.02    $20,080,603               1.63%     0.95% to 1.55%          17.42% to 20.26%
          2016                                          708,709    15.59 to 53.34    $18,936,510               1.30%     0.95% to 1.55%          7.91% to 10.53%
          2015                                          826,103    14.45 to 48.36    $20,067,396               1.81%     0.95% to 1.55%          -2.25% to 0.13%
          2014                                          944,828    14.78 to 48.40    $22,728,913               1.43%     0.95% to 1.55%          9.56% to 12.22%

    Contrafund Portfolio
          2018                                        1,152,445    10.17 to 66.72    $26,061,685               0.53%     0.95% to 1.55%          -8.91% to -7.53%
          2017                                        1,154,260    11.03 to 72.28    $29,362,042               0.86%     0.95% to 1.55%          18.65% to 20.44%
          2016                                        1,005,538    15.56 to 60.14    $23,032,917               0.64%     0.95% to 1.55%           5.12% to 6.71%
          2015                                        1,038,316    14.64 to 56.48    $23,356,511               0.89%     0.95% to 1.55%          -2.01% to -0.53%
          2014                                          902,945    14.78 to 56.90    $23,914,931               0.82%     0.95% to 1.55%          8.95% to 10.60%
                                                                                                                                                  4.14% to 4.14%     ****

    Asset Manager: Growth Portfolio
          2018                                           26,726    14.89 to 31.25       $692,215               1.46%     0.95% to 1.55%          -9.99% to -8.76%
          2017                                           25,904    16.54 to 34.32       $763,812               1.24%     0.95% to 1.55%          15.81% to 17.37%
          2016                                           26,923    14.28 to 29.32       $678,289               1.25%     0.95% to 1.55%          -0.15% to 1.21%
          2015                                           31,374    13.92 to 29.02       $789,778               1.17%     0.95% to 1.55%          -2.45% to -1.13%
          2014                                           33,415    14.67 to 29.41       $845,115               1.01%     0.95% to 1.55%           3.15% to 4.56%

    Balanced Portfolio
          2018                                          102,737    16.98 to 27.42     $2,415,987               1.38%     0.95% to 1.55%          -6.77% to -5.35%
          2017                                          112,357    19.50 to 29.03     $2,792,652               1.28%     0.95% to 1.55%          13.48% to 15.02%
          2016                                          150,941    17.18 to 25.29     $3,218,268               1.22%     0.95% to 1.55%           4.55% to 5.97%
          2015                                          155,396    16.11 to 23.91     $3,158,310               1.30%     0.95% to 1.55%          -1.92% to -0.59%
          2014                                          191,239    16.37 to 24.11     $3,912,525               1.30%     0.95% to 1.55%           7.52% to 8.98%

    Growth & Income Portfolio
          2018                                           49,486    16.68 to 31.19     $1,369,397               0.32%     0.95% to 1.55%         -11.67% to -10.06%
          2017                                           57,456    17.16 to 34.75     $1,777,858               1.17%     0.95% to 1.55%          12.78% to 15.51%
          2016                                           65,708    15.22 to 30.15     $1,752,760               1.55%     0.95% to 1.55%          11.99% to 14.71%
          2015                                           73,080    13.59 to 26.34     $1,726,286               1.71%     0.95% to 1.55%          -5.75% to -3.46%
          2014                                          109,256    14.42 to 27.33     $2,670,633               1.69%     0.95% to 1.55%           6.60% to 9.19%

    Growth Opportunities Portfolio
          2018                                           69,787    25.67 to 33.09     $2,202,365               0.12%     0.95% to 1.55%          9.76% to 11.14%
          2017                                           70,470    23.34 to 30.07     $2,010,137               0.26%     0.95% to 1.55%          31.53% to 32.91%
          2016                                           76,426    17.75 to 22.85     $1,642,818               0.23%     0.95% to 1.55%          -1.92% to -0.88%
          2015                                          106,408    18.09 to 23.29     $2,305,328               0.13%     0.95% to 1.55%           3.26% to 4.35%
          2014                                          120,214    16.92 to 22.54     $2,493,565               0.14%     0.95% to 1.55%          9.24% to 10.89%

    Value Strategies Portfolio
          2018                                          227,861    8.97 to 19.81      $3,481,341               0.72%     0.95% to 1.55%         -19.51% to -18.28%
          2017                                          253,806    11.01 to 24.24     $4,727,608               1.29%     0.95% to 1.55%          16.21% to 17.96%
          2016                                          228,649    15.28 to 20.55     $3,697,663               0.96%     0.95% to 1.55%           6.63% to 8.24%
          2015                                          195,397    14.17 to 18.99     $2,973,806               1.02%     0.95% to 1.55%          -5.53% to -4.11%
          2014                                          128,781    14.84 to 19.80     $2,136,806               0.73%     0.95% to 1.55%           3.94% to 5.51%
                                                                                                                                                  0.24% to 0.24%     ****

    Strategic Income Portfolio
          2018                                          839,972    9.89 to 11.23      $9,340,409               3.87%     1.15% to 1.35%          -4.13% to -3.94%
          2017                                          710,192    10.31 to 11.69     $8,233,259               3.39%     1.15% to 1.35%           6.11% to 6.32%
          2016                                          534,063    10.94 to 10.99     $5,845,982               3.73%     1.00% to 1.50%           6.57% to 6.78%
          2015                                          440,586    10.27 to 10.30     $4,524,047               3.07%     1.00% to 1.50%          -3.25% to -3.06%
          2014                                          315,943    10.61 to 10.62     $3,352,705               3.79%     1.00% to 1.50%           1.99% to 1.99%
                                                                                                                                                 -2.13% to -2.13%    ****

    Emerging Markets Portfolio
          2018                                          292,843    9.95 to 10.82      $3,145,115               0.57%     1.15% to 1.35%         -19.27% to -19.10%
          2017                                          274,546    12.32 to 13.38     $3,638,965               0.59%     1.15% to 1.35%          45.09% to 45.37%
          2016                                          147,226     9.16 to 9.20      $1,349,736               0.14%     1.00% to 1.50%           1.57% to 1.77%
          2015                                           98,885     9.02 to 9.04        $891,908               0.39%     1.00% to 1.50%         -11.51% to -11.33%
          2014                                           56,169    10.19 to 10.20       $572,334               0.18%     1.00% to 1.50%          -0.23% to -0.23%
                                                                                                                                                 -7.08% to -7.08%    ****

    Real Estate Portfolio
          2018                                          972,515    9.43 to 14.29     $13,743,142               2.65%     1.15% to 1.35%          -7.72% to -7.53%
          2017                                          975,021    10.20 to 15.46    $14,953,636               1.58%     1.15% to 1.35%           2.38% to 2.59%
          2016                                          968,831    14.99 to 15.07    $14,545,145               1.27%     1.00% to 1.50%           4.05% to 4.26%
          2015                                        1,011,644    14.41 to 14.45    $14,586,782               2.02%     1.00% to 1.50%           2.10% to 2.31%
          2014                                          695,830    14.11 to 14.12     $9,820,565               2.07%     1.00% to 1.50%          28.06% to 28.06%
                                                                                                                                                  7.82% to 7.82%     ****

    Funds Manager 50% Portfolio
          2018                                          263,215    10.00 to 12.64     $3,305,990               1.55%     1.15% to 1.35%          -6.65% to -6.46%
          2017                                          198,441    10.70 to 13.52     $2,669,845               1.03%     1.15% to 1.35%          12.72% to 12.94%
          2016                                          202,694    11.91 to 11.97     $2,420,472               1.20%     1.00% to 1.50%           2.68% to 2.89%
          2015                                          173,095    11.60 to 11.63     $2,010,923               1.35%     1.00% to 1.50%          -1.36% to -1.16%
          2014                                           78,871    11.76 to 11.77       $927,407               1.50%     1.00% to 1.50%           3.54% to 3.54%
                                                                                                                                                  0.59% to 0.59%     ****

    Funds Manager 70% Portfolio
          2018                                          160,732    9.98 to 13.83      $2,187,534               0.96%     1.15% to 1.35%          -8.92% to -8.74%
          2017                                          141,689    10.95 to 15.15     $2,124,719               0.82%     1.15% to 1.35%          17.35% to 17.58%
          2016                                          128,472    12.82 to 12.89     $1,652,282               1.07%     1.00% to 1.50%           3.45% to 3.66%
          2015                                          108,212    12.40 to 12.43     $1,343,802               1.49%     1.00% to 1.50%          -1.06% to -0.86%
          2014                                           11,874    12.53 to 12.54       $148,773               1.70%     1.00% to 1.50%           3.69% to 3.69%
                                                                                                                                                  0.32% to 0.32%     ****

    Funds Manager 85% Portfolio
          2018                                           64,190    10.01 to 14.84       $881,870               0.66%     1.15% to 1.35%         -10.31% to -10.13%
          2017                                           66,292    11.14 to 16.52     $1,036,023               0.73%     1.15% to 1.35%          21.26% to 21.50%
          2016                                           44,169    13.53 to 13.59       $599,483               0.87%     1.00% to 1.50%           4.06% to 4.27%
          2015                                           37,296    13.00 to 13.04       $485,702               1.86%     1.00% to 1.50%          -1.00% to -0.80%
          2014                                           15,956    13.13 to 13.14       $209,559               1.79%     1.00% to 1.50%           3.67% to 3.67%
                                                                                                                                                  0.31% to 0.31%     ****

    Government Money Market Portfolio Service Class 2
          2018                                          274,293     9.29 to 9.37      $2,550,426               1.29%     1.15% to 1.35%           0.03% to 0.23%
          2017                                          204,960     9.29 to 9.29      $1,903,208               0.41%     1.15% to 1.35%          -0.92% to -0.92%
          2016                                          237,859     9.37 to 9.37      $2,229,175               0.01%     1.00% to 1.50%          -1.33% to -1.33%
          2015                                          322,513     9.50 to 9.52      $3,063,196               0.01%     1.00% to 1.50%          -1.33% to -1.13%
          2014                                          535,820     9.63 to 9.63      $5,157,829               0.01%     1.00% to 1.50%          -1.33% to -1.33%
                                                                                                                                                 -0.48% to -0.48%    ****

   American Century Variable
    Portfolios, Inc.
    Balanced Fund
          2018                                           60,186    16.21 to 25.87     $1,243,684               1.46%     0.95% to 1.55%          -6.45% to -4.74%
          2017                                           66,901    17.33 to 27.29     $1,467,007               1.57%     0.95% to 1.55%          10.83% to 12.84%
          2016                                           96,579    14.86 to 24.29     $1,890,953               1.45%     0.95% to 1.55%           4.09% to 5.98%
          2015                                          133,440    14.63 to 23.03     $2,463,604               1.47%     0.95% to 1.55%          -5.22% to -3.49%
          2014                                          166,079    14.97 to 23.97     $3,221,109               1.34%     0.95% to 1.55%           6.87% to 8.82%

    Capital Appreciation Fund
          2018                                           43,725    27.77 to 41.02     $1,560,985               0.00%     0.95% to 1.55%          -7.50% to -6.10%
          2017                                           56,685    29.90 to 43.88     $2,121,643               0.00%     0.95% to 1.55%          18.85% to 20.64%
          2016                                           54,467    24.98 to 36.54     $1,724,354               0.00%     0.95% to 1.55%           0.73% to 2.25%
          2015                                           74,507    24.78 to 35.90     $2,298,489               0.00%     0.95% to 1.55%          -0.29% to 0.97%
          2014                                           81,775    24.71 to 35.72     $2,528,765               0.00%     0.95% to 1.55%           5.79% to 7.12%

    International Fund
          2018                                          172,262    8.69 to 19.40      $2,900,218               1.26%     0.95% to 1.90%         -18.35% to -16.10%
          2017                                          194,253    10.65 to 23.20     $3,936,889               0.78%     0.95% to 1.90%          26.26% to 29.70%
          2016                                          196,227    8.43 to 18.08      $3,120,591               0.93%     0.85% to 1.55%          -8.94% to -6.45%
          2015                                          249,534    9.26 to 19.46      $4,241,752               0.29%     0.85% to 1.55%          -3.10% to -0.44%
          2014                                          292,357    9.56 to 19.68      $5,115,572               1.66%     0.85% to 1.55%          -9.04% to -6.55%

    Value Fund
          2018                                        3,065,660    9.54 to 37.77     $49,039,862               1.62%     0.95% to 1.55%         -11.89% to -10.14%
          2017                                        2,797,772    10.65 to 42.16    $50,910,805               1.48%     0.95% to 1.55%           5.17% to 7.55%
          2016                                        2,383,218    15.67 to 39.32    $41,913,966               1.55%     0.95% to 1.55%          16.49% to 19.14%
          2015                                        1,990,436    13.45 to 33.10    $30,066,969               2.11%     0.95% to 1.55%          -7.05% to -4.93%
          2014                                        1,226,310    14.47 to 34.92    $21,477,646               1.40%     0.95% to 1.55%          9.34% to 11.83%
                                                                                                                                                  3.29% to 3.29%     ****

    Income & Growth Fund
          2018                                           73,390    12.96 to 24.04     $1,478,926               1.66%     0.95% to 1.90%         -10.58% to -8.08%
          2017                                           95,945    14.50 to 26.18     $2,120,192               1.82%     0.95% to 1.90%          15.94% to 19.16%
          2016                                           94,538    12.51 to 23.14     $1,762,167               2.66%     0.85% to 1.55%          9.14% to 12.13%
          2015                                           71,791    11.52 to 20.78     $1,219,374               1.64%     0.85% to 1.55%          -9.32% to -6.84%
          2014                                          180,685    12.65 to 22.46     $3,171,821               1.51%     0.85% to 1.55%          8.31% to 11.27%

    Inflation Protection Fund
          2018                                          512,725    8.98 to 13.15      $5,679,743               2.82%     0.95% to 1.55%          -5.61% to -3.74%
          2017                                          513,891    9.36 to 13.66      $6,144,459               2.54%     0.95% to 1.55%           0.57% to 2.69%
          2016                                          558,254    9.15 to 13.30      $6,660,454               1.83%     0.95% to 1.55%           1.25% to 3.40%
          2015                                          672,970    8.89 to 12.86      $7,876,119               1.93%     0.95% to 1.55%          -5.40% to -3.39%
          2014                                          671,024    9.24 to 13.31      $8,285,007               1.37%     0.95% to 1.55%           0.20% to 2.32%
                                                                                                                                                 -2.52% to -2.52%    ****

    Large Company Value Fund
          2018                                           28,298    12.36 to 17.71       $431,595               1.79%     0.95% to 1.90%         -11.36% to -9.06%
          2017                                           40,383    12.75 to 19.47       $678,885               1.37%     0.95% to 1.90%           6.94% to 9.91%
          2016                                           69,646    11.92 to 17.72     $1,068,958               1.82%     0.85% to 1.55%          11.07% to 13.94%
          2015                                           65,493    11.02 to 15.55       $885,252               1.20%     0.85% to 1.55%          -7.35% to -4.96%
          2014                                          108,647    11.89 to 16.36     $1,581,226               1.28%     0.85% to 1.55%          8.89% to 11.71%

    Mid Cap Value Fund
          2018                                        1,196,299    9.21 to 26.68     $20,178,339               1.36%     0.95% to 1.90%         -16.14% to -13.79%
          2017                                        1,028,234    10.72 to 30.95    $20,474,619               1.42%     0.95% to 1.90%          7.43% to 10.42%
          2016                                          907,794    17.78 to 28.03    $16,892,336               1.53%     0.85% to 1.55%          18.50% to 21.56%
          2015                                          614,195    14.69 to 23.06     $9,465,461               1.41%     0.85% to 1.55%          -4.97% to -2.51%
          2014                                          494,886    15.12 to 23.66     $8,232,560               0.98%     0.85% to 1.55%          12.41% to 15.14%
                                                                                                                                                  5.78% to 5.78%     ****

    Ultra Fund
          2018                                          219,402    11.48 to 23.98     $4,360,242               0.11%     0.95% to 1.90%          -2.74% to -0.36%
          2017                                          144,118    11.56 to 24.07     $2,892,088               0.22%     0.95% to 1.90%          27.48% to 30.76%
          2016                                           62,392    14.43 to 18.41       $987,916               0.17%     0.85% to 1.55%           0.97% to 3.37%
          2015                                           74,784    14.21 to 17.81     $1,165,001               0.48%     0.85% to 1.55%           2.61% to 5.05%
          2014                                          176,455    13.00 to 16.95     $2,511,586               0.09%     0.85% to 1.55%           5.84% to 8.79%
                                                                                                                                                  4.44% to 4.44%     ****

   MFS Variable Insurance Trust
    Research Series
          2018                                           21,621    20.36 to 28.50       $544,784               0.67%     0.95% to 1.40%          -6.95% to -5.53%
          2017                                           16,081    21.88 to 30.47       $439,389               1.27%     0.95% to 1.40%          20.10% to 21.91%
          2016                                           19,722    18.22 to 25.25       $440,413               0.78%     0.95% to 1.40%           6.66% to 7.46%
          2015                                           23,738    17.33 to 21.44       $496,555               0.65%     0.95% to 1.40%          -1.46% to -0.42%
          2014                                           28,163    17.58 to 21.53       $592,046               0.74%     0.95% to 1.40%           8.08% to 8.90%

    Growth Series
          2018                                           50,585    26.22 to 36.60     $1,590,189               0.06%     0.95% to 1.40%          -0.08% to 1.44%
          2017                                           54,737    25.85 to 36.45     $1,692,492               0.07%     0.95% to 1.40%          27.92% to 29.85%
          2016                                           52,572    20.13 to 28.35     $1,263,117               0.03%     0.95% to 1.40%          -0.04% to 1.21%
          2015                                           96,933    20.11 to 28.29     $2,264,942               0.10%     0.95% to 1.40%           5.12% to 6.29%
          2014                                           59,572    19.13 to 26.89     $1,345,663               0.06%     0.95% to 1.40%           6.48% to 7.66%

    Investors Trust Series
          2018                                           10,751    20.44 to 24.62       $247,965               0.82%     0.95% to 1.40%          -7.63% to -6.60%
          2017                                           12,151    22.13 to 26.36       $300,384               0.69%     0.95% to 1.40%          20.54% to 21.87%
          2016                                           12,410    18.36 to 21.63       $251,318               0.82%     0.95% to 1.40%           6.12% to 7.29%
          2015                                           14,781    17.30 to 20.16       $281,200               0.23%     0.95% to 1.40%          -2.07% to -0.99%
          2014                                          100,640    17.15 to 21.83     $1,924,122               0.26%     0.95% to 1.40%           8.46% to 9.66%

    New Discovery Series
          2018                                          161,830    11.06 to 48.07     $3,381,752               0.00%     0.95% to 1.40%          -4.11% to -2.65%
          2017                                          141,752    11.40 to 49.48     $3,178,688               0.00%     0.95% to 1.40%          23.28% to 25.14%
          2016                                          120,575    13.48 to 39.62     $2,351,074               0.00%     0.95% to 1.40%           6.59% to 7.77%
          2015                                          136,973    12.56 to 36.85     $2,635,534               0.00%     0.95% to 1.40%          -4.37% to -3.07%
          2014                                          122,995    13.01 to 38.09     $3,002,645               0.00%     0.95% to 1.40%          -9.60% to -8.37%
                                                                                                                                                  0.97% to 0.97%     ****

    Corporate Bond Portfolio
          2018                                          285,257    9.83 to 10.68      $3,009,012               3.62%     1.15% to 1.35%          -4.61% to -4.42%
          2017                                          337,728    10.29 to 11.17     $3,740,989               3.94%     1.15% to 1.35%           4.69% to 4.90%
          2016                                          240,658    10.60 to 10.65     $2,554,034               5.84%     1.00% to 1.50%           4.56% to 4.77%
          2015                                          133,488    10.14 to 10.17     $1,354,045               4.25%     1.00% to 1.50%          -1.92% to -1.72%
          2014                                           88,466    10.34 to 10.34       $914,440               2.80%     1.00% to 1.50%           4.18% to 4.18%
                                                                                                                                                  0.52% to 0.52%     ****

    Emerging Markets Equity Portfolio
          2018                                          279,063     9.54 to 9.99      $2,677,402               0.12%     1.15% to 1.35%         -15.29% to -15.12%
          2017                                          140,088    11.26 to 11.77     $1,581,252               0.92%     1.15% to 1.35%          35.82% to 36.10%
          2016                                           46,908     8.29 to 8.33        $389,170               0.49%     1.00% to 1.50%           7.58% to 7.80%
          2015                                           45,005     7.71 to 7.73        $347,059               0.87%     1.00% to 1.50%         -14.25% to -14.08%
          2014                                           23,690     8.99 to 8.99        $212,897               0.67%     1.00% to 1.50%          -8.23% to -8.23%
                                                                                                                                                -12.98% to -12.98%   ****

    Technology Portfolio
          2018                                          143,958    11.67 to 22.75     $3,062,555               0.00%     1.15% to 1.35%           0.15% to 0.35%
          2017                                          108,390    11.64 to 22.67     $2,353,173               0.00%     1.15% to 1.35%          36.80% to 37.07%
          2016                                          108,325    16.46 to 16.54     $1,785,849               0.00%     1.00% to 1.50%           6.93% to 7.15%
          2015                                          112,897    15.39 to 15.44     $1,739,450               0.00%     1.00% to 1.50%           9.05% to 9.27%
          2014                                           10,187    14.12 to 14.13       $143,829               0.77%     1.00% to 1.50%           8.92% to 8.92%
                                                                                                                                                  3.85% to 3.85%     ****

    Global Tactical Allocation Portfolio
          2018                                           86,446    9.87 to 11.94      $1,019,727               0.50%     1.15% to 1.35%          -6.09% to -5.90%
          2017                                          122,063    10.50 to 12.69     $1,535,748               2.73%     1.15% to 1.35%           9.11% to 9.32%
          2016                                           84,702    11.55 to 11.61       $979,859               0.00%     1.00% to 1.50%           4.56% to 4.77%
          2015                                           81,190    11.05 to 11.08       $897,253               6.24%     1.00% to 1.50%          -3.80% to -3.61%
          2014                                           55,610    11.48 to 11.49       $638,493               2.49%     1.00% to 1.50%           2.85% to 2.85%
                                                                                                                                                 -1.02% to -1.02%    ****

    International Value Portfolio
          2018                                          711,952    10.12 to 16.32    $11,345,060               0.97%     1.15% to 1.35%         -10.94% to -10.76%
          2017                                          630,846    11.36 to 18.29    $11,319,744               1.38%     1.15% to 1.35%          25.12% to 25.37%
          2016                                          443,000    14.52 to 14.59     $6,438,766               1.23%     1.00% to 1.50%           2.45% to 2.65%
          2015                                          351,748    14.17 to 14.21     $4,987,534               2.13%     1.00% to 1.50%           4.89% to 5.10%
          2014                                          143,195    13.51 to 13.52     $1,934,426               2.14%     1.00% to 1.50%          -0.22% to -0.22%
                                                                                                                                                 -3.73% to -3.73%    ****

    Utilities Series Portfolio
          2018                                          545,782    10.57 to 14.84     $8,005,693               0.84%     1.15% to 1.35%          -0.55% to -0.35%
          2017                                          514,610    10.62 to 14.89     $7,582,594               4.42%     1.15% to 1.35%          12.96% to 13.19%
          2016                                          464,431    13.09 to 13.15     $6,088,629               3.74%     1.00% to 1.50%           9.74% to 9.96%
          2015                                          442,207    11.93 to 11.96     $5,279,667               4.19%     1.00% to 1.50%         -15.90% to -15.73%
          2014                                          293,415    14.18 to 14.19     $4,161,781               3.35%     1.00% to 1.50%           1.16% to 1.24%

    Blended Research Core Equity Portfolio
          2018                                          188,802    10.18 to 11.15     $2,091,274               1.28%     1.15% to 1.35%          -9.23% to -9.05%
          2017                                          157,770    12.20 to 12.26     $1,926,691               1.69%     1.15% to 1.35%          18.86% to 19.10%
          2016                                           47,719    10.27 to 10.30       $490,595               1.34%     1.00% to 1.50%           6.72% to 6.94%
          2015                                           28,008     9.62 to 9.63        $269,572               0.00%     1.00% to 1.50%          -3.81% to -3.73%

   Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio
          2018                                           62,205    17.24 to 26.77     $1,418,592               1.33%     0.95% to 1.40%          -9.93% to -9.02%
          2017                                           74,874    19.03 to 29.56     $1,916,553               1.31%     0.95% to 1.40%          11.20% to 12.31%
          2016                                           83,368    17.01 to 26.44     $1,881,106               1.41%     0.95% to 1.40%          14.85% to 16.01%
          2015                                           94,622    13.34 to 22.90     $1,863,186               1.07%     0.95% to 1.40%          -4.79% to -3.78%
          2014                                          122,071    14.01 to 23.91     $2,522,274               0.69%     0.95% to 1.40%           5.52% to 6.63%

    Mid-Cap Stock Portfolio
          2018                                           84,952    14.06 to 34.54     $2,017,140               0.65%     0.95% to 1.40%         -17.19% to -15.85%
          2017                                          103,864    14.63 to 41.23     $2,965,787               0.55%     0.95% to 1.40%           3.63% to 5.82%
          2016                                          132,965    14.12 to 39.14     $3,521,556               0.48%     0.95% to 1.40%          12.90% to 15.29%
          2015                                          148,920    12.51 to 34.11     $3,482,477               0.52%     0.95% to 1.40%          -6.68% to -4.70%
          2014                                          186,994    13.40 to 35.95     $4,708,337               0.41%     0.95% to 1.40%          8.18% to 10.47%

    International Opportunities Portfolio
          2018                                          250,017    12.82 to 26.60     $5,854,396               0.88%     0.95% to 1.40%         -25.86% to -24.39%
          2017                                          288,234    17.29 to 35.25     $8,941,762               1.10%     0.95% to 1.40%          34.64% to 37.90%
          2016                                          347,117    12.57 to 25.82     $7,840,838               0.87%     0.95% to 1.40%          -7.43% to -5.18%
          2015                                          432,660    13.54 to 27.50    $10,285,481               0.82%     0.95% to 1.40%          7.44% to 10.05%
          2014                                          474,862    12.56 to 25.24    $10,354,674               1.25%     0.95% to 1.40%          -8.86% to -6.65%

    Bond-Debenture Portfolio
          2018                                        1,462,361    9.89 to 12.38     $17,841,186               4.53%     1.15% to 1.35%          -5.31% to -5.12%
          2017                                        1,395,341    10.44 to 13.05    $18,051,413               4.91%     1.15% to 1.35%           7.75% to 7.97%
          2016                                          989,650    12.03 to 12.09    $11,923,220               5.10%     1.00% to 1.50%          10.63% to 10.85%
          2015                                          790,315    10.87 to 10.91     $8,601,279               5.78%     1.00% to 1.50%          -2.85% to -2.66%
          2014                                          334,245    11.19 to 11.20     $3,741,516               6.63%     1.00% to 1.50%           2.95% to 2.95%
                                                                                                                                                 -0.83% to -0.83%    ****

    Fundamental Equity Portfolio
          2018                                           97,268    9.94 to 15.77      $1,512,416               1.65%     1.15% to 1.35%          -9.39% to -9.21%
          2017                                           87,303    17.25 to 17.37     $1,510,765               1.04%     1.15% to 1.35%          11.07% to 11.29%
          2016                                           91,478    15.53 to 15.61     $1,423,577               1.18%     1.00% to 1.50%          14.19% to 14.42%
          2015                                           90,842    13.60 to 13.64     $1,236,984               1.58%     1.00% to 1.50%          -4.74% to -4.55%
          2014                                           43,075    14.28 to 14.29       $614,985               0.59%     1.00% to 1.50%           5.70% to 5.70%
                                                                                                                                                  3.14% to 3.14%     ****

    Developing Growth Portfolio
          2018                                          146,497    12.12 to 17.53     $2,539,423               0.00%     1.15% to 1.35%           3.47% to 3.68%
          2017                                           99,135    11.71 to 16.91     $1,662,341               0.00%     1.15% to 1.35%          28.19% to 28.44%
          2016                                           98,595    13.10 to 13.16     $1,293,233               0.00%     1.00% to 1.50%          -3.91% to -3.72%
          2015                                          135,593    13.63 to 13.67     $1,849,193               0.00%     1.00% to 1.50%          -9.44% to -9.26%
          2014                                           56,635    15.05 to 15.07       $852,596               0.00%     1.00% to 1.50%           2.32% to 2.32%
                                                                                                                                                  5.06% to 5.06%     ****

    Short Duration Income Portfolio
          2018                                        1,661,011    10.01 to 10.22    $16,864,578               3.99%     1.15% to 1.35%          -0.21% to -0.01%
          2017                                        1,106,388    10.02 to 10.22    $11,247,886               4.29%     1.15% to 1.35%           0.82% to 1.02%
          2016                                          668,380    10.08 to 10.11     $6,743,618               4.00%     1.00% to 1.50%           2.08% to 2.29%
          2015                                          173,325     9.88 to 9.89      $1,710,251               4.73%     1.00% to 1.50%          -1.21% to -1.13%

   Alger Fund
    LargeCap Growth Portfolio
          2018                                          271,640    14.68 to 27.47     $5,649,133               0.00%     0.95% to 1.40%          -0.73% to 1.24%
          2017                                          327,042    14.57 to 27.41     $6,786,993               0.00%     0.95% to 1.40%          24.43% to 27.25%
          2016                                          393,955    11.50 to 21.76     $6,527,385               0.00%     0.95% to 1.40%          -3.95% to -1.77%
          2015                                          469,789    11.76 to 22.37     $7,837,100               0.00%     0.95% to 1.40%          -1.49% to 0.76%
          2014                                          526,759    11.73 to 22.43     $8,910,234               0.14%     0.95% to 1.40%           7.49% to 9.94%

    MidCap Growth Portfolio
          2018                                          164,109    14.29 to 26.02     $3,315,112               0.00%     0.95% to 1.40%         -10.11% to -8.33%
          2017                                          202,877    15.89 to 28.67     $4,517,235               0.00%     0.95% to 1.40%          25.72% to 28.57%
          2016                                          251,756    12.39 to 22.52     $4,393,261               0.00%     0.95% to 1.40%          -2.21% to 0.02%
          2015                                          287,634    12.65 to 22.74     $5,042,004               0.00%     0.95% to 1.40%          -4.67% to -2.49%
          2014                                          387,170    13.25 to 23.56     $6,892,899               0.00%     0.95% to 1.40%           4.61% to 6.99%

    Capital Appreciation Portfolio
          2018                                          112,131    20.58 to 43.03     $3,107,490               0.09%     0.95% to 1.40%          -2.62% to -1.14%
          2017                                          123,843    20.91 to 43.97     $3,521,120               0.16%     0.95% to 1.40%          27.92% to 29.85%
          2016                                          143,197    16.18 to 34.20     $3,086,508               0.16%     0.95% to 1.40%          -1.93% to -0.45%
          2015                                          191,276    16.33 to 34.70     $4,058,885               0.09%     0.95% to 1.40%           3.62% to 5.19%
          2014                                          190,134    15.59 to 33.32     $3,724,336               0.07%     0.95% to 1.40%          11.00% to 12.68%

    SmallCap Growth Portfolio
          2018                                           32,143    16.78 to 33.86       $640,494               0.00%     1.30% to 1.90%          -0.98% to 0.47%
          2017                                           37,725    16.78 to 33.70       $746,906               0.00%     1.30% to 1.90%          25.69% to 27.52%
          2016                                           44,028    13.22 to 28.96       $680,183               0.00%     0.85% to 1.45%           3.72% to 5.23%
          2015                                           54,382    12.62 to 25.11       $801,221               0.00%     0.85% to 1.45%          -5.61% to -4.23%
          2014                                           63,954    13.24 to 29.47     $1,014,922               0.00%     0.85% to 1.45%          -1.55% to -0.51%

    Capital Appreciation Portfolio Class S
          2018                                        1,767,628    11.12 to 20.30    $35,116,472               0.00%     1.15% to 1.35%          -1.71% to -1.51%
          2017                                        1,805,119    11.31 to 20.62    $36,708,181               0.00%     1.15% to 1.35%          28.99% to 29.25%
          2016                                        1,757,056    15.87 to 15.95    $27,932,263               0.00%     1.00% to 1.50%          -1.12% to -0.93%
          2015                                        1,602,209    16.05 to 16.10    $25,742,438               0.00%     1.00% to 1.50%           4.49% to 4.70%
          2014                                          891,177    15.36 to 15.38    $13,692,750               0.00%     1.00% to 1.50%          11.92% to 11.92%
                                                                                                                                                  4.54% to 4.54%     ****

   Calvert Variable Series, Inc.
    Mid Cap Growth Portfolio
          2018                                          122,026    14.71 to 24.73     $1,951,529               0.67%     0.95% to 1.40%          -6.52% to -5.34%
          2017                                          106,881    15.60 to 26.38     $1,862,527               0.69%     0.95% to 1.40%          9.23% to 10.60%
          2016                                          108,711    14.16 to 24.09     $1,778,568               0.00%     0.95% to 1.40%           4.90% to 6.22%
          2015                                          177,267    13.38 to 22.91     $2,679,949               0.00%     0.95% to 1.40%          -5.62% to -4.19%
          2014                                           65,420    14.03 to 24.15     $1,206,847               0.00%     0.95% to 1.40%           5.47% to 7.07%
                                                                                                                                                  4.60% to 4.60%     ****

    Equity Portfolio
          2014                                                -          -                    $0               0.21%     0.95% to 1.40%                n/a

    S&P 500 Index Portfolio
          2018                                           64,136    17.82 to 26.58     $1,335,229               2.03%     0.95% to 1.40%          -6.68% to -5.64%
          2017                                           76,599    18.96 to 28.17     $1,663,499               1.47%     0.95% to 1.40%          19.01% to 20.32%
          2016                                           81,964    15.82 to 23.41     $1,515,372               1.30%     0.95% to 1.40%          9.31% to 10.52%
          2015                                           71,076    14.37 to 21.19     $1,251,751               0.19%     0.95% to 1.40%          -1.07% to 0.02%
          2014                                           63,560    14.43 to 21.18     $1,213,635               3.12%     0.95% to 1.40%           7.98% to 9.17%
                                                                                                                                                  4.76% to 4.76%     ****
    SRI Balanced Portfolio
          2018                                           26,401     9.69 to 9.70        $256,115               3.16%     0.95% to 1.40%          -3.09% to -2.96%

   Invesco Variable Insurance Funds
    Technology Fund
          2018                                           39,479    18.84 to 28.96       $887,568               0.00%     0.95% to 1.40%          -2.88% to -1.40%
          2017                                           33,087    19.65 to 29.67       $753,802               0.00%     0.95% to 1.40%          31.87% to 33.86%
          2016                                           20,092    14.84 to 22.38       $339,618               0.00%     0.95% to 1.40%          -3.16% to -1.69%
          2015                                           33,171    15.26 to 23.00       $578,765               0.00%     0.95% to 1.40%           4.23% to 5.81%
          2014                                           31,654    14.59 to 21.95       $516,489               0.00%     0.95% to 1.40%          8.36% to 10.00%

    Managed Volatility Fund
          2018                                           34,530    18.43 to 27.38       $856,720               1.74%     0.95% to 1.40%         -13.43% to -11.85%
          2017                                           37,821    21.13 to 31.37     $1,071,793               1.16%     0.95% to 1.40%           7.57% to 9.52%
          2016                                           53,249    19.50 to 28.93     $1,379,034               1.70%     0.95% to 1.40%           7.61% to 9.57%
          2015                                           58,770    17.98 to 26.67     $1,394,675               1.33%     0.95% to 1.40%          -4.81% to -3.08%
          2014                                           77,464    18.55 to 27.79     $1,913,469               3.20%     0.95% to 1.40%          17.30% to 19.43%

    Diversified Dividend Fund
          2018                                           66,707    8.45 to 11.46        $716,583               2.86%     0.95% to 1.40%         -10.10% to -8.45%
          2017                                           73,764    9.40 to 12.52        $860,319               1.59%     0.95% to 1.40%           5.64% to 7.55%
          2016                                           93,420    8.52 to 11.64      $1,020,691               1.46%     0.95% to 1.40%          11.70% to 13.73%
          2015                                           64,418    7.88 to 10.24        $621,922               2.28%     0.95% to 1.40%          -0.70% to 1.10%
          2014                                          166,947    7.88 to 10.13      $1,586,036               6.05%     0.95% to 1.40%          9.77% to 11.76%

    Health Care Fund
          2018                                           60,632    20.96 to 25.80     $1,474,378               0.00%     0.95% to 1.40%          -1.55% to -0.05%
          2017                                           59,493    21.29 to 26.07     $1,462,576               0.36%     0.95% to 1.40%          13.03% to 14.73%
          2016                                           69,202    18.26 to 22.95     $1,465,196               0.00%     0.95% to 1.40%         -13.47% to -12.30%
          2015                                          108,570    21.10 to 26.44     $2,627,428               0.00%     0.95% to 1.40%           0.67% to 2.19%
          2014                                           87,743    21.34 to 26.13     $2,092,394               0.00%     0.95% to 1.40%          16.77% to 18.54%

    Global Real Estate Fund
          2018                                           15,834    9.71 to 12.52        $168,990               3.32%     1.30% to 1.90%          -9.62% to -7.78%
          2017                                           19,967    10.75 to 13.57       $236,006               3.02%     1.30% to 1.90%          8.81% to 11.00%
          2016                                           21,304    9.88 to 12.23        $228,979               3.01%     0.85% to 1.45%          -1.73% to 0.25%
          2015                                           36,705    10.05 to 12.38       $406,575               2.12%     0.85% to 1.45%          -5.17% to -3.11%
          2014                                           51,032    10.60 to 12.77       $585,994               1.24%     0.85% to 1.45%          10.36% to 12.75%

    International Growth Fund
          2018                                           13,975    9.60 to 12.13        $153,261               1.32%     1.30% to 1.90%         -18.06% to -16.52%
          2017                                           34,589    11.71 to 14.53       $450,107               1.57%     1.30% to 1.90%          18.64% to 20.84%
          2016                                           32,886    9.87 to 12.03        $357,909               1.32%     0.85% to 1.45%          -4.02% to -2.22%
          2015                                           33,234    10.28 to 12.30       $378,692               1.33%     0.85% to 1.45%          -5.87% to -4.11%
          2014                                           37,036    10.93 to 12.83       $439,577               1.94%     0.85% to 1.45%          -3.26% to -1.45%

    Mid Cap Core Equity Fund
          2018                                           16,124    12.03 to 15.02       $220,938               0.12%     1.30% to 1.90%         -14.53% to -13.01%
          2017                                           23,986    13.51 to 17.27       $383,293               0.31%     1.30% to 1.90%          10.50% to 12.84%
          2016                                           30,586    12.23 to 15.06       $427,305               0.00%     0.85% to 1.45%          9.71% to 11.20%
          2015                                           15,520    11.88 to 13.74       $199,799               0.11%     0.85% to 1.45%          -7.20% to -5.85%
          2014                                           12,121    12.81 to 14.52       $166,797               0.00%     0.85% to 1.45%           0.99% to 2.47%

   J.P. Morgan Series Trust II
    Core Bond Portfolio
          2018                                          271,366    8.67 to 12.87      $3,189,953               2.23%     0.95% to 1.40%          -2.83% to -0.90%
          2017                                          244,804    8.76 to 12.99      $2,956,412               2.50%     0.95% to 1.40%           0.47% to 2.60%
          2016                                          285,934    8.72 to 12.66      $3,395,498               3.66%     0.95% to 1.40%          -0.95% to 1.15%
          2015                                          325,502    8.81 to 12.52      $3,809,883               3.65%     0.95% to 1.40%          -1.92% to 0.16%
          2014                                          357,455    8.98 to 12.50      $4,184,593               3.94%     0.95% to 1.40%           1.77% to 3.93%

    Small Cap Core Portfolio
          2018                                           71,677    16.21 to 30.71     $1,781,995               0.41%     0.95% to 1.40%         -14.46% to -12.77%
          2017                                           80,679    18.95 to 35.56     $2,328,221               0.31%     0.95% to 1.40%          11.94% to 14.14%
          2016                                          103,406    16.93 to 31.46     $2,639,261               0.43%     0.95% to 1.40%          16.78% to 19.08%
          2015                                          144,407    14.50 to 26.69     $3,086,926               0.10%     0.95% to 1.40%          -7.99% to -6.18%
          2014                                          201,524    15.65 to 28.73     $4,600,600               0.10%     0.95% to 1.40%           6.14% to 8.56%

   Rydex Variable Trust
    Nova Fund
          2018                                           29,327    19.77 to 29.96       $701,253               0.17%     0.95% to 1.40%         -12.51% to -11.17%
          2017                                           27,237    22.60 to 34.07       $742,031               0.05%     0.95% to 1.40%          28.60% to 30.54%
          2016                                           32,874    17.57 to 26.36       $692,932               0.00%     0.95% to 1.40%          12.92% to 14.63%
          2015                                           21,989    15.56 to 23.23       $398,785               0.00%     0.95% to 1.40%          -3.12% to -1.66%
          2014                                           30,233    16.06 to 23.86       $561,653               0.10%     0.95% to 1.40%          15.72% to 17.47%

    NASDAQ-100 Fund
          2018                                           29,953    26.72 to 40.97     $1,057,358               0.00%     0.95% to 1.40%          -4.20% to -2.74%
          2017                                           27,872    27.89 to 42.55     $1,031,427               0.00%     0.95% to 1.40%          27.96% to 29.88%
          2016                                           22,039    23.92 to 33.09       $627,513               0.00%     0.95% to 1.40%           3.68% to 4.98%
          2015                                           44,391    21.08 to 31.84     $1,208,870               0.00%     0.95% to 1.40%           5.62% to 7.22%
          2014                                           54,125    19.96 to 29.99     $1,356,794               0.00%     0.95% to 1.40%          14.60% to 16.34%

    U.S. Government Money Market Fund
          2018                                           47,621     7.55 to 9.61        $445,354               0.38%     0.95% to 1.45%          -1.81% to -0.37%
          2017                                           60,153     7.69 to 9.65        $572,532               0.00%     0.95% to 1.45%          -2.36% to -0.94%
          2016                                           23,570     7.87 to 9.74        $220,542               0.00%     0.95% to 1.45%          -2.37% to -0.95%
          2015                                           56,744     7.69 to 9.83        $542,391               0.00%     0.95% to 1.45%          -2.71% to -0.95%
          2014                                           68,055     7.90 to 9.93        $647,251               0.00%     0.95% to 1.45%          -1.98% to -0.95%

    Inverse S&P 500 Strategy Fund
          2018                                           34,070     1.35 to 2.14         $57,051               0.00%     0.95% to 1.40%           1.74% to 2.98%
          2017                                           40,345     1.33 to 2.09         $65,662               0.00%     0.95% to 1.40%         -19.10% to -18.13%
          2016                                           73,955     1.64 to 2.44        $148,204               0.00%     0.95% to 1.40%         -13.88% to -12.84%
          2015                                           86,072     1.90 to 2.95        $199,322               0.00%     0.95% to 1.40%          -6.47% to -5.34%
          2014                                           85,097     2.02 to 3.13        $204,943               0.00%     0.95% to 1.40%         -16.27% to -15.26%

    Inverse NASDAQ-100 Strategy Fund
          2018                                           69,153     0.62 to 0.80         $49,606               0.00%     0.95% to 1.40%          -3.98% to -3.01%
          2017                                           87,116     0.65 to 1.27         $66,748               0.00%     0.95% to 1.40%         -26.11% to -25.37%
          2016                                          119,942     0.87 to 1.11        $121,182               0.00%     0.95% to 1.40%         -11.23% to -10.34%
          2015                                          251,753     0.98 to 1.91        $299,429               0.00%     0.95% to 1.40%         -14.55% to -13.70%
          2014                                          284,321     1.15 to 2.22        $390,457               0.00%     0.95% to 1.40%         -20.20% to -19.40%

    Inverse Government Long Bond Strategy Fund
          2018                                           14,239     2.47 to 2.97         $36,479               0.00%     0.95% to 1.40%           1.86% to 2.89%
          2017                                            4,174     2.43 to 2.78         $10,769               0.00%     0.95% to 1.40%         -10.64% to -9.75%
          2016                                            9,898     2.71 to 3.23         $28,913               0.00%     0.95% to 1.40%          -4.82% to -3.86%
          2015                                           16,398     2.85 to 3.21         $51,164               0.00%     0.95% to 1.40%          -3.12% to -2.15%
          2014                                           11,003     2.94 to 3.28         $35,271               0.00%     0.95% to 1.40%         -26.36% to -25.62%

    Government Long Bond 1.2x Strategy
          2018                                            9,266    13.96 to 17.22       $155,464               1.46%     0.95% to 1.40%          -7.65% to -6.25%
          2017                                           14,583    15.12 to 18.37       $260,461               1.12%     0.95% to 1.40%           6.98% to 8.59%
          2016                                           20,845    14.13 to 16.92       $336,452               5.09%     0.95% to 1.40%          -2.74% to -1.27%
          2015                                           15,760    14.53 to 17.13       $261,028               2.40%     0.95% to 1.40%          -7.39% to -5.99%
          2014                                           17,755    15.69 to 18.22       $306,838               1.47%     0.95% to 1.40%          31.42% to 33.41%

    NASDAQ-100 2x Strategy Fund
          2015                                              195    34.33 to 34.33         $6,692               0.00%     0.85% to 1.45%          12.75% to 12.75%
          2014                                              195    30.45 to 30.45         $5,940               0.00%     0.85% to 1.45%                n/a

    Inverse Dow 2x Strategy Fund
          2015                                              424     0.95 to 0.95            $403               0.00%     0.85% to 1.45%          -9.54% to -9.54%
          2014                                              425     1.05 to 1.05            $446               0.00%     0.85% to 1.45%                n/a

   Rydex Variable Insurance Fund
    Biotechnology Fund
          2018                                          299,204    9.90 to 18.56      $5,377,373               0.00%     1.15% to 1.35%         -10.67% to -10.49%
          2017                                          309,349    11.07 to 20.74     $6,335,674               0.00%     1.15% to 1.35%          27.71% to 27.96%
          2016                                          314,517    16.13 to 16.21     $5,082,563               0.00%     1.00% to 1.50%         -20.74% to -20.58%
          2015                                          445,946    20.35 to 20.41     $9,081,414               0.00%     1.00% to 1.50%           7.02% to 7.23%
          2014                                          173,310    19.01 to 19.03     $3,295,338               0.00%     1.00% to 1.50%          30.92% to 30.92%
                                                                                                                                                 15.51% to 15.51%    ****

    S&P 500 Pure Growth Fund
          2018                                          197,441    10.50 to 18.26     $3,449,466               0.00%     1.15% to 1.35%          -6.91% to -6.72%
          2017                                          178,493    11.27 to 19.58     $3,356,794               0.00%     1.15% to 1.35%          22.73% to 22.98%
          2016                                          125,350    15.84 to 15.92     $1,990,152               0.00%     1.00% to 1.50%           1.20% to 1.40%
          2015                                          221,134    15.65 to 15.70     $3,463,621               0.00%     1.00% to 1.50%          -0.28% to -0.08%
          2014                                          128,892    15.70 to 15.71     $2,023,165               0.00%     1.00% to 1.50%          10.91% to 10.91%
                                                                                                                                                  1.19% to 1.19%     ****

    S&P MidCap 400 Pure Growth Fund
          2018                                          109,541    9.21 to 13.05      $1,402,480               0.00%     1.15% to 1.35%         -15.98% to -15.81%
          2017                                           85,002    10.95 to 15.50     $1,289,701               0.00%     1.15% to 1.35%          17.17% to 17.41%
          2016                                           65,558    13.14 to 13.20       $863,140               0.00%     1.00% to 1.50%           1.32% to 1.52%
          2015                                          117,626    12.97 to 13.00     $1,526,220               0.00%     1.00% to 1.50%          -0.04% to 0.16%
          2014                                           36,676    12.97 to 12.98       $475,850               0.00%     1.00% to 1.50%          -2.87% to -2.87%
                                                                                                                                                 -1.32% to -1.32%    ****

   Guggenheim Variable Insurance Fund
    Long Short Equity Fund
          2018                                           51,940    11.14 to 15.48       $617,103               0.00%     0.95% to 1.40%         -14.89% to -13.94%
          2017                                           58,807    12.97 to 18.03       $812,450               0.33%     0.95% to 1.40%          12.59% to 13.77%
          2016                                           55,939    11.44 to 15.85       $690,817               0.00%     0.95% to 1.50%          -1.34% to -0.30%
          2015                                           65,326    11.52 to 15.89       $807,249               0.00%     0.95% to 1.50%          -0.74% to 0.30%
          2014                                           24,817    11.54 to 15.85       $324,361               0.00%     0.95% to 1.50%           0.76% to 1.82%
                                                                                                                                                  4.58% to 4.58%     ****

    Multi-Hedge Strategies Fund
          2018                                          230,108     9.57 to 9.88      $2,257,538               0.00%     1.15% to 1.35%          -6.35% to -6.17%
          2017                                          285,836    10.45 to 10.52     $2,992,781               0.00%     1.15% to 1.35%           2.29% to 2.49%
          2016                                          340,483    10.22 to 10.27     $3,484,188               0.11%     0.85% to 1.45%          -1.82% to -1.62%
          2015                                          303,213    10.41 to 10.44     $3,158,140               0.88%     0.85% to 1.45%           0.48% to 0.68%
          2014                                          116,842    10.36 to 10.37     $1,210,281               0.00%     0.85% to 1.45%           3.26% to 3.26%
                                                                                                                                                  2.53% to 2.53%     ****

    Global Managed Futures Strategies Fund
          2018                                           48,572     8.00 to 9.42        $392,483               0.00%     1.15% to 1.35%         -10.25% to -10.07%
          2017                                           46,227    8.91 to 10.48        $416,230               1.42%     1.15% to 1.35%           7.26% to 7.47%
          2016                                           56,508     8.31 to 8.35        $470,218               3.01%     0.85% to 1.45%         -15.91% to -15.74%
          2015                                           69,270     9.88 to 9.91        $684,912               2.05%     0.85% to 1.45%          -2.87% to -2.67%
          2014                                           22,032    10.17 to 10.18       $224,160               0.00%     0.85% to 1.45%          10.58% to 10.58%
                                                                                                                                                 10.18% to 10.18%    ****

    Small Cap Value Fund
          2018                                          173,902    8.83 to 13.74      $2,355,101               0.39%     1.15% to 1.35%         -13.84% to -13.67%
          2017                                          162,176    10.24 to 15.91     $2,558,208               0.40%     1.15% to 1.35%           2.31% to 2.52%
          2016                                          203,114    15.45 to 15.52     $3,139,446               0.10%     0.85% to 1.45%          24.91% to 25.16%
          2015                                          162,442    12.37 to 12.40     $2,009,520               0.00%     0.85% to 1.45%          -7.87% to -7.69%
          2014                                          139,234    13.42 to 13.43     $1,868,987               0.01%     0.85% to 1.45%          -2.70% to -2.70%
                                                                                                                                                 -1.20% to -1.20%    ****

   ProFunds VP
    Access VP High Yield Fund
          2018                                           17,028    13.29 to 17.57       $258,731               3.85%     1.30% to 1.90%          -4.15% to -2.00%
          2017                                           14,091    14.19 to 17.93       $229,753               4.89%     1.30% to 1.90%           1.30% to 3.34%
          2016                                           25,847    14.01 to 17.35       $409,262               3.49%     0.85% to 1.45%           5.36% to 7.49%
          2015                                           21,653    13.30 to 16.14       $322,199               3.09%     0.85% to 1.45%          -3.19% to -1.24%
          2014                                           52,715    13.74 to 16.48       $799,500               5.44%     0.85% to 1.45%          -1.08% to 1.02%

    Asia 30
          2018                                            5,843    9.21 to 11.43         $60,652               0.40%     1.30% to 1.90%         -21.22% to -19.86%
          2017                                            9,158    11.69 to 14.26       $117,521               0.00%     1.30% to 1.90%          28.64% to 30.84%
          2016                                            7,741    9.59 to 10.90         $78,213               0.90%     0.85% to 1.45%          -2.09% to -0.91%
          2015                                           12,639    9.79 to 11.00        $131,290               0.47%     0.85% to 1.45%         -11.84% to -10.77%
          2014                                           17,340    10.87 to 12.33       $199,553               0.08%     0.85% to 1.45%          -4.48% to -3.08%

    Banks
          2018                                            8,064     4.69 to 5.82         $43,616               0.25%     1.30% to 1.90%         -20.82% to -19.45%
          2017                                           14,551     5.92 to 7.23         $96,800               0.13%     1.30% to 1.90%          13.76% to 15.71%
          2016                                           21,861     5.21 to 6.24        $125,039               0.10%     0.85% to 1.45%          19.53% to 20.91%
          2015                                           32,482     4.51 to 5.42        $163,946               0.70%     0.85% to 1.45%          -3.67% to -1.82%
          2014                                           48,088     4.68 to 5.52        $242,667               0.07%     0.85% to 1.45%           6.79% to 8.30%

    Basic Materials
          2018                                            3,831    10.23 to 12.86        $42,888               0.26%     1.30% to 1.90%         -20.19% to -18.73%
          2017                                            7,655    12.82 to 15.82       $111,540               0.56%     1.30% to 1.90%          19.22% to 21.37%
          2016                                            5,782    10.76 to 12.69        $66,637               0.60%     0.85% to 1.45%          14.87% to 16.67%
          2015                                            6,198    9.36 to 10.88         $61,802               3.36%     0.85% to 1.45%         -16.55% to -15.25%
          2014                                            7,262    11.22 to 12.84        $85,380               0.43%     0.85% to 1.45%          -1.42% to 0.12%

    Bear
          2018                                           45,604     1.78 to 2.11         $87,088               0.00%     1.30% to 1.90%           0.71% to 2.09%
          2017                                           49,737     1.77 to 2.07         $95,271               0.00%     1.30% to 1.90%         -20.58% to -19.51%
          2016                                           52,976     2.23 to 2.57        $127,038               0.00%     0.85% to 1.45%         -15.54% to -14.69%
          2015                                           55,001     2.66 to 3.06        $152,545               0.00%     0.85% to 1.45%          -7.92% to -6.57%
          2014                                           81,717     2.80 to 3.30        $245,978               0.00%     0.85% to 1.45%         -17.16% to -15.74%

    Biotechnology
          2018                                           11,943    23.63 to 30.07       $321,578               0.00%     1.30% to 1.90%         -10.02% to -8.28%
          2017                                           15,974    26.26 to 33.75       $477,485               0.00%     1.30% to 1.90%          18.28% to 20.84%
          2016                                           19,526    22.20 to 27.93       $491,608               0.00%     0.85% to 1.45%         -18.43% to -16.65%
          2015                                           40,737    27.22 to 33.51     $1,256,764               0.00%     0.85% to 1.45%          -0.30% to 1.86%
          2014                                           28,510    27.30 to 32.90       $857,982               0.00%     0.85% to 1.45%          25.21% to 27.92%

    Bull
          2018                                           46,205    12.73 to 16.82       $687,801               0.00%     1.30% to 1.90%          -9.39% to -7.37%
          2017                                           95,202    14.05 to 18.16     $1,551,482               0.00%     1.30% to 1.90%          15.25% to 17.81%
          2016                                           90,174    12.19 to 15.25     $1,228,781               0.00%     0.85% to 1.45%           5.89% to 8.14%
          2015                                          115,563    11.45 to 14.10     $1,499,602               0.00%     0.85% to 1.45%          -3.93% to -1.84%
          2014                                          221,481    11.92 to 14.37     $2,939,445               0.00%     0.85% to 1.45%           7.58% to 9.64%

    Consumer Goods
          2018                                            4,698    14.39 to 18.77        $76,661               1.13%     1.30% to 1.90%         -17.67% to -15.91%
          2017                                            8,337    17.47 to 22.33       $169,427               1.47%     1.30% to 1.90%          11.22% to 13.57%
          2016                                           12,131    15.71 to 19.66       $214,397               1.64%     0.85% to 1.45%           0.08% to 2.21%
          2015                                            8,660    15.70 to 19.23       $154,530               0.93%     0.85% to 1.45%           0.68% to 2.46%
          2014                                           33,886    15.46 to 18.54       $575,590               0.56%     0.85% to 1.45%           6.44% to 8.42%

    Consumer Services
          2018                                            5,810    18.21 to 23.31       $123,818               0.00%     1.30% to 1.90%          -2.96% to -1.04%
          2017                                            9,951    18.76 to 23.83       $215,762               0.00%     1.30% to 1.90%          14.19% to 16.55%
          2016                                           10,305    16.52 to 20.45       $194,430               0.00%     0.85% to 1.45%           0.55% to 2.58%
          2015                                           14,786    16.43 to 19.93       $269,712               0.00%     0.85% to 1.45%           1.04% to 3.08%
          2014                                            9,299    16.26 to 19.34       $168,724               0.00%     0.85% to 1.45%          8.54% to 10.73%

    Dow 30
          2018                                            9,844    13.77 to 16.86       $151,386               0.00%     1.30% to 1.90%          -8.73% to -7.25%
          2017                                           10,930    14.48 to 18.18       $182,323               0.00%     1.30% to 1.90%          19.66% to 22.01%
          2016                                            9,988    12.10 to 14.74       $131,454               0.00%     0.85% to 1.45%          9.71% to 11.37%
          2015                                           68,652    10.96 to 13.37       $887,095               0.00%     0.85% to 1.45%          -6.17% to -4.70%
          2014                                          141,777    11.68 to 13.42     $1,800,880               0.00%     0.85% to 1.45%           2.88% to 4.48%

    Emerging Markets
          2018                                           13,062     4.88 to 6.23         $71,589               0.23%     1.30% to 1.90%         -18.20% to -16.37%
          2017                                           27,496     5.97 to 7.45        $186,590               0.12%     1.30% to 1.90%          28.69% to 31.54%
          2016                                           22,668     4.64 to 5.53        $116,103               0.32%     0.85% to 1.45%           7.19% to 9.30%
          2015                                           26,020     4.32 to 5.06        $125,975               1.59%     0.85% to 1.45%         -20.21% to -18.63%
          2014                                           38,948     5.42 to 6.22        $230,410               0.37%     0.85% to 1.45%          -6.74% to -4.91%

    Europe 30
          2018                                            8,552     7.26 to 9.06         $70,156               2.59%     1.30% to 1.90%         -16.72% to -15.24%
          2017                                            8,886    8.72 to 10.69         $86,997               1.78%     1.30% to 1.90%          16.13% to 18.17%
          2016                                            9,390     7.51 to 8.81         $77,994               2.72%     0.85% to 1.45%           4.57% to 6.15%
          2015                                           10,469     7.01 to 8.30         $81,943               4.74%     0.85% to 1.45%         -13.77% to -12.25%
          2014                                           11,023     8.12 to 9.46         $98,741               1.78%     0.85% to 1.45%         -11.61% to -10.05%

    Falling U.S. Dollar
          2018                                            6,270     5.18 to 5.56         $32,846               0.00%     1.30% to 1.90%          -8.54% to -7.94%
          2017                                            6,843     5.66 to 6.04         $39,268               0.00%     1.30% to 1.90%           5.89% to 6.58%
          2016                                            7,450     5.35 to 5.67         $40,388               0.00%     0.85% to 1.45%          -8.09% to -7.49%
          2015                                           14,144     5.61 to 6.36         $83,783               0.00%     0.85% to 1.45%         -12.14% to -11.17%
          2014                                           16,460     6.62 to 7.16        $112,390               0.00%     0.85% to 1.45%         -14.67% to -13.73%

    Financials
          2018                                            5,940     6.97 to 8.87         $49,249               0.32%     1.30% to 1.90%         -13.57% to -11.90%
          2017                                           15,740    8.02 to 10.37        $143,511               0.11%     1.30% to 1.90%          14.02% to 16.55%
          2016                                          117,382     7.03 to 8.89        $966,039               0.04%     0.85% to 1.45%          11.30% to 13.72%
          2015                                           62,516     6.35 to 7.82        $450,279               0.10%     0.85% to 1.45%          -4.93% to -2.86%
          2014                                          131,799     6.68 to 8.12        $971,880               0.03%     0.85% to 1.45%          8.98% to 11.35%

    Health Care
          2018                                           22,223    19.61 to 25.92       $490,365               0.00%     1.30% to 1.90%           0.82% to 3.08%
          2017                                           17,789    19.45 to 24.42       $385,951               0.00%     1.30% to 1.90%          16.77% to 19.06%
          2016                                           68,810    16.65 to 20.51     $1,315,986               0.00%     0.85% to 1.45%          -7.35% to -5.53%
          2015                                           48,007    17.98 to 22.24       $978,607               0.00%     0.85% to 1.45%           1.41% to 3.67%
          2014                                           96,432    17.65 to 21.45     $1,877,448               0.07%     0.85% to 1.45%          19.45% to 22.10%

    Industrials
          2018                                            7,119    13.21 to 16.91       $110,012               0.10%     1.30% to 1.90%         -15.87% to -14.20%
          2017                                           11,053    15.70 to 19.94       $197,506               0.20%     1.30% to 1.90%          18.08% to 20.52%
          2016                                            8,497    13.30 to 16.55       $125,630               0.17%     0.85% to 1.45%          13.62% to 15.74%
          2015                                           14,563    11.95 to 14.51       $190,231               0.04%     0.85% to 1.45%          -6.65% to -4.76%
          2014                                           17,083    12.81 to 15.23       $236,311               0.09%     0.85% to 1.45%           2.05% to 4.11%

    International
          2018                                            7,334     5.35 to 6.76         $44,929               0.00%     1.30% to 1.90%         -18.59% to -16.85%
          2017                                           14,171     6.58 to 8.13        $107,712               0.00%     1.30% to 1.90%          17.74% to 20.23%
          2016                                           12,976     5.59 to 6.70         $80,595               0.00%     0.85% to 1.45%          -4.24% to -2.30%
          2015                                           24,096     5.83 to 6.86        $155,572               0.00%     0.85% to 1.45%          -6.75% to -4.86%
          2014                                           22,869     6.26 to 7.21        $153,060               0.00%     0.85% to 1.45%         -11.18% to -9.39%

    Internet
          2018                                           11,806    29.34 to 37.10       $385,249               0.00%     1.30% to 1.90%           1.30% to 3.21%
          2017                                           11,237    28.96 to 36.37       $363,555               0.00%     1.30% to 1.90%          31.39% to 33.97%
          2016                                           12,539    22.05 to 27.15       $307,871               0.00%     0.85% to 1.45%           1.90% to 3.91%
          2015                                           19,608    21.63 to 26.51       $471,647               0.00%     0.85% to 1.45%          16.21% to 18.50%
          2014                                           14,375    18.62 to 22.05       $289,013               0.00%     0.85% to 1.45%          -2.36% to -0.63%

    Japan
          2018                                            6,367     6.48 to 8.04         $47,826               0.00%     1.30% to 1.90%         -14.48% to -13.00%
          2017                                            6,194     7.57 to 9.24         $53,758               0.00%     1.30% to 1.90%          14.68% to 16.64%
          2016                                           15,216     6.60 to 7.92        $110,735               0.00%     0.85% to 1.45%          -2.80% to -1.13%
          2015                                           36,394     6.79 to 8.13        $273,731               0.00%     0.85% to 1.45%           2.43% to 3.82%
          2014                                           48,576     6.63 to 7.46        $337,069               0.00%     0.85% to 1.45%          -0.07% to 1.28%

    Large-Cap Growth
          2018                                           39,419    16.06 to 21.23       $740,051               0.00%     1.30% to 1.90%          -5.16% to -3.13%
          2017                                           48,720    16.75 to 21.91       $966,247               0.00%     1.30% to 1.90%          20.87% to 23.68%
          2016                                           40,785    14.16 to 17.72       $665,632               0.04%     0.85% to 1.45%           1.50% to 3.66%
          2015                                           70,061    13.95 to 17.09     $1,111,368               0.00%     0.85% to 1.45%           0.29% to 2.42%
          2014                                          111,577    13.73 to 16.69     $1,736,803               0.12%     0.85% to 1.45%          8.99% to 11.47%

    Large-Cap Value
          2018                                           36,522    10.36 to 12.94       $439,372               0.75%     1.30% to 1.90%         -13.72% to -12.19%
          2017                                           58,880    12.01 to 15.53       $834,969               0.83%     1.30% to 1.90%          9.54% to 11.97%
          2016                                           66,923    10.97 to 13.87       $856,099               0.80%     0.85% to 1.45%          11.46% to 13.94%
          2015                                           43,799    9.84 to 12.17        $499,313               1.24%     0.85% to 1.45%          -8.01% to -5.97%
          2014                                          102,658    10.70 to 12.95     $1,235,661               0.82%     0.85% to 1.45%           6.67% to 9.05%

    Mid-Cap
          2018                                          206,531    11.86 to 15.31     $2,630,056               0.00%     1.30% to 1.90%         -15.96% to -13.99%
          2017                                          247,613    14.11 to 17.80     $3,823,445               0.00%     1.30% to 1.90%          9.43% to 11.97%
          2016                                          252,920    12.90 to 15.90     $3,577,317               0.00%     0.85% to 1.45%          14.01% to 16.66%
          2015                                          261,896    11.31 to 13.63     $3,215,020               0.00%     0.85% to 1.45%          -7.78% to -5.68%
          2014                                          135,919    12.19 to 14.45     $1,774,581               0.00%     0.85% to 1.45%           3.74% to 6.26%

    Mid-Cap Growth
          2018                                           16,703    14.14 to 17.87       $276,021               0.00%     1.30% to 1.90%         -14.94% to -13.34%
          2017                                           23,686    16.62 to 20.99       $451,663               0.00%     1.30% to 1.90%          14.36% to 16.67%
          2016                                           28,573    14.53 to 17.99       $468,951               0.00%     0.85% to 1.45%          9.10% to 11.31%
          2015                                           80,792    13.19 to 16.16     $1,213,312               0.00%     0.85% to 1.45%          -3.17% to -1.11%
          2014                                           55,228    13.56 to 16.34       $843,479               0.00%     0.85% to 1.45%           2.35% to 4.42%

    Mid-Cap Value
          2018                                            8,452    11.81 to 14.75       $114,532               0.07%     1.30% to 1.90%         -16.29% to -14.80%
          2017                                           20,107    14.11 to 18.25       $323,868               0.15%     1.30% to 1.90%           6.81% to 9.18%
          2016                                           30,569    13.21 to 16.71       $468,145               0.11%     0.85% to 1.45%          20.06% to 22.61%
          2015                                           14,503    11.00 to 13.49       $180,400               0.17%     0.85% to 1.45%         -11.38% to -9.50%
          2014                                           16,877    12.42 to 14.90       $233,200               0.31%     0.85% to 1.45%           6.40% to 8.65%

    Government Money Market
          2018                                          676,635     6.84 to 9.16      $5,522,693               0.35%     1.30% to 1.90%          -3.15% to -0.89%
          2017                                          840,720     7.07 to 9.24      $6,983,028               0.02%     1.30% to 1.90%          -3.51% to -1.27%
          2016                                          415,989     7.40 to 9.36      $3,536,380               0.02%     0.85% to 1.45%          -3.42% to -1.27%
          2015                                        1,214,953     7.41 to 9.48     $10,377,559               0.02%     0.85% to 1.45%          -3.75% to -1.27%
          2014                                        1,132,943     7.70 to 9.60      $9,948,249               0.02%     0.85% to 1.45%          -3.76% to -1.27%

    Oil & Gas
          2018                                           58,634     6.52 to 8.35        $410,449               1.79%     1.30% to 1.90%         -22.98% to -21.46%
          2017                                           84,586    8.37 to 10.63        $761,640               1.15%     1.30% to 1.90%          -6.59% to -4.66%
          2016                                          140,512    8.96 to 11.15      $1,347,231               1.35%     0.85% to 1.45%          19.91% to 22.27%
          2015                                          142,722     7.51 to 9.12      $1,130,718               0.83%     0.85% to 1.45%         -25.97% to -24.55%
          2014                                          149,975    10.25 to 12.35     $1,600,863               0.50%     0.85% to 1.45%         -13.89% to -12.02%

    NASDAQ-100
          2018                                           27,531    21.63 to 28.23       $685,118               0.00%     1.30% to 1.90%          -5.26% to -3.24%
          2017                                           33,311    22.30 to 29.17       $878,315               0.00%     1.30% to 1.90%          25.65% to 28.56%
          2016                                           63,804    17.75 to 22.33     $1,250,808               0.00%     0.85% to 1.45%           1.43% to 3.64%
          2015                                           48,860    17.50 to 21.86       $977,928               0.00%     0.85% to 1.45%           3.55% to 5.96%
          2014                                          117,689    16.90 to 20.63     $2,279,719               0.00%     0.85% to 1.45%          12.76% to 15.09%

    Pharmaceuticals
          2018                                            6,910    14.75 to 18.41       $112,035               1.24%     1.30% to 1.90%          -9.35% to -7.74%
          2017                                            8,247    16.27 to 19.96       $147,974               1.06%     1.30% to 1.90%           6.68% to 8.56%
          2016                                           12,522    15.25 to 18.39       $211,731               0.42%     0.85% to 1.45%          -6.95% to -5.31%
          2015                                           45,414    16.39 to 20.09       $838,578               0.16%     0.85% to 1.45%           0.95% to 2.63%
          2014                                           43,240    16.24 to 18.74       $762,099               0.89%     0.85% to 1.45%          15.37% to 17.29%

    Precious Metals
          2018                                          197,469     2.66 to 3.41        $580,199               0.00%     1.30% to 1.90%         -16.46% to -14.81%
          2017                                          231,622     3.19 to 4.00        $801,627               0.00%     1.30% to 1.90%           1.67% to 3.66%
          2016                                          218,288     3.13 to 3.86        $722,397               0.00%     0.85% to 1.45%          50.54% to 53.42%
          2015                                          189,337     2.09 to 2.58        $416,837               0.00%     0.85% to 1.45%         -35.14% to -33.72%
          2014                                          219,266     3.23 to 3.89        $741,708               0.00%     0.85% to 1.45%         -26.45% to -24.85%

    Real Estate
          2018                                           21,408    9.64 to 12.43        $233,780               1.59%     1.30% to 1.90%          -9.01% to -7.16%
          2017                                           10,685    10.60 to 13.38       $124,847               4.41%     1.30% to 1.90%           4.29% to 6.39%
          2016                                           12,156    10.16 to 12.58       $137,417               3.02%     0.85% to 1.45%           2.04% to 4.10%
          2015                                           16,777    9.96 to 12.08        $181,980               0.34%     0.85% to 1.45%          -3.17% to -1.22%
          2014                                           85,718    10.28 to 12.50       $977,108               2.25%     0.85% to 1.45%          20.66% to 23.40%

    Rising Rates Opportunity
          2018                                           57,355     1.59 to 1.98        $106,509               0.00%     1.30% to 1.90%           0.56% to 2.34%
          2017                                           26,545     1.58 to 1.94         $48,570               0.00%     1.30% to 1.90%         -14.93% to -13.43%
          2016                                           63,493     1.85 to 2.24        $129,889               0.00%     0.85% to 1.45%          -8.42% to -6.81%
          2015                                           89,642     2.03 to 2.40        $197,675               0.00%     0.85% to 1.45%          -4.97% to -3.29%
          2014                                          200,607     2.13 to 2.58        $471,037               0.00%     0.85% to 1.45%         -32.66% to -31.16%

    Semiconductor
          2018                                            2,207    14.66 to 17.84        $33,289               0.00%     1.30% to 1.90%         -13.29% to -11.93%
          2017                                            1,948    17.31 to 20.26        $36,793               0.23%     1.30% to 1.90%          31.24% to 33.01%
          2016                                            2,809    13.19 to 14.99        $39,241               0.03%     0.85% to 1.45%          24.99% to 25.12%
          2015                                              969    11.87 to 12.45        $11,653               0.81%     0.85% to 1.45%          -4.94% to -4.46%
          2014                                            3,860    12.21 to 13.04        $48,679               0.02%     0.85% to 1.45%          31.67% to 31.67%

    Short Dow 30
          2018                                            2,480     1.37 to 1.50          $3,664               0.00%     1.30% to 1.90%          -0.78% to -0.08%
          2017                                            2,541     1.38 to 1.58          $3,755               0.00%     1.30% to 1.90%         -24.39% to -23.52%
          2016                                            2,968     1.83 to 2.07          $5,809               0.00%     0.85% to 1.45%         -19.00% to -18.43%
          2015                                            6,832     2.26 to 2.44         $16,312               0.00%     0.85% to 1.45%          -7.36% to -6.61%
          2014                                           21,612     2.36 to 2.67         $54,239               0.00%     0.85% to 1.45%         -14.18% to -13.49%

    Short Emerging Markets
          2018                                                -          -                    $0               0.00%     1.30% to 1.90%                n/a
          2017                                                -     2.67 to 2.67              $0               0.00%     1.30% to 1.90%         -29.62% to -29.62%
          2016                                              251     3.80 to 3.80            $951               0.00%     0.85% to 1.45%         -18.31% to -18.31%
          2015                                            7,710     4.37 to 4.94         $34,812               0.00%     0.85% to 1.45%           8.22% to 9.58%
          2014                                            6,676     4.12 to 4.65         $29,394               0.00%     0.85% to 1.45%          -5.80% to -4.18%

    Short International
          2018                                            5,641     3.43 to 3.53         $19,689               0.00%     1.30% to 1.90%          12.44% to 12.72%
          2017                                            5,649     3.05 to 3.13         $17,533               0.00%     1.30% to 1.90%         -22.71% to -22.51%
          2016                                            5,658     4.00 to 4.04         $22,711               0.00%     0.85% to 1.45%          -8.22% to -8.13%
          2015                                            9,391     4.24 to 4.40         $41,164               0.00%     0.85% to 1.45%          -6.16% to -6.06%
          2014                                            9,488     4.58 to 4.71         $44,355               0.00%     0.85% to 1.45%           0.06% to 0.46%

    Short Mid-Cap
          2018                                            2,479     1.49 to 1.63          $3,990               0.00%     1.30% to 1.90%           7.57% to 8.33%
          2017                                            2,534     1.39 to 1.51          $3,763               0.00%     1.30% to 1.90%         -17.45% to -16.87%
          2016                                            2,587     1.68 to 1.81          $4,621               0.00%     0.85% to 1.45%         -22.63% to -22.08%
          2015                                            8,094     2.15 to 2.32         $18,356               0.00%     0.85% to 1.45%          -4.71% to -4.71%
          2014                                            2,567     2.28 to 2.44          $6,192               0.00%     0.85% to 1.45%         -15.11% to -14.43%

    Short NASDAQ-100
          2018                                              418     0.97 to 0.97            $405               0.00%     1.30% to 1.90%          -5.87% to -5.87%
          2017                                              479     1.03 to 1.25            $492               0.00%     1.30% to 1.90%         -27.52% to -26.28%
          2016                                            3,503     1.42 to 1.70          $5,773               0.00%     0.85% to 1.45%         -12.81% to -12.37%
          2015                                            1,836     1.59 to 1.71          $3,080               0.00%     0.85% to 1.45%         -15.70% to -15.32%
          2014                                           15,010     1.93 to 2.24         $33,086               0.00%     0.85% to 1.45%         -21.84% to -20.90%

    Short Small-Cap
          2018                                           13,785     1.41 to 1.52         $20,735               0.00%     1.30% to 1.90%           7.01% to 7.65%
          2017                                           15,041     1.32 to 1.41         $21,057               0.00%     1.30% to 1.90%         -16.81% to -16.31%
          2016                                           17,220     1.58 to 1.69         $28,825               0.00%     0.85% to 1.45%         -23.99% to -23.53%
          2015                                           91,178     2.03 to 2.46        $199,257               0.00%     0.85% to 1.45%          -4.09% to -3.17%
          2014                                           37,968     2.10 to 2.37         $85,910               0.00%     0.85% to 1.45%         -12.22% to -11.38%

    Small-Cap
          2018                                           16,916    10.87 to 14.37       $209,307               0.00%     1.30% to 1.90%         -15.91% to -14.03%
          2017                                           23,012    12.92 to 16.71       $338,478               0.00%     1.30% to 1.90%          8.57% to 10.98%
          2016                                           32,393    11.90 to 15.06       $440,535               0.00%     0.85% to 1.45%          15.57% to 18.14%
          2015                                           93,178    10.30 to 12.75     $1,114,147               0.00%     0.85% to 1.45%          -9.43% to -7.51%
          2014                                           37,694    11.37 to 13.65       $478,404               0.00%     0.85% to 1.45%          -1.05% to 1.05%

    Small-Cap Growth
          2018                                           14,904    14.60 to 19.30       $257,385               0.00%     1.30% to 1.90%          -9.01% to -6.97%
          2017                                           22,458    15.86 to 20.75       $415,721               0.00%     1.30% to 1.90%          8.99% to 11.51%
          2016                                           31,058    14.55 to 18.61       $521,485               0.00%     0.85% to 1.45%          15.98% to 18.38%
          2015                                           50,438    12.55 to 15.53       $724,202               0.00%     0.85% to 1.45%          -2.31% to -0.23%
          2014                                           41,244    12.97 to 15.70       $606,727               0.00%     0.85% to 1.45%          -1.34% to 0.75%

    Small-Cap Value
          2018                                            6,805    11.52 to 14.94        $86,612               0.00%     1.30% to 1.90%         -17.06% to -15.33%
          2017                                           12,852    13.49 to 17.65       $202,299               0.01%     1.30% to 1.90%           5.84% to 8.30%
          2016                                           64,723    12.75 to 16.30       $962,479               0.00%     0.85% to 1.45%          24.53% to 26.80%
          2015                                            4,133    10.51 to 12.52        $48,292               0.00%     0.85% to 1.45%         -11.30% to -9.69%
          2014                                            4,197    11.85 to 13.86        $54,429               0.00%     0.85% to 1.45%           2.33% to 4.19%

    Technology
          2018                                            7,166    18.48 to 23.66       $152,767               0.00%     1.30% to 1.90%          -5.77% to -3.90%
          2017                                           11,161    19.61 to 24.91       $248,374               0.08%     1.30% to 1.90%          30.42% to 33.11%
          2016                                            5,954    15.53 to 18.71       $103,172               0.00%     0.85% to 1.45%          8.70% to 10.62%
          2015                                           57,536    13.94 to 17.17       $905,559               0.00%     0.85% to 1.45%          -1.17% to 0.83%
          2014                                           21,474    14.11 to 16.78       $331,461               0.00%     0.85% to 1.45%          14.51% to 16.18%

    Telecommunications
          2018                                            1,242    10.37 to 11.78        $13,550               4.17%     1.30% to 1.90%         -17.34% to -16.50%
          2017                                            2,048    12.40 to 14.10        $26,980               0.38%     1.30% to 1.90%          -4.77% to -3.72%
          2016                                           53,902    13.02 to 14.65       $753,817               0.13%     0.85% to 1.45%          18.36% to 19.67%
          2015                                           50,477    10.90 to 12.24       $590,356               4.35%     0.85% to 1.45%          -0.79% to -0.14%
          2014                                            4,597    11.59 to 12.53        $54,392               7.38%     0.85% to 1.45%          -1.57% to -1.43%

    U.S. Government Plus
          2018                                           16,856    13.38 to 17.91       $257,704               0.87%     1.30% to 1.90%          -8.79% to -6.65%
          2017                                           11,630    15.02 to 18.97       $198,838               0.17%     1.30% to 1.90%           5.83% to 7.97%
          2016                                           59,078    14.19 to 17.57       $956,100               0.00%     0.85% to 1.45%          -3.59% to -1.94%
          2015                                           19,548    14.31 to 17.44       $307,245               0.00%     0.85% to 1.45%          -9.07% to -7.19%
          2014                                           28,371    15.73 to 19.37       $509,949               0.24%     0.85% to 1.45%          31.90% to 34.16%

    UltraBull
          2018                                           26,981    14.49 to 19.64       $466,571               0.00%     1.30% to 1.90%         -18.60% to -16.60%
          2017                                           31,169    17.80 to 23.55       $669,377               0.00%     1.30% to 1.90%          35.92% to 39.20%
          2016                                           22,446    14.03 to 16.74       $360,275               0.00%     0.85% to 1.45%          15.04% to 16.78%
          2015                                           27,484    11.62 to 14.11       $348,805               0.00%     0.85% to 1.45%          -6.27% to -4.38%
          2014                                          129,780    12.24 to 14.75     $1,682,728               0.00%     0.85% to 1.45%          18.76% to 21.34%

    UltraMid-Cap
          2018                                           40,750    14.07 to 18.48       $610,133               0.00%     1.30% to 1.90%         -29.27% to -27.72%
          2017                                           46,847    20.48 to 25.57     $1,005,435               0.00%     1.30% to 1.90%          24.81% to 27.20%
          2016                                           49,743    16.59 to 20.10       $858,209               0.00%     0.85% to 1.45%          33.70% to 36.13%
          2015                                           46,496    12.17 to 14.77       $594,932               0.00%     0.85% to 1.45%         -12.10% to -10.73%
          2014                                           50,348    13.84 to 15.84       $725,795               0.00%     0.85% to 1.45%          11.60% to 13.34%

    UltraNASDAQ-100
          2018                                            7,541    41.42 to 54.41       $346,340               0.00%     1.30% to 1.90%         -12.72% to -10.81%
          2017                                            7,962    48.87 to 61.00       $421,197               0.00%     1.30% to 1.90%          63.05% to 66.16%
          2016                                            7,352    30.45 to 34.99       $243,338               0.00%     0.85% to 1.45%           5.36% to 6.42%
          2015                                            8,837    28.21 to 33.91       $274,158               0.00%     0.85% to 1.45%          9.92% to 11.30%
          2014                                           31,495    25.01 to 30.53       $875,772               0.00%     0.85% to 1.45%          31.43% to 33.28%

    UltraShort Dow30
          2018                                           10,185     0.30 to 0.32          $3,200               0.00%     1.30% to 1.90%          -2.44% to -1.85%
          2017                                           16,836     0.31 to 0.33          $5,438               0.00%     1.30% to 1.90%         -41.82% to -41.47%
          2016                                           24,820     0.53 to 0.56         $13,766               0.00%     0.85% to 1.45%         -33.94% to -33.55%
          2015                                           26,797     0.80 to 0.85         $22,281               0.00%     0.85% to 1.45%         -12.23% to -11.61%
          2014                                           46,984     0.91 to 0.99         $43,812               0.00%     0.85% to 1.45%         -27.65% to -26.70%

    UltraShort NASDAQ-100
          2018                                           35,891     0.12 to 0.13          $4,703               0.00%     1.30% to 1.90%         -14.65% to -14.09%
          2017                                           37,158     0.14 to 0.15          $5,665               0.00%     1.30% to 1.90%         -46.83% to -46.48%
          2016                                           37,513     0.27 to 0.29         $10,691               0.00%     0.85% to 1.45%         -22.96% to -22.45%
          2015                                           37,867     0.35 to 0.37         $13,882               0.00%     0.85% to 1.45%         -28.80% to -28.26%
          2014                                           90,597     0.49 to 0.57         $47,661               0.00%     0.85% to 1.45%         -38.09% to -36.58%

    UltraSmall-Cap
          2018                                           14,154    8.85 to 10.98        $137,118               0.00%     1.30% to 1.90%         -29.63% to -28.41%
          2017                                           14,172    12.58 to 15.80       $198,759               0.00%     1.30% to 1.90%          20.67% to 23.03%
          2016                                            9,953    11.17 to 12.84       $117,261               0.00%     0.85% to 1.45%          35.40% to 36.62%
          2015                                            4,739     8.25 to 9.45         $39,829               0.00%     0.85% to 1.45%         -15.46% to -14.40%
          2014                                           16,512    9.91 to 11.38        $171,462               0.00%     0.85% to 1.45%           2.37% to 3.14%

    Utilities
          2018                                            4,562    15.33 to 18.77        $78,896               1.58%     1.30% to 1.90%          -0.42% to 1.19%
          2017                                            6,833    16.03 to 18.55       $119,953               2.63%     1.30% to 1.90%           7.49% to 8.83%
          2016                                            9,545    14.92 to 17.05       $154,597               2.46%     0.85% to 1.45%          11.79% to 13.19%
          2015                                            9,050    12.90 to 15.06       $125,847               2.91%     0.85% to 1.45%          -9.40% to -7.93%
          2014                                           42,167    13.93 to 16.84       $657,452               1.79%     0.85% to 1.45%          22.04% to 24.26%

   VanEck Worldwide Insurance Trust
    Global Hard Assets Fund
          2018                                          466,099    5.16 to 22.80      $5,266,523               0.00%     0.95% to 1.90%         -30.90% to -28.96%
          2017                                          524,574    7.30 to 32.78      $8,487,983               0.00%     0.95% to 1.90%          -5.52% to -2.62%
          2016                                          626,212    7.73 to 33.90     $10,135,813               0.39%     0.85% to 1.50%          38.55% to 42.35%
          2015                                          523,056    5.61 to 23.98      $6,954,590               0.03%     0.85% to 1.50%         -35.88% to -34.08%
          2014                                          395,691    8.57 to 36.63      $9,780,718               0.09%     0.85% to 1.50%         -22.09% to -19.87%
                                                                                                                                                -28.78% to -28.78%   ****

    Emerging Markets Fund
          2018                                           42,600    18.01 to 37.46     $1,457,114               0.29%     0.95% to 1.40%         -25.58% to -24.21%
          2017                                           63,611    24.02 to 49.93     $2,802,208               0.39%     0.95% to 1.40%          46.08% to 49.61%
          2016                                           52,001    16.22 to 33.71     $1,568,804               0.46%     0.95% to 1.40%          -3.20% to -0.84%
          2015                                           62,112    17.95 to 34.34     $1,891,155               0.58%     0.95% to 1.40%         -16.83% to -14.81%
          2014                                           66,852    19.61 to 40.71     $2,384,347               0.53%     0.95% to 1.40%          -3.70% to -1.36%

    Unconstrained Emerging Markets Bond Fund
          2018                                           33,821    10.46 to 15.96       $492,835               9.63%     0.95% to 1.40%          -8.05% to -7.03%
          2017                                           49,355    10.67 to 17.17       $791,433               2.53%     0.95% to 1.40%          9.54% to 11.19%
          2016                                           65,434    9.74 to 15.44        $945,819               0.00%     0.95% to 1.40%           4.26% to 5.42%
          2015                                           77,931    9.91 to 14.65      $1,042,454               6.27%     0.95% to 1.40%         -14.85% to -13.91%
          2014                                           72,887    11.63 to 17.01     $1,170,311               9.14%     0.95% to 1.40%           0.11% to 1.22%

   Janus Henderson Series
    Global Technology Portfolio
          2018                                          147,288    11.96 to 24.44     $3,437,928               0.00%     1.15% to 1.35%          -0.45% to -0.25%
          2017                                          106,809    12.00 to 24.50     $2,538,098               0.00%     1.15% to 1.35%          42.98% to 43.26%
          2016                                           66,993    17.02 to 17.10     $1,142,061               0.08%     1.00% to 1.50%          12.32% to 12.55%
          2015                                           33,831    15.15 to 15.19       $513,270               0.00%     1.00% to 1.50%           3.24% to 3.45%
          2014                                            6,527    14.68 to 14.69        $95,791               0.00%     1.00% to 1.50%           7.88% to 7.88%
                                                                                                                                                  3.26% to 3.26%     ****

    Overseas Portfolio
          2018                                           49,258     7.93 to 9.50        $395,000               1.75%     1.15% to 1.35%         -16.28% to -16.11%
          2017                                           56,799    9.47 to 11.34        $543,020               2.24%     1.15% to 1.35%          29.06% to 29.31%
          2016                                           52,504     7.34 to 7.37        $385,736               4.72%     1.00% to 1.50%          -7.96% to -7.77%
          2015                                           52,782     7.97 to 7.99        $421,164               0.79%     1.00% to 1.50%         -10.03% to -9.85%
          2014                                           16,434     8.86 to 8.87        $145,603               8.28%     1.00% to 1.50%         -13.28% to -13.28%
                                                                                                                                                -15.62% to -15.62%   ****

    Research Portfolio
          2018                                           25,399    18.25 to 18.41       $464,875               0.37%     1.15% to 1.35%          -4.15% to -3.96%
          2017                                           31,413    19.04 to 19.17       $599,282               0.27%     1.15% to 1.35%          25.85% to 26.10%
          2016                                           30,729    15.13 to 15.20       $465,551               0.37%     1.00% to 1.50%          -1.07% to -0.88%
          2015                                           26,487    15.29 to 15.33       $405,293               0.54%     1.00% to 1.50%           3.67% to 3.87%
          2014                                           17,758    14.75 to 14.76       $261,946               0.14%     1.00% to 1.50%          11.22% to 11.22%
                                                                                                                                                  6.83% to 6.83%     ****

    Enterprise Services Portfolio
          2018                                          995,432    11.29 to 16.93    $16,238,499               0.12%     1.15% to 1.35%          -2.00% to -1.81%
          2017                                          687,373    11.51 to 17.25    $11,539,277               0.13%     1.15% to 1.35%          25.39% to 25.64%
          2016                                          354,446    13.66 to 13.73     $4,847,632               0.03%     1.00% to 1.50%          10.60% to 10.82%
          2015                                          178,316    12.35 to 12.39     $2,204,176               0.68%     1.00% to 1.50%           2.38% to 2.58%
          2014                                           74,241    12.06 to 12.07       $895,713               0.03%     1.00% to 1.50%          10.74% to 10.74%
                                                                                                                                                  7.20% to 7.20%     ****

    Global Research Portfolio
          2018                                           44,852    10.36 to 15.43       $683,618               1.07%     1.15% to 1.35%          -8.34% to -8.15%
          2017                                           44,442    11.29 to 16.80       $738,548               0.83%     1.15% to 1.35%          24.99% to 25.24%
          2016                                           42,850    13.35 to 13.42       $573,168               0.87%     1.00% to 1.50%           0.45% to 0.65%
          2015                                           51,315    13.29 to 13.33       $682,697               0.63%     1.00% to 1.50%          -3.84% to -3.65%
          2014                                           24,287    13.82 to 13.83       $335,776               1.16%     1.00% to 1.50%           5.74% to 5.74%
                                                                                                                                                  0.86% to 0.86%     ****

    Mid Cap Value Portfolio
          2018                                          186,003    9.28 to 14.22      $2,579,014               0.98%     1.15% to 1.35%         -14.98% to -14.81%
          2017                                          192,293    10.90 to 16.70     $3,154,990               0.66%     1.15% to 1.35%          12.11% to 12.34%
          2016                                          172,121    14.79 to 14.86     $2,548,863               0.87%     1.00% to 1.50%          17.17% to 17.40%
          2015                                          173,772    12.62 to 12.66     $2,194,809               1.07%     1.00% to 1.50%          -4.98% to -4.79%
          2014                                          136,108    13.29 to 13.30     $1,808,251               3.23%     1.00% to 1.50%           6.98% to 6.98%
                                                                                                                                                  2.05% to 2.05%     ****

    Balanced Portfolio
          2018                                        1,603,935    10.94 to 15.54    $24,628,415               1.86%     1.15% to 1.35%          -0.92% to -0.72%
          2017                                          990,962    11.03 to 15.65    $15,400,133               1.40%     1.15% to 1.35%          16.56% to 16.79%
          2016                                          772,313    13.34 to 13.40    $10,307,917               2.11%     1.00% to 1.50%           2.92% to 3.13%
          2015                                          640,520    12.96 to 13.00     $8,303,706               1.48%     1.00% to 1.50%          -0.94% to -0.74%
          2014                                          410,391    13.08 to 13.09     $5,368,804               1.60%     1.00% to 1.50%           6.79% to 6.79%
                                                                                                                                                  2.68% to 2.68%     ****

    Flexible Bond Portfolio
          2018                                          506,125    9.84 to 10.56      $5,303,727               2.42%     1.15% to 1.35%          -2.62% to -2.42%
          2017                                          395,731    10.09 to 10.82     $4,255,966               2.48%     1.15% to 1.35%           1.97% to 2.17%
          2016                                          409,203    10.54 to 10.59     $4,314,965               2.75%     1.00% to 1.50%           0.85% to 1.05%
          2015                                          314,058    10.45 to 10.48     $3,282,663               2.57%     1.00% to 1.50%          -1.40% to -1.21%
          2014                                          161,860    10.60 to 10.61     $1,715,306               2.78%     1.00% to 1.50%           3.29% to 3.29%
                                                                                                                                                  0.42% to 0.42%     ****

    GI Unconstrained Bond Portfolio
          2018                                           98,954     9.51 to 9.58        $942,017               2.55%     1.15% to 1.35%          -5.06% to -4.87%
          2017                                           92,634    10.02 to 10.07       $928,697               3.20%     1.15% to 1.35%           0.34% to 0.54%
          2016                                           92,217    9.99 to 10.01        $921,572               7.36%     1.00% to 1.50%           3.20% to 3.41%
          2015                                           41,302     9.68 to 9.68        $399,651               0.02%     1.00% to 1.50%          -3.24% to -3.16%

   PIMCO Variable Insurance Trust
    Total Return Portfolio
          2018                                        4,035,547    9.99 to 17.20     $47,287,227               2.56%     0.95% to 1.90%          -4.12% to -1.49%
          2017                                        3,903,746    10.19 to 17.46    $47,973,212               2.02%     0.95% to 1.90%           1.17% to 3.93%
          2016                                        3,818,433    10.51 to 16.80    $46,163,641               2.09%     0.85% to 1.50%          -1.00% to 1.71%
          2015                                        4,385,518    10.38 to 16.52    $52,754,367               4.84%     0.85% to 1.50%          -3.15% to -0.50%
          2014                                        4,930,506    10.49 to 16.61    $60,003,397               2.26%     0.85% to 1.50%           0.54% to 3.29%
                                                                                                                                                  1.04% to 1.04%     ****

    Low Duration Portfolio
          2018                                        2,488,388    9.33 to 13.19     $24,682,261               1.84%     0.95% to 1.90%          -3.23% to -0.62%
          2017                                        2,110,065    9.64 to 13.27     $21,281,171               1.18%     0.95% to 1.90%          -2.23% to 0.39%
          2016                                        1,997,087    9.86 to 13.22     $20,264,692               1.59%     0.85% to 1.50%          -2.18% to 0.45%
          2015                                        1,473,313    9.89 to 13.16     $15,139,350               3.60%     0.85% to 1.50%          -3.23% to -0.63%
          2014                                          825,642    10.08 to 13.24     $8,882,637               1.09%     0.85% to 1.50%          -2.71% to -0.10%
                                                                                                                                                 -0.45% to -0.45%    ****

    High Yield Portfolio
          2018                                          502,674    9.82 to 22.14      $7,294,631               5.04%     0.95% to 1.90%          -6.32% to -3.59%
          2017                                          558,843    10.22 to 22.96     $8,637,362               4.90%     0.95% to 1.90%           2.64% to 5.60%
          2016                                          593,692    12.28 to 21.74     $9,233,370               5.52%     0.85% to 1.50%          8.31% to 11.38%
          2015                                          502,446    11.08 to 19.52     $7,321,209               6.27%     0.85% to 1.50%          -5.27% to -2.57%
          2014                                          689,238    11.43 to 20.04    $10,655,617               6.13%     0.85% to 1.50%          -0.47% to 2.36%
                                                                                                                                                 -1.12% to -1.12%    ****

    Real Return Portfolio
          2018                                        2,133,195    9.33 to 15.83     $20,301,950               2.42%     0.95% to 1.90%          -5.69% to -3.14%
          2017                                        2,200,216    9.68 to 16.35     $21,756,775               2.26%     0.95% to 1.90%          -0.10% to 2.68%
          2016                                        2,059,005    9.47 to 15.92     $19,988,829               2.23%     0.85% to 1.50%           1.48% to 4.20%
          2015                                        2,069,414    9.14 to 15.28     $19,823,710               4.94%     0.85% to 1.50%          -6.15% to -3.62%
          2014                                        1,338,579    9.53 to 15.85     $13,711,387               1.29%     0.85% to 1.50%          -0.55% to 2.12%
                                                                                                                                                 -3.79% to -3.79%    ****

    All Asset Portfolio
          2018                                          414,975    9.97 to 14.82      $4,586,867               3.10%     0.95% to 1.90%          -8.72% to -6.53%
          2017                                          427,745    11.66 to 15.90     $5,085,136               4.54%     0.95% to 1.90%          9.49% to 12.09%
          2016                                          455,788    10.42 to 14.22     $4,857,731               2.63%     0.85% to 1.50%          9.02% to 11.61%
          2015                                          445,075    9.36 to 12.77      $4,283,204               3.58%     0.85% to 1.50%         -12.31% to -10.23%
          2014                                          347,319    10.44 to 14.39     $3,802,685               5.84%     0.85% to 1.50%          -3.00% to -0.84%
                                                                                                                                                 -6.19% to -6.19%    ****

    Global Multi-Asset Managed Allocation Portfolio
          2018                                           44,146    9.98 to 10.07        $440,541               1.60%     1.15% to 1.35%          -6.88% to -6.70%
          2017                                           42,294    10.72 to 10.79       $453,296               2.40%     1.15% to 1.35%          12.47% to 12.69%
          2016                                           35,831     9.53 to 9.57        $341,433               2.33%     1.00% to 1.50%           2.53% to 2.73%
          2015                                           35,820     9.29 to 9.32        $332,894               1.85%     1.00% to 1.50%          -1.60% to -1.40%
          2014                                           30,990     9.44 to 9.45        $292,661               2.56%     1.00% to 1.50%           3.17% to 3.17%
                                                                                                                                                 -2.06% to -2.06%    ****

    Short-Term Portfolio
          2018                                        4,694,571    10.05 to 10.13    $47,247,593               2.03%     1.15% to 1.35%           0.06% to 0.26%
          2017                                        4,498,478    10.04 to 10.11    $45,244,074               1.53%     1.15% to 1.35%           0.93% to 1.13%
          2016                                        4,502,212     9.95 to 9.99     $44,840,939               1.46%     1.00% to 1.50%           0.90% to 1.10%
          2015                                        4,964,649     9.86 to 9.89     $48,977,991               0.97%     1.00% to 1.50%          -0.35% to -0.15%
          2014                                        2,903,050     9.89 to 9.90     $28,719,578               0.63%     1.00% to 1.50%          -0.74% to -0.74%
                                                                                                                                                 -0.59% to -0.59%    ****

    Emerging Markets Bond Portfolio
          2018                                          141,815    9.67 to 11.23      $1,578,041               4.10%     1.15% to 1.35%          -6.11% to -5.92%
          2017                                          113,889    10.29 to 11.94     $1,334,555               4.83%     1.15% to 1.35%           8.30% to 8.51%
          2016                                           83,940    10.95 to 11.00       $920,654               5.18%     1.00% to 1.50%          11.68% to 11.90%
          2015                                           85,513     9.80 to 9.83        $839,198               5.66%     1.00% to 1.50%          -3.65% to -3.46%
          2014                                           58,294    10.18 to 10.18       $593,217               5.70%     1.00% to 1.50%           0.05% to 0.05%
                                                                                                                                                 -6.40% to -6.40%    ****

    Global Bond Opportunities Portfolio
          2018                                           36,457     9.34 to 9.43        $341,868               6.30%     1.15% to 1.35%          -5.58% to -5.39%
          2017                                           38,990     9.90 to 9.97        $386,836               1.92%     1.15% to 1.35%           7.07% to 7.28%
          2016                                           40,963     9.24 to 9.29        $379,316               1.43%     1.00% to 1.50%           2.54% to 2.75%
          2015                                           49,611     9.01 to 9.04        $447,672               1.58%     1.00% to 1.50%          -5.41% to -5.22%
          2014                                           29,102     9.53 to 9.54        $277,361               3.20%     1.00% to 1.50%           0.79% to 0.79%
                                                                                                                                                 -3.88% to -3.88%    ****

    Commodity Real Return Strategy Portfolio
          2018                                        1,120,120     4.58 to 8.85      $5,142,150               2.05%     1.15% to 1.35%         -15.36% to -15.19%
          2017                                        1,252,137    5.41 to 10.45      $6,786,599              10.65%     1.15% to 1.35%           0.68% to 0.88%
          2016                                        1,324,651     5.37 to 5.40      $7,123,636               1.05%     1.00% to 1.50%          13.33% to 13.56%
          2015                                        1,303,707     4.74 to 4.75      $6,181,911               3.97%     1.00% to 1.50%         -26.66% to -26.51%
          2014                                          678,892     6.46 to 6.47      $4,386,635               0.33%     1.00% to 1.50%         -19.71% to -19.71%
                                                                                                                                                -22.56% to -22.56%   ****

    International Bond (USD-Hedged) Portfolio
          2018                                          144,408    10.18 to 10.74     $1,539,607               1.36%     1.15% to 1.35%           0.64% to 0.85%
          2017                                           73,753    10.10 to 10.65       $781,044               5.88%     1.15% to 1.35%           1.29% to 1.49%
          2016                                           41,620    10.46 to 10.49       $435,755               1.54%     1.00% to 1.50%           4.94% to 5.15%
          2015                                           13,383     9.97 to 9.98        $133,478               4.48%     1.00% to 1.50%          -0.31% to -0.23%

    Dynamic Bond Adv Portfolio
          2018                                          208,485    10.13 to 10.38     $2,152,016               2.73%     1.15% to 1.35%          -0.43% to -0.23%
          2017                                          224,134    10.16 to 10.40     $2,322,720               1.65%     1.15% to 1.35%           3.50% to 3.71%
          2016                                          184,597    10.00 to 10.03     $1,848,338               1.79%     1.00% to 1.50%           3.23% to 3.43%
          2015                                           80,271     9.69 to 9.70        $778,126               4.30%     1.00% to 1.50%          -3.09% to -3.01%

    Income Advisor Portfolio
          2018                                        2,421,596    10.01 to 10.04    $24,253,965               3.50%     1.15% to 1.35%          -1.07% to -0.87%
          2017                                          630,868    10.12 to 10.13     $6,386,284               0.84%     1.15% to 1.35%           1.22% to 1.30%

   Goldman Sachs Variable Insurance Trust
    Small Cap Equity Insights Fund
          2018                                           89,966    12.19 to 19.65     $1,611,852               0.53%     0.95% to 1.90%         -11.78% to -9.49%
          2017                                           89,065    13.16 to 21.71     $1,776,378               0.46%     0.95% to 1.90%          7.53% to 10.51%
          2016                                          128,423    12.24 to 19.65     $2,279,264               1.18%     0.85% to 1.45%          19.20% to 22.04%
          2015                                          104,241    10.56 to 16.10     $1,562,783               0.22%     0.85% to 1.45%          -5.45% to -3.05%
          2014                                          188,901    11.17 to 16.61     $2,895,798               0.66%     0.85% to 1.45%           3.25% to 5.92%

    Large Cap Value Fund
          2018                                           35,668    14.87 to 17.60       $601,559               2.12%     0.95% to 1.40%         -10.32% to -9.33%
          2017                                           12,121    16.57 to 19.41       $219,163               1.40%     0.95% to 1.40%           7.69% to 8.82%
          2016                                           17,716    15.39 to 17.84       $293,658               2.01%     0.95% to 1.40%          9.37% to 10.53%
          2015                                           20,127    14.07 to 16.14       $309,133               1.34%     0.95% to 1.40%          -6.31% to -5.32%
          2014                                           23,657    14.67 to 17.04       $383,052               1.39%     0.95% to 1.40%          10.70% to 11.87%

    Mid Cap Value Fund
          2018                                          133,703    15.09 to 21.59     $2,714,840               1.26%     0.95% to 1.40%         -13.03% to -11.31%
          2017                                          166,043    17.35 to 24.35     $3,806,884               0.68%     0.95% to 1.40%          7.58% to 10.02%
          2016                                          200,671    16.08 to 22.13     $4,206,027               1.31%     0.95% to 1.40%          9.96% to 12.46%
          2015                                          226,075    14.58 to 19.68     $4,229,155               0.37%     0.95% to 1.40%         -12.10% to -10.10%
          2014                                          278,493    16.53 to 21.89     $5,812,967               0.96%     0.95% to 1.40%          9.99% to 12.50%

   Nueberger Berman Advisors Management Trust
    SmallCap Growth Portfolio
          2015                                                -          -                    $0               0.00%     0.95% to 1.40%                n/a
          2014                                           25,928    13.08 to 14.45       $360,668               0.00%     0.95% to 1.40%           1.42% to 2.49%

    Mid-Cap Growth Portfolio
          2018                                           24,771    21.35 to 26.34       $608,374               0.00%     0.95% to 1.40%          -8.83% to -7.45%
          2017                                           44,576    23.42 to 28.46     $1,189,961               0.00%     0.95% to 1.40%          21.56% to 23.39%
          2016                                           26,813    19.85 to 23.06       $586,906               0.00%     0.95% to 1.40%           1.90% to 3.18%
          2015                                           38,498    18.95 to 22.35       $819,708               0.00%     0.95% to 1.40%          -1.20% to 0.04%
          2014                                           88,237    19.72 to 22.34     $1,876,489               0.00%     0.95% to 1.40%           4.98% to 6.30%

    AMT Mid Cap Intrinsic Value Portfolio
          2018                                           11,106    15.79 to 20.26       $208,610               1.01%     0.95% to 1.40%         -17.34% to -16.08%
          2017                                            6,804    18.90 to 24.14       $155,171               0.56%     0.95% to 1.40%          13.92% to 15.64%
          2016                                           19,451    16.42 to 20.88       $368,313               0.65%     0.95% to 1.40%          13.36% to 15.07%
          2015                                            9,514    15.38 to 18.14       $161,943               0.80%     0.95% to 1.40%         -10.56% to -9.20%
          2014                                           10,779    17.20 to 19.98       $200,847               0.95%     0.95% to 1.40%          11.08% to 12.76%

   Dreyfus Variable Investment Fund
    Appreciation Portfolio
          2018                                           16,514    14.37 to 18.76       $278,795               0.91%     1.30% to 1.90%         -10.50% to -8.59%
          2017                                           27,469    16.06 to 21.00       $505,415               1.29%     1.30% to 1.90%          22.41% to 25.25%
          2016                                           35,122    13.54 to 16.77       $533,985               1.51%     0.85% to 1.45%           4.40% to 6.51%
          2015                                           50,050    12.85 to 15.74       $728,631               1.21%     0.85% to 1.45%          -6.39% to -4.40%
          2014                                           88,382    13.73 to 16.47     $1,330,700               1.29%     0.85% to 1.45%           4.12% to 6.33%

    International Value Portfolio
          2018                                            4,363     6.38 to 7.96         $33,455               1.86%     1.30% to 1.90%         -19.74% to -18.31%
          2017                                            4,403     7.94 to 9.75         $41,407               1.37%     1.30% to 1.90%          23.94% to 26.12%
          2016                                            4,884     6.41 to 7.73         $36,762               2.12%     0.85% to 1.45%          -4.82% to -3.14%
          2015                                            7,574     6.74 to 7.98         $58,580               1.67%     0.85% to 1.45%          -6.18% to -4.52%
          2014                                           11,765     7.18 to 8.36         $94,495               0.75%     0.85% to 1.45%         -12.55% to -11.05%

    Sustainable U.S. Equity Portfolio
          2018                                            1,747    15.44 to 18.21        $29,142               1.60%     1.30% to 1.90%          -7.52% to -6.30%
          2017                                            1,815    16.70 to 19.44        $32,387               0.97%     1.30% to 1.90%          11.59% to 13.05%
          2016                                            1,959    14.96 to 17.19        $31,051               1.01%     0.85% to 1.45%           7.09% to 8.17%
          2015                                            2,117    13.16 to 15.89        $30,058               1.37%     0.85% to 1.45%          -6.92% to -5.09%
          2014                                           12,261    14.14 to 16.89       $194,250               1.12%     0.85% to 1.45%          10.17% to 11.28%

   Direxion Insurance Trust
    HY Bond Fund
          2015                                                -          -                    $0               3.60%     0.85% to 1.45%                n/a
          2014                                            5,763    9.61 to 10.80         $59,048               3.55%     0.85% to 1.45%          -2.96% to -1.64%

   Invesco Van Kampen Variable Insurance Fund
    Growth and Income Portfolio
          2018                                           32,582    13.04 to 16.69       $485,152               1.79%     1.30% to 1.90%         -16.46% to -14.80%
          2017                                           34,885    15.61 to 19.59       $617,019               1.61%     1.30% to 1.90%          10.29% to 12.46%
          2016                                           65,031    14.15 to 17.42     $1,030,227               0.81%     0.85% to 1.45%          15.50% to 17.77%
          2015                                           65,204    12.25 to 14.80       $882,498               1.66%     0.85% to 1.45%          -6.50% to -4.66%
          2014                                          130,386    13.10 to 15.52     $1,839,587               1.42%     0.85% to 1.45%           6.34% to 8.44%

    Value Opportunities Fund
          2018                                            4,958    9.02 to 10.77         $48,247               0.00%     1.30% to 1.90%         -21.79% to -20.68%
          2017                                            5,175    11.53 to 13.57        $64,054               0.01%     1.30% to 1.90%          13.72% to 15.32%
          2016                                            6,035    10.30 to 11.77        $66,332               0.06%     0.85% to 1.45%          14.55% to 15.47%
          2015                                            5,644     8.48 to 9.72         $52,337               2.31%     0.85% to 1.45%         -13.73% to -12.51%
          2014                                            5,948    9.83 to 11.10         $63,294               1.18%     0.85% to 1.45%           2.73% to 4.17%

    American Value Fund
          2018                                            9,272    13.01 to 16.56       $136,422               0.17%     1.30% to 1.90%         -15.92% to -14.30%
          2017                                           14,070    15.48 to 19.32       $247,138               0.52%     1.30% to 1.90%           5.87% to 7.89%
          2016                                           13,022    14.62 to 17.91       $212,113               0.10%     0.85% to 1.45%          11.20% to 13.33%
          2015                                           20,875    13.15 to 16.19       $308,476               0.01%     0.85% to 1.45%         -12.52% to -10.62%
          2014                                           28,868    15.03 to 18.11       $483,229               0.19%     0.85% to 1.45%           5.66% to 7.69%

   Morgan Stanley Variable Institutional Funds
    Emerging Markets Debt Portfolio
          2018                                            7,856    11.78 to 15.67       $104,046               3.87%     1.30% to 1.90%         -10.31% to -8.25%
          2017                                           14,230    13.13 to 17.08       $218,427               4.58%     1.30% to 1.90%           5.77% to 8.17%
          2016                                           10,493    12.42 to 15.21       $144,333               7.34%     0.85% to 1.45%           6.72% to 8.77%
          2015                                           12,520    11.63 to 14.05       $160,927               3.31%     0.85% to 1.45%          -4.62% to -2.74%
          2014                                           39,640    12.20 to 14.70       $523,209               3.91%     0.85% to 1.45%          -0.70% to 1.46%

    Emerging Markets Equity Portfolio
          2018                                           31,845    8.67 to 11.10        $318,320               0.37%     1.30% to 1.90%         -20.37% to -18.79%
          2017                                           31,687    11.02 to 13.91       $398,099               0.64%     1.30% to 1.90%          30.57% to 33.19%
          2016                                           24,003    8.44 to 10.45        $231,227               0.59%     0.85% to 1.45%           3.06% to 5.14%
          2015                                           28,470     8.19 to 9.93        $263,599               0.54%     0.85% to 1.45%         -13.70% to -11.95%
          2014                                           62,911    9.48 to 11.28        $649,239               0.17%     0.85% to 1.45%          -7.75% to -5.88%

    Mid Cap Growth Portfolio
          2018                                            7,254    16.98 to 19.28       $134,709               0.00%     1.30% to 1.90%           7.13% to 8.22%
          2017                                            7,626    15.85 to 18.24       $131,241               0.00%     1.30% to 1.90%          34.38% to 36.00%
          2016                                            8,528    11.80 to 13.41       $108,488               4.96%     0.85% to 1.45%         -11.63% to -10.56%
          2015                                           10,233    13.35 to 15.74       $147,942               0.00%     0.85% to 1.45%          -8.86% to -7.30%
          2014                                           11,903    14.65 to 16.97       $187,032               0.00%     0.85% to 1.45%          -1.27% to -0.08%

    U.S. Real Estate Portfolio
          2018                                           11,829    11.27 to 14.52       $148,599               2.48%     1.30% to 1.90%         -11.20% to -9.39%
          2017                                           13,643    12.69 to 16.31       $191,465               1.44%     1.30% to 1.90%          -0.71% to 1.44%
          2016                                           10,847    12.78 to 16.08       $150,865               0.69%     0.85% to 1.45%           2.83% to 5.07%
          2015                                           20,758    12.43 to 15.30       $287,167               0.95%     0.85% to 1.45%          -1.63% to 0.51%
          2014                                           31,154    12.63 to 15.22       $434,889               0.98%     0.85% to 1.45%          24.92% to 27.63%

   Northern Lights Variable Trust
    Adaptive Allocation Portfolio
          2017                                                -          -                    $0               0.00%     1.30% to 1.90%                n/a
          2016                                          745,164     7.02 to 8.84      $6,287,771               0.00%     0.85% to 1.45%          -2.33% to 0.04%
          2015                                        1,029,234     7.19 to 8.84      $8,739,290               0.00%     0.85% to 1.45%          -9.27% to -7.07%
          2014                                        1,499,409     7.92 to 9.51     $13,797,072               0.00%     0.85% to 1.45%          -4.93% to -2.62%

    Power Income Fund
          2018                                          113,843     9.53 to 9.63      $1,086,635               2.12%     1.15% to 1.35%          -4.62% to -4.42%
          2017                                          121,905    9.98 to 10.08      $1,219,911               0.88%     1.15% to 1.35%           0.75% to 0.95%
          2016                                          119,818     9.93 to 9.98      $1,190,117               0.00%     1.00% to 1.50%           2.97% to 3.18%
          2015                                          180,421     9.65 to 9.67      $1,740,306               2.15%     1.00% to 1.50%          -3.82% to -3.62%
          2014                                          218,038    10.03 to 10.04     $2,186,582               4.18%     1.00% to 1.50%          -2.40% to -2.40%
                                                                                                                                                 -3.58% to -3.58%    ****

    Power Dividend Index Fund
          2018                                        1,438,919     9.69 to 9.72     $13,943,760               1.90%     1.15% to 1.35%          -9.29% to -9.00%
          2017                                          322,095    10.68 to 10.69     $3,439,562               0.05%     1.15% to 1.35%           6.78% to 6.87%

   AB Variable Products Series
    Real Estate Investment Portfolio
          2018                                          140,571    13.69 to 13.81     $1,929,587               1.86%     1.15% to 1.35%          -5.74% to -5.55%
          2017                                          172,352    14.52 to 14.62     $2,507,758               1.61%     1.15% to 1.35%           4.95% to 5.16%
          2016                                          144,991    13.84 to 13.90     $2,009,142               1.34%     1.00% to 1.50%           5.95% to 6.16%
          2015                                           88,680    13.06 to 13.10     $1,159,026               1.41%     1.00% to 1.50%          -0.69% to -0.49%
          2014                                           42,684    13.15 to 13.16       $561,276               2.76%     1.00% to 1.50%          23.28% to 23.28%
                                                                                                                                                  7.99% to 7.99%     ****

    Dynamic Asset Allocation Portfolio
          2018                                           77,253    9.81 to 11.91        $909,782               1.47%     1.15% to 1.35%          -8.60% to -8.41%
          2017                                           53,972    10.73 to 13.01       $695,261               1.82%     1.15% to 1.35%          12.79% to 13.02%
          2016                                           71,596    11.45 to 11.51       $820,963               0.59%     1.00% to 1.50%           1.98% to 2.18%
          2015                                           49,399    11.23 to 11.26       $555,251               0.61%     1.00% to 1.50%          -2.62% to -2.43%
          2014                                           38,665    11.54 to 11.54       $446,013               0.39%     1.00% to 1.50%           2.81% to 2.81%
                                                                                                                                                 -0.06% to -0.06%    ****

    Small Cap Growth Portfolio
          2018                                            2,519    17.80 to 17.96        $44,952               0.00%     1.15% to 1.35%          -2.44% to -2.24%
          2017                                            1,620    18.24 to 18.37        $29,628               0.00%     1.15% to 1.35%          31.99% to 32.26%
          2016                                            2,422    13.82 to 13.89        $33,521               0.00%     1.00% to 1.50%           4.79% to 5.00%
          2015                                            1,821    13.19 to 13.23        $24,020               0.00%     1.00% to 1.50%          -2.86% to -2.66%
          2014                                            1,182    13.58 to 13.59        $16,051               0.00%     1.00% to 1.50%          -3.39% to -3.39%
                                                                                                                                                 -0.25% to -0.25%    ****

    Small Mid Cap Value Portfolio
          2018                                          133,736    9.21 to 16.51      $2,119,867               0.28%     1.15% to 1.35%         -16.44% to -16.27%
          2017                                          111,441    11.01 to 19.72     $2,179,500               0.22%     1.15% to 1.35%          11.34% to 11.56%
          2016                                          115,978    17.59 to 17.68     $2,041,996               0.28%     1.00% to 1.50%          23.12% to 23.37%
          2015                                           89,073    14.29 to 14.33     $1,273,567               0.61%     1.00% to 1.50%          -6.96% to -6.77%
          2014                                           78,710    15.36 to 15.37     $1,208,981               0.64%     1.00% to 1.50%           7.49% to 7.49%
                                                                                                                                                  2.77% to 2.77%     ****

   BlackRock Variable Series Fund, Inc.
    Basic Value Fund
          2018                                          211,050    9.82 to 15.68      $3,248,128               1.62%     1.15% to 1.35%          -9.35% to -9.17%
          2017                                          216,653    10.82 to 17.26     $3,689,563               1.29%     1.15% to 1.35%           6.57% to 6.78%
          2016                                          189,455    16.09 to 16.17     $3,052,926               1.41%     1.00% to 1.50%          16.14% to 16.38%
          2015                                          178,061    13.85 to 13.89     $2,468,815               1.58%     1.00% to 1.50%          -7.41% to -7.22%
          2014                                          118,485    14.96 to 14.97     $1,772,774               1.85%     1.00% to 1.50%           8.16% to 8.16%
                                                                                                                                                  1.11% to 1.11%     ****

    Capital Appreciation Fund
          2018                                           45,391    19.45 to 19.62       $888,609               0.00%     1.15% to 1.35%           0.75% to 0.95%
          2017                                           51,199    19.31 to 19.44       $993,206               0.00%     1.15% to 1.35%          31.17% to 31.43%
          2016                                           50,474    14.72 to 14.79       $745,023               0.00%     1.00% to 1.50%          -1.47% to -1.28%
          2015                                           58,744    14.94 to 14.98       $878,857               0.00%     1.00% to 1.50%           5.18% to 5.39%
          2014                                           29,022    14.20 to 14.21       $412,244               0.00%     1.00% to 1.50%           7.10% to 7.10%
                                                                                                                                                  6.24% to 6.24%     ****

    Equity Dividend Fund
          2018                                          715,081    10.18 to 16.32    $11,414,294               1.86%     1.15% to 1.35%          -8.66% to -8.48%
          2017                                          566,070    11.13 to 17.83     $9,952,277               1.58%     1.15% to 1.35%          14.93% to 15.16%
          2016                                          412,279    15.41 to 15.48     $6,358,296               1.56%     1.00% to 1.50%          14.50% to 14.73%
          2015                                          391,149    13.46 to 13.50     $5,265,632               1.54%     1.00% to 1.50%          -2.15% to -1.95%
          2014                                          250,153    13.75 to 13.76     $3,440,367               1.66%     1.00% to 1.50%           7.60% to 7.60%
                                                                                                                                                  4.05% to 4.05%     ****

    Global Allocation Fund
          2018                                        1,214,224    9.72 to 11.79     $14,193,918               0.87%     1.15% to 1.35%          -8.83% to -8.64%
          2017                                        1,288,463    10.66 to 12.91    $16,525,815               1.32%     1.15% to 1.35%          12.19% to 12.41%
          2016                                        1,245,044    11.42 to 11.48    $14,239,018               1.29%     1.00% to 1.50%           2.41% to 2.62%
          2015                                        1,150,411    11.16 to 11.19    $12,840,808               1.26%     1.00% to 1.50%          -2.33% to -2.13%
          2014                                          638,892    11.42 to 11.43     $7,297,476               3.05%     1.00% to 1.50%           0.57% to 0.57%
                                                                                                                                                 -2.16% to -2.16%    ****

    Advantage Large Cap Core Fund
          2018                                           43,101    17.43 to 17.59       $754,291               1.30%     1.15% to 1.35%          -6.78% to -6.60%
          2017                                           44,002    18.70 to 18.83       $825,109               0.96%     1.15% to 1.35%          20.34% to 20.58%
          2016                                           55,102    15.54 to 15.62       $857,631               0.85%     1.00% to 1.50%           8.78% to 9.00%
          2015                                           68,249    14.29 to 14.33       $975,923               1.03%     1.00% to 1.50%          -1.11% to -0.91%
          2014                                           48,775    14.45 to 14.46       $704,706               1.12%     1.00% to 1.50%          10.57% to 10.57%
                                                                                                                                                  4.84% to 4.84%     ****

    Large Cap Focus Growth Fund
          2018                                          211,066    8.76 to 20.72      $3,549,201               0.00%     1.15% to 1.35%           1.38% to 1.59%
          2017                                          123,956    11.39 to 20.40     $2,428,145               0.00%     1.15% to 1.35%          27.50% to 27.75%
          2016                                           94,271    15.89 to 15.97     $1,500,082               0.47%     1.00% to 1.50%           6.10% to 6.32%
          2015                                           91,489    14.98 to 15.02     $1,370,898               0.38%     1.00% to 1.50%           1.14% to 1.34%
          2014                                           90,522    14.81 to 14.82     $1,340,432               0.63%     1.00% to 1.50%          12.43% to 12.43%
                                                                                                                                                  5.85% to 5.85%     ****

    iShares Alternatives Strategies Fund
          2018                                                -          -                    $0               0.00%     1.15% to 1.35%                n/a
          2017                                          108,680    10.55 to 11.30     $1,223,435               3.03%     1.15% to 1.35%          10.94% to 11.16%
          2016                                           74,957    10.12 to 10.17       $759,535               2.89%     1.00% to 1.50%           4.80% to 5.01%
          2015                                           62,016     9.66 to 9.68        $599,410               3.81%     1.00% to 1.50%          -2.57% to -2.37%
          2014                                           32,696     9.91 to 9.92        $324,078               2.32%     1.00% to 1.50%          -0.90% to -0.81%

    iShares Dynamic Allocation Fund
          2018                                          108,656    10.12 to 10.42     $1,124,633               1.02%     1.15% to 1.35%          -6.46% to -6.27%
          2017                                           60,383    11.04 to 11.12       $667,193               2.15%     1.15% to 1.35%          13.19% to 13.41%
          2016                                           36,958     9.75 to 9.80        $360,655               2.56%     1.00% to 1.50%           4.74% to 4.95%
          2015                                           19,161     9.31 to 9.34        $178,458               3.31%     1.00% to 1.50%          -5.27% to -5.08%
          2014                                            1,033     9.83 to 9.84         $10,152               1.73%     1.00% to 1.50%          -1.69% to -1.60%

    iShares Dynamic Fixed Income Fund
          2018                                                -          -                    $0               0.00%     1.15% to 1.35%                n/a
          2017                                           88,979    10.13 to 10.21       $904,440               2.30%     1.15% to 1.35%           2.21% to 2.42%
          2016                                           52,273     9.92 to 9.97        $519,734               2.28%     1.00% to 1.50%           1.94% to 2.14%
          2015                                           27,156     9.74 to 9.76        $264,776               2.93%     1.00% to 1.50%          -2.80% to -2.60%
          2014                                            6,752    10.02 to 10.02        $67,630               1.42%     1.00% to 1.50%           0.16% to 0.24%

    iShares Equity Appreciation Fund
          2018                                                -          -                    $0               0.00%     1.15% to 1.35%                n/a
          2017                                           36,391    11.23 to 11.48       $416,419               1.76%     1.15% to 1.35%          19.94% to 20.18%
          2016                                           30,920     9.51 to 9.56        $294,935               1.61%     1.00% to 1.50%           7.59% to 7.81%
          2015                                           26,532     8.84 to 8.86        $235,060               3.24%     1.00% to 1.50%          -7.95% to -7.77%
          2014                                            1,290     9.60 to 9.61         $12,399               1.92%     1.00% to 1.50%          -3.97% to -3.88%

    Total Return Portfolio
          2018                                            4,618    10.05 to 10.05        $46,347               0.52%     1.15% to 1.35%           0.48% to 0.48%

    S&P 500 Portfolio
          2018                                           46,953     9.04 to 9.04        $424,266               1.82%     1.15% to 1.35%          -9.64% to -9.64%

   Columbia Variable Portfolio
    Contrarian Core 2 Portfolio
          2018                                          228,249    9.97 to 14.20      $3,121,580               0.00%     1.15% to 1.35%         -10.37% to -10.19%
          2017                                          197,596    11.11 to 15.81     $3,086,917               0.00%     1.15% to 1.35%          19.86% to 20.10%
          2016                                          115,762    13.10 to 13.17     $1,518,631               0.00%     1.00% to 1.50%           6.96% to 7.17%
          2015                                           67,130    12.25 to 12.29       $823,228               0.00%     1.00% to 1.50%           1.36% to 1.56%
          2014                                           20,303    12.09 to 12.10       $245,461               0.00%     1.00% to 1.50%          11.32% to 11.32%
                                                                                                                                                  4.59% to 4.59%     ****

    Dividend Opportunity Portfolio
          2018                                          241,546    10.15 to 12.91     $3,096,000               0.00%     1.15% to 1.35%          -7.27% to -7.09%
          2017                                          250,379    10.94 to 13.89     $3,458,480               0.00%     1.15% to 1.35%          12.60% to 12.82%
          2016                                          241,432    12.26 to 12.31     $2,963,524               0.00%     1.00% to 1.50%          11.89% to 12.11%
          2015                                          197,599    10.95 to 10.98     $2,166,298               0.00%     1.00% to 1.50%          -4.19% to -4.00%
          2014                                          106,754    11.43 to 11.44     $1,220,491               0.00%     1.00% to 1.50%           8.32% to 8.32%
                                                                                                                                                  1.47% to 1.47%     ****

    Emerging Markets Bond Portfolio
          2018                                          706,375    9.52 to 10.76      $7,541,962               4.27%     1.15% to 1.35%          -8.63% to -8.45%
          2017                                          795,122    10.41 to 11.75     $9,287,340               4.56%     1.15% to 1.35%          10.20% to 10.42%
          2016                                          675,007    10.59 to 10.64     $7,158,148               2.42%     1.00% to 1.50%           9.59% to 9.81%
          2015                                          598,801     9.66 to 9.69      $5,791,126               1.39%     1.00% to 1.50%          -2.64% to -2.44%
          2014                                          307,643     9.93 to 9.93      $3,053,703               5.83%     1.00% to 1.50%           0.08% to 0.08%
                                                                                                                                                 -7.40% to -7.40%    ****

    High Yield Portfolio
          2018                                          350,795    11.11 to 11.21     $3,905,408               5.58%     1.15% to 1.35%          -5.29% to -5.10%
          2017                                          395,439    11.73 to 11.81     $4,645,428               5.49%     1.15% to 1.35%           4.75% to 4.96%
          2016                                          383,433    11.20 to 11.25     $4,298,366               6.52%     1.00% to 1.50%          10.16% to 10.38%
          2015                                          238,620    10.16 to 10.19     $2,427,202               4.90%     1.00% to 1.50%          -2.73% to -2.53%
          2014                                           78,613    10.45 to 10.46       $821,501               7.57%     1.00% to 1.50%           2.12% to 2.12%
                                                                                                                                                 -0.91% to -0.91%    ****

    Select Large-Cap Value Portfolio
          2018                                           94,934     9.65 to 9.68        $916,799               0.00%     1.15% to 1.35%         -13.63% to -13.46%
          2017                                           23,737    11.18 to 11.18       $265,359               0.00%     1.15% to 1.35%          11.76% to 11.85%

    Seligman Global Tech Portfolio
          2018                                          103,362     9.77 to 9.80      $1,010,282               0.00%     1.15% to 1.35%          -9.68% to -9.50%
          2017                                           55,511    10.82 to 10.82       $600,465               0.00%     1.15% to 1.35%           8.16% to 8.25%

    US Government Mortgage Portfolio
          2018                                           13,347    9.98 to 10.01        $133,229               3.71%     1.15% to 1.35%           0.23% to 0.43%
          2017                                            2,871     9.96 to 9.97         $28,594               0.05%     1.15% to 1.35%          -0.41% to -0.33%

   DWS Variable Insurance Portfolios
    Equity 500 Index Portfolio
          2018                                          997,493    9.03 to 17.70     $17,052,810               1.55%     1.15% to 1.35%          -6.22% to -6.03%
          2017                                        1,123,273    11.21 to 18.84    $20,848,853               1.35%     1.15% to 1.35%          19.45% to 19.69%
          2016                                          863,561    15.66 to 15.74    $13,556,369               1.49%     1.00% to 1.50%          9.83% to 10.04%
          2015                                          546,480    14.26 to 14.30     $7,806,514               1.50%     1.00% to 1.50%          -0.44% to -0.24%
          2014                                          159,159    14.33 to 14.34     $2,280,681               0.92%     1.00% to 1.50%          11.53% to 11.53%
                                                                                                                                                  4.70% to 4.70%     ****

    Small Cap Index Portfolio
          2018                                          206,848    9.52 to 15.76      $3,215,472               0.70%     1.15% to 1.35%         -12.62% to -12.44%
          2017                                          212,406    10.88 to 18.00     $3,794,397               0.62%     1.15% to 1.35%          12.51% to 12.73%
          2016                                          172,972    15.89 to 15.97     $2,751,551               0.48%     1.00% to 1.50%          19.09% to 19.33%
          2015                                           74,138    13.35 to 13.38       $990,026               0.82%     1.00% to 1.50%          -6.13% to -5.94%
          2014                                           48,095    14.22 to 14.23       $683,787               0.58%     1.00% to 1.50%           3.07% to 3.07%
                                                                                                                                                  5.04% to 5.04%     ****

    Alternative Asset Allocation Portfolio
          2018                                          180,996     9.38 to 9.47      $1,702,929               1.93%     1.15% to 1.35%         -10.57% to -10.39%
          2017                                          206,819    10.49 to 10.56     $2,173,864               2.09%     1.15% to 1.35%           5.58% to 5.79%
          2016                                          216,735     9.94 to 9.98      $2,156,135               2.24%     1.00% to 1.50%           3.58% to 3.79%
          2015                                          187,127     9.59 to 9.62      $1,796,181               2.38%     1.00% to 1.50%          -7.79% to -7.61%
          2014                                           96,748    10.40 to 10.41     $1,006,649               1.05%     1.00% to 1.50%           1.85% to 1.85%
                                                                                                                                                 -2.59% to -2.59%    ****

    Global Small Cap Growth Portfolio
          2018                                           27,251    11.69 to 11.80       $319,339               0.00%     1.15% to 1.35%         -21.81% to -21.65%
          2017                                           35,520    14.95 to 15.06       $531,759               0.00%     1.15% to 1.35%          18.00% to 18.24%
          2016                                           35,153    12.67 to 12.73       $445,792               0.12%     1.00% to 1.50%          -0.02% to 0.18%
          2015                                           36,486    12.68 to 12.71       $462,641               0.77%     1.00% to 1.50%          -0.49% to -0.29%
          2014                                           39,237    12.74 to 12.75       $499,816               0.56%     1.00% to 1.50%          -5.61% to -5.61%
                                                                                                                                                 -4.49% to -4.49%    ****

    Small Mid Cap Value Portfolio
          2018                                          357,713    8.78 to 13.87      $4,793,463               1.06%     1.15% to 1.35%         -17.45% to -17.29%
          2017                                          314,554    10.63 to 16.77     $5,149,941               0.28%     1.15% to 1.35%           8.66% to 8.88%
          2016                                          146,442    15.33 to 15.40     $2,247,799               0.13%     1.00% to 1.50%          14.91% to 15.14%
          2015                                           48,283    13.34 to 13.38       $644,555               0.00%     1.00% to 1.50%          -3.52% to -3.33%
          2014                                           28,807    13.83 to 13.84       $398,389               0.36%     1.00% to 1.50%           3.68% to 3.68%
                                                                                                                                                  1.57% to 1.57%     ****

    CROCI US Portfolio
          2018                                           19,556    12.94 to 13.06       $253,619               2.31%     1.15% to 1.35%         -11.91% to -11.74%
          2017                                           21,525    11.20 to 14.79       $316,728               1.12%     1.15% to 1.35%          20.81% to 21.06%
          2016                                           23,732    12.16 to 12.22       $288,948               0.65%     1.00% to 1.50%          -5.90% to -5.71%
          2015                                           23,556    12.92 to 12.96       $304,610               1.29%     1.00% to 1.50%          -8.41% to -8.23%
          2014                                           19,772    14.11 to 14.12       $279,043               0.61%     1.00% to 1.50%           8.88% to 8.88%
                                                                                                                                                  1.80% to 1.80%     ****

   Eaton Vance Variable Trust
    Floating Rate Income Portfolio
          2018                                        2,114,685    9.98 to 11.24     $23,552,140               3.82%     1.15% to 1.35%          -1.42% to -1.22%
          2017                                        1,856,159    10.12 to 11.38    $20,976,134               3.38%     1.15% to 1.35%           2.04% to 2.25%
          2016                                        1,700,502    11.07 to 11.13    $18,840,585               3.28%     1.00% to 1.50%           7.48% to 7.70%
          2015                                        1,426,824    10.30 to 10.33    $14,703,965               3.40%     1.00% to 1.50%          -2.32% to -2.12%
          2014                                        1,006,997    10.55 to 10.56    $10,620,177               3.30%     1.00% to 1.50%          -0.78% to -0.78%
                                                                                                                                                 -1.34% to -1.34%    ****

    Large-Cap Value Portfolio
          2017                                                -          -                    $0               0.00%     1.15% to 1.35%                n/a
          2016                                           47,061    15.90 to 15.98       $750,069               0.00%     1.00% to 1.50%           7.61% to 7.82%
          2015                                           44,206    14.78 to 14.82       $654,032               0.40%     1.00% to 1.50%          -2.55% to -2.36%
          2014                                           34,445    15.17 to 15.18       $522,404               0.00%     1.00% to 1.50%          12.90% to 12.90%
                                                                                                                                                  1.95% to 1.95%     ****

    Bond Initial Portfolio
          2016                                                -          -                    $0               4.69%     1.00% to 1.50%                n/a
          2015                                            2,553     8.83 to 8.84         $22,548               0.56%     1.00% to 1.50%           2.10% to 2.31%

   First Investors Life Series
    Total Return Portfolio
          2018                                           27,433    11.25 to 11.35       $308,840               0.00%     1.15% to 1.35%          -8.90% to -8.72%
          2017                                           35,458    12.35 to 12.44       $438,039               0.00%     1.15% to 1.35%          10.26% to 10.48%
          2016                                           34,523    11.20 to 11.26       $386,775               0.00%     1.00% to 1.50%           5.19% to 5.40%
          2015                                           24,513    10.65 to 10.68       $261,063               0.00%     1.00% to 1.50%          -2.93% to -2.74%
          2014                                           17,114    10.97 to 10.98       $187,774               0.00%     1.00% to 1.50%           4.54% to 4.54%
                                                                                                                                                  1.08% to 1.08%     ****

    International Portfolio
          2018                                          102,830    11.21 to 11.31     $1,155,473               0.76%     1.15% to 1.35%         -13.34% to -13.17%
          2017                                           86,661    12.94 to 13.02     $1,122,163               0.51%     1.15% to 1.35%          31.19% to 31.45%
          2016                                           23,070     9.86 to 9.91        $228,048               0.92%     1.00% to 1.50%          -5.49% to -5.30%
          2015                                           13,312    10.43 to 10.46       $139,055               0.88%     1.00% to 1.50%           2.10% to 2.31%
          2014                                           10,415    10.22 to 10.23       $106,431               0.57%     1.00% to 1.50%           1.01% to 1.01%
                                                                                                                                                 -5.46% to -5.46%    ****

    Opportunity Fund
          2018                                        1,000,414    9.25 to 10.52     $10,459,941               0.57%     1.15% to 1.35%         -16.52% to -16.36%
          2017                                        1,113,124    11.07 to 12.58    $13,938,681               0.61%     1.15% to 1.35%          17.41% to 17.64%
          2016                                        1,026,650    10.64 to 10.69    $10,950,110               0.38%     1.00% to 1.50%           6.80% to 7.02%
          2015                                          748,886     9.96 to 9.99      $7,471,944               0.10%     1.00% to 1.50%          -2.14% to -1.95%
          2014                                          170,996    10.18 to 10.19     $1,741,472               0.00%     1.00% to 1.50%           1.83% to 1.91%

    Covered Call Strategy Portfolio
          2018                                           11,254     9.30 to 9.33        $104,813               0.92%     1.15% to 1.35%         -11.20% to -11.02%
          2017                                            2,960    10.48 to 10.48        $31,030               0.00%     1.15% to 1.35%           4.82% to 4.82%

   Franklin Templeton Variable Insurance Products Trust
    Mutual Shares Fund
          2018                                          432,164    9.21 to 14.61      $6,165,205               2.55%     1.15% to 1.35%         -10.29% to -10.11%
          2017                                          456,919    10.26 to 16.25     $7,290,214               2.41%     1.15% to 1.35%           6.90% to 7.11%
          2016                                          407,247    15.10 to 15.18     $6,156,063               2.06%     1.00% to 1.50%          14.50% to 14.73%
          2015                                          404,864    13.19 to 13.23     $5,342,250               3.26%     1.00% to 1.50%          -6.21% to -6.02%
          2014                                          306,112    14.06 to 14.07     $4,305,078               2.09%     1.00% to 1.50%           5.69% to 5.69%
                                                                                                                                                 -0.87% to -0.87%    ****

    Income Fund
          2018                                        1,573,866    9.94 to 12.51     $19,446,807               5.00%     1.15% to 1.35%          -5.59% to -5.40%
          2017                                        1,609,697    10.52 to 13.22    $21,122,939               4.29%     1.15% to 1.35%           8.21% to 8.42%
          2016                                        1,283,929    12.14 to 12.20    $15,598,217               4.75%     1.00% to 1.50%          12.49% to 12.72%
          2015                                        1,233,872    10.79 to 10.82    $13,318,885               4.81%     1.00% to 1.50%          -8.30% to -8.12%
          2014                                          897,186    11.77 to 11.78    $10,556,896               4.93%     1.00% to 1.50%           3.21% to 3.21%
                                                                                                                                                 -4.25% to -4.25%    ****

    Global Bond Fund
          2018                                        2,817,880    9.78 to 10.50     $29,381,151               0.00%     1.15% to 1.35%           0.56% to 0.77%
          2017                                        2,678,138    9.72 to 10.42     $27,761,595               0.00%     1.15% to 1.35%           0.56% to 0.76%
          2016                                        2,456,441    10.30 to 10.35    $25,322,604               0.00%     1.00% to 1.50%           1.56% to 1.76%
          2015                                        2,154,162    10.14 to 10.17    $21,853,275               7.94%     1.00% to 1.50%          -5.59% to -5.40%
          2014                                        1,283,404    10.74 to 10.75    $13,781,629               4.73%     1.00% to 1.50%           0.47% to 0.47%
                                                                                                                                                 -2.12% to -2.12%    ****

    Foreign Fund
          2018                                        3,118,506    9.01 to 10.59     $32,674,138               2.79%     1.15% to 1.35%         -16.58% to -16.41%
          2017                                        2,912,676    10.80 to 12.67    $36,631,813               2.53%     1.15% to 1.35%          15.13% to 15.36%
          2016                                        2,526,994    10.93 to 10.98    $27,653,297               1.86%     1.00% to 1.50%           5.74% to 5.95%
          2015                                        2,228,631    10.34 to 10.36    $23,048,927               3.56%     1.00% to 1.50%          -7.75% to -7.56%
          2014                                        1,314,858    11.20 to 11.21    $14,731,013               1.88%     1.00% to 1.50%         -12.32% to -12.32%
                                                                                                                                                -13.73% to -13.73%   ****

    Developing Markets Fund
          2018                                          379,649     9.23 to 9.94      $3,508,427               0.90%     1.15% to 1.35%         -16.93% to -16.76%
          2017                                          388,010    11.11 to 11.95     $4,314,059               0.96%     1.15% to 1.35%          38.53% to 38.81%
          2016                                          432,533     8.02 to 8.06      $3,469,945               0.82%     1.00% to 1.50%          15.87% to 16.10%
          2015                                          501,762     6.92 to 6.94      $3,473,231               2.12%     1.00% to 1.50%         -20.68% to -20.52%
          2014                                          473,467     8.73 to 8.73      $4,131,536               1.81%     1.00% to 1.50%          -9.62% to -9.62%
                                                                                                                                                -11.37% to -11.37%   ****

    Mutual Global Discovery Fund
          2018                                          480,829    9.00 to 13.19      $6,229,211               2.51%     1.15% to 1.35%         -12.42% to -12.24%
          2017                                          466,679    10.27 to 15.03     $6,911,351               1.98%     1.15% to 1.35%           7.15% to 7.36%
          2016                                          393,100    13.93 to 14.00     $5,481,837               1.64%     1.00% to 1.50%          10.67% to 10.89%
          2015                                          386,529    12.59 to 12.63     $4,868,616               3.10%     1.00% to 1.50%          -4.94% to -4.75%
          2014                                          222,917    13.24 to 13.26     $2,952,407               2.60%     1.00% to 1.50%           4.29% to 4.29%
                                                                                                                                                 -1.29% to -1.29%    ****

    Rising Dividends Fund
          2018                                          957,635    10.49 to 17.76    $16,561,268               1.25%     1.15% to 1.35%          -6.35% to -6.17%
          2017                                          889,587    11.19 to 18.92    $16,482,913               1.51%     1.15% to 1.35%          18.95% to 19.18%
          2016                                          802,219    15.80 to 15.88    $12,689,207               1.37%     1.00% to 1.50%          14.49% to 14.72%
          2015                                          737,215    13.80 to 13.84    $10,180,012               1.48%     1.00% to 1.50%          -4.94% to -4.75%
          2014                                          534,465    14.52 to 14.53     $7,760,512               1.25%     1.00% to 1.50%           7.26% to 7.26%
                                                                                                                                                  5.05% to 5.05%     ****

   Ivy Variable Insurance Portfolios
    Asset Strategy Portfolio
          2018                                          372,092    10.27 to 11.42     $4,214,265               1.81%     1.15% to 1.35%          -6.71% to -6.53%
          2017                                          440,494    11.00 to 12.22     $5,348,248               1.54%     1.15% to 1.35%          16.69% to 16.92%
          2016                                          503,731    10.40 to 10.45     $5,242,709               0.59%     1.00% to 1.50%          -3.87% to -3.68%
          2015                                          621,597    10.82 to 10.85     $6,727,485               0.38%     1.00% to 1.50%          -9.58% to -9.39%
          2014                                          484,454    11.96 to 11.97     $5,795,965               0.56%     1.00% to 1.50%          -6.54% to -6.54%
                                                                                                                                                 -4.98% to -4.98%    ****

    Balanced Portfolio
          2018                                          514,254    10.04 to 13.49     $6,889,458               1.73%     1.15% to 1.35%          -4.54% to -4.35%
          2017                                          581,661    14.01 to 14.11     $8,161,913               1.53%     1.15% to 1.35%          9.88% to 10.10%
          2016                                          634,134    12.75 to 12.81     $8,093,987               1.65%     1.00% to 1.50%           0.66% to 0.86%
          2015                                          491,534    12.67 to 12.70     $6,229,719               0.94%     1.00% to 1.50%          -1.66% to -1.47%
          2014                                          351,408    12.88 to 12.89     $4,526,968               0.70%     1.00% to 1.50%           6.13% to 6.13%
                                                                                                                                                  2.96% to 2.96%     ****

    Global Equity Income Portfolio
          2018                                           74,837    14.42 to 14.55     $1,082,235               1.68%     1.15% to 1.35%         -12.87% to -12.69%
          2017                                           79,487    16.55 to 16.66     $1,318,325               1.40%     1.15% to 1.35%          14.02% to 14.24%
          2016                                           82,249    14.52 to 14.59     $1,195,551               1.18%     1.00% to 1.50%           5.52% to 5.73%
          2015                                           78,561    13.76 to 13.80     $1,081,568               1.12%     1.00% to 1.50%          -3.37% to -3.18%
          2014                                           41,956    14.24 to 14.25       $597,328               0.83%     1.00% to 1.50%           8.37% to 8.37%
                                                                                                                                                  3.35% to 3.35%     ****

    Energy Portfolio
          2018                                          190,088     5.66 to 6.58      $1,082,284               0.00%     1.15% to 1.35%         -35.03% to -34.90%
          2017                                          161,100    8.71 to 10.12      $1,410,594               0.62%     1.15% to 1.35%         -13.81% to -13.64%
          2016                                          175,858    10.11 to 10.16     $1,779,688               0.12%     1.00% to 1.50%          32.75% to 33.01%
          2015                                          112,030     7.62 to 7.64        $853,638               0.07%     1.00% to 1.50%         -23.19% to -23.03%
          2014                                           64,935     9.92 to 9.92        $643,909               0.00%     1.00% to 1.50%         -11.76% to -11.76%
                                                                                                                                                -23.39% to -23.39%   ****

    Global Bond Portfolio
          2018                                           95,333    9.99 to 10.35        $981,104               2.91%     1.15% to 1.35%          -1.52% to -1.32%
          2017                                           77,606    10.42 to 10.49       $811,142               2.59%     1.15% to 1.35%           2.87% to 3.08%
          2016                                           71,482    10.13 to 10.18       $725,672               3.36%     1.00% to 1.50%           5.60% to 5.81%
          2015                                           63,837     9.59 to 9.62        $613,047               3.34%     1.00% to 1.50%          -3.96% to -3.77%
          2014                                           35,851    9.99 to 10.00        $358,067               1.19%     1.00% to 1.50%          -1.16% to -1.16%
                                                                                                                                                 -3.71% to -3.71%    ****

    Natural Resources Portfolio
          2018                                          105,251     5.82 to 8.24        $615,557               0.35%     1.15% to 1.35%         -24.27% to -24.11%
          2017                                          117,999    7.69 to 10.87        $909,763               0.11%     1.15% to 1.35%           1.59% to 1.79%
          2016                                           69,065     7.57 to 7.60        $522,924               0.64%     1.00% to 1.50%          22.15% to 22.39%
          2015                                           52,044     6.20 to 6.21        $322,490               0.09%     1.00% to 1.50%         -23.44% to -23.28%
          2014                                           20,134     8.09 to 8.10        $162,913               0.00%     1.00% to 1.50%         -14.20% to -14.20%
                                                                                                                                                -23.38% to -23.38%   ****

    Growth Portfolio
          2018                                          124,310    11.57 to 20.79     $2,540,547               0.04%     1.15% to 1.35%           0.90% to 1.11%
          2017                                          129,658    20.42 to 20.56     $2,652,657               0.26%     1.15% to 1.35%          27.61% to 27.86%
          2016                                          133,831    16.00 to 16.08     $2,144,618               0.02%     1.00% to 1.50%          -0.13% to 0.07%
          2015                                          146,041    16.02 to 16.07     $2,341,385               0.08%     1.00% to 1.50%           5.73% to 5.94%
          2014                                           47,594    15.15 to 15.17       $721,212               0.40%     1.00% to 1.50%          10.31% to 10.31%
                                                                                                                                                  4.00% to 4.00%     ****

    High Income Portfolio
          2018                                        1,130,464    9.89 to 11.31     $12,671,462               6.74%     1.15% to 1.35%          -3.43% to -3.24%
          2017                                        1,236,981    10.23 to 11.69    $14,372,995               5.31%     1.15% to 1.35%           5.25% to 5.46%
          2016                                        1,217,081    11.03 to 11.08    $13,439,253               7.44%     1.00% to 1.50%          14.63% to 14.86%
          2015                                        1,170,391     9.62 to 9.65     $11,269,359               6.76%     1.00% to 1.50%          -7.76% to -7.57%
          2014                                          714,927    10.43 to 10.44     $7,458,516               4.18%     1.00% to 1.50%           0.54% to 0.54%
                                                                                                                                                 -3.01% to -3.01%    ****

    International Core Equity Portfolio
          2018                                          531,206    8.95 to 12.01      $6,287,420               1.66%     1.15% to 1.35%         -18.92% to -18.76%
          2017                                          445,061    11.03 to 14.78     $6,533,485               1.35%     1.15% to 1.35%          21.51% to 21.75%
          2016                                          385,765    12.08 to 12.14     $4,670,742               1.27%     1.00% to 1.50%          -0.27% to -0.07%
          2015                                          357,385    12.12 to 12.15     $4,334,675               1.24%     1.00% to 1.50%          -2.27% to -2.07%
          2014                                          171,530    12.40 to 12.41     $2,126,792               2.22%     1.00% to 1.50%           0.08% to 0.08%
                                                                                                                                                 -6.24% to -6.24%    ****

    Global Growth Portfolio
          2018                                           45,540    10.36 to 13.80       $619,413               0.50%     1.15% to 1.35%          -7.53% to -7.35%
          2017                                           52,970    11.20 to 14.90       $778,903               0.05%     1.15% to 1.35%          22.86% to 23.10%
          2016                                           55,479    12.04 to 12.10       $669,188               0.23%     1.00% to 1.50%          -4.34% to -4.15%
          2015                                           53,313    12.59 to 12.63       $671,921               0.46%     1.00% to 1.50%           2.01% to 2.21%
          2014                                           26,733    12.34 to 12.35       $330,043               2.08%     1.00% to 1.50%          -0.40% to -0.40%
                                                                                                                                                 -4.40% to -4.40%    ****

    Mid Cap Growth Portfolio
          2018                                          317,576    11.37 to 16.59     $5,076,728               0.00%     1.15% to 1.35%          -1.41% to -1.21%
          2017                                          184,153    11.52 to 16.80     $3,077,186               0.00%     1.15% to 1.35%          25.20% to 25.45%
          2016                                          188,033    13.32 to 13.39     $2,511,391               0.00%     1.00% to 1.50%           4.69% to 4.90%
          2015                                          177,600    12.73 to 12.76     $2,262,503               0.00%     1.00% to 1.50%          -7.04% to -6.86%
          2014                                           90,014    13.69 to 13.70     $1,232,452               0.00%     1.00% to 1.50%           6.42% to 6.42%
                                                                                                                                                  5.39% to 5.39%     ****

    Science and Technology Portfolio
          2018                                          352,721    10.75 to 19.99     $6,792,018               0.00%     1.15% to 1.35%          -6.51% to -6.32%
          2017                                          281,262    11.49 to 21.34     $5,900,528               0.00%     1.15% to 1.35%          30.35% to 30.61%
          2016                                          276,852    16.26 to 16.34     $4,507,672               0.00%     1.00% to 1.50%           0.18% to 0.38%
          2015                                          284,435    16.23 to 16.28     $4,619,740               0.00%     1.00% to 1.50%          -4.18% to -3.99%
          2014                                          180,090    16.94 to 16.95     $3,050,500               0.00%     1.00% to 1.50%           1.53% to 1.53%
                                                                                                                                                 -1.06% to -1.06%    ****

    Small Cap Growth Portfolio
          2018                                          288,571    10.67 to 15.11     $4,274,134               0.35%     1.15% to 1.35%          -5.41% to -5.22%
          2017                                          194,088    11.27 to 15.94     $3,074,994               0.00%     1.15% to 1.35%          21.47% to 21.71%
          2016                                          179,990    13.04 to 13.10     $2,349,692               0.00%     1.00% to 1.50%           1.53% to 1.74%
          2015                                          266,024    12.84 to 12.88     $3,417,705               0.00%     1.00% to 1.50%           0.52% to 0.72%
          2014                                           65,508    12.77 to 12.78       $836,817               0.00%     1.00% to 1.50%           0.23% to 0.23%
                                                                                                                                                  1.88% to 1.88%     ****

    Small Cap Core Portfolio
          2018                                          586,335    9.61 to 17.34      $9,753,034               0.13%     1.15% to 1.35%         -11.69% to -11.52%
          2017                                          541,759    10.88 to 19.60    $10,437,705               0.00%     1.15% to 1.35%          12.21% to 12.43%
          2016                                          483,311    17.35 to 17.43     $8,394,405               0.35%     1.00% to 1.50%          27.15% to 27.40%
          2015                                          439,596    13.64 to 13.68     $6,000,932               0.09%     1.00% to 1.50%          -6.85% to -6.66%
          2014                                          274,972    14.65 to 14.66     $4,027,415               0.08%     1.00% to 1.50%           5.61% to 5.61%
                                                                                                                                                  3.28% to 3.28%     ****

   Lazard Retirement Series, Inc.
    International Equity Portfolio
          2018                                           70,375    11.50 to 11.60       $809,568               1.71%     1.15% to 1.35%         -15.07% to -14.90%
          2017                                           65,805    11.17 to 13.63       $885,891               2.99%     1.15% to 1.35%          20.70% to 20.94%
          2016                                           44,380    11.22 to 11.27       $498,073               1.41%     1.00% to 1.50%          -5.57% to -5.38%
          2015                                           37,812    11.88 to 11.91       $449,276               1.85%     1.00% to 1.50%           0.38% to 0.58%
          2014                                           27,638    11.84 to 11.85       $327,108               3.02%     1.00% to 1.50%          -5.49% to -5.49%
                                                                                                                                                 -6.92% to -6.92%    ****

    Global Dynamic Multi Asset Portfolio
          2018                                          113,874    10.26 to 13.25     $1,480,104               1.29%     1.15% to 1.35%          -7.83% to -7.64%
          2017                                          131,444    11.12 to 14.34     $1,875,157               0.00%     1.15% to 1.35%          18.92% to 19.15%
          2016                                          150,612    11.98 to 12.04     $1,806,575               0.27%     1.00% to 1.50%           1.92% to 2.12%
          2015                                          133,198    11.75 to 11.79     $1,566,486               0.00%     1.00% to 1.50%          -1.78% to -1.58%
          2014                                           46,584    11.97 to 11.98       $557,441               1.02%     1.00% to 1.50%           1.32% to 1.32%
                                                                                                                                                 -1.48% to -1.48%    ****

   Legg Mason Partners Variable Equity Trust
    Western Asset Variable Global High Yield Bond Portfolio
          2018                                           62,143    9.72 to 12.02        $740,055               4.80%     1.15% to 1.35%          -5.46% to -5.27%
          2017                                           59,840    12.60 to 12.69       $755,250               6.81%     1.15% to 1.35%           6.98% to 7.19%
          2016                                           26,707    11.78 to 11.84       $314,704               5.41%     1.00% to 1.50%          13.81% to 14.04%
          2015                                           30,042    10.35 to 10.38       $310,926               6.05%     1.00% to 1.50%          -7.34% to -7.15%
          2014                                           29,499    11.17 to 11.18       $329,482               5.28%     1.00% to 1.50%          -2.83% to -2.83%
                                                                                                                                                 -7.03% to -7.03%    ****

    ClearBridge Variable Mid Cap Portfolio
          2018                                          466,070    9.21 to 15.43      $6,854,418               0.23%     1.15% to 1.35%         -13.98% to -13.80%
          2017                                          313,410    10.69 to 17.91     $5,378,396               0.23%     1.15% to 1.35%          11.04% to 11.27%
          2016                                          181,020    16.01 to 16.09     $2,901,900               0.31%     1.00% to 1.50%           7.65% to 7.86%
          2015                                           99,349    14.88 to 14.92     $1,478,949               0.06%     1.00% to 1.50%           0.62% to 0.82%
          2014                                           51,075    14.79 to 14.80       $755,188               0.14%     1.00% to 1.50%           6.38% to 6.38%
                                                                                                                                                  3.18% to 3.18%     ****

    ClearBridge Variable Dividend Strategy Portfolio
          2018                                          658,506    10.46 to 16.38    $10,619,124               1.49%     1.15% to 1.35%          -6.28% to -6.09%
          2017                                          662,445    11.15 to 17.44    $11,393,886               1.71%     1.15% to 1.35%          17.42% to 17.65%
          2016                                          354,854    14.75 to 14.82     $5,241,368               1.78%     1.00% to 1.50%          13.24% to 13.47%
          2015                                          143,810    13.03 to 13.06     $1,874,380               2.56%     1.00% to 1.50%          -5.72% to -5.53%
          2014                                           35,094    13.82 to 13.83       $484,881               2.84%     1.00% to 1.50%          11.96% to 11.96%
                                                                                                                                                  5.35% to 5.35%     ****

    ClearBridge Variable Small Cap Growth Portfolio
          2018                                          185,364    11.61 to 18.15     $3,162,135               0.00%     1.15% to 1.35%           1.82% to 2.02%
          2017                                          134,260    11.39 to 17.79     $2,265,491               0.00%     1.15% to 1.35%          22.25% to 22.50%
          2016                                           84,481    14.45 to 14.52     $1,221,861               0.00%     1.00% to 1.50%           4.12% to 4.33%
          2015                                           71,634    13.88 to 13.92       $994,587               0.00%     1.00% to 1.50%          -5.87% to -5.68%
          2014                                           37,377    14.75 to 14.76       $551,130               0.00%     1.00% to 1.50%           2.39% to 2.39%
                                                                                                                                                  6.54% to 6.54%     ****

    ClearBridge Variable Aggressive Growth Portfolio
          2018                                           93,311     9.47 to 9.57        $887,811               0.53%     1.15% to 1.35%          -9.80% to -9.62%
          2017                                           51,539    10.49 to 10.59       $543,603               0.25%     1.15% to 1.35%          14.44% to 14.66%
          2016                                           60,450     9.21 to 9.24        $557,403               0.68%     1.00% to 1.50%          -0.42% to -0.22%
          2015                                            9,395     9.25 to 9.26         $86,893               0.13%     1.00% to 1.50%          -7.51% to -7.44%

    Western Asset Variable Core Bond Plus Portfolio
          2018                                        5,466,343    9.87 to 10.19     $55,352,016               4.03%     1.15% to 1.35%          -3.95% to -3.76%
          2017                                        3,804,443    10.27 to 10.59    $40,107,702               4.66%     1.15% to 1.35%           4.28% to 4.49%
          2016                                        1,881,488    10.11 to 10.14    $19,033,799               3.03%     1.00% to 1.50%           2.78% to 2.98%
          2015                                          622,685     9.83 to 9.84      $6,125,766               2.12%     1.00% to 1.50%          -1.66% to -1.57%

    ClearBridge Variable Large Cap Growth Portfolio
          2018                                          797,763    10.75 to 10.78     $8,584,085               0.20%     1.15% to 1.35%          -1.57% to -1.37%
          2017                                          331,712    10.92 to 10.93     $3,624,472               0.25%     1.15% to 1.35%           9.24% to 9.33%

   QS Legg Mason Partners Variable Income Trust
    Dynamic Multi Strategy VIT Portfolio
          2018                                           36,407    11.59 to 11.70       $422,692               1.61%     1.15% to 1.35%          -8.50% to -8.32%
          2017                                           36,766    12.67 to 12.76       $466,372               1.19%     1.15% to 1.35%          12.29% to 12.52%
          2016                                           42,379    11.28 to 11.34       $478,564               0.89%     1.00% to 1.50%          -1.81% to -1.61%
          2015                                           45,107    11.49 to 11.52       $518,540               1.04%     1.00% to 1.50%          -6.71% to -6.52%
          2014                                           24,420    12.32 to 12.33       $300,794               2.31%     1.00% to 1.50%           4.95% to 4.95%
                                                                                                                                                  0.22% to 0.22%     ****

   Pioneer Variable Contracts Trust
    Fund Portfolio
          2018                                           32,752    17.74 to 17.90       $582,979               0.81%     1.15% to 1.35%          -3.06% to -2.87%
          2017                                           39,852    18.30 to 18.43       $730,502               1.24%     1.15% to 1.35%          19.73% to 19.97%
          2016                                           29,422    15.28 to 15.36       $449,977               1.58%     1.00% to 1.50%           8.15% to 8.36%
          2015                                           26,135    14.13 to 14.17       $369,521               0.76%     1.00% to 1.50%          -1.71% to -1.51%
          2014                                           16,267    14.38 to 14.39       $233,887               0.94%     1.00% to 1.50%           9.29% to 9.29%
                                                                                                                                                  3.94% to 3.94%     ****

    Bond Portfolio
          2018                                        3,700,802    9.92 to 11.11     $40,731,920               3.08%     1.15% to 1.35%          -2.33% to -2.13%
          2017                                        3,303,690    10.15 to 11.35    $37,259,655               2.57%     1.15% to 1.35%           2.26% to 2.46%
          2016                                        2,639,090    11.03 to 11.08    $29,147,631               2.51%     1.00% to 1.50%           2.53% to 2.73%
          2015                                        2,337,602    10.75 to 10.78    $25,163,445               3.00%     1.00% to 1.50%          -1.27% to -1.07%
          2014                                          655,792    10.89 to 10.90     $7,142,163               2.97%     1.00% to 1.50%           4.37% to 4.37%
                                                                                                                                                  0.76% to 0.76%     ****

    Strategic Income Portfolio
          2018                                        1,079,709    9.86 to 11.19     $11,954,464               3.03%     1.15% to 1.35%          -3.26% to -3.06%
          2017                                        1,054,538    10.18 to 11.54    $12,081,157               3.32%     1.15% to 1.35%           3.34% to 3.55%
          2016                                          838,274    11.09 to 11.14     $9,306,527               3.24%     1.00% to 1.50%           5.88% to 6.10%
          2015                                          781,495    10.47 to 10.50     $8,190,076               3.09%     1.00% to 1.50%          -2.84% to -2.65%
          2014                                          455,032    10.78 to 10.79     $4,904,885               3.43%     1.00% to 1.50%           2.32% to 2.32%
                                                                                                                                                 -1.42% to -1.42%    ****

    Equity Income Portfolio
          2018                                          614,602    9.98 to 17.45     $10,079,474               2.41%     1.15% to 1.35%         -10.00% to -9.82%
          2017                                          455,042    11.08 to 19.35     $8,561,884               1.50%     1.15% to 1.35%          13.64% to 13.86%
          2016                                          259,241    16.91 to 17.00     $4,390,812               1.91%     1.00% to 1.50%          17.92% to 18.16%
          2015                                          171,611    14.34 to 14.38     $2,463,478               1.94%     1.00% to 1.50%          -1.12% to -0.92%
          2014                                           81,762    14.51 to 14.52     $1,186,117               2.93%     1.00% to 1.50%          11.25% to 11.25%
                                                                                                                                                  6.30% to 6.30%     ****

    High Yield Portfolio
          2018                                           97,997    12.23 to 12.34     $1,201,429               4.50%     1.15% to 1.35%          -5.24% to -5.05%
          2017                                          112,617    10.22 to 13.00     $1,455,901               4.21%     1.15% to 1.35%           5.57% to 5.79%
          2016                                          120,292    12.23 to 12.28     $1,472,228               5.91%     1.00% to 1.50%          12.24% to 12.47%
          2015                                          110,931    10.89 to 10.92     $1,209,090               8.37%     1.00% to 1.50%          -5.52% to -5.34%
          2014                                           99,735    11.53 to 11.54     $1,150,179               5.81%     1.00% to 1.50%          -1.64% to -1.64%
                                                                                                                                                 -5.25% to -5.25%    ****

   Prudential Series Funds
    Jennison 20/20 Focus Portfolio
          2018                                           17,915    16.16 to 16.16       $289,459               0.00%     1.15% to 1.35%          -6.99% to -6.99%
          2017                                           22,159    17.37 to 17.37       $384,968               0.00%     1.15% to 1.35%          28.01% to 28.01%
          2016                                           31,278    13.57 to 13.57       $424,475               0.00%     1.00% to 1.50%          -0.13% to -0.13%
          2015                                           24,259    13.59 to 13.63       $329,648               0.00%     1.00% to 1.50%           4.44% to 4.65%
          2014                                           24,296    13.01 to 13.02       $316,101               0.00%     1.00% to 1.50%           5.27% to 5.27%
                                                                                                                                                 -0.16% to -0.16%    ****

    Natural Resources Portfolio
          2018                                          102,833     4.90 to 8.70        $512,795               0.00%     1.15% to 1.35%         -19.52% to -19.36%
          2017                                          131,552    6.09 to 10.79        $811,491               0.00%     1.15% to 1.35%          -1.86% to -1.67%
          2016                                          124,593     6.21 to 6.24        $774,486               0.00%     1.00% to 1.50%          23.15% to 23.39%
          2015                                           79,298     5.04 to 5.05        $399,943               0.00%     1.00% to 1.50%         -29.45% to -29.30%
          2014                                           50,008     7.14 to 7.15        $357,247               0.00%     1.00% to 1.50%         -21.27% to -21.27%
                                                                                                                                                -31.03% to -31.03%   ****

    SP Prudential US Emerging Growth Portfolio
          2018                                           28,107    14.89 to 15.02       $419,675               0.00%     1.15% to 1.35%          -9.41% to -9.23%
          2017                                           25,997    16.44 to 16.55       $428,302               0.00%     1.15% to 1.35%          20.31% to 20.55%
          2016                                           28,099    13.66 to 13.73       $384,418               0.00%     1.00% to 1.50%           2.42% to 2.62%
          2015                                           33,419    13.34 to 13.38       $446,008               0.00%     1.00% to 1.50%          -4.04% to -3.85%
          2014                                           34,789    13.90 to 13.91       $483,580               0.00%     1.00% to 1.50%           7.69% to 7.69%
                                                                                                                                                  6.17% to 6.17%     ****

   Royce Capital Fund
    Micro-Cap Portfolio
          2018                                           44,262    9.91 to 10.00        $439,782               0.00%     1.15% to 1.35%         -10.51% to -10.33%
          2017                                           46,074    10.44 to 11.15       $511,189               0.55%     1.15% to 1.35%           3.61% to 3.82%
          2016                                           44,814    10.68 to 10.74       $479,544               0.51%     1.00% to 1.50%          17.77% to 18.01%
          2015                                           46,010     9.07 to 9.10        $417,664               0.00%     1.00% to 1.50%         -13.78% to -13.61%
          2014                                           38,322    10.52 to 10.53       $403,333               0.00%     1.00% to 1.50%          -5.13% to -5.13%
                                                                                                                                                 -1.36% to -1.36%    ****

    Small Cap Portfolio
          2018                                          624,142    9.63 to 13.36      $8,283,097               0.32%     1.15% to 1.35%          -9.73% to -9.55%
          2017                                          678,945    14.67 to 14.77     $9,979,307               0.79%     1.15% to 1.35%           3.69% to 3.90%
          2016                                          678,690    14.14 to 14.21     $9,614,439               1.70%     1.00% to 1.50%          18.92% to 19.16%
          2015                                          622,164    11.89 to 11.93     $7,405,466               0.49%     1.00% to 1.50%         -13.15% to -12.98%
          2014                                          356,507    13.69 to 13.71     $4,882,129               0.00%     1.00% to 1.50%           1.54% to 1.54%
                                                                                                                                                  4.02% to 4.02%     ****

   Alps
    Alerian Energy Infrastructure Portfolio
          2018                                          242,372     6.35 to 7.80      $1,546,879               1.83%     1.15% to 1.35%         -20.05% to -19.89%
          2017                                          255,279     7.94 to 9.74      $2,035,885               2.02%     1.15% to 1.35%          -2.17% to -1.97%
          2016                                          214,149     8.12 to 8.16      $1,742,373               2.55%     1.00% to 1.50%          38.91% to 39.19%
          2015                                          140,978     5.84 to 5.86        $824,630               1.28%     1.00% to 1.50%         -38.76% to -38.63%
          2014                                           41,872     9.54 to 9.55        $399,590               0.23%     1.00% to 1.50%          -4.57% to -4.49%

    Red Rocks Listed Private Equity Portfolio
          2018                                          114,555    9.58 to 10.39      $1,177,653               5.29%     1.15% to 1.35%         -13.71% to -13.54%
          2017                                          132,509    11.09 to 12.02     $1,584,399               3.76%     1.15% to 1.35%          23.29% to 23.53%
          2016                                           31,067     9.70 to 9.73        $301,600               0.89%     1.00% to 1.50%           6.52% to 6.74%
          2015                                           17,656     9.11 to 9.12        $160,817               0.11%     1.00% to 1.50%          -8.92% to -8.84%

   American Funds IS
    Asset Allocation Fund
          2018                                        3,553,526    10.16 to 11.80    $41,272,047               1.66%     1.15% to 1.35%          -6.12% to -5.93%
          2017                                        2,854,380    10.81 to 12.54    $35,466,015               1.60%     1.15% to 1.35%          14.36% to 14.59%
          2016                                        1,757,313    10.89 to 10.94    $19,162,946               1.76%     1.00% to 1.50%           7.70% to 7.92%
          2015                                          807,913    10.11 to 10.14     $8,178,458               3.14%     1.00% to 1.50%          -0.21% to -0.01%
          2014                                           63,631    10.13 to 10.14       $645,067               1.88%     1.00% to 1.50%           1.35% to 1.43%

    Blue Chip Income and Growth Fund
          2018                                        2,058,862    8.91 to 12.27     $24,755,085               2.09%     1.15% to 1.35%         -10.15% to -9.97%
          2017                                        1,617,244    11.13 to 13.63    $21,744,911               2.12%     1.15% to 1.35%          15.14% to 15.37%
          2016                                        1,191,707    11.76 to 11.82    $14,030,863               2.32%     1.00% to 1.50%          16.91% to 17.14%
          2015                                          564,646    10.06 to 10.09     $5,684,566               2.70%     1.00% to 1.50%          -4.51% to -4.32%
          2014                                          201,763    10.53 to 10.54     $2,125,588               4.76%     1.00% to 1.50%           5.32% to 5.41%

    Ultra-Short Bond Fund
          2018                                        1,173,610     9.41 to 9.92     $11,075,480               0.82%     1.15% to 1.35%          -0.23% to -0.02%
          2017                                        1,347,923     9.43 to 9.93     $12,736,983               0.07%     1.15% to 1.35%          -1.18% to -0.98%
          2016                                        1,342,304     9.54 to 9.59     $12,826,412               0.00%     1.00% to 1.50%          -1.78% to -1.59%
          2015                                        1,625,317     9.71 to 9.74     $15,798,803               0.00%     1.00% to 1.50%          -2.04% to -1.85%
          2014                                          728,158     9.92 to 9.93      $7,221,320               0.00%     1.00% to 1.50%          -0.83% to -0.75%

    Capital Income Builder Fund
          2018                                        1,391,166     9.74 to 9.94     $13,739,071               2.72%     1.15% to 1.35%          -8.50% to -8.32%
          2017                                        1,175,195    10.64 to 10.85    $12,674,558               2.67%     1.15% to 1.35%          11.14% to 11.36%
          2016                                          809,445     9.69 to 9.74      $7,856,367               3.18%     1.00% to 1.50%           2.39% to 2.60%
          2015                                          502,843     9.47 to 9.49      $4,765,182               2.92%     1.00% to 1.50%          -3.11% to -2.92%
          2014                                           62,992     9.77 to 9.78        $615,509               1.45%     1.00% to 1.50%          -2.31% to -2.22%

    Global Growth Fund
          2018                                          581,969    10.21 to 12.10     $6,906,376               0.63%     1.15% to 1.35%         -10.46% to -10.28%
          2017                                          402,383    11.39 to 13.48     $5,351,879               0.68%     1.15% to 1.35%          29.36% to 29.62%
          2016                                          263,246    10.35 to 10.40     $2,729,142               0.75%     1.00% to 1.50%          -0.98% to -0.78%
          2015                                          218,567    10.45 to 10.48     $2,287,088               1.66%     1.00% to 1.50%           5.26% to 5.47%
          2014                                           25,787     9.93 to 9.94        $256,192               1.03%     1.00% to 1.50%          -0.68% to -0.59%

    Global Growth and Income Fund
          2018                                          788,349    10.10 to 11.30     $8,809,205               1.78%     1.15% to 1.35%         -11.10% to -10.93%
          2017                                          567,275    11.35 to 12.69     $7,127,276               2.60%     1.15% to 1.35%          24.14% to 24.39%
          2016                                          407,304    10.15 to 10.20     $4,141,736               2.16%     1.00% to 1.50%           5.60% to 5.81%
          2015                                          251,907     9.62 to 9.64      $2,426,026               3.36%     1.00% to 1.50%          -2.92% to -2.72%
          2014                                           15,312     9.90 to 9.91        $151,652               5.12%     1.00% to 1.50%          -0.96% to -0.88%

    Global Small Capitalization Fund
          2018                                          289,207    9.96 to 10.61      $3,041,269               0.02%     1.15% to 1.35%         -12.01% to -11.83%
          2017                                          209,334    11.31 to 12.04     $2,497,720               0.37%     1.15% to 1.35%          23.94% to 24.19%
          2016                                          140,116     9.65 to 9.69      $1,355,137               0.08%     1.00% to 1.50%           0.48% to 0.68%
          2015                                          227,555     9.60 to 9.63      $2,186,411               0.00%     1.00% to 1.50%          -1.36% to -1.16%
          2014                                            9,369     9.73 to 9.74         $91,212               0.11%     1.00% to 1.50%          -2.68% to -2.59%

    Growth Fund
          2018                                        1,508,344    11.10 to 14.54    $21,307,468               0.30%     1.15% to 1.35%          -1.85% to -1.65%
          2017                                        1,103,029    11.29 to 14.78    $15,869,916               0.53%     1.15% to 1.35%          26.27% to 26.53%
          2016                                          603,340    11.63 to 11.68     $7,025,261               0.63%     1.00% to 1.50%           7.75% to 7.97%
          2015                                          403,510    10.79 to 10.82     $4,357,889               1.25%     1.00% to 1.50%           5.15% to 5.37%
          2014                                           83,979    10.26 to 10.27       $861,882               1.08%     1.00% to 1.50%           2.61% to 2.69%

    Growth-Income Fund
          2018                                        1,915,078    10.86 to 13.14    $24,681,484               1.46%     1.15% to 1.35%          -3.38% to -3.18%
          2017                                        1,426,572    11.22 to 13.58    $19,064,147               1.52%     1.15% to 1.35%          20.44% to 20.68%
          2016                                          912,448    11.19 to 11.25    $10,231,418               1.54%     1.00% to 1.50%           9.76% to 9.98%
          2015                                          469,186    10.20 to 10.23     $4,790,060               2.28%     1.00% to 1.50%          -0.15% to 0.05%
          2014                                          103,933    10.21 to 10.22     $1,061,651               2.04%     1.00% to 1.50%           2.14% to 2.22%

    International Fund
          2018                                          621,781    9.84 to 10.05      $6,210,405               1.87%     1.15% to 1.35%         -14.58% to -14.40%
          2017                                          417,580    11.51 to 11.74     $4,880,259               1.56%     1.15% to 1.35%          30.13% to 30.39%
          2016                                          238,483     8.96 to 9.01      $2,143,281               1.42%     1.00% to 1.50%           1.83% to 2.04%
          2015                                          176,514     8.80 to 8.83      $1,555,816               2.33%     1.00% to 1.50%          -6.03% to -5.84%
          2014                                           30,624     9.37 to 9.37        $287,001               2.36%     1.00% to 1.50%          -6.33% to -6.25%

    International Growth and Income Fund
          2018                                          531,031     9.16 to 9.78      $4,886,791               2.53%     1.15% to 1.35%         -12.65% to -12.48%
          2017                                          353,383    10.48 to 11.18     $3,723,128               2.50%     1.15% to 1.35%          23.05% to 23.30%
          2016                                          223,673     8.52 to 8.56      $1,907,815               2.77%     1.00% to 1.50%          -0.18% to 0.02%
          2015                                          146,100     8.53 to 8.56      $1,247,857               3.89%     1.00% to 1.50%          -7.08% to -6.90%
          2014                                           10,015     9.19 to 9.19         $92,019               5.93%     1.00% to 1.50%          -8.15% to -8.07%

    New World Fund
          2018                                        2,403,071     9.27 to 9.59     $22,371,637               0.76%     1.15% to 1.35%         -15.41% to -15.24%
          2017                                        1,902,356    10.96 to 11.32    $20,915,092               0.90%     1.15% to 1.35%          27.33% to 27.59%
          2016                                        1,383,251     8.60 to 8.65     $11,927,318               0.70%     1.00% to 1.50%           3.63% to 3.84%
          2015                                        1,059,832     8.30 to 8.33      $8,809,643               0.70%     1.00% to 1.50%          -4.67% to -4.48%
          2014                                          241,423     8.71 to 8.72      $2,102,795               1.81%     1.00% to 1.50%         -12.91% to -12.84%

    U.S. Government/AAA-Rated Securities Fund
          2018                                        1,000,237    9.85 to 10.02      $9,996,749               1.25%     1.15% to 1.35%          -0.85% to -0.65%
          2017                                          866,874    9.92 to 10.09      $8,709,523               1.10%     1.15% to 1.35%          -0.08% to 0.12%
          2016                                          768,717    10.03 to 10.08     $7,730,632               1.33%     1.00% to 1.50%          -0.36% to -0.16%
          2015                                          523,628    10.06 to 10.09     $5,281,120               2.46%     1.00% to 1.50%          -0.07% to 0.13%
          2014                                           41,258    10.07 to 10.08       $415,682               1.73%     1.00% to 1.50%           0.72% to 0.80%

   Oppenheimer VA Service Class
    Total Return Bond Fund
          2018                                          134,424    9.92 to 10.34      $1,381,911               3.07%     1.15% to 1.35%          -2.64% to -2.45%
          2017                                          141,166    10.18 to 10.60     $1,489,489               2.13%     1.15% to 1.35%           2.98% to 3.19%
          2016                                          183,899    10.23 to 10.28     $1,883,268               3.87%     1.00% to 1.50%           1.67% to 1.87%
          2015                                          126,370    10.06 to 10.09     $1,272,341               4.00%     1.00% to 1.50%          -0.65% to -0.45%
          2014                                           28,921    10.12 to 10.13       $292,828               0.00%     1.00% to 1.50%           1.24% to 1.32%

    Discovery Mid Cap Growth Fund
          2018                                           93,983    10.61 to 13.08     $1,200,322               0.00%     1.15% to 1.35%          -7.57% to -7.38%
          2017                                           78,421    11.47 to 14.12     $1,081,791               0.00%     1.15% to 1.35%          26.74% to 26.99%
          2016                                           69,024    11.07 to 11.12       $765,062               0.00%     1.00% to 1.50%           0.71% to 0.91%
          2015                                           86,870    10.99 to 11.02       $955,449               0.00%     1.00% to 1.50%           4.92% to 5.13%
          2014                                            2,410    10.48 to 10.48        $25,249               0.00%     1.00% to 1.50%           4.75% to 4.84%

    Global Multi-Alternatives Fund
          2018                                            9,705     8.91 to 8.99         $87,065               0.68%     1.15% to 1.35%          -4.61% to -4.42%
          2017                                            9,680     9.34 to 9.41         $90,846               0.45%     1.15% to 1.35%          -1.15% to -0.95%
          2016                                           25,872     9.45 to 9.50        $244,847               1.38%     1.00% to 1.50%           2.10% to 2.30%
          2015                                           18,204     9.26 to 9.28        $168,791               0.13%     1.00% to 1.50%          -4.97% to -4.78%
          2014                                           10,727     9.74 to 9.75        $104,541               4.75%     1.00% to 1.50%          -2.57% to -2.49%

    Global Fund
          2018                                          331,573    10.01 to 11.44     $3,736,216               0.82%     1.15% to 1.35%         -14.56% to -14.39%
          2017                                          314,034    11.70 to 13.36     $4,168,595               0.54%     1.15% to 1.35%          34.50% to 34.77%
          2016                                          101,878     9.86 to 9.91      $1,006,775               0.79%     1.00% to 1.50%          -1.50% to -1.30%
          2015                                          100,088    10.01 to 10.04     $1,003,116               1.16%     1.00% to 1.50%           2.28% to 2.49%
          2014                                            5,615     9.79 to 9.80         $54,982               0.00%     1.00% to 1.50%          -2.10% to -2.01%

    International Growth Fund
          2018                                          701,888     8.86 to 9.02      $6,284,910               0.63%     1.15% to 1.35%         -20.64% to -20.48%
          2017                                          321,075    11.15 to 11.34     $3,621,877               0.70%     1.15% to 1.35%          24.75% to 25.00%
          2016                                          127,654     9.03 to 9.07      $1,154,655               0.92%     1.00% to 1.50%          -4.02% to -3.83%
          2015                                          126,222     9.41 to 9.44      $1,189,022               0.58%     1.00% to 1.50%           1.72% to 1.93%
          2014                                           23,787     9.25 to 9.26        $220,047               0.00%     1.00% to 1.50%          -7.51% to -7.43%

    Main Street Fund
          2018                                          441,279    8.94 to 12.12      $5,103,092               0.94%     1.15% to 1.35%          -9.34% to -9.15%
          2017                                          303,919    10.78 to 13.34     $3,992,486               1.01%     1.15% to 1.35%          15.08% to 15.31%
          2016                                          173,754    11.51 to 11.57     $2,003,711               0.90%     1.00% to 1.50%          9.81% to 10.03%
          2015                                           83,027    10.49 to 10.52       $871,289               0.37%     1.00% to 1.50%           1.72% to 1.93%
          2014                                            1,357    10.31 to 10.32        $13,993               0.00%     1.00% to 1.50%           3.08% to 3.17%

    Main Street Small Cap Fund
          2018                                          311,009    9.38 to 11.73      $3,567,016               0.07%     1.15% to 1.35%         -11.75% to -11.57%
          2017                                          273,894    10.62 to 13.26     $3,591,491               0.60%     1.15% to 1.35%          12.39% to 12.61%
          2016                                          202,405    11.72 to 11.78     $2,378,265               0.24%     1.00% to 1.50%          16.09% to 16.33%
          2015                                          138,342    10.10 to 10.13     $1,398,862               0.89%     1.00% to 1.50%          -7.35% to -7.17%
          2014                                           55,257    10.90 to 10.91       $602,230               0.00%     1.00% to 1.50%           8.98% to 9.07%

   Transparent Value VI
    Directional Allocation Portfolio
          2016                                                -          -                    $0               0.00%     1.00% to 1.50%                n/a
          2015                                           17,596     9.26 to 9.28        $162,873               0.00%     1.00% to 1.50%          -4.06% to -3.87%
          2014                                           12,657     9.65 to 9.66        $122,124               0.00%     1.00% to 1.50%          -3.52% to -3.43%

   T. Rowe Price
    Blue Chip Growth Portfolio
          2018                                        1,899,467    11.75 to 13.26    $24,860,206               0.00%     1.15% to 1.35%           0.28% to 0.48%
          2017                                        1,239,795    11.70 to 13.20    $16,205,947               0.00%     1.15% to 1.35%          34.01% to 34.28%
          2016                                          556,025     9.80 to 9.83      $5,455,076               0.00%     1.00% to 1.50%          -0.81% to -0.61%
          2015                                          202,458     9.88 to 9.89      $2,001,222               0.00%     1.00% to 1.50%          -1.18% to -1.10%

    Health Sciences Portfolio
          2018                                          998,792    10.00 to 11.01    $10,053,170               0.00%     1.15% to 1.35%          -0.50% to -0.30%
          2017                                          710,023    10.05 to 11.05     $7,168,782               0.00%     1.15% to 1.35%          25.60% to 25.86%
          2016                                          380,909     8.00 to 8.02      $3,048,925               0.00%     1.00% to 1.50%         -11.91% to -11.74%
          2015                                          192,859     9.08 to 9.09      $1,751,317               0.00%     1.00% to 1.50%          -9.20% to -9.13%

   John Hancock Variable Insurance Trust
    Financial Industries Portfolio
          2018                                           17,208     8.35 to 8.37        $143,851               0.76%     1.15% to 1.35%         -16.46% to -16.35%

    Fundamental All Cap Core Portfolio
          2018                                            5,611     8.76 to 8.76         $49,138               0.03%     1.15% to 1.35%         -12.42% to -12.42%

    Select Bond Portfolio
          2018                                              385    10.08 to 10.09         $3,876               3.83%     1.15% to 1.35%           0.80% to 0.94%

    Strategic Income Opportunities Portfolio
          2018                                            9,090     9.49 to 9.50         $86,302               3.92%     1.15% to 1.35%          -5.10% to -4.98%

          *    The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets.  This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.  The recognition of investment income is affected by the timing of the declaration of dividends.

          **   The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate
               Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

          ***  The Total Return is calculated as the change in the unit value of the underlying portfolio, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  For newly introduced portfolios, the total return for the first year is calculated as the percentage change from inception to the end of the period.  Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

          **** The Total Return noted relate to partial year total return for the Sammons Retirement Solutions
               LiveWell Variable Annuity with Value Endorsement that became available July 30, 2014.

6.      Diversification Requirements

        Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investment of the segregated asset account, on which the policy is based, are not adequately diversified.  The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

        The Internal Revenue Service has issued regulations under Section 817(h) of the Code.  Midland National Life believes, based on assurances from the Funds, that the Separate Account C satisfies the current requirements of the regulations.